Registration Statement No. 2-88637

811-03927

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 25

And/Or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 56
___________

THE TRAVELERS FUND UL FOR VARIABLE LIFE INSURANCE
(Exact name of Registrant)

THE TRAVELERS INSURANCE COMPANY
(Name of Depositor)

ERNEST J. WRIGHT
The Travelers Insurance Company
One Cityplace
Hartford, Connecticut 06103-3415

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

[ ]	immediately upon filing pursuant to paragraph (b)

[ X ]	on May 1, 2003 pursuant to paragraph (b)

[ ]	__ days after filing pursuant to paragraph (a)(1)

[ ]	on __________ pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[ ]   this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

INFORMATION REQUIRED IN A PROSPECTUS

TRAVELERS MARKETLIFESM

May 1, 2003 Prospectus

Flexible Premium Variable Life Insurance Policies

Issued to Individuals by:
The Travelers Insurance Company — The Travelers Fund UL (a separate account)
or
The Travelers Life and Annuity Company — The Travelers Fund UL II (a separate account)

This prospectus describes information you should know before you purchase Travelers MarketLife (the Policy). Please be aware that this is a prospectus, which highlights many Policy provisions and communicates the Policy’s primary features. Some policy features may not be available in some states and there may be variations in your Policy from descriptions contained in this prospectus because of differences in state law that affect the Policies. We use certain terms throughout this prospectus, which are defined in Appendix A. The language of the Policy itself determines your rights and obligations under the Policy.

As a life insurance policy, the Policy is a contract between you and the Company. The Policy is designed to provide insurance protection on the life of an individual and to build Cash Value. You agree to make sufficient Premium Payments to the Company and the Company agrees to pay a Death Benefit to your Beneficiary after the death of the Named Insured (Insured). Premium Payments are flexible in both frequency and amount. You can build Cash Value by investing in a variety of Investment Options (listed below), which, in turn, invest in professionally managed Mutual Funds (the Funds). The value of your Policy will vary based on the performance of the Funds you select.

Capital Appreciation Fund	The Travelers Series Trust
Dreyfus Stock Index Fund — Initial Shares	Pioneer Fund Portfolio(2)
Managed Assets Trust	U.S. Government Securities Portfolio
Money Market Portfolio (Travelers)	Zero Coupon Bond Fund Portfolio Series 2005
Franklin Templeton Variable Insurance Products Trust	Travelers Series Fund Inc.
Templeton Global Asset Allocation Fund — Class 1 Shares	AIM Capital Appreciation Portfolio
Templeton Global Income Securities Fund — Class 1	Alliance Growth Portfolio
Shares	MFS Total Return Portfolio
Templeton Growth Securities Fund — Class 1 Shares	Putnam Diversified Income Portfolio
Greenwich Street Series Fund	Smith Barney High Income Portfolio
Equity Index Portfolio — Class I Shares	Smith Barney Large Cap Value Portfolio
Fundamental Value Portfolio	Smith Barney Large Capitalization Growth Portfolio
Janus Aspen Series	Variable Insurance Products Fund
Global Technology Portfolio — Service Shares	Equity-Income Portfolio — Initial Class
Mid Cap Growth Portfolio — Service Shares(1)	Growth Portfolio — Initial Class
Worldwide Growth Portfolio — Service Shares	High Income Portfolio — Initial Class
Scudder Investment VIT Funds	Variable Insurance Products Fund II
EAFE® Equity Index Fund — Class A Shares	Asset Manager Portfolio — Initial Class
Small Cap Index Fund — Class A Shares

______________

(1)	Formerly Aggressive Growth Portfolio — Service Shares	(2)	Formerly Utilities Portfolio

To learn more about the Policy you can request a copy of the Statement of Additional Information (“SAI”) dated May 1, 2003. We filed the SAI with the Securities and Exchange Commission (“SEC”), and it is incorporated by reference into this prospectus. To request a copy, write to Travelers Life & Annuity, Policy Holder Services, P.O. Box 990019, Hartford, Connecticut 06199-0019, call 1-800-334-4298 or access the SEC’s website (http://www.sec.gov).

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Variable life insurance policies are not deposits of any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, or any other government agency. Replacing any existing life insurance policy with this Policy may not be to your advantage.

Summary of Principal Policy Benefits and Risks	4
Policy Summary	4
Principal Policy Benefits	4
Principal Policy Risks	5
Fund Company Risks	6
Fee Tables	7
Transaction Fees	7
Periodic Charges other than Fund Operating Expenses	8
Charges for Optional Riders	10
Fund Charges and Expenses	11
Description of the Companies, Separate Accounts and Funds	15
The Insurance Companies	15
The Separate Accounts and Their Investment Options	15
The Funds	15
Voting Rights	18
Conflicts of Interest	18
Policy Charges and Deductions	19
Charges Against Premium	19
Charges Against Cash Value	20
Charges Against the Separate Account	21
Fund Charges	21
Modification, Reserved Rights and Other Charges	21
Policy Description	22
Applying for a Policy	22
When Coverage Begins	22
Right to Cancel (free look period)	23
Tax Free ‘Section 1035’ Exchanges	23
Ownership/Policy Rights	23
Premiums	24
Amount, Frequency and Duration of Premium Payments	24
Allocation of Premium Payments	25
Values Under Your Policy	25
Cash Value	25
Investment Option Valuation	26
Loan Account Valuation	26
Transfers	27
Transfers of Cash Value	27
Telephone Transfers	27
Death Benefit	28
Death Benefit Examples	29
Changing the Death Benefit Option	29
Paying the Death Benefit and Payment Options	29

Benefits at Maturity	30
Other Benefits	30
Exchange Option	30
Riders	30
Policy Surrenders	32
Full Surrender	32
Partial Surrender	32
Policy Loans	32
Effects of Loans	33
Lapse and Reinstatement	33
Lapse	33
Grace Period	33
Lapse Protection Guarantee Rider	33
Reinstatement	34
Federal Tax Considerations	34
Potential Benefits of Life Insurance	34
Tax Status of the Policy	35
Tax Treatment of Policy Benefits	36
Other Tax Considerations	38
Insurable Interest	38
The Company’s Income Taxes	38
Alternative Minimum Tax	38
Other Policy Information	38
Payment and Suspension of Valuation	38
Policy Statements	38
Limits on Right to Contest and Suicide Exclusion	39
Misstatement as to Sex and Age	39
Policy Changes	39
Distribution	39
Emergency Procedures	40
Legal Proceedings	40
Financial Statement	40
Appendix A: Glossary of terms used throughout this prospectus	A-1
Appendix B: Annual Minimum Premiums	B-1
Appendix C: Per thousand of Stated Amount Surrender Charge	C-1
Appendix D: Current Monthly Administrative Charge	D-1
Appendix D1: Guaranteed Monthly Administrative Charge	D1-1
Appendix E: Illustrations	E-1

SUMMARY OF PRINCIPAL POLICY BENEFITS AND RISKS

This section provides a summary of the Policy and the principal policy benefits and risks. You should read the entire prospectus before purchasing the Policy. Important details regarding the Policy are contained in other sections of this prospectus.

Policy Summary

Travelers MarketLife is both an insurance product and a security. The Policy is first and foremost a life insurance Policy with Death Benefits, Cash Values, and other features traditionally associated with life insurance. To provide these benefits to you, we deduct amounts from your Premium Payments and Policy assets to pay insurance costs, sales and Policy expenses. The Policy is a security because the Cash Value and, under certain circumstances, the Amount Insured and Death Benefit may increase and decrease based on the performance of the Investment Options you select.

Principal Policy Benefits

    Death Benefit

    We will pay your Beneficiary a Death Benefit after the death of the Insured while this Policy is in effect. There are two primary amounts involved in determining the Death Benefit under this Policy. First, when you apply for your Policy you will state the amount of life insurance coverage (the Stated Amount) that you wish to purchase on the Insured. Second, for a Policy to qualify as life insurance under federal tax law, it must provide a minimum amount of insurance in relation to the Cash Value of your Policy (the Minimum Amount Insured). Generally, the Cash Value of your Policy is the sum of the values in the Investment Options and your Loan Account Value.

    In addition to choosing the Stated Amount, you must also choose a Death Benefit option. There are two Death Benefit options available:

      Option 1 — Level Option: the Death Benefit will be the greater of (i) the Stated Amount or (ii) the Minimum Amount Insured.
      Option 2 — Variable Option: the Death Benefit will be the greater of (i) the Stated Amount plus the Cash Value of the Policy or (ii) the Minimum Amount Insured.

    The Death Benefit may be increased or decreased by changes in the Stated Amount, surrenders, outstanding loans and charges or by certain Riders.

    Policy Surrenders (Withdrawals)

    You may withdraw some or all of your money from your Policy (minus any applicable charges and fees).

    Policy Loans

    You may borrow against your Policy using your Policy as collateral.

    The Investment Options and the Corresponding Funds

    You may select from a wide variety of Investment Options. Each Investment Option invests directly in a professionally managed Fund. You may transfer Cash Value among any of the Investment Options while continuing to defer current income taxes.

    Flexible Premium Payments

    After you make the initial Premium Payment, you may choose the amount and frequency of future Premium Payments, within certain limits.

    Payment Options

    You or your Beneficiary can choose from a variety of fixed and variable Payment Options (e.g., lump sum or various periodic payments) to receive the Policy Proceeds.

    Tax-Free Death Benefit

    Your Beneficiary may receive the Death Benefit free of income tax, and with properly structured ownership you can also avoid estate tax on the Death Benefit.

    Right to Cancel Period

    We urge you to examine your Policy closely. When you receive your Policy, the Right to Cancel Period begins. This period is at least ten (10) days, or more if required by state law. If, for any reason, you are not satisfied, you may return the Policy to us during the Right to Cancel Period for a refund.

    Exchange Option

    During the first two Policy Years you can exchange this Policy for a form of non-variable permanent individual life insurance.

    Riders (Supplemental Insurance Benefits)

    You may add additional insurance to your Policy by Rider. A number of different riders are available, ranging from a Cost of Living Adjustment Rider to a Lapse Protection Guarantee Rider. Please see “Other Benefits” for descriptions of all the riders.

    Personalized Illustrations
You may request personalized illustrations for the Policy that reflect your age, sex, underwriting classification, the specified insurance benefits and the premium requested. These hypothetical illustrations may help you to understand how the Contract Value and Death Benefit can change over time and how the investment performance of the Funds impact the Contract Value and the Death Benefit. The illustrations may also help you compare the Policy to other life insurance policies. Personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or Contract Value.

Principal Policy Risks

    Poor Fund Performance (Investment Risk)

    The value of your Policy is tied to the investment performance of the Funds and allocation percentages you choose. If those Funds perform poorly, the value of your Policy will decrease. Since we continue to deduct charges from the Cash Value, if investment results are too low, the Cash Surrender Value of your Policy may fall to zero. In that case, the Policy will, after a grace period, terminate without value and insurance coverage will no longer be in effect.

    Tax Risks

    We believe, but do not guarantee, that the Policy should be considered a life insurance policy under federal tax law. If the Policy was determined not to be a life insurance policy for federal tax purposes, you may be considered to be in constructive receipt of Policy Value, with adverse tax consequences, and all or a part of the proceeds paid under the Policy may be taxable to the Beneficiary. There is also a possibility that even if your Policy is treated as life insurance for federal tax purposes, it could be treated as a modified endowment contract (MEC) under federal tax laws (usually if your Premium payments in the first seven policy years or less exceed certain limits). If your Policy is a MEC, partial surrenders, collateral assignments and Policy loans could incur taxes, and any distributions or deemed distributions could incur the additional 10% tax on early withdrawals.

    Policy Lapse

    There is a risk that if partial surrenders, loans, and monthly deductions reduce your Cash Surrender Value to too low an amount and/or if the investment experience of your selected Investment Options is unfavorable, then your Policy could lapse. If your Policy lapses, then the Policy and all rights and benefits under it will terminate.

    Policy Withdrawal Limitations

    Full and Partial surrenders may be subject to a surrender charge. The minimum partial surrender amount is $500. Surrenders will reduce the Death Benefit, the Amount Insured and the Cash Value of the Policy. Federal income taxes and a penalty tax may apply to partial surrenders.

    Credit Risk

    The Death Benefit guarantees and rider guarantees depend on the Company’s financial ability to fulfill their obligations. You should review the Company’s financial statements, which are available upon request and are attached to the Statement of Additional Information.

    Effects of Policy Loans

    A Policy loan, whether or not repaid, will affect your Policy’s Cash Value over time because we transfer the amount of the loan from the Investment Options to the Loan Account and hold it as collateral. As a result, the loan collateral does not participate in the investment results of the Investment Options. A Policy loan also reduces the Death Benefit proceeds and could make it more likely that a Policy will lapse.

    Increase in Current Fees and Expenses

    Certain Policy fees and expenses are currently charged at less than their maximum amounts. We may increase these current fees and expenses up to the guaranteed maximum levels.

    Policy is not Suited for Short-Term Investment

    We designed the Policy to meet long-term financial goals. You should not purchase this Policy to meet any short-term investment goals or if you think you will surrender all or part of your Policy in the short-term.

Fund Company Risks

    A comprehensive discussion of the risks of each Fund may be found in each Fund Company’s prospectus.
    Each Fund has its own goal, investment objective and investment strategies that affect the risks associated with investing in that Fund.

    A Fund always carries investment risks although some types carry more risk than others. Generally, the higher the potential return, the higher the risk of loss. Before you decide which Funds to choose, you should consider whether the goals and risks of a Fund are a good fit for your investment plan.

    There is no assurance that any of the Funds will achieve their stated investment objective.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time you buy the Policy or surrender the Policy. The tables disclose the Maximum Guaranteed Charge, the Current Charge and where the amount of a charge depends on the Insured’s characteristics, such as age or rating classification, the charge for a Sample Insured.

Transaction Fees

Charge	When we Deduct the Charge	Amount Deducted

Sales Charge	Upon receipt of each	Current Charge:	2.50% of each Premium Payment
$50,000 – $499,999 of Face Amount	Premium Payment	Guaranteed Charge:	2.50% of each Premium Payment

Sales Charge	Upon receipt of each	Current Charge:	2.00% of each Premium Payment
$500,000 – $999,999 of Face Amount	Premium Payment	Guaranteed Charge:	2.00% of each Premium Payment

Sales Charge	Not applicable	Current Charge:	0.00% of each Premium Payment
$1,000,000+ of Face Amount		Guaranteed Charge:	0.00% of each Premium Payment

Premium Tax Charge	Upon receipt of each	Current Charge:	2.50% of each Premium Payment
(Waived for policies issued in PR)	Premium Payment	Guaranteed Charge:	2.50% of each Premium Payment

Surrender Charge (Full) (1)	When you fully surrender your Policy within the first ten (10) Policy Years and for the first ten (10) Policy Years after an increase in Stated Amount in addition to the	Current Charge:	Rates per $1000 of Stated Amount for First Year of Coverage: Minimum: $1.63(2) Maximum: $25.40(3)
	per $1,000 of Stated Amount Surrender charge, there is also another charge that is the smallest of 6% of the Cash Value being	Guaranteed Charge:	Rates per $1000 of Stated Amount for First Year of Coverage: Minimum: $1.63(2) Maximum: $25.40(3)
	surrendered, 6% of the amount of premiums actually paid within the five years preceeding the surrender, or 9% of the total Annual Minimum Premiums for each full or partial Policy Year during the five years preceeding the surrender, whether paid or not.	Sample Charge for a 40-year-old male, non-smoker, preferred risk class, with death benefit option 1 and a $350,000 face amount.	Rates per $1000 of Stated Amount for First Year of Coverage: Current: $5.69 Guaranteed: $5.69

Charge	When we Deduct the Charge	Amount Deducted

Surrender Charge (Partial)	When you partially surrender your Policy within the first ten (10) Policy Years and for the first ten (10) Policy Years after an increase in Stated Amount, there is a charge	Current Charge:	Rates per $1000 of Stated Amount for First Year of Coverage: Minimum: $1.63(2) Maximum: $25.40(3)
	that is the smallest of 6% of the gross partial surrender amount, 6% of the amount of premiums actually paid within the five years	Guaranteed Charge:	Rates per $1000 of Stated Amount for First Year of Coverage: Minimum: $1.63(2) Maximum: $25.40(3)
	preceeding the surrender, or 9% of the total Annual Minimum Premiums for each full or partial Policy Year during the five years preceeding the surrender, whether paid or not. Gross partial surrender amounts are the requested partial surrender amounts divided by 94%.	Sample Charge for a 40-year-old male, non-smoker, preferred risk class, with death benefit option 1 and a $350,000 face amount.	Rates per $1000 of Stated Amount for First Year of Coverage: Current: $5.69 Guaranteed: $5.69

Decrease of Stated Amount (1)	When a decrease in Stated Amount is requested	Current Charge:	Rates per $1000 of Stated Amount for the First Year of Coverage: Minimum: $1.63(2) Maximum: $ 25.40(3)
		Guaranteed Charge:	Rates per $1000 of Stated Amount for First Year of Coverage: Minimum: $1.63(2) Maximum: $ 25.40(3)
		Sample Charge for a 40-year-old male, non-smoker, preferred risk class, with death benefit option 1 and a $350,000 face amount.	Rates per $1000 of Stated Amount for First Year of Coverage: Current: $5.69 Guaranteed: $5.69

______________

(1)	Current and Guaranteed charges may vary in certain states but will not exceed the Guaranteed charges shown above. The rates vary depending on the age, gender, policy duration and the amount of insurance coverage. This rate may not be representative of the charge that a particular policy owner would pay. To obtain information on the charges that would apply to you, please contact your agent or registered representative.

(2)	Sample charge for any insured with a specified amount at or above $1,000,000 and with an issue age less than 5-years old regardless of sex, risk class or underwriting.

(3)	Sample charge for any insured with a specified amount less than $500,000 and with an issue age greater than 64-years old regardless of sex, risk class or underwriting.

The next two tables describe the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund expenses.

Periodic Charges Other Than Fund Operating Expenses

Charge	When we Deduct the Charge	Amount Deducted

Cost of Insurance Charge (COI(1))	Monthly on the Deduction Day	Current Charge:	Rates per $1000 of Net Amount At Risk for the First Year of Coverage: Minimum: 0.0571(2) Maximum: 46.94796(3)
		Guaranteed Charge:	Rates per $1000 of Net Amount At Risk for First Year of Coverage: Minimum: 0.0571(2) Maximum: 47.18322(3)
		Sample Charge for a 40-year-old male, non-smoker, preferred risk class, with death benefit option 1 and a $350,000 face amount.	Rates per $1000 of Net Amount At Risk for First Year of Coverage: Current: 0.1753 Guaranteed: 0.2634

Policy Administrative Expense Charges	Monthly from Cash Value for the first three (3) Policy Years on the Deduction Date	Current Charge:	Monthly Rate per $1000 of Initial Stated Amount for the first three years of coverage or for the three years following an increase in Stated Amount: Minimum: $ 0.00(4) Maximum: $ 0.39(5)
		Guaranteed Charge:	Monthly Rate per $1000 of Initial Stated Amount for the first three years of coverage or for the three years following an increase in Stated Amount: Minimum: $0.00(6) Maximum: $0.39(5)
		Sample Charge for a 40-year-old male, non-smoker, preferred risk class, with death benefit option 1 and a $350,000 face amount.	Monthly Rate per $1000 of Initial Stated Amount for the first three years of coverage or for the three years following an increase in Stated Amount: Current: $0.23 Guaranteed: $0.23

______________

(1)	The current cost of insurance charges shown are for a preferred nonsmoker underwriting and risk class while the Guaranteed charges are based on the 1980 Commissioners Standard Ordinary (1980 CSO Tables). The cost-of-insurance rates listed do not reflect the addition of any “flat extras.” Flat extras account for adverse risks that, if applied, would increase the cost-of-insurance rates shown above.

(2)	Sample charge for a 9-year-old female, non-smoker, preferred plus underwriting class with death benefit option 1.

(3)	Sample charge for an 80-year-old male, smoker, Table 10, with death benefit option 1.

(4)	Sample charge for any insured with stated amounts $1,000,000 or more regardless if age, sex, risk class or underwriting. This sample charge also applies to a nonsmoker risk class with stated amounts of $500,000 or more regardless of sex or underwriting.

(5)	Sample charge for any insured with stated amounts less than $500,000, smoker risk class, and issue ages between 64-80 years old (inclusive) regardless of sex or underwriting.

Periodic Charges Other Than Fund Operating Expenses (Continuation)

Charge	When we Deduct the Charge	Amount Deducted

Mortality and Expense Risk (M&E) Charge (Applies to policies issued on or after 5/1/1998.)	Daily from the unloaned portion of the Cash Value	Current Charge:	0.80% on an annual basis of the amounts in the Investment Options for the first fifteen (15) Policy Years and 0.25% thereafter
		Guaranteed Charge:	Same as current.

Mortality and Expense Risk (M&E) Charge (Applies to policies issued on or after 7/12/1995 and prior to 5/1/1998.)	Daily from the unloaned portion of the Cash Value	Current Charge:	0.80% on an annual basis of the amounts in the Investment Options for the first fifteen (15) Policy Years and 0.45% thereafter
		Guaranteed Charge:	Same as current.

Mortality and Expense Risk (M&E) Charge (Applies to policies issued prior to 7/12/1995.)	Daily from the unloaned portion of the Cash Value	Current Charge:	0.60% on an annual basis of the amounts in the Investment Options for all Policy Years.
		Guaranteed Charge:	Same as current.

Separate Account Expense Charge (Applies to policies issued on or after 7/12/1995.)	Daily from the unloaned portion of Cash Value	Current Charge:	0.10% on an annual basis of the amounts in the Investment Options for the fifteen (15) Policy Years and 0.00% thereafter
		Guaranteed Charge:	Same as current

Separate Account Expense Charge (Applies to policies issued prior to 7/12/1995.)	Daily from the unloaned portion of Cash Value	Current Charge:	0.00% on an annual basis of the amounts in the Investment Options for all Policy Years.
		Guaranteed Charge:	Same as current

Policy Loan Cost (Applies to policies issued on or after 7/12/1995.)	Monthly from the Loan Account	Current Charge:	3.40% (2.00% in VI) on an annual basis on the amount loaned for Policy Years 1-13 and –0.15% (-0.34% in NY and MA) on the amount loaned for Policy Years 14 and later.(1)
		Guaranteed Charge:	Same as current

Policy Loan Cost (Applies to policies issued prior to 7/12/1995.)	Monthly from the Loan Account	Current Charge:	3.40% (2.00% in VI) on an annual basis on the amount loaned for Policy Years 1-10 and –0.15% (-0.34% in NY and MA) on the amount loaned for Policy Years 14 and later.(1) Please refer to footnotes for policy loan costs for years 11, 12, and 13.(2)
		Guaranteed Charge:	Same as current

______________

(1)	The Policy Loan Cost reflects the difference between the loan interest rate charged and the loan interest rate credited (see the Policy Loans section for more information).

(2)	The Policy Loan Cost is -0.15% and 2.00%, –0.34% and 1.40%, and –0.15% and 3.40% for policies issued in the VI, NY and MA, and the remaining states respectively. The percentage splits of the loan account value where the Policy Loan Cost are applied are 25%/75%, 50%/50%, and 75%/25% for years 11, 12, and 13 respectively.

Charges for Optional Riders

Charge	When we Deduct the Charge	Amount Deducted

Primary Insured Term Rider(1) (Minimum Face Amount of $1,000. Maximum limits subject to underwriting. Rider face is subject to a $100,000 base face minimum.)	Monthly from the unloaned portion of the Cash Value on the Deduction Date.	Current Charge:	Monthly Rate per $1000 of Term Amount for the First Year of Coverage: Minimum: $ 0.0571(2) Maximum: $ 46.94796(3)
		Guaranteed Charge:	Monthly Rate per $1000 of Term Amount for the First Year of Coverage: Minimum: $ 0.0571 (2) Maximum: $ 47.18322(3)
		Sample Charge for a 40-year-old male, non-smoker, preferred risk class, with death benefit option 1 and a $350,000 face amount.	Monthly Rate per $1000 of Term Amount for the First Year of Coverage: Current: $ 0.1753 Guaranteed: $ 0.2634

Spouse Term Insurance Rider (1) (Minimum Face Amount of $50,000. Maximum limits subject to underwriting and cannot exceed the base face	Monthly from the unloaned portion of the Cash Value on the Deduction Date.	Current Charge:	Monthly Rate per $1000 of Term Amount for the First Year of Coverage: Minimum: $ 0.0571(2) Maximum: $ 46.94796(3)
Amount. Rider face is subject to a $50,000 base face minimum.)		Guaranteed Charge:	Monthly Rate per $1000 of Term Amount for the First Year of Coverage: Minimum: $ 0.0571(2) Maximum: $ 47.18322(3)
		Sample Charge for a 36-year-old female, non-smoker, preferred risk class, with death benefit option 1 and a $110,000 face amount.	Monthly Rate per $1000 of Term Amount for the First Year of Coverage: Current: $ 0.1049 Guaranteed: $ 0.1522

Child Term Insurance Rider	Monthly from the unloaned portion of the Cash Value on the Deduction Date.	Current Charge:	Monthly Rate per $1000 of Child Term Rider Unit for the First Year of Coverage: Without Waiver of Deduction Amount Coverage Rider: $0.50 With Waiver of Deduction Amount Coverage Rider: $0.52
		Guaranteed Charge:	Monthly Rate per $1000 of Child Term Rider Unit for the First Year of Coverage: Without Waiver of Deduction Amount Coverage Rider: $0.50 With Waiver of Deduction Amount Coverage Rider: $0.52
		Sample Charge for a an 15-year-old male with $9,000 Child Term Rider face amount	Monthly Rate per $1000 of Child Term Rider Unit for the First Year of Coverage: Without Waiver of Deduction Amount Coverage Rider $0.50 With Waiver of Deduction Amount Coverage Rider: $0.52

Accelerated Death Benefit Rider	Not Applicable	Current Charge:	$150 one time processing fee
		Guaranteed Charge:	Same as current

______________

(1)	The current cost of insurance charges shown are for a preferred nonsmoker underwriting and risk class while the Guaranteed charges are based on the 1980 Commissioners Standard Ordinary (1980 CSO Tables).

(2)	Sample charge for a 9-year-old female, non-smoker, preferred plus underwriting class with death benefit option 1.

(3)	Sample charge for an 80-year-old male, smoker, Table 10, with death benefit option 1.

Charges for Optional Riders (Continuation)

Charge	When we Deduct the Charge	Amount Deducted

Lapse Protection Guarantee Rider	Not applicable	Current Charge:	No charge
		Guaranteed Charge:	No charge

Maturity Extension Rider	Not applicable	Current Charge:	No Charge
		Guaranteed Charge:	No Charge

Cost of Living Adjustment Rider (1)	Monthly from the unloaned portion of the Cash Value on the Deduction Date	Current Charge:	Rates per $1000 of Net Amount At Risk for the First Year of Coverage: Minimum: $0.0571(2) Maximum: $46.94796(3)
		Guaranteed Charge:	Rates per $1000 of Net Amount At Risk for First Year of Coverage: Minimum: $0.0571(2) Maximum: $47.18322(3)
		Sample Charge for a 40-year-old male, non-smoker, preferred risk class, with death benefit option 1 and a $350,000 face amount.	Rates per $1000 of Net Amount At Risk for First Year of Coverage: Current: $ 0.1753 Guaranteed: $ 0.2634

Waiver of Deduction Amount Rider	Monthly from the unloaned portion of the Cash Value on the Deduction Date	Current Charge:	Monthly Rate per $1000 of Monthly Deduction Amount for the First Year of Coverage: Minimum: $ 0.0000(4) Maximum: $ 0.2587 (5)
		Guaranteed Charge:	Monthly Rate per $1000 of Monthly Deduction Amount for the First Year of Coverage: Minimum: $ 0.0000(4) Maximum: $ 0.2587(5)
		Sample Charge for a 40-year-old male, non-smoker, preferred risk class, with death benefit option 1 and a $350,000 face amount.	Monthly Rate per $1000 of Monthly Deduction Amount for the First Year of Coverage: Current: $ 0.0141 Guaranteed: $ 0.0141

Accidental Death Benefit Rider
   (Minimum face amount if
   $25,000. Maximum limits are
   $100,000 for issue ages less
   than 26. Otherwise the
   maximum limit is $300,000.
   Rider face cannot exceed the
base face minimum).	Monthly from the unloaned portion of the Cash Value on the Deduction Date	Current Charge:	Monthly Rate per $1000 of Term Amount for the First Year of Coverage: Minimum: $ 0.0792(6) Maximum: $ 0.308(7)
		Guaranteed Charge:	Monthly Rate per $1000 of Term Amount for the First Year of Coverage: Minimum: $ 0.0792(6) Maximum: $ 0.308(7)
		Sample Charge for a 39-year-old male, non-smoker, standard risk class, with death benefit option 1 and a $250,000 face amount.	Monthly Rate per $1000 of Term Amount for the First Year of Coverage: Current: $ 0.0880 Guaranteed: $ 0.0880

______________

(1)	The current cost of insurance charges shown are for a preferred nonsmoker underwriting and risk class while the Guaranteed charges are based on the 1980 Commissioners Standard Ordinary (1980 CSO Tables).

(2)	Sample charge for a 9-year-old female, non-smoker, preferred plus underwriting class with death benefit option 1.

(3)	Sample charge for an 80-year-old male, smoker, Table 10, with death benefit option 1.

(4)	Sample charge for any insured with an issue age less than 5 years old regardless of sex, risk class or underwriting.

(5)	Sample charge for a 59-year-old smoker regardless of sex, risk class or underwriting.

(6)	Sample charge for an insured less than 30 years old with no table rating regardless of sex, risk class or underwriting.

(7)	Sample charge for any insured with an issue age of at least 60 years old and a Table 4 rating regardless of sex or risk class.

Fund Charges and Expenses

The next tables describe the Fund charges and expenses that you will indirectly pay periodically during the time that you own the Policy. The Investment Options purchase shares of the Funds at net asset value. The net asset value already reflects the deduction of each Fund’s Total Operating Expenses. Therefore you are indirectly bearing the costs of Fund expenses.

We receive payments and/or offsets from some of the Funds, their affiliates and/or service providers for providing administrative or other services for a Fund. These payments vary in amount and currently we receive fees at an annual rate of up to approximately 0.50% of the average net amount invested in a Fund on behalf of the Company’s separate accounts. These payments by the Funds or their affiliates do not result in any charge to you in addition to the Total Operating Expenses disclosed for each Fund below.

The first table below shows the minimum and maximum fees and expenses, as a percentage of average daily net assets, charged by any of the Funds as of December 31, 2002. The second table shows each Fund’s fees and expenses, as a percentage of average daily net assets, as of December 31, 2002, unless otherwise noted. This information was provided by the Funds and we have not independently verified it. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

	Minimum (before reimbursement)	Maximum (before reimbursement)

Total Annual Fund Operating Expenses	0.27%	1.27%

Funding Options:	Management Fee (before expense reimbursement)	Distribution and/or Service Fees (12b-1)	Other Expenses (before expense reimbursement)	Total Annual Operating Expenses (before expense reimbursement)#

Capital Appreciation Fund	0.81%	—	0.03%	0.84%(12)
Dreyfus Stock Index Fund — Initial Shares	0.25%	—	0.02%	0.27%
Managed Assets Trust	0.56%	—	0.05%	0.61%(1)
Money Market Portfolio (Travelers)	0.38%	—	0.04%	0.42%(2)
CitiStreet Funds, Inc.
CitiStreet Diversified Bond Fund — Class I†	0.45%	—	0.11%	0.56%
CitiStreet International Stock Fund — Class I†	0.73%	—	0.17%	0.90%
CitiStreet Large Company Stock Fund — Class I†	0.55%	—	0.15%	0.70%
CitiStreet Small Company Stock Fund — Class I†	0.60%	—	0.16%	0.76%
Franklin Templeton Variable Insurance Products Trust
Templeton Global Asset Allocation Fund — Class 1 Shares	0.62%	—	0.21%	0.83%(3)
Templeton Global Income Securities Fund — Class 1 Shares	0.63%	—	0.10%	0.73%(4)
Templeton Growth Securities Fund — Class 1 Shares	0.81%	—	0.06%	0.87%(4)

Funding Options:	Management Fee (before expense reimbursement)	Distribution and/or Service Fees (12b-1)	Other Expenses (before expense reimbursement)	Total Annual Operating Expenses (before expense reimbursement)#

Greenwich Street Series Fund
Equity Index Portfolio — Class I Shares	0.31%	—	0.05%	0.36%(5)
Fundamental Value Portfolio	0.75%	—	0.03%	0.78%(6)
Janus Aspen Series
Global Technology Portfolio — Service Shares*	0.65%	0.25%	0.07%	0.97%(7)
Mid Cap Growth Portfolio — Service Shares*	0.65%	0.25%	0.02%	0.92%(8)
Worldwide Growth Portfolio — Service Shares*	0.65%	0.25%	0.05%	0.95%(7)
Scudder Investment VIT Funds
EAFE® Equity Index Fund — Class A Shares	0.45%	—	0.47%	0.92%(9)
Small Cap Index Fund — Class A Shares	0.35%	—	0.26%	0.61%(10)
The Travelers Series Trust
Pioneer Fund Portfolio	0.81%	—	0.19%	1.00%(11)
U.S. Government Securities Portfolio	0.38%	—	0.06%	0.44%(12)
Zero Coupon Bond Fund Portfolio Series 2005	0.16%	—	—	1.27%
Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio	0.80%	—	0.05%	0.85%(13)
Alliance Growth Portfolio	0.80%	—	0.03%	0.83%(13)
MFS Total Return Portfolio	0.80%	—	0.03%	0.83%(13)
Putnam Diversified Income Portfolio	0.75%	—	0.18%	0.93%(13)
Smith Barney High Income Portfolio	0.60%	—	0.09%	0.69%(13)
Smith Barney Large Cap Value Portfolio	0.65%	—	0.03%	0.68%(13)
Smith Barney Large Capitalization Growth Portfolio	0.75%	—	0.05%	0.80%
Variable Insurance Products Fund
Equity-Income Portfolio — Initial Class	0.48%	—	0.09%	0.57%(14)
Growth Portfolio — Initial Class	0.58%	—	0.09%	0.67%(15)
High Income Portfolio — Initial Class	0.58%	—	0.12%	0.70%
Variable Insurance Products Fund II
Asset Manager Portfolio — Initial Class	0.53%	—	0.10%	0.63%(16)

______________

     #   Expense reimbursements or waivers that are voluntary may be terminated at any time.

     *   The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).

     †   Closed to new investors.

Notes

     (1)   Management fee includes Administration fee. No fees were waived during the period, nor was the Fund reimbursed for expenses. Fund operates under a voluntary expense cap of 1.25%.

     (2)   Travelers Insurance Company reimbursed Money Market Portfolio for $71,805 in expenses for the year ended December 31, 2002. For the year ended December 31, 2002, there was a voluntary expense limitation. As a result of the voluntary expense limitation, the ratio of expense to average net assets will not exceed 0.40%. Management fee includes an administration fee.

     (3)   The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund for cash management. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.

     (4)   The Fund administration fee is paid indirectly through the management fee.

     (5)   Management fee includes administration fees. Effective June 24, 2002, the Advisory fee for GSS Equity Index Portfolio increased to 0.25% from 0.15%, therefore the actual Management fee for the year was a blended rate of 0.20% plus 0.06% in Administration fees.

     (6)   Management fee includes an administration fee. Fund has a voluntary expense cap of 0.80%.

     (7)   Expenses for all Portfolios are based upon expenses for the year ended December 31, 2002. Expenses are stated both with and without contractual waivers by Janus Capital. Waivers, if applicable, are first applied against the management fee and then against other expenses, and will continue until at least the next annual renewal of the advisory agreements. All expenses are shown without the effect of any expense offset arrangements.

     (8)   Expenses for all Portfolios are based upon expenses for the year ended December 31, 2002. Expenses are stated both with and without contractual waivers by Janus Capital. Waivers, if applicable, are first applied against the management fee and then against other expenses, and will continue until at least the next annual renewal of the advisory agreements. All expenses are shown without the effect of any expense offset arrangements. Formerly, Aggressive Growth Portfolio.

     (9)   The Advisor has contractually agreed to waive its fees and/or reimburse expenses of the Fund, to the extent necessary, to limit all expenses to 0.65% of the average daily net assets of the Fund until April 30, 2005.

     (10)   The Advisor has contractually agreed to waive its fees and/or reimburse expenses of the Fund, to the extent necessary, to limit all expenses to 0.45% of the average daily net assets of the Fund until April 30, 2005.

     (11)   The expense information in the table has been restated to reflect current fees that would have been applicable if they had been in effect during the previous fiscal year. On April 22, 2003, the shareholders of the fund approved a new investment advisory agreement, which became effective May 1, 2003. Under the new agreement, the management fee increased by 0.10%. The management fee also includes a 0.06% fee for adminstrative services.

     (12)   Management fee includes an administration fee. Fund has a voluntary expense cap of 1.25%.

     (13)   Fund has a voluntary expense cap of 1.25%.

     (14)   Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. Including such reductions, Total Annual Operating expenses for the Fidelity VIP Equity Income Portfolio — Initial Class were 0.56%.

     (15)   Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. Including such reductions, Total Annual Operating expenses for the Fidelity VIP Growth Portfolio — Initial Class were 0.61%.

  (16)   Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. Including such reductions, Total Annual Operating expenses for the Fidelity VIP Asset Manager Portfolio — Initial Class were 0.61%.

DESCRIPTION OF THE COMPANIES, SEPARATE ACCOUNTS
AND FUNDS

The Insurance Companies

Please refer to your Policy to determine which Company issued your Policy.

The Travelers Insurance Company is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas.

The Travelers Life and Annuity Company is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all of the United States (except New York), the District of Columbia and Puerto Rico.

Each Company is an indirect wholly owned subsidiary of Citigroup Inc. Each Company’s Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415. The Companies are subject to Connecticut law governing insurance companies and are regulated by the Connecticut Commissioner of Insurance. Each company files an annual statement in a prescribed form with the Commissioner that covers the operations of the Company for the preceding year and its financial condition as of the end of such year. Each Company’s books and assets are subject to review or examination by the Commissioner, and a full examination of its operations is conducted at least once every four years. In addition, each Company is subject to the insurance laws and regulations of any jurisdiction in which it sells its insurance Policies, as well as to various federal and state securities laws and regulations.

The Separate Accounts and Their Investment Options

Under Connecticut law, The Travelers Insurance Company and The Travelers Life and Annuity Company each sponsor separate accounts. Separate accounts are primarily designed to keep policy assets separate from other company assets. Premium payments that you invest in the Investment Options are deposited in the applicable Separate account. The income, gains, and losses are credited to, or charged against each separate account without regard to the income, gains or losses from any other Investment Option or from any other business of the Companies.

The Travelers Insurance Company sponsors The Travelers Fund UL Separate Account for Variable Life Insurance (Fund UL), while The Travelers Life and Annuity Company sponsors The Travelers Fund UL II Separate Account for Variable Life Insurance (Fund UL II). Fund UL was established on November 10, 1983 and Fund UL II was established on October 17, 1995. Both separate accounts were established under the laws of Connecticut and both are registered with the Securities and Exchange Commission (“SEC”) as unit investment trusts under the Investment Company Act of 1940 and qualify as “separate accounts.”

The separate accounts are divided into the various Investment Options to which you allocate your Premium Payments. Each Investment Option uses its assets to purchase shares of a corresponding Fund of the same name. The separate accounts purchase shares of the Funds at net asset value (i.e., without a sales charge) and receive all dividends and capital gains distributions from each Fund, and reinvest in additional shares of that Fund. Finally, the assets of the separate accounts may not be used to pay any liabilities of the insurance companies other than those arising from the Policies, and the insurance companies are obligated to pay all amounts promised to Policy Owners under the Policies.

The Funds

The Funds offered through this Policy are listed below. Some Funds may not be available in certain states. We may also add, withdraw or substitute Funds from time to time. Each Fund is registered under the Investment Company Act of 1940 as an open-end, management investment company. These Funds are not publicly traded and are offered only through variable annuity and variable life insurance products. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Fund, and Policy Owners should not compare the two.

Each Fund has different investment objectives and risks. The Fund prospectuses contain more detailed information on each Fund’s investment strategy, investment advisers and its fees. You may obtain a Fund prospectus by calling 1-800-334-4298 or through your insurance agent. We do not guarantee the investment results of the Funds.

Funds	Investment Objective	Investment Adviser/Subadviser

Capital Appreciation Fund	Seeks growth of capital. The Fund normally invests in equity securities of issuers of any size and in any industry.	Travelers Asset Management International Company LLC (“TAMIC”) Subadviser: Janus Capital Corp.
Dreyfus Stock Index Fund — Initial Shares	Seeks to match the total return of the S&P 500 Index. The Fund normally invests in all 500 stocks in the S&P 500 in proportion to their weighting in the index.	The Dreyfus Corporation Subadviser: Mellon Equity Associates
Managed Assets Trust	Seeks high total return. The Fund normally invests in equities, convertible and fixed-income securities. The Fund’s policy is to allocate investments among asset classes.	TAMIC Subadviser: Travelers Investment Management Company (“TIMCO”)
Money Market Portfolio (Travelers)	Seeks high current return with preservation of capital and liquidity. The Fund normally invests in high-quality short term money market instruments.	TAMIC
CitiStreet Funds, Inc.
CitiStreet Diversified Bond Fund — Class I†	Seeks maximum long term total return. The Fund normally invests in fixed income securities.	CitiStreet Funds Management LLC (“CitiStreet”) Subadviser: Western AssetManagement Company; Salomon Brothers Asset Management (“SBAM”); and SSgA Funds Management (“SSgA”)
CitiStreet International Stock Fund — Class I†	Seeks maximum long term total return. The Fund normally invests in the common stocks of established non-U.S. companies.	CitiStreet Subadviser: Bank of Ireland Asset Management (U.S.) Limited; Citigroup Asset Management Limited, and SSgA
CitiStreet Large Company Stock Fund — Class I†	Seeks maximum long term total return. The Fund normally invests in the common stocks of large, well established companies.	CitiStreet Subadviser: Wellington Management Company; Smith Barney Fund Management LLC, and SSgA
CitiStreet Small Company Stock Fund — Class I†	Seeks maximum long term total return. The Fund normally invests in the common stocks of small companies.	CitiStreet Subadviser: TCW Investment Management; SBAM; and SSgA
Franklin Templeton Variable Insurance Products Trust
Templeton Global Asset Allocation Fund — Class 1 Shares	Seeks high total return. The Fund normally invests in equity securities of companies in any country, debt securities of companies and governments of any country, and in money market instruments and it may invest in high-yield, lower rated bonds.	Templeton Investment Counsel, LLC
Templeton Global Income Securities Fund — Class 1 Shares	Seeks high current income, consistent with preservation of capital. Capital appreciation is a secondary consideration. The Fund normally invests in the debt securities of governments and their political subdivisions and agencies, supranational organizations, and companies located anywhere in the world, including emerging markets and it may invest in high-yield lower-rated bonds.	Templeton Investment Counsel, LLC
Templeton Growth Securities Fund — Class 1 Shares	Seeks long-term capital growth. The Fund normally invests in equity securities of companies located anywhere in the world, including the U.S. and emerging markets.	Templeton Global Advisors Limited

Funds	Investment Objective	Investment Adviser/Subadviser

Greenwich Street Series Fund
Equity Index Portfolio — Class I Shares	Seeks investment results that, before expenses, correspond to the price and yield performance of the S&P 500 Index. The Fund normally invests in equity securities, or other investments with similar economic characteristics that are included in the S&P 500 Index.	TIMCO
Fundamental Value Portfolio	Seeks long-term capital growth. Current income is a secondary consideration. The Fund normally invests in common stocks, and common stock equivalents of companies, believed to be undervalued.	Smith Barney Fund Management LLC (“SBFM”)
Janus Aspen Series
Global Technology Portfolio — Service Shares	Seeks long-term growth of capital. The Fund normally invests in securities of companies that are expected to benefit from advances or improvements in technology.	Janus Capital Management LLC (“Janus Capital”)
Mid Cap Growth Portfolio — Service Shares	Seeks capital growth. The Fund normally invests in equity securities of mid-sized companies.	Janus Capital
Worldwide Growth Portfolio — Service Shares	Seeks growth of capital in a manner consistent with the preservation of capital. The Fund normally invests in the common stocks of companies of any size throughout the world.	Janus Capital
Scudder Investment VIT Funds
EAFE® Equity Index Fund — Class A Shares	Seeks to replicate, before expenses, the performance of the Morgan Stanley Capital International EAFE Index, which emphasizes stocks of companies in Europe, Australia and the Far East. The Fund normally invests in stocks and related securities that are representative of the EAFE Index as a whole.	Deutsche Asset Management, Inc. (“Deutsche”) Subadviser: Northern Trust Investments, Inc.
Small Cap Index Fund — Class A Shares	Seeks to replicate, before expenses, the performance of the Russell 2000 Small Stock Index, which emphasizes stocks of small U.S. companies. The Fund normally invests in stocks and other securities that are representative of the Russell 2000 Index as a whole.	Deutsche Subadviser: Northern Trust Investments, Inc.
The Travelers Series Trust
Pioneer Fund Portfolio	Seeks reasonable income and capital growth. The Fund normally invests in equity securities that are carefully selected, reasonably priced securities.	TAMIC Subadviser: Pioneer Investment Management Inc.
U.S. Government Securities Portfolio	Seeks current income, total return and high credit quality. The Fund normally invests in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.	TAMIC
Zero Coupon Bond Fund Portfolio Series 2005	Seeks high consistent total return with preservation of capital. The Fund normally invests in zero coupon securities.	TAMIC
Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio	Seeks capital appreciation. The Fund normally invests in common stocks of companies that are likely to benefit from new products, services or processes or have experienced above-average earnings growth.	Travelers Investment Adviser Inc. (“TIA”) Subadviser: AIM Capital Management Inc.
Alliance Growth Portfolio	Seeks long term growth of capital. The Fund normally invests in the equity securities of U.S. companies.	TIA Subadviser: Alliance Capital Management L.P.

Funds	Investment Objective	Investment Adviser/Subadviser

MFS Total Return Portfolio	Seeks above average income consistent with the prudent employment of capital. Secondarily, seeks growth of capital and income. The Fund normally invests in a broad range of equity and fixed-income securities of both U.S. and foreign issuers.	TIA Subadviser: MFS
Putnam Diversified Income Portfolio	Seeks high current income consistent with preservation of capital. The Fund normally invests in debt securities of U.S. and foreign governments and corporations.	TIA Subadviser: Putnam Investment Management, Inc.
Smith Barney High Income Portfolio	Seeks high current income. Secondarily, seeks capital appreciation. The Fund normally invests in high yield corporate debt and preferred stock of U.S. and foreign issuers.	SBFM
Smith Barney Large Cap Value Portfolio	Seeks income and long-term growth of income and capital. The Fund normally invests in equities, or similar securities, of companies with large market capitalizations.	SBFM
Smith Barney Large Capitalization Growth Portfolio	Seeks long term growth of capital. The Fund normally invests in equities, or similar securities, of companies with large market capitalizations.	SBFM
Variable Insurance Products Fund
Equity-Income Portfolio — Initial Class	Seeks reasonable income. The Fund normally invests in equity securities with a focus on income producing equities.	Fidelity Management & Research Company (“FMR”)
Growth Portfolio — Initial Class	Seeks capital appreciation. The Fund normally invests in common stocks believed to have above-average growth potential.	FMR
High Income Portfolio — Initial Class	Seeks a high level of current income while also considering growth of capital. The Fund normally invests in income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities.	FMR
Variable Insurance Products Fund II
Asset Manager Portfolio — Initial Class	Seeks high total return with reduced risk over the long-term. The Fund normally invests by allocating assets among stocks, bonds and short-term instruments.	FMR

______________

     †   Closed to new investors.

Voting Rights

The Company is the legal owner of Fund shares. However, we believe that when a Fund solicits proxies in conjunction with a vote of shareholders, we are required to obtain instructions on how to vote Fund shares from Policy Owners who have chosen the corresponding Investment Option. Accordingly, we will send you proxy materials and voting instructions. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Policy Owners, in the same proportion as shares for which we received voting instructions. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right. In certain limited circumstances and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual or semi-annual report to Policy Owners.

Conflicts of Interest

The Funds may also be available to separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to qualified plans. Due to differences in redemption rates, tax treatment or other considerations, the interest of various shareholders participating in a

Fund could conflict. Each will be monitored for the existence of any material conflicts by its Board of Directors to determine what action, if any, should be taken. The prospectuses for the Funds have more details.

POLICY CHARGES AND DEDUCTIONS

We deduct the charges described below. The charges are for services and benefits we provide, costs and expenses we incur, and risks we assume under the Policies. The amount of a charge may not exactly correspond to the costs associated with providing the services or benefits indicated by the designated charge. We also may realize a profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expense charges.

The services and benefits we provide include:

    the ability for you to make withdrawals and surrenders under the Policies;
    the ability for you to obtain a loan under the Policies;
    the Death Benefit paid on the death of the Insured;
    making available a variety of Investment Options and related programs (including dollar-cost averaging and portfolio rebalancing);
    administration of the various elective options available under the Policies; and
    the distribution of various reports to Policy Owners.

The costs and expense we incur include:

    expenses associated with underwriting applications, increases in the Stated Amount, and Riders;
    losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Policies;
    sales and marketing expenses including commission payments to your sales agent; and
    other costs of doing business.

Risks we assume include:

    that the Insured may live for a shorter period of time than estimated resulting in the payment of greater Death Benefits than expected; and
    that the costs of providing the services and benefits under the Policies will exceed the charges deducted.

Charges Against Premium

We deduct certain charges from each Premium Payment you make before we allocate that Premium Payment (Net Premium Payment) among the Investment Options.

    Front-End Sales Expense Charge: We deduct a front-end sales charge of 2.50% of each Premium Payment for Stated Amounts less than $500,000, 2% of each Premium Payment for Stated Amounts from $500,000 to $999,999 and 0% for Stated Amounts greater than $1,000,000. This charge helps us defray our costs for sales and marketing expenses, including commission payments to your sales agent.
    Premium Tax Charge: We deduct a charge of 2.5% of each Premium Payment for state premium taxes that we currently expect to pay. These taxes vary from state to state and currently range from 0.75% to 3.50%. Because there is a range of premium taxes, a Policy Owner may pay a premium charge that is higher or lower than the premium tax actually assessed or not assessed against the Company in his or her jurisdiction.

Charges Against Cash Value

Monthly Deduction Amount: Several charges are combined in the Monthly Deduction Amount, which we deduct pro rata from each of the Investment Option’s values attributable to the Policy. We deduct the amount on the first day of each Policy Month (the Deduction Date). The dollar amount of the Monthly Deduction Amount will vary from month to month. The Monthly Deduction Amount consists of (1) the Cost of Insurance Charge, (2) the Policy Administrative Expense Charge and (3) charges for any Riders. These are described below.

    Cost of Insurance Charge: The cost of insurance charge is the primary charge under your Policy for the Death Benefit we provide you. Like other policy charges, we may profit from the cost of insurance charge and may use these profits for any lawful purpose such as the payment of distribution and administrative expenses. The amount of the cost of insurance charge depends on: (1) the Net Amount At Risk and (2) the cost of insurance rate. Generally, the cost of insurance rate increases each year.
    There are maximum or guaranteed cost of insurance rates associated with your Policy that are shown on the Policy Summary page of your Policy. The guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables or the 1980 Commissions Ordinary Mortality Table B, which are used for unisex cost of insurance rates. The rates are also based on the age, gender and risk class of the Insured.
    The current cost of insurance rates are based on the age, risk class and gender (unless unisex rates are required) of the Insured. The current rates are lower than the guaranteed rates and they will never exceed the guaranteed rates in the future. We will base any future changes in these rates only on our future expectations as to mortality, expenses and persistency. Nothing in the Policy will be affected by our actual mortality and expenses experienced under Policies issued. We will determine the current rates for the Initial Stated Amount and for each increase to the Stated Amount at the start of each Policy Year and will guarantee them for that Policy Year. Any change that we make in the current rates will be on a uniform basis for insureds of the same age, sex, duration and rate class.
    Policy Administrative Expense Charge: This per thousand charge applies for the first three (3) Policy Years and also applies to increases in the Stated Amount (excluding increases due to the Cost of Living Adjustment Rider and increases in Stated Amounts due to Death Benefit option changes). The amount varies by issue age and will be stated in the Policy. For Policies issued between July 12, 1995 and May 1, 1998 (or sold after May 1, 1998 in the states where the new policy had not yet been approved) the charge is 0.10% of assets in the Investment Options for Policy Years 1 – 15 and 0.00% thereafter.
    Charges for Riders: The Company will include a supplemental benefits charge in the Monthly Deduction Amount if you have elected any Riders for which there is a charge. The amount of this charge will vary depending upon the actual Rider selected.

Surrender Charges: There are two types of surrender charges that can apply under the Policy: a Percent of Premium Charge and a Per Thousand of Stated Amount Charge equal to a specified amount for each $1,000 of Stated Amount. These surrender charges apply during the first ten Policy Years (or the first ten years following an increase in Stated Amount other than an increase for a Cost of Living Adjustment or a change in Death Benefit option). Both charges apply upon a full surrender of the Policy. Only the Percent of Premium Charge applies upon a partial surrender.

Percent of Premium Charge. A Percent of Premium surrender charge will be assessed upon a full or partial surrender of the Policy during the first ten Policy Years (and during the first ten years following an increase in Stated Amount). The charge will be the smallest of:

(a)	6% of the amount of Cash Value being surrendered; or

(b)	6% of the amount of premiums actually paid within the five years preceding the surrender; or

(c)	9% of the total Annual Minimum Premiums for each full or partial Policy Year during the five years preceding the surrender, whether paid or not. (See Appendix A, “Annual Minimum Premiums.”)

For example, for a 45-year old male with a Stated Amount of $150,000 who pays a premium of $1,969 per year for five years (a total of $9,845), and then fully surrenders the Policy with a Cash Value of $7,485 (assuming a 6% rate of return), the Percent of Premium surrender charge would be $449, because (a) is $449 (6% of $7,485);

(b) is $591 (6% of the $9,845 in premiums paid); and (c) is approximately $682 (9% of the annual minimum premium for five years). The smallest, $449, is the applicable charge.

Per Thousand of Stated Amount Charge. A Per Thousand of Stated Amount surrender charge is imposed on full surrenders, but not on partial surrenders, and applies only during the first ten Policy Years or the ten years following an increase in Stated Amount (other than an increase for a Cost of Living Adjustment or a change in Death Benefit Option). The charge is equal to a specified dollar amount for each $1,000 of Stated Amount to which it applies, and will apply only to that portion of the Stated Amount (except for increases excluded above) which has been in effect for less than ten years.

The Per Thousand of Stated Amount Charge varies by original issue age, and increases with the issue age of the Insured. For Stated Amounts of $499,999 or less, this charge varies in the first year from $2.04 per $1,000 of Stated Amount for issue ages of 4 years or less, to $25.40 per $1,000 of Stated Amount for issue ages of 65 years or higher. The charge is lower for Stated Amounts over $499,999, and even lower for Stated Amounts over $999,999.

Additionally, the charge decreases by 10% each year over the ten-year period. For example, for a 45-year old with a Stated Amount of $150,000, the charge in the first year is $7.18 for each $1,000 of Stated Amount, or $1,077. The charge decreases 10%, or approximately $0.72, each year, so in the fifth year, it is $4.31 for each $1,000 of Stated Amount, or $646.50; in the tenth year, it is $0.72 for each $1,000, or $108.

This charge is designed to compensate the Company for administrative expenses not covered by other administrative charges. This charge may be reduced or eliminated when sales are made under certain arrangements. (See “Reduction or Elimination of Sales Charges and Administrative Charges” below.) The Per Thousand of Stated Amount surrender charges are set forth in Appendix C.

Charges Against the Separate Account

Mortality and Expense Risk Charge: We deduct a daily charge for mortality and expense risks against the assets in the Investment Options. This charge is at an annual rate of 0.80% for the first fifteen (15) Policy Years, and 0.25% thereafter. For policies issued after July 12, 1995 and prior to May 1, 1998, this charge is at an annual rate of 0.80% of the assets in the Investment Options for the first fifteen (15) Policy Years, and 0.45% thereafter. This charge compensates us for various risks assumed, benefits provided and expenses incurred, including payment of commissions to your sales agent. For policies issued prior to July 12, 1995, the charge is at an annual rate of 0.60% of the assets in the Investment Options all years.

Fund Charges

Fund charges are not direct charges under the Policy. When you allocate money to the Investment Options, the separate account purchases shares of the corresponding Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted from the Funds. See the “Fee Tables” section in this prospectus and the Fund company prospectuses for information on the Fund charges.

Modification, Reserved Rights and Other Charges

We may offer the Policy in arrangements where an employer or trustee will own a group of policies on the lives of certain employees, or in other situations where groups of policies will be purchased at one time. We may reduce or eliminate the mortality and expense risk charge, sales or surrender charges and administrative charges in such arrangements to reflect the reduced sales expenses, administrative costs and/or mortality and expense risks expected as a result of sales to a particular group.

We will not reduce or eliminate the withdrawal charge, mortality and expense risk charge or the administrative charge if the reduction or elimination will be unfairly discriminatory to any person.

We reserve the right to charge for transfers, illustrative reports and to charge the assets of each Investment Option for a reserve of any income taxes payable by the Company on the assets attributable to that Investment Option.

We sell the Policies through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of the Company. We pay commissions to the broker-dealers for selling the Policies. You do not directly pay these commissions. We intend to recover commissions, marketing, administrative and other expenses and cost of Policy benefits through the fees and charges imposed under the Policies. See “Distribution.”

POLICY DESCRIPTION

Travelers MarketLife is both an insurance product and a security. The Policy is first and foremost a life insurance Policy with death benefits, cash values and other features traditionally associated with life insurance. The Policy is a security because the Cash Value and, under certain circumstances, the Amount Insured and Death Benefit may increase or decrease to reflect the performance of the Funds that you direct your Net Premium Payments to. The Policy is non-participating, which means the Company will not pay dividends on the Policy.

Applying for a Policy

To purchase a Policy, an application on the Insured must be submitted to us with information that includes:

    Requested Stated Amount (minimum of $50,000);
    Death Benefit Option;
    Beneficiary;
    Investment Option selections; and
    Rider selections.

Policies generally will be issued only on the life of an Insured between the ages of 0 and 85. We will then follow certain underwriting procedures designed to determine the insurability of the proposed Insured and may require medical examinations and additional information about the proposed Insured before the application is approved. A Policy will be issued only after the underwriting process is completed to our satisfaction (Issue Date). The Policy Date is the date we use to determine all future transactions on the Policy (e.g., deduction dates, policy years). If you pay your initial premium with your application, we will deposit that premium in a non-interest bearing account during the underwriting period.

We reserve the right to reject an application for any reason subject to the requirements imposed by law in the jurisdiction where the requested insurance Policy was to be issued and delivered. If the application is declined or cancelled, the full amount paid with the application will be refunded. We may apply increased charges for the underwriting classification of a proposed Insured.

While your application for the Policy is in underwriting, we may offer you temporary life insurance. To obtain the temporary insurance, you must complete the Policy Application, including the Temporary Insurance Agreement sections and you must make an advance payment. Please see “Terms and Conditions” in the Temporary Insurance Agreement for details on coverage dates and amounts.

When Coverage Begins

Except as stated in the Temporary Insurance Agreement, Coverage under the Policy will be effective on the later of the Policy Date or the Issue Date (as shown on the Policy Summary) if, on the later of the Policy Date or the Issue Date, the health and other conditions relating to insurability remain complete and true as described in the application.

You may request a Policy Date of up to six months prior to the Issue Date for the purpose of preserving a younger Age, or other reasons, subject to our administrative procedures and state laws (a “back-dated policy”). In many, but not all cases, a younger Age will result in a smaller planned premium and lower cost of insurance charges. However, we will deduct the Monthly Deduction Amount under the Policy beginning on the Policy Date even though insurance coverage will not be effective until the Issue Date of the Policy.

Right to Cancel (free look period)

The law of the state in which your Policy is issued or delivered provides you a Right to Cancel or “free-look” period. The period varies by state but is never less than ten days from the day you receive your Policy. The Right to Cancel period for your Policy will be on the cover of your Policy.

After underwriting is complete and the Right to Cancel period begins, we will apply your Net Premium to the money market Investment Option under the Policy. At the end of the Right to Cancel period, we will apply your Premium to the Investment Options as you indicate on your application (premium allocation instructions).

To cancel a Policy during the Right to Cancel period, you must send a request in Writing along with your Policy to us within the applicable timeframe as set forth in your Policy, and we will make the refund within seven (7) days after we receive your request and returned Policy. We will refund to you any Premiums paid minus any Outstanding Loans.

Tax Free ‘Section 1035’ Exchanges

You can generally exchange one life insurance policy for another in a ‘tax-free exchange’ under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. There will be a new surrender charge period for this Policy and other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

Ownership/Policy Rights

The Policy Owner is the person who has the right to exercise all of the rights and options under the Policy, and to make changes to the Policy while the Insured is alive. Usually, the person who is buying the Policy is also the Policy Owner. However, in some instances, the Policy Owner can be an entity such as a trust or someone other than the person who is buying the Policy. In either situation, the Policy Owner may exercise certain rights that are described below. Some changes to the Policy require additional underwriting approval.

    Assigning the Policy

    The Policy Owner may assign the Policy as collateral for a loan or other obligation. We are not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment. Assigning the Policy may have tax consequences. See “Tax Treatment of Policy Benefits.” You should consult a tax adviser before assigning the Policy.

    Receiving the Maturity Benefit

    If the Insured is living on the Maturity Date, we will pay you the Cash Value of the Policy as of the Maturity Date, less any:

1.	Outstanding loan;

2.	Monthly Deduction Amount due but not paid; and

3.	Amount payable to an assignee under a collateral assignment of the Policy.

    Upon maturity, insurance ends and we have no further obligation under the Policy.

    Changing or revoking a Beneficiary

    The Beneficiary is named in the Policy application and is the person who receives the Death Benefit when the Insured dies. More than one Beneficiary may be named and you may make your Beneficiary designation irrevocable. When the Insured dies, if no Beneficiary is alive, the Death Benefit will be paid to you, if you are alive, otherwise to your estate.

    Unless you irrevocably named the Beneficiary, you may name a new Beneficiary while the Insured is living and while your Policy is in force by writing us at our Home Office. Subject to our receipt of the change, any change in beneficiary will be effective on the date you sign the notice of change regardless of whether the Insured has died at the time we receive the notice; however, we will have no further responsibility if we made any payment before we receive the notice of change.

    Decreases in the Stated Amount of Insurance

    You may request a decrease in the Stated Amount after the second Policy Year, provided that the Stated Amount after any decrease is not less than the minimum amount of $50,000. For purposes of determining the Cost of Insurance charge, a decrease will reduce the Stated Amount in the following order:

1.	against the most recent increase in the Stated Amount;

2.	to other increases in the reverse order in which they occurred; and

3.	to the initial Stated Amount.

    A decrease in Stated Amount in a substantially funded Policy may cause a cash distribution that is included in your gross income.

    Changing the Death Benefit Option

    You may change the Death Benefit Option from Option 1 (the Level Option) to Option 2 (the Variable Option). This change does not require additional underwriting approval.

    You may also request a change from Option 2 to Option 1, which requires additional underwriting approval.

    Changing the Death Benefit Option may have tax consequences. You should consult a tax adviser before changing the Death Benefit Option. Please see “Death Benefit.”

    Increases in the Stated Amount (requires additional underwriting approval)

    You may request an increase to the Stated Amount after the first Policy Year and prior to the Policy Anniversary on which the Insured is age 76. We will require you to submit a new application and evidence of insurability. We will not allow a requested increase to the Stated Amount for less than the Minimum Increase Amount shown on your Policy Summary page. The increase will be effective on the date shown on the supplemental Policy Summary that we will send you. There is an additional Policy Administrative Charge and a Per Thousand of Stated Amount Surrender Charge associated with a requested increase in Stated Amount. We will require you to submit a new application and evidence of insurability for any requested increase in the Stated Amount. We require evidence of insurability because we issue an additional “insurance segment” associated with the increase. Each insurance segment will have its own issue age, risk class and in certain instances, charges. In this ca se, we will attribute your Cash Value to each insurance segment in the order they were added to the Policy to compute our insurance risk and to calculate the Cost of Insurance Charge.

If you surrender your Policy after an increase in Stated Amount has become effective we will calculate the surrender charge by calculating the two parts of the surrender penalty. Part 1 is equal to the smallest of the following (1) 6% of the amount of cash value being surrendered; (2) 6% of the amount of premium actually paid within 5 years preceeding the surrender; or (3) 9% of the minimum premium (defined in Appendix B) for each full or partial contract year, up to a maximum of 5 years that precedes the surrender. Part 2 is equal to the total of the per thousand surrender penalty for each insurance segment. The total surrender penalty is the total of Part 1 and Part 2.

Written requests for changes should be sent to Travelers Life & Annuity, Policyholder Services, P.O. Box 990019, Hartford, CT 06199-0100. You can contact us by calling (800) 334-4298. Some of these changes may have tax consequences. You should consult a tax adviser before requesting any of these changes.

PREMIUMS

Amount, Frequency and Duration of Premium Payments

The Policy allows you to choose the amount and frequency (e.g., monthly, semi-annually, annually) of your Premium Payments within certain guidelines (Planned Premium). The amount of your Premium Payment will vary based on factors including, the age, sex and rating classification of the Insured. The minimum initial premium we will accept is the amount necessary to pay the Monthly Deduction Amount due (unless you elect the Lapse Protection Guarantee Rider). If you elect the Lapse Protection Guarantee Rider at issue, there will be a minimum cumulative premium requirement in order to keep the Rider in effect. If you do not meet the minimum cumulative premium requirement on a monthly basis the Rider will lapse. See the Lapse and Reinstatement for more information on this Rider.

Prior to the Maturity Date, you may request a change in the amount and frequency of your planned Premium Payments and also make unscheduled Premium Payments as long as receipt of such payments or change would not disqualify the Policy as life insurance under applicable federal tax laws. We reserve the right to require evidence of insurability before we accept any additional Premium Payment that would increase insurance coverage.

You may make Premium Payments by:

    mailing a check, payable to The Travelers to: Travelers Life & Annuity, Policyholder Services, P.O. Box 990019, Hartford, CT 06199-0019.
    or by direct checking account deductions (you must complete a pre-authorization collection form).

If you do not make your Planned Premium Payment on schedule, your policy may lapse. In addition, even if you make your Planned Premiums on schedule, your Policy may lapse if the Cash Surrender Value of the Policy is insufficient to cover the Monthly Deduction Amount. In either of these cases, before your Policy lapses your Policy will be in default and a Grace Period will begin. Thirty days after the default happens we will send you a lapse notice stating the amount due to keep the Policy in effect and the date by which you must pay it. Generally, the amount due will be any Monthly Deduction Amounts past due plus the next Monthly Deduction Amount. If the Insured dies during the Grace Period before you have paid the required premium, we will still pay the Death Benefit under the Policy although we will reduce the Death Benefit proceeds by any Monthly Deduction Amount due and the amount of any outstanding loans.

Allocation of Premium Payments

During the underwriting period, any Premium we receive will be placed in a non-interest bearing account. After underwriting is complete and the Right to Cancel period begins, we will apply your Net Premium to the money market Investment Option in your Policy. At the end of the Right to Cancel period, we will apply your Premium to the Investment Options as you indicate on your application (premium allocation instructions).

You may change your premium allocation instructions upon written request to us (or any other notification we deem satisfactory). Any allocation change will be effective on the date we record the change. Any future premiums will be allocated in accordance with the new allocation, unless we receive contrary written instructions.

Unless underwriting is required, we will process a Premium Payment or other transaction as of the next computed Accumulation Unit Value of an Investment Option following our receipt of the Premium Payment or other transaction request in good order.

VALUES UNDER YOUR POLICY

Cash Value

Each Policy has a Cash Value that is used as the basis for determining Policy benefits and charges. On each business day your Policy has a Cash Value which we use to determine how much money is available to you for loans, surrenders and in some cases the Death Benefit.

A Policy’s Cash Value is the sum of the values held in the Investment Options and the Loan Account. A Policy’s Cash Value will change daily, has no guaranteed minimum value and may be more or less than Premiums paid. We calculate the Policy’s Cash Value each day the New York Stock Exchange is open for trading (a Valuation Date). The period between successive Valuation Dates is called a Valuation Period.

The Cash Value will increase or decrease depending on the investment performance of the Investment Options, the Premium Payments you make, the fees and charges we deduct and any Policy transactions (loans, withdrawals, surrenders) you make.

Investment Option Valuation

The value of each Investment Option is measured in Accumulation Units. We value each Investment Option on each Valuation Date. Every time you allocate or transfer money to or from an Investment Option we convert that dollar amount into units. The value of an Accumulation Unit for each Investment Option is initially set at $1.00 and may vary among Investment Options and from one Valuation Period to the next. We determine each Investment Option’s Accumulation Unit Value (AUV) on each Valuation Date by multiplying the value on the immediately preceding Valuation Date by the corresponding Net Investment Factor (see below) for the Valuation Period just ended. For example, to calculate Monday’s Valuation Date price, we would multiply Friday’s Accumulation Unit Value by Monday’s Net Investment Factor.

The Net Investment Factor is simply an index we use to measure the investment performance of an Investment Option from one Valuation Period to the next. Each Investment Option has a Net Investment Factor for each Valuation Period that may be greater or less than one. Therefore, the value of an Accumulation Unit (and the value of the Investment Option) may increase or decrease.

We determine the Net Investment Factor for any Valuation Period using the following equation:	a	— c

b

a is:

1.	the net asset value per share of the Fund held in the Investment Option as of the Valuation Date; plus

2.	the per-share amount of any dividend or capital gain distribution on shares of the Fund held by the Investment Option if the ex-dividend date occurs in the Valuation Period just ended; plus or minus

3.	a per-share charge or credit, as we may determine on the Valuation Date for tax reserves; and

b is:

1.	the net asset value per share of the Fund held in the Investment Option as of the last prior Valuation Date; plus or minus

2.	the per-share or per-unit charge or credit for tax reserves as of the end of the last prior Valuation Date; and

c is the applicable Investment Option deduction for the Valuation Period.

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not change as a result of the Investment Option’s investment experience. The separate account will redeem Fund shares at their net asset value, to the extent necessary to make payments under the Policy.

Premium Payments will be credited to your Policy based on the Accumulation Unit Value next determined of the applicable Investment Option after we receive the Premium Payment in good order.

Transfers between Investment Options will result in the addition or reduction of Accumulation Units having a total value equal to the dollar amount being transferred to or from a particular Investment Option. The number of Accumulation Units will be determined by dividing the amount transferred by the Accumulation Unit Value of the Investment Options involved as of the next Valuation Date after we receive your request for transfer at our Home Office.

Loan Account Valuation

When you borrow money from us using the Policy as collateral for the loan, we transfer the amount of the loan from the Investment Options to the Loan Account as collateral for that loan. The value in the Loan Account is charged a fixed rate of interest declared by us. For Policies issued after July 12, 1995, during the first thirteen (13) Policy Years the Loan Account will be charged an annual interest rate of 7.4% and 3.85% thereafter.

For Policies issued prior to July 12, 1995, during the first ten (10) Policy Years, the value in the Loan Account will be charged an annual interest rate of 7.4%. During Policy Years 11, 12 and 13, 25%, 50% and 75% of the outstanding loan, respectively, will be charged a reduced rate of 3.85% and thereafter, 100% of the Loan Account will be charged the reduced rate.

We charge this interest in advance at the beginning of each Policy Year. In addition, the value in the Loan Account will be credited, in arrears, with a fixed rate of interest declared by us that will be at least 4% annually.

When we determine a Policy’s Cash Value, the value in the Loan Account (i.e., the amount (adjusted for any repayments or additional Policy loans) we transferred from the Investment Options to secure the loan) and the result of any interest charged or credited on such amount, is added together with the values in the Investment Options.

TRANSFERS

Transfers of Cash Value

Generally, you may transfer Cash Value among the Investment Options. However, the Policy is not designed to serve as a vehicle for frequent trading in the Investment Options in response to short-term fluctuations in the stock market. Therefore, all transfers are subject to the following restrictions:

1.	Excessive Transfers. We reserve the right to restrict transfers if we determine you are engaging in a pattern of transfers that may disadvantage Policy Owners. In making this determination, we will consider, among other things, the following factors:

        the total dollar amount being transferred;
        the number of transfers you made within the previous three months;
        whether your transfers follow a pattern designed to take advantage of short term market fluctuations; and
        whether your transfers are part of a group of transfers made by a third party on behalf of the individual Policy Owners in the group.
2.	Market Timers. We reserve the right to restrict transfers by any market timing firm or any other third party authorized to initiate transfers on behalf of multiple Policy Owners. We may, among other things:

        reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or reject the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner.

Future Modifications. We will continue to monitor the transfer activity occurring among the Investment Options, and may modify these transfer restrictions at any time if we deem it necessary to protect the interests of all Policy Owners.

If we determine you are engaging in activity as described above or similar activity that will potentially hurt the rights or interests of Policy Owners, we will restrict or eliminate the number of transfers you can make and/or may restrict or eliminate the mode of transfers (e.g., we will not accept transfers made via facsimile or telephone) you may make. We will notify you if we reject a transfer request. None of these restrictions are applicable to transfers made under a Dollar Cost Averaging Program or a rebalancing program.

Telephone Transfers

The Policy Owner may make a transfer request in writing by mailing the request to the Company at its Home Office, or by telephone (if an authorization form is on file) by calling 1-800-334-4298. The Company will take reasonable steps to ensure that telephone transfer requests are genuine. These steps may include seeking proper authorization and identification prior to processing telephone requests. Additionally, the Company will confirm telephone transfers. Any failure to take such measures may result in the Company’s liability for any losses due to fraudulent telephone transfer requests.

DEATH BENEFIT

If your Policy is in effect on the date of the Insured’s death, we will pay your Beneficiary a Death Benefit. We may reduce the Death Benefit payable as discussed below under “Paying the Death Benefit and Payment Options.” All or part of the Death Benefit may be paid in cash or applied to one or more of the Payment Options described in the following pages.

You may select one of two Death Benefit Options when you purchase the Policy. The amount of the Death Benefit will depend on which Death Benefit Option you select. However, as long as the Policy remains in effect, the Company guarantees that the Death Benefit under either option will be at least the current Stated Amount of the Policy less any outstanding Policy loans and unpaid Monthly Deduction Amount.

Option 1 (the Level Option)

The Death Benefit will be equal to the Stated Amount of the Policy on the date of the Insured’s death or, if greater, the Minimum Amount Insured as of the date of the Insured’s death.

Option 2 (the Variable Option)

The Death Benefit will be equal to the Stated Amount of the Policy plus the Cash Value as of the date of the Insured’s death or, if greater, the Minimum Amount Insured as of the date of the Insured’s death.

In order to be treated as life insurance under federal tax law, the Policy’s Death Benefit must meet or exceed the minimum requirements of either the Guideline Premium Test or the Cash Value Accumulation Test (the Minimum Amount Insured). These tests generally impact the Death Benefit when a Policy Owner has a relatively large Cash Value in relation to the Stated Amount. This Policy uses the Guideline Premium Test.

Under the Guideline Premium Test, a Policy’s Death Benefit will not be less than the Policy’s Cash Value times the corridor factor under the Code. The corridor factors, which require that the Death Benefit be greater than the Policy’s Cash Value by a percentage that decreases over time, are shown in your Policy. The following is a summary of the percentages. For attained ages not shown, the percentages decline pro rata each year.

Attained Age of the Insured	Corridor Factors

0-40	250%
45	215%
50	185%
55	150%
60	130%
65	120%
70	115%
75	105%
95+	100%

The investment performance of the Funds, expenses and deduction of charges all impact Cash Value. In some circumstances, the Death Benefit may vary with the amount of the Cash Value. Under Death Benefit Option 1, the Death Benefit will vary with the Cash Value whenever the Cash Value multiplied by the applicable Minimum Amount Insured percentage set forth in Section 7702 of the Code is greater than the Stated Amount. Under Death Benefit Option 2, the Death Benefit will always vary with the Cash Value because the Death Benefit is equal to the Stated Amount of the Policy plus the Cash Value as of the date of the Insured's death (or if greater, the Minimum Amount Insured as of the date of the Insured's death.) Finally, if the investment performance of the Funds is too low and the Cash Value of your Policy falls below the amount necessary to pay the Monthly Deduction Amount due and you do not send us sufficient Premium, your Policy may lapse and no coverage will be in effect.

Death Benefit Examples

The following examples demonstrate the relationship between the Death Benefit, the Cash Surrender Value and the Minimum Amount Insured under each Death Benefit Option. The examples assume an Insured of age 40, a Minimum Amount Insured of 250% of Cash Value (assuming the preceding table is controlling as to Minimum Amount Insured), and no outstanding Policy Loan.

OPTION 1 — Level Death Benefit

In the following examples of an Option 1 Level Death Benefit, the Death Benefit under the Policy is generally equal to the Stated Amount of $50,000. Since the Policy is designed to qualify as a life insurance Policy, the Death Benefit cannot be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). Since the Death Benefit of the Policy is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($25,000), the Death Benefit would be $50,000.

EXAMPLE TWO. If the Cash Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 x 250%). The resulting Death Benefit would be $100,000 since the Death Benefit is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($100,000).

OPTION 2 — Variable Death Benefit

In the following examples of an Option 2 Variable Death Benefit, the Death Benefit varies with the investment experience of the applicable Investment Options and will generally be equal to the Stated Amount plus the Cash Value of the Policy (determined on the date of the Insured’s death). The Death Benefit cannot, however, be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($60,000) would be equal to the Stated Amount ($50,000) plus the Cash Value ($10,000), unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Cash Value of the Policy equals $60,000, then the Minimum Amount Insured would be $150,000 ($60,000 x 250%). The resulting Death Benefit would be $150,000 because the Minimum Amount Insured ($150,000) is greater than the Stated Amount plus the Cash Value ($50,000 + $60,000 = $110,000).

Changing the Death Benefit Option

You may change the Death Benefit Option by sending a written request to the Company. With some changes from Option 2 (Variable Benefit) to Option 1 (Level Benefit), involving substantially funded Policies, there may be a cash distribution, which is included in gross income. A change from Option 1 to Option 2 will not be permitted if the change results in a Stated Amount of less than $50,000. A change from Option 1 to Option 2 is also subject to underwriting. Changing the Death Benefit Option may have tax consequences. You should consult a tax adviser before making any change.

Paying the Death Benefit and Payment Options

Death Benefits are payable within seven days after we receive satisfactory proof of the Insured’s death. The amount of Death Benefit paid may be adjusted to reflect any unpaid Monthly Deduction Amount, any Policy loan, any material misstatements in the Policy application as to age or sex of the Insured, and any amounts payable to an assignee under a collateral assignment of the Policy. If no Beneficiary is alive when the Insured has died, the Death Benefit will be paid to the Policy Owner, if alive, otherwise, the Death Benefit will be paid to the Policy Owner’s estate. In addition, we may defer payment of proceeds that exceed the Cash Value for up to six months from the date of the request for the payment.

If the Insured commits suicide within two years following the Issue Date, limits on the amount of Death Benefit paid will apply. (See Limits on Right to Contest and Suicide Exclusion.) In addition, if the Insured dies during the 31-day period after the Company gives notice to the Policy Owner that the Cash Surrender Value of the Policy is insufficient to meet the Monthly Deduction Amount due, then the Death Benefit actually paid to the Policy Owner’s Beneficiary will be reduced by the amount of the Monthly Deduction Amount that is due and unpaid.

We will pay policy proceeds in a lump sum, unless you or the Beneficiary selects another of the Company’s Payment Options. We may defer payment of proceeds, which exceed the Death Benefit for up to six months from the date of the request for payment. A combination of options may be used. The minimum amount that may be placed under a Payment Option is $5,000 unless we consent to a lesser amount. Proceeds applied under a Payment Option will no longer be affected by the investment experience of the Investment Options.

The following Payment Options are available under the Policy:

      OPTION 1 — Payments of a fixed amount

      OPTION 2 — Payments for a fixed period

      OPTION 3 — Amounts Held at Interest

      OPTION 4 — Monthly Life Income

      OPTION 5 — Joint and Survivor Level Amount Monthly Life Income

      OPTION 6 — Joint and Survivor Monthly Life Income-Two-thirds to Survivor

      OPTION 7 — Joint and Last Survivor Monthly Life Income-Monthly Payment Reduces on Death of First Person Named

      OPTION 8 — Other Options

We will make any other arrangements for periodic payments as may be agreed upon. If any periodic payment due any payee is less than $100, we may make payments less often. If we have declared a higher rate under an option on the date the first payment under an option is due, we will base the payments on the higher rate.

BENEFITS AT MATURITY

If your Policy is in effect on the Maturity Date, we will pay the Policy’s Cash Value less any Outstanding Loan, any unpaid Monthly Deduction Amount and any amounts payable to an assignee under a collateral assignment of the Policy. We will then have no further obligations under the Policy.

OTHER BENEFITS

Exchange Option

Once the Policy is in effect, you may exchange it during the first two (2) Policy Years for a form of non-variable permanent individual life insurance issued by the Company (or an affiliated company, if allowed by state law) on the life of the Insured. Benefits under the new life insurance policy will be as described in that policy. No evidence of insurability will be required. You have the right to select the same Death Benefit or Net Amount At Risk as the former Policy at the time of exchange. Cost of insurance rates will be based on the same risk classification as those of the former Policy. Any outstanding Policy Loan must be repaid before we will make an exchange. In addition, there may be an adjustment for the difference in Cash Value between the two Policies. If you make an exchange, the current Cash Value of this Policy will be increased by the cost of insurance charges assessed under the Policy since the Policy Date. This amount is then used to purchase the non-variable permanent life insurance (new policy). We will then adjust the new policy for insurance charges that would have been paid had you originally purchased the new policy on the Policy Date of this Policy. If these adjustments result in the Policy not qualifying as life insurance under applicable federal tax laws, we may make a cash distribution to you, which may be taxable.

Riders (Supplemental Insurance Benefits)

You may elect to have one or more of the following Riders added to your Policy. There may be costs associated with these Riders. Certain Riders may not be available in all states. The descriptions below are intended to be general; the terms of the Riders providing the additional benefits may vary from state to state, and you should consult the Policy and Rider. Depending on your circumstances, it may be less costly to purchase more death benefit coverage under the Primary Insured Term Rider than under the basic variable policy.

Accelerated Death Benefit Rider	This Rider can only be added at the point of issue of the Policy. It provides for a payment of a portion of the Death Benefit before actual death in the case of terminal illness (anticipated death within 1 year) or permanent confinement to a nursing home combined with the anticipated death within 2 years.

Accidental Death Benefit Rider	Additional death benefit if Insured’s death results from bodily injury before age 70.

Child Term Insurance Rider	Provides level term insurance for Insured’s children, stepchildren or legally adopted children.

Cost of Living Adjustment Rider	Allows automatic increases in the face amount based on increases in the Consumer Price Index.

Lapse Protection Guarantee Rider	This Rider is only available with Death Benefit Option 1. The Rider provides that if, during the first 3 Policy Years, the total premiums paid, less any outstanding loans or partial surrenders equals or exceeds the cumulative Monthly Lapse Protection Premium shown in the Policy, a Lapse Protection Guarantee will apply. With this Rider, the Policy will not lapse on a Monthly Deduction Day even if the Cash Surrender Value is not enough to cover the Monthly Deduction Amount due.

The Monthly Lapse Protection Premium will change to reflect any changes you make to the Stated Amount or Riders under the Policy. If you make a change, we will send you an updated Policy Summary page showing you the new Monthly Lapse Protection Premium that must be met. The lapse protection premium requirement increases after the 10th Policy Year. This Rider may be cancelled if you switch to Death Benefit Option 2.

Maturity Extension Rider	The Maturity Extension Rider allows the policy to continue in force beyond the Maturity Date. The policy will be continued until the earlier of the Insured’s Death or the receipt of a request for full surrender. The Death Benefit after the Maturity Date will be equal to the Cash Value as of the date of Death, minus any Loan Account value and any amounts payable under a collateral assignment of the policy. After the Maturity Date, Interest on loans will continue to accrue and will be added to the total Loan Account value, and loan repayments will be accepted. New loans, partial surrenders and transfers among the Investment Options (funds) will continue to be permitted after the Maturity Date. There is no charge for this rider.

Primary Insured Term Rider	Additional death benefit protection coverage for the Insured and/or the Insured’s spouse.

Spouse Term Insured Rider	Provides additional death benefit coverage for the Insured’s spouse.

Waiver of Deduction Amount Rider	Waives Monthly Deduction Amount in the event of disability allowing coverage to continue.

POLICY SURRENDERS

You may withdraw all or a portion of the Cash Surrender Value from the Policy on any day that the Company is open for business. Withdrawing all or a portion of the Cash Surrender Value may have tax consequences. See “Tax Treatment of Policy Benefits.”

Full Surrender

You may surrender the Policy and receive its Cash Surrender Value. (You may request a surrender without the Beneficiary’s consent provided the Beneficiary has not been designated as irrevocable. If so, you will need the Beneficiary’s consent.) The Cash Surrender Value will be determined as of the date we receive the written request at our Home Office. The Cash Surrender Value is the Cash Value, minus any outstanding Policy loans, and any surrender charge. We will pay you within seven (7) days after we receive your request in good order. The Policy will terminate on the date we receive your request.

Partial Surrender

You may request a partial surrender of the Policy. The minimum amount is $500. The amount paid to you will be the net amount requested. We will deduct the net amount surrendered plus any applicable surrender charge pro rata from all your selected Investment Options, unless you give us other written instructions. We will pay you within 7 days after we receive your request.

In addition to reducing the Policy’s Cash Value and Amount Insured, partial surrenders will reduce the Death Benefit payable under the Policy. Under Option 1 (the Level Option), the Policy’s Stated Amount will be reduced by the surrender amount. Under Option 2 (the Variable Option), the Policy’s Cash Value, which is part of the Death Benefit, will be reduced by the surrender amount. We may require you to return the Policy to record this reduction.

POLICY LOANS

While the Policy is in force, you may borrow money using the Policy as the only security (collateral) for the loan. A loan that is taken from, or secured by, a Policy may have tax consequences. See “Federal Tax Considerations.” We will charge you interest on the amount of the loan.

A Policy Owner may obtain a cash loan from the Company secured by the Policy not to exceed 90% of the Policy’s Cash Value (determined on the day on which the Company receives the written loan request), less any surrender penalties (which include a percent of premium charge and per thousand of Stated Amount charge). The amount of any Accelerated Benefit Payment Lien is added to the outstanding loan to determine if there is cash available for a loan. For Policy loans taken after January 1, 2001, subject to state availability, it is anticipated the maximum loan amount will be increased to 100% from 90%. Subject to state law, no loan requests may be made for amounts of less than $100.

If there is a loan outstanding at the time a subsequent loan request is made, the amount of the outstanding loan will be added to the new loan request. The Company will charge interest on the outstanding amounts of the loan, which interest must be paid in advance by the Policy Owner. For Policies issued after July 12, 1995, during the first thirteen Policy Years, the full Loan Account Value will be charged an annual interest rate of 7.4%; thereafter 3.85% will be charged. For Policies issued prior to July 12, 1995 (or where state approval has not been received), refer to “Policies Sold Prior to July 12, 1995,” if applicable.

The amount of the loan will be transferred as of the date the loan is made on a pro rata basis from each of the Investment Options attributable to the Policy (unless the Policy Owner states otherwise) to another account (the “Loan Account”). Amounts in the Loan Account will be credited by the Company with a fixed annual rate of return of 4% (6% in New York and Massachusetts) and will not be affected by the investment performance of the Investment Options. When loan repayments are made, the amount of the repayment will be deducted from the Loan Account and will be reallocated based upon premium allocation percentages among the Investment Options applicable to the Policy (unless the Policy Owner states otherwise). The Company will make the loan to the Policy Owner within seven days after receipt of the written loan request.

Effects of Loans

A loan affects the Policy, because we reduce the Death Benefit proceeds and Cash Surrender Value under the Policy by any Outstanding Loan Amount. Repaying the loan causes the Death Benefit proceeds and Cash Surrender Value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan amount in the Loan Account. The amount is not affected by the performance of the Investment Options. Amounts transferred from an Investment Option to the Loan Account will affect the value in that Investment Option because we credit such amounts with an interest rate we declare, rather than with a rate of return reflecting the investment results of that Investment Option.

There are risks involved in taking a loan, a few of which include an increased potential for the Policy to lapse if projected earnings, taking into account Outstanding Loans, are not achieved. A loan may have tax consequences. See “Tax Treatment of Policy Benefits.” In addition, the tax consequences of a loan after the fourteenth Policy Year are uncertain.

You should consult a tax adviser before taking out a loan.

We will notify you (and any assignee of record) if the sum of your loans plus interest you owe on the loans is more than the Cash Surrender Value. If you do not submit a sufficient payment within 31 days from the date of the notice, your Policy may lapse.

LAPSE AND REINSTATEMENT

Lapse

Generally, if on any Deduction Date, the Cash Surrender Value of your Policy is too low to cover the Monthly Deduction Amount, your Policy will be in default and a grace period will begin. Thirty days after the default happens, we will send you a lapse notice to your last known address that the Policy may terminate. The notice will state the amount due to keep the Policy in effect and the date by which you must pay the amount due.

Grace Period

After the lapse notice is sent, if you do not pay the required amount within 31 days (subject to state law) the Policy will terminate without value, insurance coverage will no longer be in effect, and you will receive no benefits.

As long as there is an outstanding loan, we will treat that portion of any sufficient payment received during the grace period that is less than or equal to the amount of the Outstanding Loan as a repayment of the outstanding loan and not as an additional premium payment unless you request otherwise. Accordingly, we will transfer the assumed loan repayment amount from the Cash Value held in our Loan Account to the Investment Options thereby increasing the Cash Surrender Value and potentially preventing a lapse.

If the Insured dies during the Grace Period before you have paid the required premium, the Death Benefit will still be payable to the Beneficiary, although we will reduce the amount of the Death Benefit proceeds by the Monthly Deduction Amount due plus the amount of any outstanding loan.

Lapse Protection Guarantee Rider

This rider is available only with Death Benefit Option 1 (the Level Option). The Rider provides that if, during the first 3 Policy Years, the total premiums paid, less any outstanding loans or partial surrenders, equals or exceeds the cumulative Monthly Lapse Protection Premium shown in the Policy, a Lapse Protection Guarantee will apply. With this Rider, the Policy will not lapse on a monthly deduction day even if the Cash Surrender Value is not enough to cover the Monthly Deduction Amount due. The Monthly Lapse Protection Premium is primarily based on the sex, underwriting classifications, and Age of the Insured and the Stated Amount of the Policy. The Monthly Lapse Protection Premium requirement will increase after the tenth Policy Anniversary.

The Monthly Lapse Protection Premium will change to reflect any increases you make to the Stated Amount or changes to Riders under the Policy. If you make a change, we will send you an updated Policy Summary page showing the new Monthly Lapse Protection Premium that must be met. The Rider will be cancelled if you switch to Death Benefit Option 2 (the Variable Option).

State law may affect the availability and some of the terms of this Rider.

Reinstatement

You may reinstate the Policy within three (3) years from the date on which the Monthly Deduction Amount was last paid if:

(1)	the Policy was not surrendered for cash;

(2)	you furnish us with acceptable evidence of insurability;

(3)	you pay all past due Monthly Deduction Amounts;

(4)	you pay Premium Payments equaling the next three Monthly Deduction Amounts;

(5)	you pay the amount of any outstanding loan.

Upon reinstatement, the Policy’s Cash Value will be the amount provided by the Premium Payments you made, plus any Cash Value as of the date of lapse.

FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the economic benefits provided under the Policy depends on a variety of factors, including the tax status of the Policy Owner and the tax treatment of the Policy. This tax treatment is highly complex. The following summary provides a general description of the material federal tax consequences to the Policy owner and Beneficiary of buying, holding and exchanging rights under the Policy. This discussion is only a brief general summary and does not purport to be complete or cover all situations and is not intended as tax or legal advice. This discussion is based upon the Company’s understanding of the federal income tax laws as currently interpreted by the Internal Revenue Service (IRS). The Company cannot guarantee that those laws or interpretations will remain unchanged.

It should be understood that this is not an exhaustive discussion of all tax questions that might arise under the Policies. No attempt has been made to address any federal estate tax or state and local tax considerations that may arise in connection with a Policy. For complete information, a qualified tax or legal advisor should be consulted.

Potential Benefits of Life Insurance

Life insurance, including the Policy, is a unique financial instrument with a number of potential tax advantages including:

    Income tax-free death benefits (e.g., the Death Benefit under the Policy may pass to your Beneficiary tax-free)
    Income tax-free growth of policy cash values (e.g., within the Policy, any increase in value based on the Investment Options may be tax-deferred)
    Income tax-free access to cash value through loans and/or withdrawals (e.g., under certain circumstances a Policy Owner may access cash from the Policy without facing tax consequences)

Whether and how these benefits may be utilized is largely governed by Sections 7702, 7702A, 817 and 101 of the Internal Revenue Code (IRC). These federal tax laws were passed to ensure that the tax advantages of life insurance are not abused.

In sum, these federal tax laws, among numerous other things, establish the following:

    A definition of a life insurance contract.
    Diversification requirements for separate account assets.

    Limitations on policy owner’s control over the assets in a separate account.
    Guidelines to determine the maximum amount of premium that may be paid into a policy.
    Limitations on withdrawals from a policy.
    Qualification testing for all life insurance policies that have cash value features.

Tax Status of the Policy

Definition of Life Insurance

In order for this Policy to offer some or all of the tax advantages described above, it must meet the definition of a life insurance contract under Section 7702 of the IRC. Complying with either the cash value accumulation test or the guideline premium test set forth in IRC Section 7702 will satisfy this definition. This Policy uses the guideline premium test. Guidance as to how IRC Section 7702 and the guideline premium test are to be applied, however, is limited. If a Policy were determined not to be a life insurance contract for purposes of IRC Section 7702, such Policy would not provide the tax advantages normally described above.

The Company believes that it is reasonable to conclude that the Policy meets the IRC Section 7702 definition of a life insurance contract. The Company reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.

Diversification

In addition to meeting the definition of a life insurance contract in IRC Section 7702 of the IRC, to qualify as life insurance for federal income tax purposes, separate account investments (or the investments of a Fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must also be “adequately diversified” pursuant to Section 817(h) of the Code.

Treasury Regulation Section 1.817-5, which was adopted by Treasury to implement section 817(h), generally requires that no more than 55 percent of the value of the total assets of the mutual fund owned by the separate account may be represented by any one (1) investment; no more than 70 percent of such value may be represented by any two (2) investments; no more than 80 percent of such value may be represented by any three (3) investments; and no more than 90 percent of such value may be represented by any four (4) investments. Thus, under this test, the separate account and the mutual funds are generally required to invest a specified portion of its assets in at least five (5) distinct investments. Generally, U.S. Treasury securities are not subject to the diversification test and to the extent that assets include such securities, somewhat less stringent requirements may apply.

The separate account, through the funds, intends to comply with these requirements. Although the Company does not control the funds, the Company intends to monitor the investments of the mutual funds to ensure compliance with these diversification requirements.

Investor Control

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their policy or contract rather than the insurance company. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner’s gross income each year.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those separate account assets, such as the ability to exercise investment control over the assets. The Treasury has also stated that guidance would be issued by way of regulations or rulings on the “extent to which policyholders may direct their investments to particular Investment Options without being treated as owners of the underlying assets.’’ As of the date of this prospectus, no such guidance has been issued.

Tax Treatment of Policy Benefits

The remaining tax discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.

In General

The Company believes that the Death Benefit under the Policy will be excludable from the gross income of the Beneficiary under section 101(a)(1) of the Code, unless the Policy has been transferred for value and no exception to the transfer for value rules applies. In addition, the Policy Owner will generally not be deemed to be in constructive receipt of the Cash Value, including increments thereof, until there is a distribution. (See discussion of “Modified Endowment Contracts” below.) Depending on the circumstances, the exchange of a policy, a change in the policy’s face amount, a change in the policy’s death benefit option, a payment of an increased level of premiums, a policy loan, a partial or full surrender, a lapse with outstanding Indebtedness, a change in ownership, or an assignment of the policy may have federal income tax consequences. In addition, such actions may have Federal gift and estate, as well as state and local tax consequences that will depend upon the financial situation and other circumstances of each owner or beneficiary. You should consult your tax or legal adviser for further advice on all tax issues.

The tax consequences of distribution from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a “Modified Endowment Contract.”

Modified Endowment Contracts

Special tax considerations apply to “Modified Endowment Contracts” (MEC) as determined by IRC Section 7702A. A MEC is defined under tax law as any policy that satisfies the present legal definition of a life insurance contract under IRC Section 7702 but which fails to satisfy a 7-pay test. A contract fails to satisfy the 7-pay test if the cumulative amount of premiums paid under the contract at any time during the first seven contract years exceeds the sum of the net level premiums that would have been paid on or before such time had the contract provided for paid-up future benefits after the payment of seven level annual premiums. If a material change in the contract occurs either during the first seven contract years, or later, a new seven-year testing period begins. A decrease to the stated amount of the Policy may cause a re-test under the 7-pay test and could cause your Policy to become a MEC. Tax regulations or other guidance will be needed to fully define t hose transactions that are material changes.

Any policy issued in exchange for a MEC will be subject to the tax treatment accorded to MECs. However, the Company believes that any policy received in exchange for a life insurance contract that is not a MEC will generally not be treated as a MEC if the face amount of the policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the policy to become a MEC.

Loans and partial withdrawals from, as well as collateral assignments of, policies that are MECs will be treated as distributions to the policy owner for tax purposes. All pre-death distributions (including loans, partial withdrawals and collateral assignments) from MECs will be included in gross income on an income-first basis to the extent of any income in the policy (the contract value less the policy owner’s investment in the policy) immediately before the distribution.

The law also imposes an additional 10% tax on pre-death distributions (including loans, collateral assignments, partial withdrawals and complete surrenders) from MECs to the extent they are included in income, unless a specific exception to the penalty applies. The penalty does not apply to amounts which are distributed on or after the date on which the taxpayer attains age 59½, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer’s life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

If a Policy becomes a MEC distributions that occur during the contract year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.

For purpose of applying the MEC rules, all MECs that are issued by the Company (or its affiliates) to the same owner during any calendar year will be treated as one MEC contract for purposes of determining the amount includable in the owner’s gross income at the time of a distribution from any such contract.

The death benefit of a modified endowment contract remains excludable from the gross income of the beneficiary to the extent described above in “Tax Treatment of Policy Benefits.” Furthermore, no part of the investment growth of the cash value of a MEC is includable in the gross income of the owner unless the contract matures, is distributed or partially surrendered, is pledged, collaterally assigned, or borrowed against, or otherwise terminates with income in the contract prior to death. A full surrender of the contract after age 59½ will have the same tax consequences as noted above in “Tax Treatment of Policy Benefits.”

Due to the complexity of the MEC tax rules, a policy owner should consult a qualified tax or legal adviser as to the potential MEC consequences before taking any actions with respect to the Policy.

Distributions from Policies Not Classified as Modified Endowment Contracts

Distributions from a policy that is not classified as a modified endowment contract are generally treated as first recovering the investment in the policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the cases of a partial surrender, a decrease in the face amount, or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and as a result of that action, a cash distribution to the owner is made by the Company in order for the policy to continue complying with the IRC Section 7702 definitional limits. In that case, such distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the policy) under rules prescribed in IRC Section 7702.

Loans from, or secured by, a policy that is not a MEC are generally not treated as distributions. Instead, such loans are generally treated as indebtedness of the owner. However, the tax consequences of some Policy loans are uncertain. You should consult a tax or legal adviser as to those consequences. Upon a complete surrender or lapse of a policy that is not a MEC, or when benefits are paid at such a policy’s maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the policy, the excess generally will be treated as ordinary income subject to tax.

Finally, neither distributions (including distributions upon surrender or lapse) nor loans from or secured by, a policy that is not a MEC, are subject to the 10 percent additional tax previously referred to above regardless of when they are made. Certain changes to the policy may cause the policy to become a MEC. Therefore, a policy owner should consult a tax or legal advisor before effecting any change to a policy that is not a modified endowment contract.

Treatment of Loan Interest

If there is any borrowing against the policy, the interest paid on loans may not be tax deductible.

Investment in the Policy

Investment in the policy means (i) the aggregate amount of any premiums or other consideration paid for a policy, minus (ii) the aggregate amount received under the Policy which is excluded from the gross income of the owner (except that the amount of any loan from, or secured by, a policy that is a MEC, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a policy that is a MEC to the extent that such amount is included in the gross income of the owner.

Business Uses of Policy

Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax or legal adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued new guidelines on split dollar arrangements. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax legal adviser.

OTHER TAX CONSIDERATIONS

The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Insurable Interest

The Policy Owner must have an insurable interest in the life of the Insured in order for the Policy to be valid under applicable state law and for the Policy to be treated as a life insurance policy for Federal income tax purposes. State laws on this subject vary widely, but typically require that the Policy Owner have a lawful and substantial economic interest in the continued life of the person insured, which interest must exist at the time the insurance is procured, but not necessarily at the time of the Insured’s death. If no recognized insurable interest exists in a given situation, the Policy may be deemed void as against public policy under the state law and not entitled to treatment as a life insurance contract for Federal income tax purposes. It is the responsibility of the Policy Owner to determine the existence of insurable interest in the life of the Insured under applicable state law.

The Company’s Income Taxes

The Company is taxed as a life insurance company under federal income tax law. Presently, the Company does not expect to incur any income tax on the earnings or the realized capital gains retained to meet the Company’s obligations under the Policy. Based on these expectations, no charge is being made currently to the income of the Separate Account for Federal income taxes that may be attributable to the separate account. However, the Company may assess a charge against the Investment Options for federal income taxes in the event that the Company incurs income or other tax liability attributable to the separate account under future tax law.

Under present laws, the Company may incur state and local taxes in certain states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes (including such taxes), if any, attributable to the Separate Accounts.

Alternative Minimum Tax

Please consult your tax or legal adviser for alternative minimum tax rules as they may impact your Policy.

OTHER POLICY INFORMATION

Payment and Suspension of Valuation

You may send your written requests for payment to our Home Office. We ordinarily pay any proceeds, loan amounts, or surrender or partial surrender proceeds in a lump sum within seven days after receipt at our Home Office of all the documents required for such a payment. Other than the Death Benefit proceeds, which we determine as of the date of the Insured’s death, the amount we pay is as of the end of the Valuation Period during which our Home Office receives all required documents. We may pay our Death Benefit proceeds in a lump sum or under an optional payment plan.

Policy Statements

We will maintain all records relating to the separate accounts, the Investment Options. At least once each Policy Year, we will send you a statement showing:

    the Cash Value, Stated Amount and Amount Insured;
    the date and amount of each Premium Payment;

    the date and amount of each Monthly Deduction;
    the amount of any outstanding Policy Loan as of the date of the statement, and the amount of any loan interest charged on the Loan Account;
    the date and amount of any partial surrenders and the amount of any partial surrender charges or decrease of Stated Amount charges;
    the annualized cost of any Riders purchased under the Policy; and
    a reconciliation since the last report of any change in Cash Value and Cash Surrender Value.

We will also send any other reports required by any applicable state or federal laws or regulations.

Limits on Right to Contest and Suicide Exclusion

The Company may not contest the validity of the Policy after it has been in effect during the Insured’s lifetime for two years from the Issue Date. Subject to state law, if the Policy is reinstated, the two-year period will be measured from the date of reinstatement. Each requested increase in Stated Amount is contestable for two years from its effective date (subject to state law). In addition, if the Insured commits suicide during the two-year period following issue while sane or insane (subject to state law) the Death Benefit will be limited to the premiums paid less (i) the amount of any partial surrender and (ii) the amount of any Outstanding Loan. During the two-year period following an increase, the portion of the Death Benefit attributable to the increase in the case of suicide will be limited to an amount equal to the Deduction Amount paid for such increase (subject to state law) and if the policy is reinstated, the two year period will be measured from the date of re instatement.

Misstatement as to Sex and Age

If there has been a misstatement with regard to sex or age, benefits payable will be adjusted to what the Policy would have provided with the corrected information. You may file proof of age at any time at our Home Office.

Policy Changes

At any time, we may make such changes to your Policy as are necessary to assure compliance with the definition of life insurance prescribed in the Code. We may amend your Policy to conform with any law or regulation issued by any government agency to which it is subject. Only our officers have the right to change the Policy. No agent has the authority to change the Policy or waive any of its terms. Each endorsement, amendment, or rider must be signed by an officer of the Company to be valid.

Addition and Substitution of Funds. If the use of a Separate Account or of an Investment Option is no longer possible, or in our judgment becomes inappropriate for the purposes of the Policy, we may substitute another separate account or Investment Option without your consent. The new Investment Option may have higher fees and charges than the one it replaced, and may not necessarily be available to all classes of Policies. We will not substitute Investment Options without notice to you and without prior approval of the SEC and of the insurance commissioner of the state where this Policy is issued for delivery, to the extent required by law. We also may add other Investment Options under the Policy. As required by law, we will notify you of any Policy changes.

Distribution

Travelers Distribution LLC serves as the principal underwriter of the Policies, which are offered on a continuous basis. Travelers Distribution LLC is affiliated with both insurance companies, and is also located at One Cityplace, Hartford CT. Travelers Distribution is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

The Policies will be sold by life insurance sales representatives, who are registered representatives of the Company, or certain other registered broker-dealers, who have entered into distribution agreements with Travelers Distribution. Each broker-dealer is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and all are members of the National Association of Securities Dealers, Inc.

The maximum commission payable by the Company for distribution to the broker-dealer will not exceed 127% of the target premium and 6.5% of the excess premium paid in the first policy year. The maximum commission payable will not exceed 6.5% of the annual renewal premium paid in policy years 2-10, will not exceed 4% of the annual renewal premium paid after policy year 10. Tower Square Securities, Inc., an affiliated broker-dealer of the Company receives additional incentive payments from the Company and may be compensated by the Company for certain expenses relating to the sale of the policies. In addition, the Company and Travelers DistributionLLC may receive distribution and/or service fees (12b-1 fees) deducted from certain Fund’s assets as compensation for providing distribution and/or shareholder support services for the Fund. Also, the Company may pay additional compensation or permit other promotional incentives, in cash, credit or other compensation for among other th ings, training, marketing or services provided.

Emergency Procedure

We reserve the right to postpone any surrender, partial surrender, policy loan, or payment of death benefit proceeds for a period not to exceed 12 months, if in our reasonable judgment, such postponement is necessary for the orderly liquidation of assets invested in an Investment Option. Furthermore, we may postpone any payment involving a determination of Cash Value in any case whenever:

(1)	the New York Stock Exchange or any stock exchange in which an Investment Option invests is closed (except for customary weekend and holiday closings) or trading on the New York Stock Exchange or other stock exchange is restricted as determined by the SEC or equivalent authority; or

(2)	in our reasonable judgment, we determine that a state of emergency exists so that valuation of the assets in an Investment Option or disposal of securities is not reasonably practicable.

Allocations and transfers to, and deductions and transfers from, an Investment Option may be postponed as described in (1) and (2) above.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting either Separate Account or the principal underwriter. There are no pending legal proceedings against either Company likely to have a material adverse effect on the ability of either Company to meet its obligations under the applicable Contract.

FINANCIAL STATEMENTS

We have included the Company’s financial statements and the applicable Separate Account’s financial statements in the applicable Statement of Additional Information.

APPENDIX A
Glossary of terms used throughout this prospectus

Accumulation Unit — a standard of measurement used to calculate the value of the Investment Options.

Age — the Insured’s age as of his or her last birthday.

Amount Insured — under Option 1, the Amount Insured will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Cash Value (the “Minimum Amount Insured”). Under Option 2 the Amount Insured will be equal to the Stated Amount of the Policy plus the Cash Value (determined as of the date of the Insured’s death) or, if greater, the Minimum Amount Insured.

Annual Minimum Premium — the owner must pay a first premium greater than or equal to one-quarter of this amount for the Policy to be issued. (Please refer to Appendix B).

Beneficiary (ies) — the person(s) named to receive the Death Benefit of this Policy after the death of the Insured.

Cash Surrender Value — the Cash Value less any Outstanding Loans, Accelerated Benefit Lien and applicable surrender charges.

Cash Value — the sum of the accumulated value held in the Investment Options plus the Loan Account value.

Code — the Internal Revenue Code.

Company (Issuing Company) — either The Travelers Insurance Company or The Travelers Life and Annuity Company. The name of the Company that issued your Policy appears on your Policy and is determined primarily by the state where you purchased the Policy.

Company’s Home Office — the principal executive offices located at One Cityplace, Hartford, Connecticut 06103-3415.

Cost of Insurance Charge — a charge that reflects the anticipated mortality of the Insured.

Death Benefit — the amount payable to the Beneficiary if this Policy is in force upon the death of the Insured.

Deduction Date (or Day) — the day in each Policy Month on which the Monthly Deduction Amount is deducted from the Policy’s Cash Value.

Fund — See Mutual Fund.

General Account — An account that consists of the Company’s assets other than those held in any separate account.

Initial Premium Payment — the first Premium Payment made under the Policy.

Insurance Company (ies) — Either The Travelers Insurance Company or The Travelers Life and Annuity Company depending on which company issues your Policy.

Insured — the person whose life is insured under the Policy.

Investment Options — the segments of the separate account to which you may allocate Premium Payments or Cash Value. Each Investment Option invests directly in a corresponding Mutual Fund (Fund).

Investment Option Deduction — the charge we deduct from each Investment Option to cover our mortality and expenses risk charges and administrative charges. It is shown on the Policy Summary.

Issue Date — the date on which the Company issues the Policy for delivery to the Policy Owner.

Issuing Company — Either The Travelers Insurance Company or The Travelers Life and Annuity Company. The name of the Issuing Company appears on your Policy and is determined primarily by the state where you purchased the Policy.

Lapse Protection Guarantee Rider — a rider which provides that the Policy will not lapse during the first three Policy Years if a required amount of premium is paid. (Not available in all states.)

A-1

Loan Account — an account in the Company’s general account to which we transfer the amount of any Policy Loan, and to which we credit a fixed rate of interest.

Maturity Benefit — an amount equal to the Policy’s Cash Value, less any outstanding loan or unpaid Monthly Deduction Amount or amounts payable to an assignee, payable to the Policy Owner if the Insured is living on the Maturity Date.

Maturity Date — the anniversary of the Policy Date on which the Insured is age 100.

Minimum Amount Insured — the amount of Death Benefit required for this Policy to qualify as life insurance under federal tax law. It is a stated percentage of Cash Value determined as of the first day of the Policy Month and is shown in the Policy.

Monthly Deduction Amount — the amount of charges deducted from the Policy’s Cash Value, which includes cost of insurance charges, administrative charges, and any charges for benefits associated with any Rider(s).

Mutual Fund (or Fund) — a registered open-end management investment company or a series thereof that corresponds to an Investment Option. Each Investment Option invests directly in a Mutual Fund of the same name.

Net Amount At Risk — the Death Benefit minus the Cash Value at the beginning of each Policy Month.

Net Premium Payment — the amount of each Premium Payment, minus the deduction of any sales expense charges, Premium Taxes or Deferred Acquisition Cost Charges as shown on the Policy Summary.

Outstanding Loan — amount owed the Company as a result of policy loans including both principal and accrued interest.

Planned Premium — the amount of premium which the Policy Owner chooses to pay to the Company on a scheduled basis, and for which the Company will bill the Policy Owner.

Policy — Travelers MarketLife, an individual variable flexible premium life insurance policy.

Policy Anniversary — an anniversary of the Policy Date.

Policy Date — the date shown on the Policy Summary and used to determine administrative transactions on the Policy (e.g., Deduction Days, Policy Years).

Policy Month — twelve one-month periods during the Policy Year, each of which begins on the Policy Date or the Deduction Day.

Policy Owner(s) (you, your or owner) — the person(s) having rights to benefits under the Policy during the lifetime of the Insured; the Policy Owner may or may not be the Insured.

Policy Years — each successive twelve-month period; the first beginning with the Policy Date.

Premium Allocation Instructions — the instructions you provide us to allocate your Premium Payments among the Investment Options. You may change your Premium Allocation Instructions by written direction.

Premium Payment — the amounts you send us to be applied to your Policy.

Riders — supplemental insurance benefits offered under the Policy. There are additional charges associated with some Riders.

Separate Account(s) — assets set aside by the Company, the investment performance of which is kept separate from that of other assets of the Company.

Stated Amount — the amount selected by the Policy Owner used to determine the Death Benefit, which may be increased or decreased as described in the Policy.

Term Amount — The amount of insurance provided by the Rider.

Underwriting Period — the time period from when we receive a completed Application until the Issue Date.

Valuation Date — a day on which the separate account is valued. A Valuation Date is any day on which the New York Stock Exchange is open for trading. The value of Accumulation Units will be determined as of the close of trading on the New York Stock Exchange.

Valuation Period — the period between the close of business on successive Valuation Dates.

A-2

APPENDIX B

ANNUAL MINIMUM PREMIUMS

(Per Thousand of Stated Amount)

Age	Male	Female	Age	Male	Female

0	2.80	2.42	48	12.15	11.29
1	2.69	2.47	49	12.83	11.89
2	2.59	2.48	50	13.51	12.51
3	2.58	2.47	51	14.42	13.18
4	2.58	2.47	52	15.34	13.86
5	2.58	2.47	53	16.24	14.53
6	2.58	2.47	54	17.16	15.29
7	2.60	2.49	55	18.07	16.10
8	2.62	2.52	56	19.43	17.11
9	2.66	2.56	57	20.79	18.20
10	2.72	2.62	58	22.16	19.35
11	2.80	2.68	59	23.52	20.51
12	2.89	2.76	60	24.88	21.68
13	3.01	2.84	61	27.11	22.98
14	3.13	2.94	62	29.34	24.27
15	3.25	3.04	63	31.57	25.59
16	3.38	3.16	64	33.80	27.01
17	3.51	3.28	65	36.03	28.57
18	3.62	3.40	66	38.86	30.12
19	3.72	3.47	67	41.70	31.63
20	3.81	3.53	68	44.52	33.29
21	3.90	3.60	69	47.36	35.39
22	3.98	3.67	70	49.76	37.75
23	4.05	3.73	71	54.39	40.67
24	4.08	3.71	72	59.04	44.16
25	4.13	3.76	73	63.71	48.15
26	4.30	3.93	74	68.41	52.54
27	4.45	4.09	75	72.60	57.27
28	4.61	4.26	76	80.21	62.20
29	4.76	4.41	77	87.34	67.37
30	4.92	4.60	78	94.52	73.00
31	5.12	4.80	79	101.76	79.30
32	5.32	5.02	80	109.06	86.49
33	5.52	5.22	81	120.34	94.56
34	5.74	5.46	82	131.76	103.39
35	5.98	5.71	83	143.32	112.96
36	6.33	6.01	84	155.03	123.28
37	6.66	6.31	85	166.88	138.49
38	7.01	6.64	86	170.39	149.27
39	7.34	6.97	87	177.17	159.84
40	7.69	7.34	88	191.28	171.55
41	8.17	7.75	89	208.18	185.73
42	8.66	8.18	90	241.15	203.75
43	9.14	8.62	91	254.21	225.63
44	9.63	9.11	92	282.60	250.53
45	10.11	9.59	93	314.35	278.47
46	10.79	10.13	94	349.51	309.50
47	11.47	10.70

B-1

APPENDIX C

PER THOUSAND OF STATED AMOUNT SURRENDER CHARGE

(First Year)

	Stated Amount				Stated Amount

IssueAge	$50,000 to $499,999	$500,000 to $999,999	$1,000,000 and above	Issue Age	$50,000 to $499,999	$500,000 to $999,999	$1,000,000 and above

0	2.04	1.84	1.63	33	3.92	3.53	3.14
1	2.04	1.84	1.63	34	4.08	3.67	3.26
2	2.04	1.84	1.63	35	4.19	3.77	3.35
3	2.04	1.84	1.63	36	4.43	3.99	3.54
4	2.04	1.84	1.63	37	4.66	4.19	3.73
5	2.19	1.97	1.75	38	4.91	4.42	3.93
6	2.19	1.97	1.75	39	5.14	4.63	4.11
7	2.21	1.99	1.77	40	5.69	5.12	4.55
8	2.23	2.01	1.78	41	6.05	5.45	4.84
9	2.26	2.03	1.81	42	6.41	5.77	5.13
10	2.39	2.15	1.91	43	6.76	6.08	5.41
11	2.46	2.21	1.97	44	7.13	6.42	5.70
12	2.54	2.29	2.03	45	7.18	6.46	5.74
13	2.65	2.39	2.12	46	7.66	6.89	6.13
14	2.75	2.48	2.20	47	8.14	7.33	6.51
15	2.76	2.48	2.21	48	8.63	7.77	6.90
16	2.77	2.49	2.22	49	9.11	8.20	7.29
17	2.79	2.51	2.23	50	10.00	9.00	8.00
18	2.82	2.54	2.26	51	10.67	9.60	8.54
19	2.90	2.61	2.32	52	11.35	10.22	9.06
20	2.86	2.57	2.29	53	12.02	10.82	9.62
21	2.93	2.64	2.34	54	12.70	11.43	10.16
22	2.99	2.69	2.39	55	13.01	11.71	10.41
23	3.04	2.74	2.43	56	13.99	12.69	11.19
24	3.06	2.75	2.45	57	14.97	13.47	11.98
25	3.08	2.77	2.46	58	15.96	14.36	12.77
26	3.14	2.83	2.51	59	16.93	15.24	13.54
27	3.25	2.93	2.60	60	17.91	16.12	14.33
28	3.37	3.03	2.70	61	19.52	17.57	15.82
29	3.47	3.12	2.78	62	21.12	19.01	16.90
30	3.49	3.14	2.79	63	22.73	20.46	18.18
31	3.64	3.28	2.91	64	24.34	21.91	19.47
32	3.78	3.40	3.02	65+	25.40	22.85	20.32
C-1

APPENDIX D

CURRENT MONTHLY ADMINISTRATIVE CHARGE

(Per Thousand of Stated Amount)
Applicable for Three Years Following Issue or Increase

NON-SMOKERS

	Stated Amount				Stated Amount

IssueAge	$50,000 to $249,999	$250,000 to $999,999	$1,000,000 and above	Issue Age	$50,000 to $249,999	$250,000 to $999,999	$1,000,000 and above

0				33	0.08	0.00	0.00
1				34	0.08	0.00	0.00
2				35	0.08	0.00	0.00
3				36	0.08	0.00	0.00
4				37	0.08	0.00	0.00
5				38	0.08	0.00	0.00
6				39	0.08	0.00	0.00
7				40	0.08	0.00	0.00
8				41	0.08	0.00	0.00
9				42	0.08	0.00	0.00
10				43	0.08	0.00	0.00
11				44	0.08	0.00	0.00
12				45	0.08	0.00	0.00
13				46	0.08	0.00	0.00
14				47	0.09	0.00	0.00
15				48	0.09	0.00	0.00
16				49	0.10	0.00	0.00
17				50	0.10	0.00	0.00
18				51	0.11	0.00	0.00
19				52	0.11	0.00	0.00
20	0.08	0.00	0.00	53	0.12	0.00	0.00
21	0.08	0.00	0.00	54	0.12	0.00	0.00
22	0.08	0.00	0.00	55	0.12	0.00	0.00
23	0.08	0.00	0.00	56	0.13	0.00	0.00
24	0.08	0.00	0.00	57	0.13	0.00	0.00
25	0.08	0.00	0.00	58	0.14	0.00	0.00
26	0.08	0.00	0.00	59	0.14	0.00	0.00
27	0.08	0.00	0.00	60	0.15	0.00	0.00
28	0.08	0.00	0.00	61	0.15	0.00	0.00
29	0.08	0.00	0.00	62	0.15	0.00	0.00
30	0.08	0.00	0.00	63	0.15	0.00	0.00
31	0.08	0.00	0.00	64	0.15	0.00	0.00
32	0.08	0.00	0.00	65+	0.15	0.00	0.00

Appendix C — Current Monthly Administrative Charge

D-1

CURRENT MONTHLY ADMINISTRATIVE CHARGE

(Per Thousand of Stated Amount)
Applicable for Three Years Following Issue or Increase

SMOKERS

	Stated Amount				Stated Amount

IssueAge	$50,000 to $499,999	$500,000 to $999,999	$1,000,000 and above	Issue Age	$50,000 to $499,999	$500,000 to $999,999	$1,000,000 and above

0	0.12	0.08	0.00	33	0.19	0.09	0.00
1	0.12	0.08	0.00	34	0.19	0.09	0.00
2	0.12	0.08	0.00	35	0.19	0.09	0.00
3	0.12	0.08	0.00	36	0.20	0.09	0.00
4	0.12	0.08	0.00	37	0.21	0.10	0.00
5	0.12	0.08	0.00	38	0.22	0.10	0.00
6	0.13	0.08	0.00	39	0.23	0.10	0.00
7	0.14	0.08	0.00	40	0.23	0.10	0.00
8	0.15	0.08	0.00	41	0.24	0.10	0.00
9	0.16	0.08	0.00	42	0.24	0.10	0.00
10	0.16	0.08	0.00	43	0.24	0.10	0.00
11	0.16	0.08	0.00	44	0.24	0.10	0.00
12	0.16	0.08	0.00	45	0.24	0.10	0.00
13	0.16	0.08	0.00	46	0.25	0.11	0.00
14	0.16	0.08	0.00	47	0.26	0.11	0.00
15	0.16	0.08	0.00	48	0.27	0.11	0.00
16	0.16	0.08	0.00	49	0.28	0.11	0.00
17	0.16	0.08	0.00	50	0.29	0.15	0.00
18	0.16	0.08	0.00	51	0.30	0.15	0.00
19	0.16	0.08	0.00	52	0.32	0.15	0.00
20	0.16	0.08	0.00	53	0.33	0.15	0.00
21	0.16	0.08	0.00	54	0.34	0.15	0.00
22	0.16	0.08	0.00	55	0.35	0.15	0.00
23	0.16	0.08	0.00	56	0.35	0.15	0.00
24	0.16	0.08	0.00	57	0.35	0.15	0.00
25	0.16	0.08	0.00	58	0.36	0.15	0.00
26	0.16	0.09	0.00	59	0.36	0.15	0.00
27	0.17	0.09	0.00	60	0.36	0.15	0.00
28	0.17	0.09	0.00	61	0.38	0.15	0.00
29	0.18	0.09	0.00	62	0.38	0.15	0.00
30	0.18	0.09	0.00	63	0.38	0.15	0.00
31	0.18	0.09	0.00	64	0.39	0.15	0.00
32	0.18	0.09	0.00	65+	0.39	0.15	0.00
D-2

APPENDIX D(1)

GUARANTEED MONTHLY ADMINISTRATIVE CHARGE

(Per Thousand of Stated Amount)
Applicable for Three Years Following Issue or Increase

SMOKERS AND NON-SMOKERS

	Stated Amount				Stated Amount

IssueAge	$50,000 to $499,999	$500,000 to $999,999	$1,000,000 and above	Issue Age	$50,000 to $499,999	$500,000 to $999,999	$1,000,000 and above

0	0.16	0.08	0.00	33	0.19	0.09	0.00
1	0.16	0.08	0.00	34	0.19	0.09	0.00
2	0.16	0.08	0.00	35	0.19	0.09	0.00
3	0.16	0.08	0.00	36	0.20	0.09	0.00
4	0.16	0.08	0.00	37	0.21	0.10	0.00
5	0.16	0.08	0.00	38	0.22	0.10	0.00
6	0.16	0.08	0.00	39	0.23	0.10	0.00
7	0.16	0.08	0.00	40	0.23	0.10	0.00
8	0.16	0.08	0.00	41	0.24	0.10	0.00
9	0.16	0.08	0.00	42	0.24	0.10	0.00
10	0.16	0.08	0.00	43	0.24	0.10	0.00
11	0.16	0.08	0.00	44	0.24	0.10	0.00
12	0.16	0.08	0.00	45	0.24	0.10	0.00
13	0.16	0.08	0.00	46	0.25	0.11	0.00
14	0.16	0.08	0.00	47	0.26	0.11	0.00
15	0.16	0.08	0.00	48	0.27	0.11	0.00
16	0.16	0.08	0.00	49	0.28	0.11	0.00
17	0.16	0.08	0.00	50	0.29	0.15	0.00
18	0.16	0.08	0.00	51	0.30	0.15	0.00
19	0.16	0.08	0.00	52	0.32	0.15	0.00
20	0.16	0.08	0.00	53	0.33	0.15	0.00
21	0.16	0.08	0.00	54	0.34	0.15	0.00
22	0.16	0.08	0.00	55	0.35	0.15	0.00
23	0.16	0.08	0.00	56	0.35	0.15	0.00
24	0.16	0.08	0.00	57	0.35	0.15	0.00
25	0.16	0.08	0.00	58	0.36	0.15	0.00
26	0.16	0.09	0.00	59	0.36	0.15	0.00
27	0.17	0.09	0.00	60	0.36	0.15	0.00
28	0.17	0.09	0.00	61	0.38	0.15	0.00
29	0.18	0.09	0.00	62	0.38	0.15	0.00
30	0.18	0.09	0.00	63	0.38	0.15	0.00
31	0.18	0.09	0.00	64	0.39	0.15	0.00
32	0.18	0.09	0.00	65+	0.39	0.15	0.00

Appendix C(1) — Guaranteed Monthly Administrative Charge

D(1)-1

APPENDIX E

ILLUSTRATIONS

Hypothetical Illustrations are tabular presentations of numbers that demonstrate how the Cash Value, Cash Surrender Value and Death Benefit under a policy change over time based on (i) assumed gross rates of return of the Funds; and (ii) deduction of fees and charges for a hypothetical policyholder with a specified Stated Amount and premium payment pattern.

The following pages of illustrations are intended to illustrate how the Cash Value, Cash Surrender Value and Death Benefit change over time for the Policy. Each illustration assumes gross rates of returns for the Funds of 0%, 6% and 12% based on certain assumptions. You can request personalized illustrations by calling your agent or registered representative. A personalized illustration will reflect your age and risk classification as well as other assumptions personal to you (e.g. your choice of investment options). The illustrations will reflect the deduction of the current policy charges. The difference between the Cash Value and the Cash Surrender Value in these illustrations represents the Surrender Charge that would be incurred upon a full surrender of the Policy.

One example illustrates that the maximum Guaranteed Cost of Insurance Rates, the monthly administrative charge, mortality and expense risk charge, and administrative expense charge allowable under the Policy are charged in all years. The other example illustrates that the current scale of Cost of Insurance Rates and other charges are charged in all years. The Cost of Insurance Rates charged vary by age, sex and underwriting classification, and the monthly administrative charge varies by age, amount of insurance and smoker/non-smoker classification for current charges. The illustrations reflect a deduction of 5% from each annual premium for premium tax (2.5%), and front end sales charge (2.5%).

The values shown in these illustrations vary according to assumptions used for charges, and gross rates of investment returns. For the first fifteen Policy Years, the current and guaranteed charges consist of 0.80% for mortality and expense risks, 0.10% for administrative expenses, and an average of the Fund expenses and thereafter, 0.35% for mortality and expense risks, 0.00% for administrative expenses, and an arithmetic average of the Fund expenses.

The charge for Fund expenses reflected in the illustrations assumes that Cash Value is allocated equally among all Investment Options and is an arithmetic average of the investment advisory fees and other expenses charged by each of the available Investment Options during the most recent calendar year. The Fund expenses used do not reflect any expense reimbursement agreements that may be in effect, as shown in the Policy prospectus summary. If the expense reimbursement arrangements were reflected, values shown in the illustration may be higher.

After deduction of these amounts, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate net annual rates of –1.65%, 4.35%, and 10.35%, respectively on a current and guaranteed basis during the first fifteen Policy Years, and to approximate net annual rates of –1.00%, 5.00%, and 11.00%, respectively on a current and guaranteed basis thereafter.

The actual charges under a Policy for expenses of the Funds will vary from year to year and will depend on the actual allocation of Cash Value and may be higher or lower than those illustrated. The illustrations do not reflect any charges for federal income taxes against either Separate Account, since the Company is not currently deducting such charges from either Fund UL or Fund UL II. However, such charges may be made in the future, and in that event, the gross annual investment rates of return would have to exceed 0%, 6% and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefits’, Account Values-and Cash Surrender Values illustrated.

Where required by law or upon request, the Company, through its agent will provide you a comparable illustration based upon the proposed Insured’s age, sex, underwriting classification, the specified insurance benefits, and the premium requested. The illustration will show the weighted average Fund expenses, arithmetic average Fund expenses and/or the actual Fund expenses depending on what you request. An explanation of how the Fund expenses are calculated will appear on the illustration. The hypothetical gross annual investment return assumed in such an illustration will not exceed 12%.

TRAVELERS MARKETLIFE
FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE POLICY
LEVEL DEATH BENEFIT OPTION
ILLUSTRATED WITH GUARANTEED CHARGES

Male, Issue Age 40	Face Amount: $350,000
Preferred, Non-smoker	Annual Premium: $3,000.00

		Death Benefit			Cash Value			Cash Surrender Value

Year	Total Premiums With 5% Interest	0%	6%	12%	0%	6%	12%	0%	6%	12%

1	3,150	350,000	350,000	350,000	759	864	969	0	0	0
2	6,458	350,000	350,000	350,000	1,416	1,672	1,944	0	0	35
3	9,930	350,000	350,000	350,000	1,964	2,416	2,917	253	678	1,149
4	13,577	350,000	350,000	350,000	3,356	4,074	4,901	1,762	2,437	3,214
5	17,406	350,000	350,000	350,000	4,614	5,691	6,977	3,144	4,156	5,365
6	21,426	350,000	350,000	350,000	5,732	7,258	9,145	4,391	5,825	7,599
7	25,647	350,000	350,000	350,000	6,707	8,766	11,412	5,506	7,442	9,930
8	30,080	350,000	350,000	350,000	7,530	10,205	13,781	6,480	8,994	12,355
9	34,734	350,000	350,000	350,000	8,194	11,561	16,251	7,303	10,468	14,952
10	39,620	350,000	350,000	350,000	8,686	12,816	18,824	7,966	11,847	17,724
15	67,972	350,000	350,000	350,000	7,786	16,521	32,796	7,786	16,521	32,796
20	104,158	0	350,000	350,000	0	12,986	48,739	0	12,986	48,739

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

TRAVELERS MARKETLIFE
FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE POLICY
LEVEL DEATH BENEFIT OPTION
ILLUSTRATED WITH GUARANTEED CHARGES

Male, Issue Age 40	Face Amount: $350,000
Preferred, Non-smoker	Annual Premium: $3,000.00

		Death Benefit			Cash Value			Cash Surrender Value

Year	Total Premiums With 5% Interest	0%	6%	12%	0%	6%	12%	0%	6%	12%

1	3,150	350,000	350,000	350,000	2,081	2,229	2,377	0	104	243
2	6,458	350,000	350,000	350,000	4,083	4,509	4,953	2,046	2,446	2,864
3	9,930	350,000	350,000	350,000	6,000	6,835	7,742	4,048	4,833	5,685
4	13,577	350,000	350,000	350,000	7,836	9,213	10,770	5,973	7,267	8,731
5	17,406	350,000	350,000	350,000	9,593	11,646	14,065	7,824	9,753	12,027
6	21,426	350,000	350,000	350,000	11,264	14,127	17,644	9,590	12,282	15,747
7	25,647	350,000	350,000	350,000	12,844	16,655	21,536	11,275	14,957	19,838
8	30,080	350,000	350,000	350,000	14,338	19,237	25,777	12,880	17,738	24,279
9	34,734	350,000	350,000	350,000	15,745	21,869	30,403	14,446	20,570	29,104
10	39,620	350,000	350,000	350,000	17,036	24,528	35,428	15,937	23,429	34,328
15	67,972	350,000	350,000	350,000	22,002	38,503	68,541	22,002	38,503	68,541
20	104,158	350,000	350,000	350,000	24,713	54,925	124,737	24,713	54,925	124,737

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

To learn more about the Policy, you should read the Statement of Additional Information (SAI) dated the same date as this prospectus, which is incorporated by reference into this Prospectus. For a free copy of the SAI or for other Policy inquiries please contact us by writing to Travelers Life & Annuity, One Cityplace, Hartford, CT 06103-3415, call 1-800-334-4298 or access the SEC’s website (http://www.sec.gov).

To obtain free copies of personalized illustrations of death benefits, cash surrender values, and cash values please contact your agent or registered representative.

The SAI and additional information about the Registrant can be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the Registrant are available on the Commission’s Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, DC 20549-0102.

Investment Company Act File Numbers: 811-03297 and 811-07411

INVEST

May 1, 2003 Prospectus

Flexible Premium Variable Life Insurance Policies

Issued to Individuals by:
The Travelers Insurance Company — The Travelers Fund UL (a separate account)

This prospectus describes information you should know before you purchase INVEST (the Policy). Please be aware that this is a prospectus, which highlights many Policy provisions and communicates the Policy’s primary features. Some policy features may not be available in some states and there may be variations in your Policy from descriptions contained in this prospectus because of differences in state law that affect the Policies. We use certain terms throughout this prospectus, which are defined in Appendix A. The language of the Policy itself determines your rights and obligations under the Policy.

As a life insurance policy, the Policy is a contract between you and the Company. The Policy is designed to provide insurance protection on the life of an individual and to build Cash Value. You agree to make sufficient Premium Payments to the Company and the Company agrees to pay a Death Benefit to your Beneficiary after the death of the Named Insured (Insured). Premium Payments are flexible in both frequency and amount. You can build Cash Value by investing in a variety of Investment Options, which, in turn, invest in professionally managed Mutual Funds (the Funds) (listed below). The value of your Policy will vary based on the performance of the Funds you select.

Capital Appreciation Fund	Travelers Series Fund Inc.
Dreyfus Stock Index Fund — Initial Shares	AIM Capital Appreciation Portfolio
High Yield Bond Trust	Alliance Growth Portfolio
Managed Assets Trust	MFS Total Return Portfolio
Money Market Portfolio (Travelers)	Smith Barney High Income Portfolio
Franklin Templeton Variable Insurance Products Trust	Smith Barney Large Cap Value Portfolio
Templeton Global Asset Allocation Fund — Class 1 Shares	Variable Insurance Products Fund
Templeton Global Income Securities Fund — Class 1 Shares	Equity — Income Portfolio — Initial Class
Templeton Growth Securities Fund — Class 1 Shares	Growth Portfolio — Initial Class
Greenwich Street Series Fund	High Income Portfolio — Initial Class
Fundamental Value Portfolio	Variable Insurance Products Fund II
The Travelers Series Trust	Asset Manager Portfolio — Initial Class
Pioneer Fund Portfolio(1)
U.S. Government Securities Portfolio
Zero Coupon Bond Fund Portfolio Series 2005

______________

     (1)   Formerly Utilities Portfolio

To learn more about the Policy you can request a copy of the Statement of Additional Information (“SAI”) dated May 1, 2003. We filed the SAI with the Securities and Exchange Commission (“SEC”), and it is incorporated by reference into this prospectus. To request a copy, write to Travelers Life & Annuity, Policy Holder Services, P.O. Box 990019, Hartford, Connecticut 06199-0019, call 1-800-334-4298 or access the SEC’s website (http://www.sec.gov).

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Variable life insurance policies are not deposits of any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, or any other government agency. Replacing any existing life insurance policy with this Policy may not be to your advantage.

Summary of Principal Policy Benefits and Risks	3	Benefits at Maturity	27
Policy Summary	3	Other Benefits	27
Principal Policy Benefits	3	Exchange Option	27
Principal Policy Risks	4	Riders	27
Fund Company Risks	5	Policy Surrenders	28
Fee Tables	6	Full Surrender	28
Transaction Fees	6	Partial Surrender	28
Periodic Charges Other Than Fund Operating		Policy Loans	28
Expenses	7	Effects of Loans	28
Charges for Optional Riders	9	Lapse and Reinstatement	29
Fund Charges and Expenses	10	Lapse	29
Description of the Company, Separate Accounts		Grace Period	29
and Funds	13	Reinstatement	29
The Insurance Company	13	Federal Tax Considerations	30
The Separate Account and Its Investment		Potential Benefits of Life Insurance	30
Options	13	Tax Status of the Policy	30
The Funds	13	Tax Treatment of Policy Benefits	31
Voting Rights	16	Other Tax Considerations	33
Conflicts of Interest	16	Insurable Interest	33
Policy Charges and Deductions	16	The Company’s Income Taxes	34
Charges Against Premium	17	Alternative Minimum Tax	34
Charges Against Cash Value	17	Other Policy Information	34
Charges Against the Separate Account	18	Payment and Suspension of Valuation	34
Fund Charges	18	Policy Statements	34
Modification, Reserved Rights, and Other Charges	18	Limits on Right to Contest and Suicide Exclusion	34
Policy Description	19	Misstatement as to Sex and Age	35
Applying for a Policy	19	Policy Changes	35
When Coverage Begins	19	Distribution	35
Right to Cancel (free look period)	20	Emergency Procedure	35
Tax Free ‘Section 1035’ Exchanges	20	Legal Proceedings	36
Ownership/Policy Rights	20	Financial Statements	36
Premiums	22	Appendix A: Glossary of terms used throughout
Amount, Frequency and Duration of Premium		this prospectus	A-1
Payments	22	Appendix B: Annual Minimum Premiums	B-1
Allocation of Premium Payments	22	Appendix C: Per Thousand of Stated Amount
Values Under Your Policy	22	Surrender Charge	C-1
Cash Value	22	Appendix D: Monthly Administrative
Investment Option Valuation	23	Charge	D-1
Loan Account Valuation	23	Appendix E: Illustrations	E-1
Transfers	24
Transfer of Cash Value	24
Telephone Transfers	24
Death Benefit	24
Death Benefit Examples	25
Changing the Death Benefit Option	26
Paying the Death Benefit and Payment Options	26

2

SUMMARY OF PRINCIPAL POLICY BENEFITS AND RISKS

This section provides a summary of the Policy and the principal policy benefits and risks. You should read the entire prospectus before purchasing the Policy. Important details regarding the Policy are contained in other sections of this prospectus.

Policy Summary

INVEST is both an insurance product and a security. The Policy is first and foremost a life insurance Policy with Death Benefits, Cash Values, and other features traditionally associated with life insurance. To provide these benefits to you, we deduct amounts from your Premium Payments and Policy assets to pay insurance costs, sales and Policy expenses. The Policy is a security because the Cash Value and, under certain circumstances, the Amount Insured and Death Benefit may increase and decrease based on the performance of the Investment Options you select.

Principal Policy Benefits

    Death Benefit

    We will pay your Beneficiary a Death Benefit after the death of the Insured while this Policy is in effect. There are two primary amounts involved in determining the Death Benefit under this Policy. First, when you apply for your Policy you will state the amount of life insurance coverage (the Stated Amount) that you wish to purchase on the Insured. Second, for a Policy to qualify as life insurance under federal tax law, it must provide a minimum amount of insurance in relation to the Cash Value of your Policy (the Minimum Amount Insured). Generally, the Cash Value of your Policy is the sum of the values in the Investment Options and your Loan Account Value.

    In addition to choosing the Stated Amount, you must also choose a Death Benefit option. There are two Death Benefit options available:

      Option 1 — Level Option: the Death Benefit will be the greater of (i) the Stated Amount or (ii) the Minimum Amount Insured.
      Option 2 — Variable Option: the Death Benefit will be the greater of (i) the Stated Amount plus the Cash Value of the Policy or (ii) the Minimum Amount Insured.

    The Death Benefit may be increased or decreased by changes in the Stated Amount, surrenders, outstanding loans and charges or by certain Riders.

    Policy Surrenders (Withdrawals)

    You may withdraw some or all of your money from your Policy (minus any applicable charges and fees).

    Policy Loans

    You may borrow against your Policy using your Policy as collateral.

    The Investment Options and the Corresponding Funds

    You may select from a wide variety of Investment Options. Each Investment Option invests directly in a professionally managed Fund. You may transfer Cash Value among any of the Investment Options while continuing to defer current income taxes.

    Flexible Premium Payments

    After you make the initial Premium Payment, you may choose the amount and frequency of future Premium Payments, within certain limits.

    Payment Options

    You or your Beneficiary can choose from a variety of fixed and variable Payment Options (e.g., lump sum or various periodic payments) to receive the Policy Proceeds.

3

    Tax-Free Death Benefit

    Your Beneficiary may receive the Death Benefit free of income tax, and with properly structured ownership you can also avoid estate tax on the Death Benefit.

    Right to Cancel Period

       We urge you to examine your Policy closely. When you receive your Policy, the Right to Cancel Period begins. This period is at least ten (10) days, or more if required by state law. If, for any reason, you are not satisfied, you may return the Policy to us during the Right to Cancel Period for a refund.

    Exchange Option

    During the first two Policy Years you can exchange this Policy for a form of non-variable permanent individual life insurance.

    Riders (Supplemental Insurance Benefits)

    You may add additional insurance to your Policy by Rider. A number of different riders are available. Please see “Other Benefits” for descriptions of all the riders.

    Personalized Illustrations

    You may request personalized illustrations for the Policy that reflect your age, sex, underwriting classification, the specified insurance benefits and the premium requested. These hypothetical illustrations may help you to understand how the Contract Value and Death Benefit can change over time and how the investment performance of the Funds impact the Contract Value and the Death Benefit. The illustrations may also help you compare the Policy to other life insurance policies. Personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or Contract Value.

Principal Policy Risks

    Poor Fund Performance (Investment Risk)

    The value of your Policy is tied to the investment performance of the Funds and allocation percentages you choose. If those Funds perform poorly, the value of your Policy will decrease. Since we continue to deduct charges from the Cash Value, if investment results are too low, the Cash Surrender Value of your Policy may fall to zero. In that case, the Policy will, after a grace period, terminate without value and insurance coverage will no longer be in effect.

    Tax Risks

    We believe, but do not guarantee, that the Policy should be considered a life insurance policy under federal tax law. If the Policy was determined not to be a life insurance policy for federal tax purposes, you may be considered to be in constructive receipt of Policy Value, with adverse tax consequences, and all or a part of the proceeds paid under the Policy may be taxable to the Beneficiary. There is also a possibility that even if your Policy is treated as life insurance for federal tax purposes, it could be treated as a modified endowment contract (MEC) under federal tax laws (usually if your Premium payments in the first seven policy years or less exceed certain limits). If your Policy is a MEC, partial surrenders, collateral assignments and Policy loans could incur taxes, and any distributions or deemed distributions could incur the additional 10% tax on early withdrawals.

    Policy Lapse

    There is a risk that if partial surrenders, loans, and monthly deductions reduce your Cash Surrender Value to too low an amount and/or if the investment experience of your selected Investment Options is unfavorable, then your Policy could lapse. If your Policy lapses, then the Policy and all rights and benefits under it will terminate.

    Policy Withdrawal Limitations

    Full and Partial surrenders may be subject to a surrender charge. The minimum partial surrender amount is $500. Surrenders will reduce the Death Benefit, the Amount Insured and the Cash Value of the Policy. Federal income taxes and a penalty tax may apply to partial surrenders.

4

    Credit Risk

    The Death Benefit guarantees and rider guarantees depend on the Company’s financial ability to fulfill their obligations. You should review the Company’s financial statements, which are available upon request and are attached to the Statement of Additional Information.

    Effects of Policy Loans

    A Policy loan, whether or not repaid, will affect your Policy’s Cash Value over time because we transfer the amount of the loan from the Investment Options to the Loan Account and hold it as collateral. As a result, the loan collateral does not participate in the investment results of the Investment Options. A Policy loan also reduces the Death Benefit proceeds and could make it more likely that a Policy will lapse.

    Increase in Current Fees and Expenses

    Certain Policy fees and expenses are currently charged at less than their maximum amounts. We may increase these current fees and expenses up to the guaranteed maximum levels.

    Policy is not Suited for Short-Term Investment

    We designed the Policy to meet long-term financial goals. You should not purchase this Policy to meet any short-term investment goals or if you think you will surrender all or part of your Policy in the short-term.

Fund Company Risks

    A comprehensive discussion of the risks of each Fund may be found in each Fund Company’s prospectus.
    Each Fund has its own goal, investment objective and investment strategies that affect the risks associated with investing in that Fund.

    A Fund always carries investment risks although some types carry more risk than others. Generally, the higher the potential return, the higher the risk of loss. Before you decide which Funds to choose, you should consider whether the goals and risks of a Fund are a good fit for your investment plan.

    There is no assurance that any of the Funds will achieve their stated investment objective.

5

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time you buy the Policy or surrender the Policy. The tables disclose the Maximum Guaranteed Charge, the Current Charge and where the amount of a charge depends on the Insured’s characteristics, such as age or rating classification, the charge for a Sample Insured.

Transaction Fees

Charge	When we Deduct the Charge	Amount Deducted

Sales Charge	Upon receipt of each	Current Charge:	2.50% of each Premium Payment
$50,000 – $499,999 of Stated Amount	Premium Payment	Guaranteed Charge:	2.50% of each Premium Payment

Sales Charge	Upon receipt of each	Current Charge:	2.00% of each Premium Payment
$500,000 – $999,999 of Stated Amount	Premium Payment	Guaranteed Charge:	2.00% of each Premium Payment

Sales Charge	Not applicable	Current Charge:	0.00% of each Premium Payment
$1,000,000+ of Stated Amount		Guaranteed Charge:	0.00% of each Premium Payment

Premium Tax Charge	Upon receipt of each	Current Charge:	2.50% of each Premium Payment
(Waived for policies issued in PR)	Premium Payment	Guaranteed Charge:	2.50% of each Premium Payment

Surrender Charge	When you fully surrender your Policy within the first ten (10) Policy Years and for the first ten (10) Policy Years after an increase in Stated Amount.	Current Charge:	Rates per $1000 of Stated Amount for First Year of Coverage: Minimum: $1.63(2) Maximum: $25.40(3)
	In addition to the per $1,000 of Stated Amount Surrender Charge, there is also another charge that is the smallest of 6% of the Cash Value being	Guaranteed Charge:	Rates per $1000 of Stated Amount for First Year of Coverage: Minimum: $1.63(2) Maximum: $25.40(3)
	surrendered, 6% of the amount of premiums actually paid within the five years preceding the surrender, or 9% of the total Annual Minimum Premiums for each full or partial Policy Year during the five years preceding the surrender, whether paid or not.	Sample Charge for a 39-year-old male, non-smoker, standard risk class, with death benefit option 1 and a $250,000 face amount.	Rates per $1000 of Stated Amount for First Year of Coverage: Current: $5.14 Guaranteed: $5.14

Surrender Charge (Partial) (1)	When you partially surrender your Policy within the first ten (10) Policy Years and for the first ten (10) Policy Years after an increase in Stated Amount, there is a charge that is the smallest of 6% of the Cash Value being	Current Charge:	Varies depending on surrender amount and cash value
	surrendered, 6% of the amount of premiums actually paid within the the five years preceding the surrender, or 9% of the total Annual Minimum Premiums for each full or partial Policy Year during the five years preceding the surrender, whether paid or not.	Guaranteed Charge:	Varies depending on surrender amount and cash value

6

Charge	When we Deduct the Charge	Amount Deducted

Decrease of Stated Amount (1)	When a decrease in Stated Amount is requested	Current Charge:	Rates per $1000 of Stated Amount for the First Year of Coverage: Minimum: $1.63(2) Maximum: $ 25.40(3)
		Guaranteed Charge:	Rates per $1000 of Stated Amount for First Year of Coverage: Minimum: $1.63(2) Maximum: $ 25.40(3)
		Sample Charge for a 39-year-old male, non-smoker, standard risk class, with death benefit option 1 and a $250,000 face amount.	Rates per $1000 of Stated Amount for First Year of Coverage: Current: $5.14 Guaranteed: $5.14

______________

(1)	Current and Guaranteed charges may vary in certain states but will not exceed the Guaranteed charges shown above. The rates vary depending on the age, gender, policy duration and the amount of insurance coverage. This rate may not be representative of the charge that a particular policy owner would pay. To obtain information on the charges that would apply to you, please contact your agent or registered representative.

(2)	Sample charge for any insured with a specified amount at or above $1,000,000 and with an issue age less than 5-years old regardless of sex, risk class or underwriting.

(3)	Sample charge for any insured with a specified amount less than $500,000 and with an issue age greater than 64-years old regardless of sex, risk class or underwriting.

The next two tables describe the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund expenses.

Periodic Charges Other Than Fund Operating Expenses

Charge	When we Deduct the Charge	Amount Deducted

Cost of Insurance Charge (COI(1))	Monthly on the Deduction Day	Current Charge:	Rates per $1000 of Net Amount At Risk for the First Year of Coverage: Minimum: $ 0.0571(2) Maximum: $35.52259(3)
		Guaranteed Charge:	Rates per $1000 of Net Amount At Risk for First Year of Coverage: Minimum: $ 0.0571(2) Maximum: $47.18322(3)
		Sample Charge for a 39-year-old male, non-smoker, standard risk class, with death benefit option 1 and a $250,000 face amount.	Rates per $1000 of Net Amount At Risk for First Year of Coverage: Current: $ 0.1716 Guaranteed: $0.2424

Policy Administrative Expense Charges	Monthly from Cash Value for the first three (3) Policy Years on the Deduction Date	Current Charge:	Monthly Rate per $1000 of Initial Stated Amount for the first three years of coverage or for the three years following an increase in Stated Amount: Minimum: $ 0.00(4) Maximum: $ 0.39(5)
		Guaranteed Charge:	Monthly Rate per $1000 of Initial Stated Amount for the first three years of coverage or for the three years following an increase in Stated Amount: Minimum: $0.00(4) Maximum: $0.39(5)

7

Charge	When we Deduct the Charge	Amount Deducted

		Sample Charge for a 39-year-old male, non-smoker, standard risk class, with death benefit option 1 and a $250,000 face amount.	Monthly Rate per $1000 of Initial Stated Amount for the first three years of coverage or for the three years following an increase in Stated Amount: Current: $0.23 Guaranteed: $0.23

______________

(1)	The current cost of insurance charges shown are for a preferred nonsmoker underwriting and risk class while the Guaranteed charges are based on the 1980 Commissioners Standard Ordinary (1980 CSO Tables). The cost of insurance rates listed do not reflect the addition of any “flat extras.” Flat extras account for adverse risks that, if applied, would increase the cost of insurance rates shown above.

(2)	Sample charge for a 9-year-old female, non-smoker, preferred plus underwriting class with death benefit option 1.

(3)	Sample charge for an 80-year-old male, smoker, Table 10, with death benefit option 1.

(4)	Sample charge for any insured with stated amounts $1,000,000 or more regardless of age, sex, risk class or underwriting.

(5)	Sample charge for any insured with stated amounts less than $500,000, smoker risk class and issue ages between 64-80 years old (inclusive) regardless of sex or underwriting.

Periodic Charges Other Than Fund Operating Expenses (Continuation)

Charge	When we Deduct the Charge	Amount Deducted

Mortality and Expense Risk (M&E) Charge	Daily from the unloaned portion of the Cash Value	Current Charge:	0.60% on an annual basis of the amounts in the Investment Options for all Policy Years
		Guaranteed Charge:	0.80% on an annual basis of the amounts in the Investment Options for all Policy Years

Administrative Expense Charge	Daily from the unloaned portion of Cash Value	Current Charge:	0.00% on an annual basis of the amounts in the Investment Options
		Guaranteed Charge:	0.10% on an annual basis of the amounts in the Investment Options

Policy Loan Cost(1)	Monthly from the Loan Account	Current Charge:	2.00% (2.38% in VI) on an annual basis on the amount loaned for all Policy Years
		Guaranteed Charge:	Same as current

______________

(1)	The Policy Loan Cost reflects the difference between the loan interest rate charged and the loan interest rate credited (see the Policy Loans section for more information).

8

Charges for Optional Riders

Charge	When we Deduct the Charge	Amount Deducted

Child Term Insurance Rider	Monthly from the unloaned portion of the Cash Value on the Deduction Date.	Current Charge:	Monthly Rate per $1000 of Child Term Rider Unit for the First Year of Coverage: Without Waiver of Deduction Amount Coverage Rider: $0.50 With Waiver of Deduction Amount Coverage Rider: $0.52
		Guaranteed Charge:	Monthly Rate per $1000 of Child Term Rider Unit for the First Year of Coverage: Without Waiver of Deduction Amount Coverage Rider: $0.50 With Waiver of Deduction Amount Coverage Rider: $0.52
		Sample Charge for an 18-year-old female with $6,000 Child Term Rider face amount	Monthly Rate per $1000 of Child Term Rider Unit for the First Year of Coverage: Without Waiver of Deduction Amount Coverage Rider $0.50 With Waiver of Deduction Amount Coverage Rider: $0.52

Family Benefit Rider	Monthly from the unloaned portion of the Cash Value on the Deduction Date.	Current Charge:	Rate per $1000 of Term Amount for the First Coverage Year: Minimum: 0.323000(4) Maximum: 0.52000(5)
		Guaranteed Charge:	Rate per $1000 of Term Amount for the First Coverage Year: Minimum: 0.323000(4) Maximum: 0.52000(5)
		Sample Charge for a 37-year-old male, non-smoker, standard risk class, with a $97,000 face amount	Rate per $1000 of Term Amount for the First Coverage Year: Minimum: 0.41000 Maximum: 0.41000

Accidental Death Benefit Rider
   (Minimum face amount of $25,000.
   Maximum limits are $100,000 for
   issue ages less than 26. Otherwise
   the maximum limit is $300,000.
   Rider face cannot exceed the base
face minimum.)	Monthly from the unloaned portion of the Cash Value on the Deduction Date.	Current Charge:	Monthly Rate per $1000 of Term Amount for the First Coverage Year: Minimum: $0.0792(6) Maximum: $0.3080(7)
		Guaranteed Charge:	Monthly Rate per $1000 of Term Amount for the First Coverage Year: Minimum: 0.0792(6) Maximum: 0.3080(7)
		Sample Charge for a 39-year-old male, non-smoker, standard risk class, with death benefit option 1 and a $250,000 face amount	Monthly Rate per $1000 of Term Amount for the First Coverage Year: Minimum: 0.0880 Maximum: 0.0880

9

Charges for Optional Riders (Continuation)

Charge	When we Deduct the Charge	Amount Deducted

Cost of Living Adjustment Rider (1)*	Monthly from the unloaned portion of the Cash Value on the Deduction Date	Current Charge:	Rates per $1000 of Net Amount At Risk for the First Year of Coverage: Minimum: $0.0571(2) Maximum: $35.52259(3)
		Guaranteed Charge:	Rates per $1000 of Net Amount At Risk for First Year of Coverage: Minimum: $0.0571(2) Maximum: $47.18322(3)
		Sample Charge for a 39-year-old male, non-smoker, standard risk class, with death benefit option 1 and a $250,000 face amount.	Rates per $1000 of Net Amount At Risk for First Year of Coverage: Current: $ 0.1716 Guaranteed: $ 0.2424

Waiver of Deduction Amount Rider	Monthly from the unloaned portion of the Cash Value on the Deduction Date	Current Charge:	Monthly Rate per $1000 of Monthly Deduction Amount for the First Year of Coverage: Minimum: $ 0.0000(8) Maximum: $ 0.2587(9)
		Guaranteed Charge:	Monthly Rate per $1000 of Monthly Deduction Amount for the First Year of Coverage: Minimum: $ 0.0000(8) Maximum: $ 0.2587(9)
		Sample Charge for a 39-year-old male, non-smoker, standard risk class, with death benefit option 1 and a $250,000 face amount.	Monthly Rate per $1000 of Monthly Deduction Amount for the First Year of Coverage: Current: $ 0.0133 Guaranteed: $ 0.0133

(1)	The current cost of insurance charges shown are for a preferred nonsmoker underwriting and risk class while the Guaranteed charges are based on the 1980 Commissioners Standard Ordinary (1980 CSO Tables).

(2)	Sample charge for a 9-year-old female, non-smoker, preferred plus underwriting class with death benefit option 1.

(3)	Sample charge for an 80-year-old male, smoker, Table 10, with death benefit option 1.

(4)	Sample charge for an insured issued in NY who is less than 20-years-old regardless of sex, risk or underwriting.

(5)	Sample charge for an insured not issued in NY who is less than 50-years old regardless of sex, risk, or underwriting.

(6)	Sample charge for an insured less than 30-years old with no table rating regardless of sex, risk class or underwriting.

(7)	Sample charge for any insured with an issue age of at least 60-years old and a Table 4 rating regardless of sex or risk class.

(8)	Sample charge for any insured with an issue age less than 5 years old regardless of sex, risk class or underwriting.

(9)	Sample charge for a 59-year old smoker regardless of sex, risk class or underwriting.

*	There is no charge for the Rider itself however there is a COI cost resulting from the Rider’s application.

Fund Charges and Expenses

The next tables describe the Fund fees and expenses that you will indirectly pay periodically during the time that you own the Policy. The Investment Options purchase shares of the Funds at net asset value. The net asset value already reflects the deduction of each Fund’s Total Operating Expenses. Therefore you are indirectly bearing the costs of Fund expenses.

We receive payments and/or offsets from some of the Funds, their affiliates and/or service providers for providing administrative or other services for a Fund. These payments vary in amount and currently we receive fees at an annual rate of up to approximately 0.50% of the average net amount invested in a Fund on behalf of Travelers’ separate accounts. These payments by the Funds or their affiliates do not result in any charge to you in addition to the Total Operating Expenses disclosed for each Fund below.

The first table below shows the minimum and maximum fees and expenses, as a percentage of average daily net assets, charged by any of the Funds as of December 31, 2002. The second table shows each Fund’s fees and expenses, as a percentage of average daily net assets, as of December 31, 2002, unless otherwise noted. This information was provided by the Funds and we have not independently verified it. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

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	Minimum (before reimbursement)	Maximum (before reimbursement)

Total Annual Fund Operating Expenses	0.27%	1.27%

Funding Options	Management Fee (before expense reimbursement)	Distribution and/or Service Fees (12b-1)	Other Expenses (before expense reimbursement)	Total Annual Operating Expenses (before expense reimbursement)#

Capital Appreciation Fund	0.81%	—	0.03%	0.84%(1)
Dreyfus Stock Index Fund — Initial Shares	0.25%	—	0.02%	0.27%
High Yield Bond Trust	0.55%	—	0.16%	0.71%(2)
Managed Assets Trust	0.56%	—	0.05%	0.61%(3)
Money Market Portfolio (Travelers)	0.38%	—	0.04%	0.42%(4)
CitiStreet Funds, Inc.
CitiStreet Diversified Bond Fund — Class I†	0.45%	—	0.11%	0.56%
CitiStreet International Stock Fund — Class I†	0.73%	—	0.17%	0.90%
CitiStreet Large Company Stock Fund — Class I†	0.55%	—	0.15%	0.70%
CitiStreet Small Company Stock Fund — Class I†	0.60%	—	0.16%	0.76%
Franklin Templeton Variable Insurance Products Trust
Templeton Global Asset Allocation Fund — Class 1 Shares	0.62%	—	0.21%	0.83%(5)
Templeton Global Income Securities Fund — Class 1 Shares	0.63%	—	0.10%	0.73%(6)
Templeton Growth Securities Fund — Class 1 Shares	0.81%	—	0.06%	0.87%(6)
Greenwich Street Series Fund
Fundamental Value Portfolio	0.75%	—	0.03%	0.78%(7)
The Travelers Series Trust
Pioneer Fund Portfolio	0.81%	—	0.19%	1.00%(8)
U.S. Government Securities Portfolio	0.38%	—	0.06%	0.44%(1)
Zero Coupon Bond Fund Portfolio Series 2005	0.16%	—	—	1.27%
Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio	0.80%	—	0.05%	0.85%(9)
Alliance Growth Portfolio	0.80%	—	0.03%	0.83%(9)
MFS Total Return Portfolio	0.80%	—	0.03%	0.83%(9)
Smith Barney High Income Portfolio	0.60%	—	0.09%	0.69%(9)
Smith Barney Large Cap Value Portfolio	0.65%	—	0.03%	0.68%(9)
Variable Insurance Products Fund
Equity — Income Portfolio — Initial Class	0.48%	—	0.09%	0.57%(10)
Growth Portfolio — Initial Class	0.58%	—	0.09%	0.67%(11)
High Income Portfolio — Initial Class	0.58%	—	0.12%	0.70%
Variable Insurance Products Fund II
Asset Manager Portfolio — Initial Class	0.53%	—	0.10%	0.63%(12)

______________

     †   Closed to new investors.

Notes

     (1)   Management fee includes an administration fee. Fund has a voluntary expense cap of 1.25%.

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     (2)   Management fee includes an administration fee. The management fee has breakpoints. The management rates decrease as the Fund’s net assets increase. See prospectus for detailed information. Fund has a voluntary expense cap of 1.25%.

     (3)   Management fee includes Administration fee. No fees were waived during the period, nor was the Fund reimbursed for expenses. Fund operates under a voluntary expense cap of 1.25%.

     (4)   Travelers Insurance Company reimbursed Money Market Portfolio for $71,805 in expenses for the year ended December 31, 2002. For the year ended December 31, 2002, there was a voluntary expense limitation. As a result of the voluntary expense limitation, the ratio of expense to average net assets will not exceed 0.40%. Management fee includes an administration fee.

     (5)   The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund’s investment in a Franklin Templeton money fund for cash management. This reduction is required by the Fund’s Board of Trustees and an exemptive order by the Securities and Exchange Commission.

     (6)   The Fund administration fee is paid indirectly through the management fee.

     (7)   Management fee includes an administration fee. Fund has a voluntary expense cap of 0.80%.

     (8)   The expense information in the table has been restated to reflect current fees that would have been applicable if they had been in effect during the previous fiscal year. On April 22, 2003, the shareholders of the fund approved a new investment advisory agreement, which became effective May 1, 2003. Under the new agreement, the management fee increased by 0.10%. The management fee also includes a 0.06% fee for administrative services.

     (9)   Fund has a voluntary expense cap of 1.25%.

     (10)   Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. These offsets may be discontinued at any time. Including such reductions, Total Annual Operating expenses for the Fidelity VIP Equity Income Portfolio — Initial Class were 0.56%.

     (11)   Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. These offsets may be discontinued at any time. Including such reductions, Total Annual Operating expenses for the Fidelity VIP Growth Portfolio — Initial Class were 0.61%.

     (12)   Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. These offsets may be discontinued at any time. Including such reductions, Total Annual Operating expenses for the Fidelity VIP Asset Manager Portfolio — Initial Class were 0.61%.

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DESCRIPTION OF THE COMPANY, SEPARATE ACCOUNTS
AND FUNDS

The Insurance Company

The Travelers Insurance Company is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas.

The Company is an indirect wholly owned subsidiary of Citigroup Inc. The Company’s Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415. The Company is subject to Connecticut law governing insurance companies and is regulated by the Connecticut Commissioner of Insurance. The Company files an annual statement in a prescribed form with the Commissioner that covers the operations of the Company for the preceding year and its financial condition as of the end of such year. The Company’s books and assets are subject to review or examination by the Commissioner, and a full examination of its operations is conducted at least once every four years. In addition, the Company is subject to the insurance laws and regulations of any jurisdiction in which it sells its insurance Policies, as well as to various federal and state securities laws and regulations.

The Separate Account and Its Investment Options

Under Connecticut law, The Travelers Insurance Company sponsors a separate account. Separate accounts are primarily designed to keep policy assets separate from other company assets. Premium payments that you invest in the Investment Options are deposited in the Separate account. The income, gains, and losses are credited to, or charged against a separate account without regard to the income, gains or losses from any other Investment Option or from any other business of the Companies.

The Travelers Insurance Company sponsors The Travelers Fund UL Separate Account for Variable Life Insurance (Fund UL) Fund UL was established on November 10, 1983, was established under the laws of Connecticut and is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940 and qualifies as a “separate account.”

The Separate Accounts is divided into the various Investment Options to which you allocate your Premium Payments. Each Investment Option uses its assets to purchase shares of a corresponding Fund of the same name. The Separate Accounts purchase shares of the Funds at net asset value (i.e., without a sales charge) and receive all dividends and capital gains distributions from each Fund, and reinvest in additional shares of that Fund. Finally, the assets of the Separate Accounts may not be used to pay any liabilities of the Company other than those arising from the Policies, and the Company is obligated to pay all amounts promised to Policy Owners under the Policies.

The Funds

The Funds offered through this Policy are listed below. Some Funds may not be available in certain states. We may also add, withdraw or substitute Funds from time to time. Each Fund is registered under the Investment Company Act of 1940 as an open-end, management investment company. These Funds are not publicly traded and are offered only through variable annuity and variable life insurance products. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Fund, and Policy Owners should not compare the two.

Each Fund has different investment objectives and risks. The Fund prospectuses contain more detailed information on each Fund’s investment strategy, investment advisers and its fees. You may obtain a Fund prospectus by calling 1-800-334-4298 or through your insurance agent. We do not guarantee the investment results of the Funds.

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Funds	Investment Objective	Investment Adviser/Subadviser

Capital Appreciation Fund	Seeks growth of capital. The Fund normally invests in equity securities of issuers of any size and in any industry.	Travelers Asset Management International Company LLC (“TAMIC”) Subadviser: Janus Capital Corp.
Dreyfus Stock Index Fund — Initial Shares	Seeks to match the total return of the S&P 500 Index. The Fund normally invests in all 500 stocks in the S&P 500 in proportion to their weighting in the index.	The Dreyfus Corporation Subadviser: Mellon Equity Associates
High Yield Bond Trust	Seeks high current income. The Fund normally invests in below investment-grade bonds and debt securities.	TAMIC
Managed Assets Trust	Seeks high total return. The Fund normally invests in equities, convertible and fixed-income securities. The Fund’s policy is to allocate investments among asset classes.	TAMIC Subadviser: Travelers Investment Management Company (“TIMCO”)
Money Market Portfolio (Travelers)	Seeks high current return with preservation of capital and liquidity. The Fund normally invests in high-quality short term money market instruments.	TAMIC
CitiStreet Funds, Inc.
CitiStreet Diversified Bond Fund — Class I†	Seeks maximum long term total return. The Fund normally invests in fixed income securities.	CitiStreet Funds Management LLC (“CitiStreet”) Subadviser: Western AssetManagement Company; Salomon Brothers Asset Management (“SBAM”); and SSgA Funds Management (“SSgA”)
CitiStreet International Stock Fund — Class I†	Seeks maximum long term total return. The Fund normally invests in the common stocks of established non-U.S. companies.	CitiStreet Subadviser: Bank of Ireland Asset Management (U.S.) Limited; Citigroup Asset Management Limited, and SSgA
CitiStreet Large Company Stock Fund — Class I†	Seeks maximum long term total return. The Fund normally invests in the common stocks of large, well established companies.	CitiStreet Subadviser: Wellington Management Company; Smith Barney Fund Management LLC, and SSgA
CitiStreet Small Company Stock Fund — Class I†	Seeks maximum long term total return. The Fund normally invests in the common stocks of small companies.	CitiStreet Subadviser: TCW Investment Management; SBAM; and SSgA
Franklin Templeton Variable Insurance Products Trust
Templeton Global Asset Allocation Fund — Class 1 Shares	Seeks high total return. The Fund normally invests in equity securities of companies in any country, debt securities of companies and governments of any country, and in money market instruments and it may invest in high-yield, lower rated bonds.	Templeton Investment Counsel, LLC
Templeton Global Income Securities Fund — Class 1 Shares	Seeks high current income, consistent with preservation of capital. Capital appreciation is a secondary consideration. The Fund normally invests in the debt securities of governments and their political subdivisions and agencies, supranational organizations, and companies located anywhere in the world, including emerging markets and it may invest in high-yield lower-rated bonds.	Franklin Advisers, Inc.
Templeton Growth Securities Fund — Class 1 Shares	Seeks long-term capital growth. The Fund normally invests in equity securities of companies located anywhere in the world, including the U.S. and emerging markets.	Templeton Global Advisors Limited
Greenwich Street Series Fund
Fundamental Value Portfolio	Seeks long-term capital growth. Current income is a secondary consideration. The Fund normally invests in common stocks, and common stock equivalents of companies, believed to be undervalued.	Smith Barney Fund Management (“SBFM”)

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Funds	Investment Objective	Investment Adviser/Subadviser

The Travelers Series Trust
Pioneer Fund Portfolio	Seeks reasonable income and capital growth. The Fund normally invests in equity securities that are carefully selected, reasonably priced securities.	TAMIC Subadviser: Pioneer Investment Management Inc.
U.S. Government Securities Portfolio	Seeks current income, total return and high credit quality. The Fund normally invests in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.	TAMIC
Zero Coupon Bond Fund Portfolio Series 2005	Seeks high consistent total return with preservation of capital. The Fund normally invests in zero coupon securities.	TAMIC
Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio	Seeks capital appreciation. The Fund normally invests in common stocks of companies that are likely to benefit from new products, services or processes or have experienced above-average earnings growth.	Travelers Investment Adviser Inc. (“TIA”) Subadviser: AIM Capital Management Inc.
Alliance Growth Portfolio	Seeks long term growth of capital. The Fund normally invests in the equity securities of U.S. companies.	TIA Subadviser: Alliance Capital Management L.P.
MFS Total Return Portfolio	Seeks above average income consistent with the prudent employment of capital. Secondarily, seeks growth of capital and income. The Fund normally invests in a broad range of equity and fixed-income securities of both U.S. and foreign issuers.	TIA Subadviser: Massachusetts Financial Services (“MFS”)
Smith Barney High Income Portfolio	Seeks high current income. Secondarily, seeks capital appreciation. The Fund normally invests in high yield corporate debt and preferred stock of U.S. and foreign issuers.	SBFM
Smith Barney Large Cap Value Portfolio	Seeks income and long-term growth of income and capital. The Fund normally invests in equities, or similar securities, of companies with large market capitalizations.	SBFM
Variable Insurance Products Fund
Equity-Income Portfolio — Initial Class	Seeks reasonable income. The Fund normally invests in equity securities with a focus on income producing equities.	Fidelity Management & Research Company (“FMR”)
Growth Portfolio — Initial Class	Seeks capital appreciation. The Fund normally invests in common stocks believed to have above-average growth potential.	FMR
High Income Portfolio — Initial Class	Seeks a high level of current income while also considering growth of capital. The Fund normally invests in income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities.	FMR
Variable Insurance Products Fund II
Asset Manager Portfolio — Initial Class	Seeks high total return with reduced risk over the long-term. The Fund normally invests by allocating assets among stocks, bonds and short-term instruments.	FMR

______________

     †   Closed to new investors.

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Voting Rights

The Company is the legal owner of Fund shares. However, we believe that when a Fund solicits proxies in conjunction with a vote of shareholders, we are required to obtain instructions on how to vote Fund shares from Policy Owners who have chosen the corresponding Investment Option. Accordingly, we will send you proxy materials and voting instructions. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Policy Owners, in the same proportion as shares for which we received voting instructions. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right. In certain limited circumstances and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual or semi-annual report to Policy Owners.

Conflicts of Interest

The Funds may also be available to separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to qualified plans. Due to differences in redemption rates, tax treatment or other considerations, the interest of various shareholders participating in a Fund could conflict. Each will be monitored for the existence of any material conflicts by its Board of Directors to determine what action, if any, should be taken. The prospectuses for the Funds have more details.

POLICY CHARGES AND DEDUCTIONS

We deduct the charges described below. The charges are for services and benefits we provide, costs and expenses we incur, and risks we assume under the Policies. The amount of a charge may not exactly correspond to the costs associated with providing the services or benefits indicated by the designated charge. We also may realize a profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expense charges.

The services and benefits we provide include:

    the ability for you to make withdrawals and surrenders under the Policies;
    the ability for you to obtain a loan under the Policies;
    the Death Benefit paid on the death of the Insured;
    making available a variety of Investment Options and related programs (including dollar-cost averaging and portfolio rebalancing);
    administration of the various elective options available under the Policies; and
    the distribution of various reports to Policy Owners.

The costs and expense we incur include:

    expenses associated with underwriting applications, increases in the Stated Amount, and Riders;
    losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Policies;
    sales and marketing expenses including commission payments to your sales agent; and
    other costs of doing business.

Risks we assume include:

    that the Insured may live for a shorter period of time than estimated resulting in the payment of greater Death Benefits than expected; and
    that the costs of providing the services and benefits under the Policies will exceed the charges deducted.
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Charges Against Premium

We deduct certain charges from each Premium Payment you make before we allocate that Premium Payment (Net Premium Payment) among the Investment Options.

    Front-End Sales Expense Charge: We deduct a front-end sales charge of 2.50% of each Premium Payment for Stated Amounts less than $500,000, 2% of each Premium Payment for Stated Amounts from $500,000 to $999,999 and 0% for Stated Amounts greater than $1,000,000. This charge helps us defray our costs for sales and marketing expenses, including commission payments to your sales agent.
    Premium Tax Charge: We deduct a charge of 2.5% of each Premium Payment for state premium taxes that we currently expect to pay. These taxes vary from state to state and currently range from 0.75% to 3.50%. Because there is a range of premium taxes, a Policy Owner may pay a premium charge that is higher or lower than the premium tax actually assessed or not assessed against the Company in his or her jurisdiction.

Charges Against Cash Value

Monthly Deduction Amount: Several charges are combined in the Monthly Deduction Amount, which we deduct pro rata from each of the Investment Option’s values attributable to the Policy. We deduct the amount on the first day of each Policy Month (the Deduction Date). The dollar amount of the Monthly Deduction Amount will vary from month to month. The Monthly Deduction Amount consists of (1) the Cost of Insurance Charge, (2) the Policy Administrative Expense Charge and (3) charges for any Riders. These are described below.

    Cost of Insurance Charge: The cost of insurance charge is the primary charge under your Policy for the Death Benefit we provide you. Like other policy charges, we may profit from the cost of insurance charge and may use these profits for any lawful purpose such as the payment of distribution and administrative expenses. The amount of the cost of insurance charge depends on: (1) the Net Amount At Risk and (2) the cost of insurance rate. Generally, the cost of insurance rate increases each year.
    There are maximum or guaranteed cost of insurance rates associated with your Policy that are shown on the Policy Summary page of your Policy. The guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables or the 1980 Commissions Ordinary Mortality Table B, which are used for unisex cost of insurance rates. The rates are also based on the age, gender and risk class of the Insured.
    The current cost of insurance rates are based on the age, risk class and gender (unless unisex rates are required) of the Insured. The current rates are lower than the guaranteed rates and they will never exceed the guaranteed rates in the future. We will base any future changes in these rates only on our future expectations as to mortality, expenses and persistency. Nothing in the Policy will be affected by our actual mortality and expenses experienced under Policies issued. We will determine the current rates for the Initial Stated Amount and for each increase to the Stated Amount at the start of each Policy Year and will guarantee them for that Policy Year. Any change that we make in the current rates will be on a uniform basis for insureds of the same age, sex, duration and rate class.
    Policy Administrative Expense Charge: This per thousand charge applies for the first three (3) Policy Years and also applies to increases in the Stated Amount (excluding increases due to the Cost of Living Adjustment Rider and increases in Stated Amounts due to Death Benefit option changes). The amount varies by issue age and will be stated in the Policy.
    Charges for Riders: The Company will include a supplemental benefits charge in the Monthly Deduction Amount if you have elected any Riders for which there is a charge. The amount of this charge will vary depending upon the actual Rider selected.

Surrender Charges: There are two types of surrender charges that can apply under the Policy: a Percent of Premium Charge and a Per Thousand of Stated Amount Charge equal to a specified amount for each $1,000 of Stated Amount. These surrender charges apply during the first ten Policy Years (or the first ten years following an increase in Stated Amount other than an increase for a Cost of Living Adjustment or a change in Death Benefit option). Both charges apply upon a full surrender of the Policy. Only the Percent of Premium Charge applies upon a partial surrender.

17

Percent of Premium Charge. A Percent of Premium surrender charge will be assessed upon a full or partial surrender of the Policy during the first ten Policy Years (and during the first ten years following an increase in Stated Amount). The charge will be the smallest of:

(a)	6% of the amount of Cash Value being surrendered; or

(b)	6% of the amount of premiums actually paid within the five years preceding the surrender; or

(c)	9% of the total Annual Minimum Premiums for each full or partial Policy Year during the five years preceding the surrender, whether paid or not. (See Appendix A, “Annual Minimum Premiums.”)

For example, for a 45-year old male with a Stated Amount of $150,000 who pays a premium of $1,969 per year for five years (a total of $9,845), and then fully surrenders the Policy with a Cash Value of $7,485 (assuming a 6% rate of return), the Percent of Premium surrender charge would be $449, because (a) is $449 (6% of $7,485); (b) is $591 (6% of the $9,845 in premiums paid); and (c) is approximately $682 (9% of the annual minimum premium for five years). The smallest, $449, is the applicable charge.

Per Thousand of Stated Amount Charge. A Per Thousand of Stated Amount surrender charge is imposed on full surrenders, but not on partial surrenders, and applies only during the first ten Policy Years or the ten years following an increase in Stated Amount (other than an increase for a Cost of Living Adjustment or a change in Death Benefit Option). The charge is equal to a specified dollar amount for each $1,000 of Stated Amount to which it applies, and will apply only to that portion of the Stated Amount (except for increases excluded above) which has been in effect for less than ten years.

The Per Thousand of Stated Amount Charge varies by original issue age, and increases with the issue age of the Insured. For Stated Amounts of $499,999 or less, this charge varies in the first year from $2.04 per $1,000 of Stated Amount for issue ages of 4 years or less, to $25.40 per $1,000 of Stated Amount for issue ages of 65 years or higher. The charge is lower for Stated Amounts over $499,999, and even lower for Stated Amounts over $999,999.

Additionally, the charge decreases by 10% each year over the ten-year period. For example, for a 45-year old with a Stated Amount of $150,000, the charge in the first year is $7.18 for each $1,000 of Stated Amount, or $1,077. The charge decreases 10%, or approximately $0.72, each year, so in the fifth year, it is $4.31 for each $1,000 of Stated Amount, or $646.50; in the tenth year, it is $0.72 for each $1,000, or $108.

This charge is designed to compensate the Company for administrative expenses not covered by other administrative charges. This charge may be reduced or eliminated when sales are made under certain arrangements. (See “Reduction or Elimination of Sales Charges and Administrative Charges” below.) The Per Thousand of Stated Amount surrender charges are set forth in Appendix B.

Charges Against the Separate Account

Mortality and Expense Risk Charge: We deduct a daily charge for mortality and expense risks against the assets in the Investment Options. This current charge is at an annual rate of 0.60%; however, the Policy provided that the maximum charge for mortality and expense risks will not exceed 0.80%. This charge compensates us for various risks assumed, benefits provided and expenses incurred, including payment of commissions to your sales agent.

Fund Charges

Fund charges are not direct charges under the Policy. When you allocate money to the Investment Options, the separate account purchases shares of the corresponding Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted from the Funds. See the “Fee Tables” section in this prospectus and the Fund company prospectuses for information on the Fund charges.

Modification, Reserved Rights and Other Charges

We may offer the Policy in arrangements where an employer or trustee will own a group of policies on the lives of certain employees, or in other situations where groups of policies will be purchased at one time. We may reduce or eliminate the mortality and expense risk charge, sales or surrender charges and administrative charges

18

in such arrangements to reflect the reduced sales expenses, administrative costs and/or mortality and expense risks expected as a result of sales to a particular group.

We will not reduce or eliminate the withdrawal charge, mortality and expense risk charge or the administrative charge if the reduction or elimination will be unfairly discriminatory to any person.

We reserve the right to charge for transfers, illustrative reports and to charge the assets of each Investment Option for a reserve of any income taxes payable by the Company on the assets attributable to that Investment Option.

We sell the Policies through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of the Company. We pay commissions to the broker-dealers for selling the Policies. You do not directly pay these commissions. We intend to recover commissions, marketing, administrative and other expenses and cost of Policy benefits through the fees and charges imposed under the Policies. See “Distribution.”

POLICY DESCRIPTION

INVEST is both an insurance product and a security. The Policy is first and foremost a life insurance Policy with death benefits, cash values and other features traditionally associated with life insurance. The Policy is a security because the Cash Value and, under certain circumstances, the Amount Insured and Death Benefit may increase or decrease to reflect the performance of the Funds that you direct your Net Premium Payments to. The Policy is non-participating, which means the Company will not pay dividends on the Policy.

Applying for a Policy

To purchase a Policy, an application on the Insured must be submitted to us with information that includes:

    Requested Stated Amount (minimum of $75,000);
    Death Benefit Option;
    Beneficiary;
    Investment Option selections; and
    Rider selections.

Policies generally will be issued only on the life of an Insured between the ages of 0 and 85. We will then follow certain underwriting procedures designed to determine the insurability of the proposed Insured and may require medical examinations and additional information about the proposed Insured before the application is approved. A Policy will be issued only after the underwriting process is completed to our satisfaction (Issue Date). The Policy Date is the date we use to determine all future transactions on the Policy (e.g., deduction dates, policy years). If you pay your initial premium with your application, we will deposit that premium in a non-interest bearing account during the underwriting period.

We reserve the right to reject an application for any reason subject to the requirements imposed by law in the jurisdiction where the requested insurance Policy was to be issued and delivered. If the application is declined or cancelled, the full amount paid with the application will be refunded. We may apply increased charges for the underwriting classification of a proposed Insured.

While your application for the Policy is in underwriting, we may offer you temporary life insurance. To obtain the temporary insurance, you must complete the Policy Application, including the Temporary Insurance Agreement sections and you must make an advance payment. Please see “Terms and Conditions” in the Temporary Insurance Agreement for details on coverage dates and amounts.

When Coverage Begins

Except as stated in the Temporary Insurance Agreement, Coverage under the Policy will be effective on the later of the Policy Date or the Issue Date (as shown on the Policy Summary) if, on the later of the Policy Date or the

19

Issue Date, the health and other conditions relating to insurability remain complete and true as described in the application.

You may request a Policy Date of up to six months prior to the Issue Date for the purpose of preserving a younger Age, or other reasons, subject to our administrative procedures and state laws (a “back-dated policy”). In many, but not all cases, a younger Age will result in a smaller planned premium and lower cost of insurance charges. However, we will deduct the Monthly Deduction Amount under the Policy beginning on the Policy Date even though insurance coverage will not be effective until the Issue Date of the Policy.

Right to Cancel (free look period)

The law of the state in which your Policy is issued or delivered provides you a Right to Cancel or “free-look” period. The period varies by state but is never less than ten days from the day you receive your Policy. The Right to Cancel period for your Policy will be on the cover of your Policy.

After underwriting is complete and the Right to Cancel period begins, we will apply your Net Premium to the money market Investment Option under the Policy. At the end of the Right to Cancel period, we will apply your Premium to the Investment Options as you indicate on your application (premium allocation instructions).

To cancel a Policy during the Right to Cancel period, you must send a request in Writing along with your Policy to us within the applicable timeframe as set forth in your Policy, and we will make the refund within seven (7) days after we receive your request and returned Policy. We will refund to you any Premiums paid minus any Outstanding Loans.

Tax Free ‘Section 1035’ Exchanges

You can generally exchange one life insurance policy for another in a ‘tax-free exchange’ under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. There will be a new surrender charge period for this Policy and other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

Ownership/Policy Rights

The Policy Owner is the person who has the right to exercise all of the rights and options under the Policy, and to make changes to the Policy while the Insured is alive. Usually, the person who is buying the Policy is also the Policy Owner. However, in some instances, the Policy Owner can be an entity such as a trust or someone other than the person who is buying the Policy. In either situation, the Policy Owner may exercise certain rights that are described below. Some changes to the Policy require additional underwriting approval.

    Assigning the Policy

    The Policy Owner may assign the Policy as collateral for a loan or other obligation. We are not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment. Assigning the Policy may have tax consequences. See “Tax Treatment of Policy Benefits.” You should consult a tax adviser before assigning the Policy.

    Receiving the Maturity Benefit

    If the Insured is living on the Maturity Date, we will pay you the Cash Value of the Policy as of the Maturity Date, less any:

1.	Outstanding loan;

2.	Monthly Deduction Amount due but not paid; and

3.	Amount payable to an assignee under a collateral assignment of the Policy.

    Upon maturity, insurance ends and we have no further obligation under the Policy.

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    Changing or revoking a Beneficiary

    The Beneficiary is named in the Policy application and is the person who receives the Death Benefit when the Insured dies. More than one Beneficiary may be named and you may make your Beneficiary designation irrevocable. When the Insured dies, if no Beneficiary is alive, the Death Benefit will be paid to you, if you are alive, otherwise to your estate.

    Unless you irrevocably named the Beneficiary, you may name a new Beneficiary while the Insured is living and while your Policy is in force by writing us at our Home Office. Subject to our receipt of the change, any change in beneficiary will be effective on the date you sign the notice of change regardless of whether the Insured has died at the time we receive the notice; however, we will have no further responsibility if we made any payment before we receive the notice of change.

    Decreases in the Stated Amount of Insurance

    You may request a decrease in the Stated Amount after the second Policy Year, provided that the Stated Amount after any decrease is not less than the minimum amount of $50,000. For purposes of determining the Cost of Insurance charge, a decrease will reduce the Stated Amount in the following order:

1.	against the most recent increase in the Stated Amount;

2.	to other increases in the reverse order in which they occurred; and

3.	to the initial Stated Amount.

    A decrease in Stated Amount in a substantially funded Policy may cause a cash distribution that is included in your gross income.

    Changing the Death Benefit Option

    You may change the Death Benefit Option from Option 1 (the Level Option) to Option 2 (the Variable Option). This change does not require additional underwriting approval.

    You may also request a change from Option 2 to Option 1, which requires additional underwriting approval.

    Changing the Death Benefit Option may have tax consequences. You should consult a tax adviser before changing the Death Benefit Option. Please see “Death Benefit.”

    Increases in the Stated Amount (requires additional underwriting approval)

    You may request an increase to the Stated Amount after the first Policy Year and prior to the Policy Anniversary on which the Insured is age 76. We will require you to submit a new application and evidence of insurability. We will not allow a requested increase to the Stated Amount for less than the Minimum Increase Amount shown on your Policy Summary page. The increase will be effective on the date shown on the supplemental Policy Summary that we will send you. There is an additional Policy Administrative Charge and a Per Thousand of Stated Amount Surrender Charge associated with a requested increase in Stated Amount. In addition, your cost of insurance will increase commensurate with the increase in the Stated Amount and in consideration of the attained age of the Insured at the time the increase is requested.

    It may be less costly to purchase more Death Benefit coverage under the Primary or Other Insured Term Rider than increasing the Stated Amount under the Policy.

Written requests for changes should be sent to the Company’s Home Office at One Cityplace, Hartford, Connecticut, 06103-3415. The Company’s telephone number is (860) 308-1000. Some of these changes may have tax consequences. You should consult a tax adviser before requesting any of these changes.

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PREMIUMS

Amount, Frequency and Duration of Premium Payments

The Policy allows you to choose the amount and frequency (e.g., monthly, semi-annually, annually) of your Premium Payments within certain guidelines (Planned Premium). The amount of your Premium Payment will vary based on factors including, the age, sex and rating classification of the Insured. The minimum initial premium we will accept is the amount necessary to pay the Monthly Deduction Amount due.

Prior to the Maturity Date, you may request a change in the amount and frequency of your planned Premium Payments and also make unscheduled Premium Payments as long as receipt of such payments or change would not disqualify the Policy as life insurance under applicable federal tax laws. We reserve the right to require evidence of insurability before we accept any additional Premium Payment that would increase insurance coverage.

You may make Premium Payments by:

    mailing a check, payable to The Travelers: to One Cityplace, Hartford, CT 06103-3415; or
    or by direct checking account deductions (you must complete a pre-authorization collection form).

Even if you make your Planned Premiums on schedule, your Policy may lapse if the Cash Surrender Value of the Policy is insufficient to cover the Monthly Deduction Amount. In either of these cases, before your Policy lapses your Policy will be in default and a Grace Period will begin. Thirty days after the default happens we will send you a lapse notice stating the amount due to keep the Policy in effect and the date by which you must pay it. Generally, the amount due will be any Monthly Deduction Amounts past due plus the next Monthly Deduction Amount. If the Insured dies during the Grace Period before you have paid the required premium, we will still pay the Death Benefit under the Policy although we will reduce the Death Benefit proceeds by any Monthly Deduction Amount due and the amount of any outstanding loans.

Allocation of Premium Payments

During the underwriting period, any Premium we receive will be placed in a non-interest bearing account. After underwriting is complete and the Right to Cancel period begins, we will apply your Net Premium to the money market Investment Option in your Policy. At the end of the Right to Cancel period, we will apply your Premium to the Investment Options as you indicate on your application (premium allocation instructions).

You may change your premium allocation instructions upon written request to us (or any other notification we deem satisfactory). Any allocation change will be effective on the date we record the change. Any future premiums will be allocated in accordance with the new allocation, unless we receive contrary written instructions.

Unless underwriting is required, we will process a Premium Payment or other transaction as of the next computed Accumulation Unit Value of an Investment Option following our receipt of the Premium Payment or other transaction request in good order.

VALUES UNDER YOUR POLICY

Cash Value

Each Policy has a Cash Value that is used as the basis for determining Policy benefits and charges. On each business day your Policy has a Cash Value which we use to determine how much money is available to you for loans, surrenders and in some cases the Death Benefit.

A Policy’s Cash Value is the sum of the values held in the Investment Options and the Loan Account. A Policy’s Cash Value will change daily, has no guaranteed minimum value and may be more or less than Premiums paid. We calculate the Policy’s Cash Value each day the New York Stock Exchange is open for trading (a Valuation Date). The period between successive Valuation Dates is called a Valuation Period.

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The Cash Value will increase or decrease depending on the investment performance of the Investment Options, the Premium Payments you make, the fees and charges we deduct and any Policy transactions (loans, withdrawals, surrenders) you make).

Investment Option Valuation

The value of each Investment Option is measured in Accumulation Units. We value each Investment Option on each Valuation Date. Every time you allocate or transfer money to or from an Investment Option we convert that dollar amount into units. The value of an Accumulation Unit for each Investment Option is initially set at $1.00 and may vary among Investment Options and from one Valuation Period to the next. We determine each Investment Option’s Accumulation Unit Value (AUV) on each Valuation Date by multiplying the value on the immediately preceding Valuation Date by the corresponding Net Investment Factor (see below) for the Valuation Period just ended. For example, to calculate Monday’s Valuation Date price, we would multiply Friday’s Accumulation Unit Value by Monday’s Net Investment Factor.

The Net Investment Factor is simply an index we use to measure the investment performance of an Investment Option from one Valuation Period to the next. Each Investment Option has a Net Investment Factor for each Valuation Period that may be greater or less than one. Therefore, the value of an Accumulation Unit (and the value of the Investment Option) may increase or decrease.

We determine the Net Investment Factor for any Valuation Period using the following equation:	a
— c
b

a is:

1.	the net asset value per share of the Fund held in the Investment Option as of the Valuation Date; plus

2.	the per-share amount of any dividend or capital gain distribution on shares of the Fund held by the Investment Option if the ex-dividend date occurs in the Valuation Period just ended; plus or minus

3.	a per-share charge or credit, as we may determine on the Valuation Date for tax reserves; and

b is:

1.	the net asset value per share of the Fund held in the Investment Option as of the last prior Valuation Date; plus or minus

2.	the per-share or per-unit charge or credit for tax reserves as of the end of the last prior Valuation Date; and

c is the applicable Investment Option deduction for the Valuation Period.

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not change as a result of the Investment Option’s investment experience. The separate account will redeem Fund shares at their net asset value, to the extent necessary to make payments under the Policy.

Premium Payments will be credited to your Policy based on the Accumulation Unit Value next determined of the applicable Investment Option after we receive the Premium Payment in good order.

Transfers between Investment Options will result in the addition or reduction of Accumulation Units having a total value equal to the dollar amount being transferred to or from a particular Investment Option. The number of Accumulation Units will be determined by dividing the amount transferred by the Accumulation Unit Value of the Investment Options involved as of the next Valuation Date after we receive your request for transfer at our Home Office.

Loan Account Valuation

When you borrow money from us using the Policy as collateral for the loan, we transfer the amount of the loan from the Investment Options to the Loan Account as collateral for that loan. The value in the Loan Account is charged a fixed rate of interest of 7.4% (6% in the Virgin Islands).

We charge this interest in advance at the beginning of each Policy Year. In addition, the value in the Loan Account will be credited, in arrears, with a fixed rate of interest declared by us that will be at least 4% annually.

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When we determine a Policy’s Cash Value, the value in the Loan Account (i.e., the amount (adjusted for any repayments or additional Policy loans) we transferred from the Investment Options to secure the loan) and the result of any interest charged or credited on such amount, is added together with the values in the Investment Options.

TRANSFERS

Transfers of Cash Value

Generally, you may transfer Cash Value among the Investment Options. However, the Policy is not designed to serve as a vehicle for frequent trading in the Investment Options in response to short-term fluctuations in the stock market. Therefore, all transfers are subject to the following restrictions:

1.	Excessive Transfers. We reserve the right to restrict transfers if we determine you are engaging in a pattern of transfers that may disadvantage Policy Owners. In making this determination, we will consider, among other things, the following factors:

        the total dollar amount being transferred;
        the number of transfers you made within the previous three months;
        whether your transfers follow a pattern designed to take advantage of short term market fluctuations; and
        whether your transfers are part of a group of transfers made by a third party on behalf of the individual Policy Owners in the group.
2.	Market Timers. We reserve the right to restrict transfers by any market timing firm or any other third party authorized to initiate transfers on behalf of multiple Policy Owners. We may, among other things:

        reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or reject the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner.

Future Modifications. We will continue to monitor the transfer activity occurring among the Investment Options, and may modify these transfer restrictions at any time if we deem it necessary to protect the interests of all Policy Owners.

If we determine you are engaging in activity as described above or similar activity that will potentially hurt the rights or interests of Policy Owners, we will restrict or eliminate the number of transfers you can make and/or may restrict or eliminate the mode of transfers (e.g., we will not accept transfers made via facsimile or telephone) you may make. We will notify you if we reject a transfer request.

Telephone Transfers

The Policy Owner may make a transfer request in writing by mailing the request to the Company at its Home Office, or by telephone (if an authorization form is on file) by calling 1-800-334-4298. The Company will take reasonable steps to ensure that telephone transfer requests are genuine. These steps may include seeking proper authorization and identification prior to processing telephone requests. Additionally, the Company will confirm telephone transfers. Any failure to take such measures may result in the Company’s liability for any losses due to fraudulent telephone transfer requests.

Death Benefit

If your Policy is in effect on the date of the Insured’s death, we will pay your Beneficiary a Death Benefit. We may reduce the Death Benefit payable as discussed below under “Paying the Death Benefit and Payment Options.” All or part of the Death Benefit may be paid in cash or applied to one or more of the Payment Options described in the following pages.

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You may select one of two Death Benefit Options when you purchase the Policy. The amount of the Death Benefit will depend on which Death Benefit Option you select. However, as long as the Policy remains in effect, the Company guarantees that the Death Benefit under either option will be at least the current Stated Amount of the Policy less any outstanding Policy loans and unpaid Monthly Deduction Amount.

Option 1 (the Level Option)

The Death Benefit will be equal to the Stated Amount of the Policy on the date of the Insured’s death or, if greater, the Minimum Amount Insured as of the date of the Insured’s death.

Option 2 (the Variable Option)

The Death Benefit will be equal to the Stated Amount of the Policy plus the Cash Value as of the date of the Insured’s death or, if greater, the Minimum Amount Insured as of the date of the Insured’s death.

In order to be treated as life insurance under federal tax law, the Policy’s Death Benefit must meet or exceed the minimum requirements of either the Guideline Premium Test or the Cash Value Accumulation Test (the Minimum Amount Insured). These tests generally impact the Death Benefit when a Policy Owner has a relatively large Cash Value in relation to the Stated Amount. This Policy uses the Guideline Premium Test.

Under the Guideline Premium Test, a Policy’s Death Benefit will not be less than the Policy’s Cash Value times the corridor factor under the Code. The corridor factors, which require that the Death Benefit be greater than the Policy’s Cash Value by a percentage that decreases over time, are shown in your Policy. The following is a summary of the percentages. For attained ages not shown, the percentages decline pro rata each year.

Attained Age of the Insured	Corridor Factors

0-40	250%
45	215%
50	185%
55	150%
60	130%
65	120%
70	115%
75	105%
95+	100%

The investment performance of the Funds, expenses and deduction of charges all impact Cash Value. In some circumstances, the Death Benefit may vary with the amount of the Cash Value. Under Death Benefit Option 1, the Death Benefit will vary with the Cash Value whenever the Cash Value multiplied by the applicable Minimum Amount Insured percentage set forth in Section 7702 of the Code is greater than the Stated Amount. Under Death Benefit Option 2, the Death Benefit will always vary with the Cash Value because the Death Benefit is equal to the Stated Amount of the Policy plus the Cash Value as of the date of the Insured’s death (or if greater, the Minimum Amount Insured as of the date of the Insured’s death.) Finally, if the investment performance of the Funds is too low and the Cash Value of your Policy falls below the amount necessary to pay the Monthly Deduction Amount due and you do not send us sufficient Premium, your Policy may lapse and no coverage will be in effec t.

Death Benefit Examples

The following examples demonstrate the relationship between the Death Benefit, the Cash Surrender Value and the Minimum Amount Insured under each Death Benefit Option. The examples assume an Insured of age 40, a Minimum Amount Insured of 250% of Cash Value (assuming the preceding table is controlling as to Minimum Amount Insured), and no outstanding Policy Loan.

OPTION 1 — Level Death Benefit

In the following examples of an Option 1 Level Death Benefit, the Death Benefit under the Policy is generally equal to the Stated Amount of $75,000. Since the Policy is designed to qualify as a life insurance Policy, the Death Benefit cannot be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

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EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). Since the Death Benefit of the Policy is the greater of the Stated Amount ($75,000) or the Minimum Amount Insured ($25,000), the Death Benefit would be $75,000.

EXAMPLE TWO. If the Cash Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 x 250%). The resulting Death Benefit would be $100,000 since the Death Benefit is the greater of the Stated Amount ($75,000) or the Minimum Amount Insured ($100,000).

OPTION 2 — Variable Death Benefit

In the following examples of an Option 2 Variable Death Benefit, the Death Benefit varies with the investment experience of the applicable Investment Options and will generally be equal to the Stated Amount plus the Cash Value of the Policy (determined on the date of the Insured’s death). The Death Benefit cannot, however, be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($60,000) would be equal to the Stated Amount ($50,000) plus the Cash Value ($10,000), unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Cash Value of the Policy equals $60,000, then the Minimum Amount Insured would be $150,000 ($60,000 x 250%). The resulting Death Benefit would be $150,000 because the Minimum Amount Insured ($150,000) is greater than the Stated Amount plus the Cash Value ($75,000 + $60,000 = $135,000).

Changing the Death Benefit Option

You may change the Death Benefit Option by sending a written request to the Company. With some changes from Option 2 (Variable Benefit) to Option 1 (Level Benefit), involving substantially funded Policies, there may be a cash distribution, which is included in gross income. A change from Option 1 to Option 2 will not be permitted if the change results in a Stated Amount of less than $50,000. A change from Option 1 to Option 2 is also subject to underwriting. Changing the Death Benefit Option may have tax consequences. You should consult a tax adviser before making any change.

Paying the Death Benefit and Payment Options

Death Benefits are payable within seven days after we receive satisfactory proof of the Insured’s death. The amount of Death Benefit paid may be adjusted to reflect any unpaid Monthly Deduction Amount, any Policy loan, any material misstatements in the Policy application as to age or sex of the Insured, and any amounts payable to an assignee under a collateral assignment of the Policy. If no Beneficiary is alive when the Insured has died, the Death Benefit will be paid to the Policy Owner, if alive, otherwise, the Death Benefit will be paid to the Policy Owner’s estate. In addition, we may defer payment of proceeds that exceed the Cash Value for up to six months from the date of the request for the payment.

If the Insured commits suicide within two years following the Issue Date, limits on the amount of Death Benefit paid will apply. (See Limits on Right to Contest and Suicide Exclusion.) In addition, if the Insured dies during the 31-day period after the Company gives notice to the Policy Owner that the Cash Surrender Value of the Policy is insufficient to meet the Monthly Deduction Amount due, then the Death Benefit actually paid to the Policy Owner’s Beneficiary will be reduced by the amount of the Monthly Deduction Amount that is due and unpaid.

We will pay policy proceeds in a lump sum, unless you or the Beneficiary selects another of the Company’s Payment Options. We may defer payment of proceeds, which exceed the Death Benefit for up to six months from the date of the request for payment. A combination of options may be used. The minimum amount that may be placed under a Payment Option is $5,000 unless we consent to a lesser amount. Proceeds applied under a Payment Option will no longer be affected by the investment experience of the Investment Options.

The following Payment Options are available under the Policy:

OPTION 1 — Payments of a fixed amount.

OPTION 2 — Payments for a fixed period.

OPTION 3 — Amounts Held at Interest.

OPTION 4 — Monthly Life Income.

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OPTION 5 — Joint and Survivor Level Amount Monthly Life Income.

OPTION 6 — Joint and Survivor Monthly Life Income-Two-thirds to Survivor.

OPTION 7 — Joint and Last Survivor Monthly Life Income-Monthly Payment Reduces on Death of First
Person Named.

OPTION 8 — Other Options.

We will make any other arrangements for periodic payments as may be agreed upon. If any periodic payment due any payee is less than $100, we may make payments less often. If we have declared a higher rate under an option on the date the first payment under an option is due, we will base the payments on the higher rate.

BENEFITS AT MATURITY

If your Policy is in effect on the Maturity Date, we will pay the Policy’s Cash Value less any Outstanding Loan, any unpaid Monthly Deduction Amount and any amounts payable to an assignee under a collateral assignment of the Policy. We will then have no further obligations under the Policy.

OTHER BENEFITS

Exchange Option

Once the Policy is in effect, you may exchange it during the first two (2) Policy Years for a form of non-variable permanent individual life insurance issued by the Company (or an affiliated company, if allowed by state law) on the life of the Insured. Benefits under the new life insurance policy will be as described in that policy. No evidence of insurability will be required. You have the right to select the same Death Benefit or Net Amount At Risk as the former Policy at the time of exchange. Cost of insurance rates will be based on the same risk classification as those of the former Policy. Any outstanding Policy Loan must be repaid before we will make an exchange. In addition, there may be an adjustment for the difference in Cash Value between the two Policies.

Riders (Supplemental Insurance Benefits)

You may elect to have one or more of the following Riders added to your Policy. There may be costs associated with these Riders. Certain Riders may not be available in all states. The descriptions below are intended to be general; the terms of the Riders providing the additional benefits may vary from state to state, and you should consult the Policy and Rider. Depending on your circumstances, it may be less costly to purchase more death benefit coverage under the Primary Insured Term Rider than under the basic variable policy.

Child Term Insurance Rider	Provides level term insurance for Insured’s children, stepchildren or legally adopted children.

Cost of Living Adjustment Rider	Allows automatic increases in the face amount based on increases in the Consumer Price Index.

Family Benefit Rider	Provides level term insurance for Insured’s spouse and/or children.

Accidental Death Benefit Rider	Additional death benefit if Insured’s death results from bodily injury.

Waiver of Deduction Amount Rider	Waives Monthly Deduction Amount in the even of disability, allowing coverage to continue.

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POLICY SURRENDERS

You may withdraw all or a portion of the Cash Surrender Value from the Policy on any day that the Company is open for business. Withdrawing all or a portion of the Cash Surrender Value may have tax consequences. See “Tax Treatment of Policy Benefits.”

Full Surrender

You may surrender the Policy and receive its Cash Surrender Value. (You may request a surrender without the Beneficiary’s consent provided the Beneficiary has not been designated as irrevocable. If so, you will need the Beneficiary’s consent.) The Cash Surrender Value will be determined as of the date we receive the written request at our Home Office. The Cash Surrender Value is the Cash Value, minus any outstanding Policy loans, and any surrender charge. We will pay you within seven (7) days after we receive your request in good order. The Policy will terminate on the date we receive your request.

Partial Surrender

You may request a partial surrender of the Policy. The minimum amount is $500. The amount paid to you will be the net amount requested. We will deduct the net amount surrendered plus any applicable surrender charge pro rata from all your selected Investment Options, unless you give us other written instructions. We will pay you within 7 days after we receive your request.

In addition to reducing the Policy’s Cash Value and Amount Insured, partial surrenders will reduce the Death Benefit payable under the Policy. Under Option 1 (the Level Option), the Policy’s Stated Amount will be reduced by the surrender amount. Under Option 2 (the Variable Option), the Policy’s Cash Value, which is part of the Death Benefit, will be reduced by the surrender amount. We may require you to return the Policy to record this reduction.

POLICY LOANS

While the Policy is in force, you may borrow money using the Policy as the only security (collateral) for the loan. A loan that is taken from, or secured by, a Policy may have tax consequences. See “Federal Tax Considerations.” We will charge you interest on the amount of the loan.

A Policy Owner may obtain a cash loan from the Company secured by the Policy not to exceed 90% of the Policy’s Cash Value (determined on the day on which the Company receives the written loan request), less any surrender penalties. Subject to state law, no loan requests may be made for amounts of less than $100.

If there is a loan outstanding at the time a subsequent loan request is made, the amount of the outstanding loan will be added to the new loan request. The Company will charge interest on the outstanding amounts of the loan, which interest must be paid in advance by the Policy Owner. The full Loan Account Value will be charged an annual interest rate of 7.4% (6% in the Virgin Islands).

The amount of the loan will be transferred as of the date the loan is made on a pro rata basis from each of the Investment Options attributable to the Policy (unless the Policy Owner states otherwise) to another account (the “Loan Account”). Amounts in the Loan Account will be credited by the Company with a fixed annual rate of return of 4% (6% in New York and Massachusetts) and will not be affected by the investment performance of the Investment Options. When loan repayments are made, the amount of the repayment will be deducted from the Loan Account and will be reallocated based upon premium allocation percentages among the Investment Options applicable to the Policy (unless the Policy Owner states otherwise). The Company will make the loan to the Policy Owner within seven days after receipt of the written loan request.

Effects of Loans

A loan affects the Policy, because we reduce the Death Benefit proceeds and Cash Surrender Value under the Policy by any Outstanding Loan Amount. Repaying the loan causes the Death Benefit proceeds and Cash Surrender Value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan amount in the Loan Account. The amount is not affected by the performance of the

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Investment Options. Amounts transferred from an Investment Option to the Loan Account will affect the value in that Investment Option because we credit such amounts with an interest rate we declare, rather than with a rate of return reflecting the investment results of that Investment Option.

There are risks involved in taking a loan, a few of which include an increased potential for the Policy to lapse if projected earnings, taking into account Outstanding Loans, are not achieved. A loan may have tax consequences. See “Tax Treatment of Policy Benefits.” You should consult a tax adviser before taking out a loan.

We will notify you (and any assignee of record) if the sum of your loans plus interest you owe on the loans is more than the Cash Surrender Value. If you do not submit a sufficient payment within 31 days from the date of the notice, your Policy may lapse.

LAPSE AND REINSTATEMENT

Lapse

Generally, if on any Deduction Date, the Cash Surrender Value of your Policy is too low to cover the Monthly Deduction Amount, your Policy will be in default and a grace period will begin. Thirty days after the default happens, we will send you a lapse notice to your last known address that the Policy may terminate. The notice will state the amount due to keep the Policy in effect and the date by which you must pay the amount due.

Grace Period

After the lapse notice is sent, if you do not pay the required amount within 31 days (subject to state law) the Policy will terminate without value, insurance coverage will no longer be in effect, and you will receive no benefits.

As long as there is an outstanding loan, we will treat that portion of any sufficient payment received during the grace period that is less than or equal to the amount of the Outstanding Loan as a repayment of the outstanding loan and not as an additional premium payment unless you request otherwise. Accordingly, we will transfer the assumed loan repayment amount from the Cash Value held in our Loan Account to the Investment Options thereby increasing the Cash Surrender Value and potentially preventing a lapse.

If the Insured dies during the Grace Period before you have paid the required premium, the Death Benefit will still be payable to the Beneficiary, although we will reduce the amount of the Death Benefit proceeds by the Monthly Deduction Amount due plus the amount of any outstanding loan.

Reinstatement

You may reinstate the Policy within three (3) years from the date on which the Monthly Deduction Amount was last paid if:

(1)	the Policy was not surrendered for cash;

(2)	you furnish us with acceptable evidence of insurability;

(3)	you pay all past due Monthly Deduction Amounts;

(4)	you pay Premium Payments equaling the next three Monthly Deduction Amounts;

(5)	you pay the amount of any outstanding loan.

Upon reinstatement, the Policy’s Cash Value will be the amount provided by the Premium Payments you made, plus any Cash Value as of the date of lapse.

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FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the economic benefits provided under the Policy depends on a variety of factors, including the tax status of the Policy Owner and the tax treatment of the Policy. This tax treatment is highly complex. The following summary provides a general description of the material federal tax consequences to the Policy owner and Beneficiary of buying, holding and exchanging rights under the Policy. This discussion is only a brief general summary and does not purport to be complete or cover all situations and is not intended as tax or legal advice. This discussion is based upon the Company’s understanding of the federal income tax laws as currently interpreted by the Internal Revenue Service (IRS). The Company cannot guarantee that those laws or interpretations will remain unchanged.

It should be understood that this is not an exhaustive discussion of all tax questions that might arise under the Policies. No attempt has been made to address any federal estate tax or state and local tax considerations that may arise in connection with a Policy. For complete information, a qualified tax or legal advisor should be consulted.

Potential Benefits of Life Insurance

Life insurance, including the Policy, is a unique financial instrument with a number of potential tax advantages including:

    Income tax-free death benefits (e.g., the Death Benefit under the Policy may pass to your Beneficiary tax-free)
    Income tax-free growth of policy cash values (e.g., within the Policy, any increase in value based on the Investment Options may be tax-deferred)
    Income tax-free access to cash value through loans and/or withdrawals (e.g., under certain circumstances a Policy Owner may access cash from the Policy without facing tax consequences)

Whether and how these benefits may be utilized is largely governed by Sections 7702, 7702A, 817 and 101 of the Internal Revenue Code (IRC). These federal tax laws were passed to ensure that the tax advantages of life insurance are not abused.

In sum, these federal tax laws, among numerous other things, establish the following:

    A definition of a life insurance contract.
    Diversification requirements for separate account assets.
    Limitations on policy owner’s control over the assets in a separate account.
    Guidelines to determine the maximum amount of premium that may be paid into a policy.
    Limitations on withdrawals from a policy.
    Qualification testing for all life insurance policies that have cash value features.

Tax Status of the Policy

Definition of Life Insurance

In order for this Policy to offer some or all of the tax advantages described above, it must meet the definition of a life insurance contract under Section 7702 of the IRC. Complying with either the cash value accumulation test or the guideline premium test set forth in IRC Section 7702 will satisfy this definition. This Policy uses the guideline premium test. Guidance as to how IRC Section 7702 and the guideline premium test are to be applied, however, is limited. If a Policy were determined not to be a life insurance contract for purposes of IRC Section 7702, such Policy would not provide the tax advantages normally described above.

30

The Company believes that it is reasonable to conclude that the Policy meets the IRC Section 7702 definition of a life insurance contract. The Company reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.

Diversification

In addition to meeting the definition of a life insurance contract in IRC Section 7702 of the IRC, to qualify as life insurance for federal income tax purposes, separate account investments (or the investments of a Fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must also be “adequately diversified” pursuant to Section 817(h) of the Code.

Treasury Regulation Section 1.817-5, which was adopted by Treasury to implement section 817(h), generally requires that no more than 55 percent of the value of the total assets of the mutual fund owned by the separate account may be represented by any one (1) investment; no more than 70 percent of such value may be represented by any two (2) investments; no more than 80 percent of such value may be represented by any three (3) investments; and no more than 90 percent of such value may be represented by any four (4) investments. Thus, under this test, the separate account and the mutual funds are generally required to invest a specified portion of its assets in at least five (5) distinct investments. Generally, U.S. Treasury securities are not subject to the diversification test and to the extent that assets include such securities, somewhat less stringent requirements may apply.

The separate account, through the funds, intends to comply with these requirements. Although the Company does not control the funds, the Company intends to monitor the investments of the mutual funds to ensure compliance with these diversification requirements.

Investor Control

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their policy or contract rather than the insurance company. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner’s gross income each year.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those separate account assets, such as the ability to exercise investment control over the assets. The Treasury has also stated that guidance would be issued by way of regulations or rulings on the “extent to which policyholders may direct their investments to particular Investment Options without being treated as owners of the underlying assets.’’ As of the date of this prospectus, no such guidance has been issued.

Tax Treatment of Policy Benefits

The remaining tax discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.

In General

The Company believes that the Death Benefit under the Policy will be excludable from the gross income of the Beneficiary under section 101(a)(1) of the Code, unless the Policy has been transferred for value and no exception to the transfer for value rules applies. In addition, the Policy Owner will generally not be deemed to be in constructive receipt of the Cash Value, including increments thereof, until there is a distribution. (See discussion of “Modified Endowment Contracts” below.) Depending on the circumstances, the exchange of a policy, a change in the policy’s face amount, a change in the policy’s death benefit option, a payment of an increased level of premiums, a policy loan, a partial or full surrender, a lapse with outstanding Indebtedness, a change in ownership, or an assignment of the policy may have federal income tax consequences. In addition, such actions may have Federal gift and estate, as well as state and local tax consequences that will depend upon the financial situation and other circumstances of each owner or beneficiary. You should consult your tax or legal adviser for further advice on all tax issues.

The tax consequences of distribution from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a “Modified Endowment Contract.”

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Modified Endowment Contracts

Special tax considerations apply to “Modified Endowment Contracts” (MEC) as determined by IRC Section 7702A. A MEC is defined under tax law as any policy that satisfies the present legal definition of a life insurance contract under IRC Section 7702 but which fails to satisfy a 7-pay test. A contract fails to satisfy the 7-pay test if the cumulative amount of premiums paid under the contract at any time during the first seven contract years exceeds the sum of the net level premiums that would have been paid on or before such time had the contract provided for paid-up future benefits after the payment of seven level annual premiums. If a material change in the contract occurs either during the first seven contract years, or later, a new seven-year testing period begins. A decrease to the stated amount of the Policy may cause a re-test under the 7-pay test and could cause your Policy to become a MEC. Tax regulations or other guidance will be needed to fully define t hose transactions that are material changes.

Any policy issued in exchange for a MEC will be subject to the tax treatment accorded to MECs. However, the Company believes that any policy received in exchange for a life insurance contract that is not a MEC will generally not be treated as a MEC if the face amount of the policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the policy to become a MEC.

Loans and partial withdrawals from, as well as collateral assignments of, policies that are MECs will be treated as distributions to the policy owner for tax purposes. All pre-death distributions (including loans, partial withdrawals and collateral assignments) from MECs will be included in gross income on an income-first basis to the extent of any income in the policy (the contract value less the policy owner’s investment in the policy) immediately before the distribution.

The law also imposes an additional 10% tax on pre-death distributions (including loans, collateral assignments, partial withdrawals and complete surrenders) from MECs to the extent they are included in income, unless a specific exception to the penalty applies. The penalty does not apply to amounts which are distributed on or after the date on which the taxpayer attains age 59½, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer’s life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

If a Policy becomes a MEC distributions that occur during the contract year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.

For purpose of applying the MEC rules, all MECs that are issued by the Company (or its affiliates) to the same owner during any calendar year will be treated as one MEC contract for purposes of determining the amount includable in the owner’s gross income at the time of a distribution from any such contract.

The death benefit of a modified endowment contract remains excludable from the gross income of the beneficiary to the extent described above in “Tax Treatment of Policy Benefits.” Furthermore, no part of the investment growth of the cash value of a MEC is includable in the gross income of the owner unless the contract matures, is distributed or partially surrendered, is pledged, collaterally assigned, or borrowed against, or otherwise terminates with income in the contract prior to death. A full surrender of the contract after age 59½ will have the same tax consequences as noted above in “Tax Treatment of Policy Benefits.”

Due to the complexity of the MEC tax rules, a policy owner should consult a qualified tax or legal adviser as to the potential MEC consequences before taking any actions with respect to the Policy.

Distributions from Policies Not Classified as Modified Endowment Contracts

Distributions from a policy that is not classified as a modified endowment contract are generally treated as first recovering the investment in the policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the cases of a partial surrender, a decrease in the face amount, or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and as a result of that action, a cash distribution to the owner is made by the Company in order for the policy to continue complying with the IRC Section 7702 definitional limits. In

32

that case, such distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the policy) under rules prescribed in IRC Section 7702.

Loans from, or secured by, a policy that is not a MEC are generally not treated as distributions. Instead, such loans are generally treated as indebtedness of the owner. However, the tax consequences of some Policy loans are uncertain. You should consult a tax or legal adviser as to those consequences. Upon a complete surrender or lapse of a policy that is not a MEC, or when benefits are paid at such a policy’s maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the policy, the excess generally will be treated as ordinary income subject to tax.

Finally, neither distributions (including distributions upon surrender or lapse) nor loans from or secured by, a policy that is not a MEC, are subject to the 10 percent additional tax previously referred to above regardless of when they are made. Certain changes to the policy may cause the policy to become a MEC. Therefore, a policy owner should consult a tax or legal advisor before effecting any change to a policy that is not a modified endowment contract.

Treatment of Loan Interest

If there is any borrowing against the policy, the interest paid on loans may not be tax deductible.

Investment in the Policy

Investment in the policy means (i) the aggregate amount of any premiums or other consideration paid for a policy, minus (ii) the aggregate amount received under the Policy which is excluded from the gross income of the owner (except that the amount of any loan from, or secured by, a policy that is a MEC, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a policy that is a MEC to the extent that such amount is included in the gross income of the owner.

Business Uses of Policy

Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax or legal adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued new guidelines on split dollar arrangements. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax legal adviser.

Other Tax Considerations

The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Insurable Interest

The Policy Owner must have an insurable interest in the life of the Insured in order for the Policy to be valid under applicable state law and for the Policy to be treated as a life insurance policy for Federal income tax purposes. State laws on this subject vary widely, but typically require that the Policy Owner have a lawful and substantial economic interest in the continued life of the person insured, which interest must exist at the time the insurance is procured, but not necessarily at the time of the Insured’s death. If no recognized insurable interest exists in a given situation, the Policy may be deemed void as against public policy under the state law and not

33

entitled to treatment as a life insurance contract for Federal income tax purposes. It is the responsibility of the Policy Owner to determine the existence of insurable interest in the life of the Insured under applicable state law.

The Company’s Income Taxes

The Company is taxed as a life insurance company under federal income tax law. Presently, the Company does not expect to incur any income tax on the earnings or the realized capital gains retained to meet the Company’s obligations under the Policy. Based on these expectations, no charge is being made currently to the income of the Separate Account for Federal income taxes that may be attributable to the separate account. However, the Company may assess a charge against the Investment Options for federal income taxes in the event that the Company incurs income or other tax liability attributable to the separate account under future tax law.

Under present laws, the Company may incur state and local taxes in certain states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes (including such taxes), if any, attributable to the Separate Accounts.

Alternative Minimum Tax

Please consult your tax or legal adviser for alternative minimum tax rules as they may impact your Policy.

OTHER POLICY INFORMATION

Payment and Suspension of Valuation

You may send your written requests for payment to our Home Office. We ordinarily pay any proceeds, loan amounts, or surrender or partial surrender proceeds in a lump sum within seven days after receipt at our Home Office of all the documents required for such a payment. Other than the Death Benefit proceeds, which we determine as of the date of the Insured’s death, the amount we pay is as of the end of the Valuation Period during which our Home Office receives all required documents. We may pay our Death Benefit proceeds in a lump sum or under an optional payment plan.

Policy Statements

We will maintain all records relating to the separate accounts, the Investment Options. At least once each Policy Year, we will send you a statement showing:

    the Cash Value, Stated Amount and Amount Insured;
    the date and amount of each Premium Payment;
    the date and amount of each Monthly Deduction;
    the amount of any outstanding Policy Loan as of the date of the statement, and the amount of any loan interest charged on the Loan Account;
    the date and amount of any partial surrenders and the amount of any partial surrender charges or decrease of Stated Amount charges;
    the annualized cost of any Riders purchased under the Policy; and
    a reconciliation since the last report of any change in Cash Value and Cash Surrender Value.

We will also send any other reports required by any applicable state or federal laws or regulations.

Limits on Right to Contest and Suicide Exclusion

The Company may not contest the validity of the Policy after it has been in effect during the Insured’s lifetime for two years from the Issue Date. Subject to state law, if the Policy is reinstated, the two-year period will be measured from the date of reinstatement. Each requested increase in Stated Amount is contestable for two years from its effective date (subject to state law). In addition, if the Insured commits suicide during the two-year

34

period following issue while sane or insane (subject to state law) the Death Benefit will be limited to the premiums paid less (i) the amount of any partial surrender and (ii) the amount of any Outstanding Loan. During the two-year period following an increase, the portion of the Death Benefit attributable to the increase in the case of suicide will be limited to an amount equal to the Deduction Amount paid for such increase (subject to state law) and if the policy is reinstated, the two year period will be measured from the date of reinstatement.

Misstatement as to Sex and Age

If there has been a misstatement with regard to sex or age, benefits payable will be adjusted to what the Policy would have provided with the corrected information. You may file proof of age at any time at our Home Office.

Policy Changes

At any time, we may make such changes to your Policy as are necessary to assure compliance with the definition of life insurance prescribed in the Code. We may amend your Policy to conform with any law or regulation issued by any government agency to which it is subject. Only our officers have the right to change the Policy. No agent has the authority to change the Policy or waive any of its terms. Each endorsement, amendment, or rider must be signed by an officer of the Company to be valid.

Addition and Substitution of Funds. If the use of a Separate Account or of an Investment Option is no longer possible, or in our judgment becomes inappropriate for the purposes of the Policy, we may substitute another separate account or Investment Option without your consent. The new Investment Option may have higher fees and charges than the one it replaced, and may not necessarily be available to all classes of Policies. We will not substitute Investment Options without notice to you and without prior approval of the SEC and of the insurance commissioner of the state where this Policy is issued for delivery, to the extent required by law. We also may add other Investment Options under the Policy. As required by law, we will notify you of any Policy changes.

Distribution

Travelers Distribution LLC serves as the principal underwriter of the Policies, which are offered on a continuous basis. Travelers Distribution LLC is affiliated with both insurance companies, and is also located at One Cityplace, Hartford CT. Travelers Distribution is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

The Policies will be sold by life insurance sales representatives, who are registered representatives of the Company, or certain other registered broker-dealers, who have entered into distribution agreements with Travelers Distribution. Each broker-dealer is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and all are members of the National Association of Securities Dealers, Inc.

The maximum commission payable by the Company for distribution to the broker-dealer will not exceed 50% of the actual premium paid in the first twelve months. Tower Square Securities, Inc., an affiliated broker-dealer of the Company receives additional incentive payments from the Company and may be compensated by the Company for certain expenses relating to the sale of the policies. In addition, the Company and Travelers Distribution LLC may receive distribution and/or service fees (12b-1 fees) deducted from certain Fund’s assets as compensation for providing distribution and/or shareholder support services for the Fund. Also the Company may pay additional compensation or permit other promotional incentives, in cash, credit or other compensation for, among other things, training, marketing or services provided.

Emergency Procedure

We reserve the right to postpone any surrender, partial surrender, policy loan, or payment of death benefit proceeds for a period not to exceed 12 months, if in our reasonable judgment, such postponement is necessary for the orderly liquidation of assets invested in an Investment Option. Furthermore, we may postpone any payment involving a determination of Cash Value in any case whenever:

    (1)   the New York Stock Exchange or any stock exchange in which an Investment Option invests is closed (except for customary weekend and holiday closings) or trading on the New York Stock Exchange or other stock exchange is restricted as determined by the SEC or equivalent authority; or

35

    (2)   in our reasonable judgment, we determine that a state of emergency exists so that valuation of the assets in an Investment Option or disposal of securities is not reasonably practicable.

Allocations and transfers to, and deductions and transfers from, an Investment Option may be postponed as described in (1) and (2) above.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Separate Account or the principal underwriter. There are no pending legal proceedings against the Company likely to have a material adverse effect on the ability of either Company to meet its obligations under the applicable Contract.

FINANCIAL STATEMENTS

We have included the Company’s financial statements and the Separate Account’s financial statements in the Statement of Additional Information.

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APPENDIX A

GLOSSARY OF TERMS USED THROUGHOUT THIS PROSPECTUS

Accumulation Unit — a standard of measurement used to calculate the value of the Investment Options.

Age — the Insured’s age as of his or her last birthday.

Amount Insured — under Option 1, the Amount Insured will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Cash Value (the “Minimum Amount Insured”). Under Option 2 the Amount Insured will be equal to the Stated Amount of the Policy plus the Cash Value (determined as of the date of the Insured’s death) or, if greater, the Minimum Amount Insured.

Annual Minimum Premium — the owner must pay a first premium greater than or equal to one-quarter of this amount for the Policy to be issued. (Please refer to Appendix B).

Beneficiary (ies) — the person(s) named to receive the Death Benefit of this Policy after the death of the Insured.

Cash Surrender Value — the Cash Value less any Outstanding Loans, Accelerated Benefit Lien and applicable surrender charges.

Cash Value — the sum of the accumulated value held in the Investment Options plus the Loan Account value.

Code — the Internal Revenue Code.

Company (Issuing Company) — the Travelers Insurance Company

Company’s Home Office — the principal executive offices located at One Cityplace, Hartford, Connecticut 06103-3415.

Cost of Insurance Charge — A charge that reflects the anticipated mortality of the Insured.

Death Benefit — the amount payable to the Beneficiary if this Policy is in force upon the death of the Insured.

Deduction Date (or Day) — the day in each Policy Month on which the Monthly Deduction Amount is deducted from the Policy’s Cash Value.

Fund — See Mutual Fund.

General Account — an account that consists of the Company’s assets other than those held in any separate account.

Initial Premium Payment — the first Premium Payment made under the Policy.

Insurance Company (ies) — either The Travelers Insurance Company or The Travelers Life and Annuity Company depending on which company issues your Policy.

Insured — the person whose life is insured under the Policy.

Investment Options — the segments of the separate account to which you may allocate Premium Payments or Cash Value. Each Investment Option invests directly in a corresponding Mutual Fund (Fund).

Investment Option Deduction — the charge we deduct from each Investment Option to cover our mortality and expenses risk charges and administrative charges. It is shown on the Policy Summary.

Issue Date — the date on which the Company issues the Policy for delivery to the Policy Owner.

Issuing Company — either The Travelers Insurance Company or The Travelers Life and Annuity Company. The name of the Issuing Company appears on your Policy and is determined primarily by the state where you purchased the Policy.

Loan Account — an account in the Company’s general account to which we transfer the amount of any Policy Loan, and to which we credit a fixed rate of interest.

Maturity Benefit — an amount equal to the Policy’s Cash Value, less any outstanding loan or unpaid Monthly Deduction Amount or amounts payable to an assignee, payable to the Policy Owner if the Insured is living on the Maturity Date.

Maturity Date — The anniversary of the Policy Date on which the Insured is age 100.

A-1

Minimum Amount Insured — the amount of Death Benefit required for this Policy to qualify as life insurance under federal tax law. It is a stated percentage of Cash Value determined as of the first day of the Policy Month and is shown in the Policy.

Monthly Deduction Amount — the amount of charges deducted from the Policy’s Cash Value, which includes cost of insurance charges, administrative charges, and any charges for benefits associated with any Rider(s).

Mutual Fund (or Fund) — a registered open-end management investment company or a series thereof that corresponds to an Investment Option. Each Investment Option invests directly in a Mutual Fund of the same name.

Net Amount At Risk — the Death Benefit minus the Cash Value at the beginning of each Policy Month.

Net Premium Payment — the amount of each Premium Payment, minus the deduction of any sales expense charges, Premium Taxes or Deferred Acquisition Cost Charges as shown on the Policy Summary.

Outstanding Loan —the amount owed the Company as a result of policy loans including both principal and accrued interest.

Planned Premium — the amount of premium which the Policy Owner chooses to pay to the Company on a scheduled basis, and for which the Company will bill the Policy Owner.

Policy — INVEST, an individual variable flexible premium life insurance policy.

Policy Anniversary — an anniversary of the Policy Date.

Policy Date — the date shown on the Policy Summary and used to determine administrative transactions on the Policy (e.g., Deduction Days, Policy Years).

Policy Month — twelve one-month periods during the Policy Year, each of which begins on the Policy Date or the Deduction Day.

Policy Owner(s) (you, your or owner) — the person(s) having rights to benefits under the Policy during the lifetime of the Insured; the Policy Owner may or may not be the Insured.

Policy Years — each successive twelve-month period; the first beginning with the Policy Date.

Premium Allocation Instructions — the instructions you provide us to allocate your Premium Payments among the Investment Options. You may change your Premium Allocation Instructions by written direction.

Premium Payment — the amounts you send us to be applied to your Policy.

Riders — supplemental insurance benefits offered under the Policy. There are additional charges associated with some Riders.

Separate Account(s) — assets set aside by the Company, the investment performance of which is kept separate from that of other assets of the Company.

Stated Amount — the amount selected by the Policy Owner used to determine the Death Benefit, which may be increased or decreased as described in the Policy.

Term Amount — the amount of insurance provided by the Rider.

Underwriting Period — the time period from when we receive a completed Application until the Issue Date.

Valuation Date — a day on which the separate account is valued. A Valuation Date is any day on which the New York Stock Exchange is open for trading. The value of Accumulation Units will be determined as of the close of trading on the New York Stock Exchange.

Valuation Period — the period between the close of business on successive Valuation Dates.

A-2

APPENDIX B

ANNUAL MINIMUM PREMIUMS
(Per Thousand of Stated Amount)

Age	Male	Female	Age	Male	Female

0	2.80	2.42	48	12.15	11.29
1	2.69	2.47	49	12.83	11.89
2	2.59	2.48	50	13.51	12.51
3	2.58	2.47	51	14.42	13.18
4	2.58	2.47	52	15.34	13.86
5	2.58	2.47	53	16.24	14.53
6	2.58	2.47	54	17.16	15.29
7	2.60	2.49	55	18.07	16.10
8	2.62	2.52	56	19.43	17.11
9	2.66	2.56	57	20.79	18.20
10	2.72	2.62	58	22.16	19.35
11	2.80	2.68	59	23.52	20.51
12	2.89	2.76	60	24.88	21.68
13	3.01	2.84	61	27.11	22.98
14	3.13	2.94	62	29.34	24.27
15	3.25	3.04	63	31.57	25.59
16	3.38	3.16	64	33.80	27.01
17	3.51	3.28	65	36.03	28.57
18	3.62	3.40	66	38.86	30.12
19	3.72	3.47	67	41.70	31.63
20	3.81	3.53	68	44.52	33.29
21	3.90	3.60	69	47.36	35.39
22	3.98	3.67	70	49.76	37.75
23	4.05	3.73	71	54.39	40.67
24	4.08	3.71	72	59.04	44.16
25	4.13	3.76	73	63.71	48.15
26	4.30	3.93	74	68.41	52.54
27	4.45	4.09	75	72.60	57.27
28	4.61	4.26	76	80.21	62.20
29	4.76	4.41	77	87.34	67.37
30	4.92	4.60	78	94.52	73.00
31	5.12	4.80	79	101.76	79.30
32	5.32	5.02	80	109.06	86.49
33	5.52	5.22	81	120.34	94.56
34	5.74	5.46	82	131.76	103.39
35	5.98	5.71	83	143.32	112.96
36	6.33	6.01	84	155.03	123.28
37	6.66	6.31	85	166.88	138.49
38	7.01	6.64	86	170.39	149.27
39	7.34	6.97	87	177.17	159.84
40	7.69	7.34	88	191.28	171.55
41	8.17	7.75	89	208.18	185.73
42	8.66	8.18	90	241.15	203.75
43	9.14	8.62	91	254.21	225.63
44	9.63	9.11	92	282.60	250.53
45	10.11	9.59	93	314.35	278.47
46	10.79	10.13	94	349.51	309.50
47	11.47	10.70
B-1

APPENDIX C

PER THOUSAND OF STATED AMOUNT SURRENDER CHARGE

(First Year)

	Stated Amount				Stated Amount

IssueAge	$50,000 to $499,999	$500,000 to $999,999	$1,000,000 and above	Issue Age	$50,000 to $499,999	$500,000 to $999,999	$1,000,000 and above

0	2.04	1.84	1.63	33	3.92	3.53	3.14
1	2.04	1.84	1.63	34	4.08	3.67	3.26
2	2.04	1.84	1.63	35	4.19	3.77	3.35
3	2.04	1.84	1.63	36	4.43	3.99	3.54
4	2.04	1.84	1.63	37	4.66	4.19	3.73
5	2.19	1.97	1.75	38	4.91	4.42	3.93
6	2.19	1.97	1.75	39	5.14	4.63	4.11
7	2.21	1.99	1.77	40	5.69	5.12	4.55
8	2.23	2.01	1.78	41	6.05	5.45	4.84
9	2.26	2.03	1.81	42	6.41	5.77	5.13
10	2.39	2.15	1.91	43	6.76	6.08	5.41
11	2.46	2.21	1.97	44	7.13	6.42	5.70
12	2.54	2.29	2.03	45	7.18	6.46	5.74
13	2.65	2.39	2.12	46	7.66	6.89	6.13
14	2.75	2.48	2.20	47	8.14	7.33	6.51
15	2.76	2.48	2.21	48	8.63	7.77	6.90
16	2.77	2.49	2.22	49	9.11	8.20	7.29
17	2.79	2.51	2.23	50	10.00	9.00	8.00
18	2.82	2.54	2.26	51	10.67	9.60	8.54
19	2.90	2.61	2.32	52	11.35	10.22	9.06
20	2.86	2.57	2.29	53	12.02	10.82	9.62
21	2.93	2.64	2.34	54	12.70	11.43	10.16
22	2.99	2.69	2.39	55	13.01	11.71	10.41
23	3.04	2.74	2.43	56	13.99	12.69	11.19
24	3.06	2.75	2.45	57	14.97	13.47	11.98
25	3.08	2.77	2.46	58	15.96	14.36	12.77
26	3.14	2.83	2.51	59	16.93	15.24	13.54
27	3.25	2.93	2.60	60	17.91	16.12	14.33
28	3.37	3.03	2.70	61	19.52	17.57	15.82
29	3.47	3.12	2.78	62	21.12	19.01	16.90
30	3.49	3.14	2.79	63	22.73	20.46	18.18
31	3.64	3.28	2.91	64	24.34	21.91	19.47
32	3.78	3.40	3.02	65+	25.40	22.85	20.32
C-1

APPENDIX D

MONTHLY ADMINISTRATIVE CHARGE
(Per Thousand of Stated Amount)
Applicable for Three Years Following Issue or Increase

SMOKERS AND NON-SMOKERS

	Stated Amount				Stated Amount

IssueAge	$75,000 to $499,999	$500,000 to $999,999	$1,000,000 and above	Issue Age	$75,000 to $499,999	$500,000 to $999,999	$1,000,000 and above

0	0.16	0.08	0.00	33	0.19	0.09	0.00
1	0.16	0.08	0.00	34	0.19	0.09	0.00
2	0.16	0.08	0.00	35	0.19	0.09	0.00
3	0.16	0.08	0.00	36	0.20	0.09	0.00
4	0.16	0.08	0.00	37	0.21	0.10	0.00
5	0.16	0.08	0.00	38	0.22	0.10	0.00
6	0.16	0.08	0.00	39	0.23	0.10	0.00
7	0.16	0.08	0.00	40	0.23	0.10	0.00
8	0.16	0.08	0.00	41	0.24	0.10	0.00
9	0.16	0.08	0.00	42	0.24	0.10	0.00
10	0.16	0.08	0.00	43	0.24	0.10	0.00
11	0.16	0.08	0.00	44	0.24	0.10	0.00
12	0.16	0.08	0.00	45	0.24	0.10	0.00
13	0.16	0.08	0.00	46	0.25	0.11	0.00
14	0.16	0.08	0.00	47	0.26	0.11	0.00
15	0.16	0.08	0.00	48	0.27	0.11	0.00
16	0.16	0.08	0.00	49	0.28	0.11	0.00
17	0.16	0.08	0.00	50	0.29	0.15	0.00
18	0.16	0.08	0.00	51	0.30	0.15	0.00
19	0.16	0.08	0.00	52	0.32	0.15	0.00
20	0.16	0.08	0.00	53	0.33	0.15	0.00
21	0.16	0.08	0.00	54	0.34	0.15	0.00
22	0.16	0.08	0.00	55	0.35	0.15	0.00
23	0.16	0.08	0.00	56	0.35	0.15	0.00
24	0.16	0.08	0.00	57	0.35	0.15	0.00
25	0.16	0.08	0.00	58	0.36	0.15	0.00
26	0.16	0.09	0.00	59	0.36	0.15	0.00
27	0.17	0.09	0.00	60	0.36	0.15	0.00
28	0.17	0.09	0.00	61	0.38	0.15	0.00
29	0.18	0.09	0.00	62	0.38	0.15	0.00
30	0.18	0.09	0.00	63	0.38	0.15	0.00
31	0.18	0.09	0.00	64	0.39	0.15	0.00
32	0.18	0.09	0.00	65+	0.39	0.15	0.00

D-1

APPENDIX E

ILLUSTRATIONS

Hypothetical Illustrations are tabular presentations of numbers that demonstrate how the Cash Value, Cash Surrender Value and Death Benefit under a policy change over time based on (i) assumed gross rates of return of the Funds; and (ii) deduction of fees and charges for a hypothetical policyholder with a specified Stated Amount and premium payment pattern.

The following pages of illustrations are intended to illustrate how the Cash Value, Cash Surrender Value and Death Benefit change over time for the Policy. Each illustration assumes gross rates of returns for the Funds of 0%, 6% and 12% based on certain assumptions. You can request personalized illustrations by calling your agent or registered representative. A personalized illustration will reflect your age and risk classification as well as other assumptions personal to you (e.g. your choice of investment options). The illustrations will reflect the deduction of the current policy charges. The difference between the Cash Value and the Cash Surrender Value in these illustrations represents the Surrender Charge that would be incurred upon a full surrender of the Policy.

One example illustrates that the maximum Guaranteed Cost of Insurance Rates, the monthly administrative charge, mortality and expense risk charge, and administrative expense charge allowable under the Policy are charged in all years. The other example illustrates that the current scale of Cost of Insurance Rates and other charges are charged in all years. The Cost of Insurance Rates charged vary by age, sex and underwriting classification, and the monthly administrative charge varies by age, amount of insurance and smoker/non-smoker classification for current charges. The illustrations reflect a deduction of 5.00% from each annual premium for premium tax (2.50%), and front-end sales charge (2.50%).

The values shown in these illustrations vary according to assumptions used for charges, and gross rates of investment returns. For the first fifteen Policy Years, the current and guaranteed charges consist of 0.60% and 0.90% for mortality and expense risks respectively.

The charge for Fund expenses reflected in the illustrations assumes that Cash Value is allocated equally among all Investment Options and is an arithmetic average of the investment advisory fees and other expenses charged by each of the available Investment Options during the most recent calendar year. The Fund expenses used do not reflect any expense reimbursement agreements that may be in effect, as shown in the Policy prospectus summary. If the expense reimbursement arrangements were reflected, values shown in the illustration may be higher.

After deduction of these amounts, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate net annual rates of –1.63%, 4.37%, and 10.37%, respectively on a guaranteed basis and to approximate net annual rates of –1.33%, 4.67%, and 10.67%, respectively on a current.

The actual charges under a Policy for expenses of the Funds will vary from year to year and will depend on the actual allocation of Cash Value and may be higher or lower than those illustrated.

The illustrations do not reflect any charges for federal income taxes against the Separate Account, since the Company is not currently deducting such charges from the Separate Account. However, such charges may be made in the future, and in that event, the gross annual investment rates of return would have to exceed 0%, 6% and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefits’, Account Values-and Cash Surrender Values illustrated. The actual charges under a Policy for expenses of the Funds will vary from year to year and will depend on the actual allocation of Cash Value and may be higher or lower than those illustrated.

Where required by law or upon request, the Company, through its agent will provide you a comparable illustration based upon the proposed Insured’s age, sex, underwriting classification, the specified insurance benefits, and the premium requested. The illustration will show the weighted average Underlying Fund expenses, arithmetic average Fund expenses and/or the actual Fund expenses depending on what your request. An explanation of how the Fund expenses are calculated will appear on the illustration. The hypothetical gross annual investment return assumed in such an illustration will not exceed 12%.

E-1

IN-VEST
FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE POLICY
LEVEL DEATH BENEFIT OPTION
ILLUSTRATED WITH GUARANTEED CHARGES

Male, Issue Age 39	Face Amount: $250,000
Standard, Non-smoker	Annual Premium: $5,000.00

		Death Benefit			Cash Value			Cash Surrender Value

Year	Total Premiums With 5% Interest	0%	6%	12%	0%	6%	12%	0%	6%	12%

1	5,250	250,000	250,000	250,000	3,282	3,522	3,763	1,832	2,072	2,313
2	10,763	250,000	250,000	250,000	6,460	7,147	7,865	4,972	5,659	6,377
3	16,551	250,000	250,000	250,000	9,532	10,876	12,338	8,009	9,353	10,815
4	22,628	250,000	250,000	250,000	13,182	15,420	17,951	11,621	13,859	16,390
5	29,010	250,000	250,000	250,000	16,712	20,105	24,093	15,117	18,510	22,497
6	35,710	250,000	250,000	250,000	20,122	24,937	30,820	18,654	23,469	29,352
7	42,746	250,000	250,000	250,000	23,409	29,919	38,196	22,068	28,579	36,855
8	50,133	250,000	250,000	250,000	26,573	35,059	46,291	25,362	33,848	45,080
9	57,889	250,000	250,000	250,000	29,611	40,363	55,186	28,528	39,280	54,103
10	66,034	250,000	250,000	250,000	32,521	45,835	64,970	31,568	44,882	64,016
15	113,287	250,000	250,000	250,000	44,857	75,845	131,140	44,857	75,845	131,140
20	173,596	250,000	250,000	331,325	52,449	110,690	240,091	52,449	110,690	240,091

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

E-2

IN-VEST
FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE POLICY
LEVEL DEATH BENEFIT OPTION
ILLUSTRATED WITH CURRENT CHARGES

Male, Issue Age 39	Face Amount: $250,000
Standard, Non-smoker	Annual Premium: $5,000.00

		Death Benefit			Cash Value			Cash Surrender Value

Year	Total Premiums With 5% Interest	0%	6%	12%	0%	6%	12%	0%	6%	12%

1	5,250	250,000	250,000	250,000	3,501	3,748	3,995	2,051	2,298	2,545
2	10,763	250,000	250,000	250,000	6,937	7,652	8,398	5,449	6,164	6,910
3	16,551	250,000	250,000	250,000	10,287	11,699	13,231	8,764	10,176	11,708
4	22,628	250,000	250,000	250,000	14,240	16,605	19,275	12,679	15,044	17,714
5	29,010	250,000	250,000	250,000	18,104	21,706	25,932	16,508	20,110	24,336
6	35,710	250,000	250,000	250,000	21,888	27,022	33,281	20,420	25,553	31,812
7	42,746	250,000	250,000	250,000	25,589	32,557	41,393	24,248	31,216	40,052
8	50,133	250,000	250,000	250,000	29,203	38,320	50,352	27,992	37,110	49,141
9	57,889	250,000	250,000	250,000	32,727	44,320	60,248	31,644	43,237	59,165
10	66,034	250,000	250,000	250,000	36,168	50,575	71,196	35,215	49,622	70,243
15	113,287	250,000	250,000	250,000	51,994	86,074	146,341	51,994	86,074	146,341
20	173,596	250,000	250,000	374,562	65,310	130,171	271,422	65,310	130,171	271,422

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

To learn more about the Policy, you should read the Statement of Additional Information (SAI) dated the same date as this prospectus, which is incorporated by reference into this Prospectus. For a free copy of the SAI or for other Policy inquiries please contact us by writing to Travelers Life & Annuity, One Cityplace, Hartford, CT 06103-3415, call 1-800-842-9406 or access the SEC’s website (http://www.sec.gov).

To obtain free copies of personalized illustrations of death benefits, cash surrender values, and cash values please contact your agent or registered representative.

The SAI and additional information about the Registrant can be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the Registrant are available on the Commission’s Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, DC 20549-0102.

Investment Company Act File Numbers: 811-03297 and 811-07411

PART B

INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

INVEST
TRAVELERS MARKETLIFE
TRAVELERS VARIABLE LIFE
TRAVELERS VARIABLE LIFE ACCUMULATOR
TRAVELERS VARIABLE SURVIVORSHIP LIFE
TRAVELERS VARIABLE SURVIVORSHIP LIFE II

PART B: STATEMENT OF ADDITIONAL INFORMATION

(SAI)

dated

May 1, 2003

for

THE TRAVELERS FUND UL FOR VARIABLE LIFE INSURANCE
(Registrant)

ISSUED BY

THE TRAVELERS INSURANCE COMPANY
(Depositor)

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI contains additional information about the Contracts and The Travelers Insurance Company. You should read this SAI in conjunction with the prospectuses for the Flexible Premium Variable Life Insurance Contract dated May 1, 2003 for INVEST, Travelers MarketLife, Travelers Variable Life, Travelers Variable Life Accumulator, Travelers Variable Survivorship Life and Travelers Variable Survivorship Life II (“the Contracts”). The defined terms used in this SAI are as defined in the prospectuses.

Copies of the prospectuses may be obtained by writing to The Travelers Insurance Company, One Cityplace, Hartford, Connecticut 06103-3415, or by calling 1-800-334-4298 or by accessing the Securities and Exchange Commission’s website at http://www.sec.gov.

1

GENERAL INFORMATION AND HISTORY	3
The Depositor	3
State Regulation	3
The Registrant	3
Registration Statement	3
The Custodian	3
UNDERWRITING AND SERVICE AGREEMENTS	3
Distribution and Principal Underwriting Agreement	3
Compensation	3
Distribution and Service Fees (12b-1 fees)	5
VALUATION OF ASSETS	5
Investment Options	5
Cash Value	5
Accumulation Unit Value	6
ADDITIONAL INFORMATION ABOUT CHARGES	6
Special Purchase Plans	6
Underwriting Procedures	6
Increases and Decreases in Stated Amount	6
RESTRICTIONS ON FINANCIAL TRANSACTIONS	6
INDEPENDENT AUDITORS	6
PERFORMANCE DATA	6
FINANCIAL STATEMENTS	16
EXPERTS	16
2

GENERAL INFORMATION AND HISTORY

The Depositor. The Travelers Insurance Company (the “Company”) is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. The Company is licensed to conduct a life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands, and the Bahamas. The Company’s Home Office is located at One Cityplace, Hartford, Connecticut 06183, and its telephone number is (860) 308-1000.

The Company is a wholly owned subsidiary of Citigroup Insurance Holding Corporation which is an indirect, wholly owned subsidiary of Citigroup Inc. (“Citigroup”), a diversified global financial services holding company whose businesses provide a broad range of financial services to consumer and corporate customers around the world. Citigroup’s activities are conducted through the Global Consumer, Global Corporate, Global Investment Management and Private Banking, and Investment Activities.

State Regulation. The Company is subject to the laws of the state of Connecticut governing insurance companies and to regulation by the Insurance Commissioner of the state of Connecticut (the Commissioner). An annual statement covering the operations of the Company for the preceding year, as well as its financial conditions as of December 31 of such year, must be filed with the Commissioner in a prescribed format on or before March 1 of each year. The Company’s books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted at least once every four years.

The Company is also subject to the insurance laws and regulations of all other states in which it is licensed to operate. However, the insurance departments of each of these states generally apply the laws of the home state (jurisdiction of domicile) in determining the field of permissible investments.

The Registrant. The Travelers Insurance Company sponsors a separate account: The Travelers Fund UL for Variable Life Insurance (Fund UL). Fund UL was established under the laws of Connecticut on November 10, 1983. Fund UL is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940 and qualify as a “a separate account.” Separate Accounts are primarily designed to keep policy assets separate from other company assets.

Registration Statement. Registration Statements have been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statements, their amendments and exhibits, contain information beyond that found in the prospectuses and the SAI.

The Custodian. The Company holds title to the assets in the Separate Account.

UNDERWRITING AND SERVICE AGREEMENTS

Distribution and Principal Underwriting Agreement. Travelers Distribution LLC (“TDLLC”), serves as principal underwriter for Fund UL and the Contracts, which are offered on a continuous basis, pursuant to the terms of the Distribution and Principal Underwriting Agreement among Fund UL, TDLLC and the Company. TDLLC’s principal executive offices are located at One Cityplace, Hartford, Connecticut. TDLLC is registered as a broker-dealer with the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934 (the 1934 Act), as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. (NASD). TDLLC is affiliated with the Company and Fund UL. TDLLC, as the principal underwriter and distributor does not receive any fees on the Policies.

TDLLC enters into selling agreements with broker-dealers, including Tower Square Securities, which is affiliated with the Company and Fund UL, to distribute (sell) the Contracts. TDLLC and these broker-dealers are registered with the SEC and are members of the National Association of Securities Dealers, Inc. (NASD). Anyone selling the Policies must be a registered representative of a broker-dealer and must also be licensed as an insurance agent to sell variable life insurance products.

Compensation. We pay compensation for the promotion and sale of the Contracts directly to broker-dealers who have selling agreements with TDLLC. Compensation paid on the Contracts, as well as other incentives or payments, are not charged directly to the policy owners of the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy.

3

The amount of compensation may vary depending on the sales contract but is not expected to exceed the amounts in the following tables:

INVEST

Policy Years	Maximum compensation payable by the Company*
First 12 months	50% of actual premium paid

TRAVELERS MARKETLIFE

Policy Years	Maximum compensation payable by the Company*
Year 1	110% up to the Target Premium and 6.5% on Excess Premium
Years 2-10	6.5% of the annual renewable premium
After Year 10	4% of the annual renewable premium

TRAVELERS VARIABLE LIFE

Policy Years	Maximum compensation payable by the Company*
Year 1	110% up to the Target Premium and 6.5% on Excess Premium
Years 2-10	6.5% of the annual renewable premium
Years 11-15	4% of the annual renewable premium
After Year 15	2% of the annual renewable premium

TRAVELERS VARIABLE LIFE ACCUMULATOR

Policy Years	Maximum compensation payable by the Company*
Year 1	110% up to the Target Premium and 4% on Excess Premium
Years 2-15	4% of the annual renewable premium
After Policy Year 15	2% of the annual renewable premium

TRAVELERS VARIABLE SURVIVORSHIP LIFE

Policy Years	Maximum compensation payable by the Company*
Year 1	110% up to the Target Premium and 5% on Excess Premium
Years 2-10	5% of the annual renewable premium
Years 11-15	4% of the annual renewable premium
After Year 15	2% of the annual renewable premium

TRAVELERS VARIABLE SURVIVORSHIP LIFE II

Policy Years	Maximum compensation payable by the Company*
Year 1	110% up to the Target Premium and 5% on Excess Premium
Years 2-10	5% of the annual renewable premium
Years 11-15	4% of the annual renewable premium
After Year 15	2% of the annual renewable premium

______________

     *   Tower Square Securities Inc., an affiliated broker-dealer of the Company receives additional incentive payments from the Company relating to the sale of the Policies. From time to time, the Company may pay or permit other promotional incentives in cash, credit or other compensation. In addition, Tower Square Securities, Inc. performs certain services for and incurs certain expenses on behalf of TDLLC.

Because sales representatives of Tower Square Securities are also insurance agents of the Company, they are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs offered by the Company. These programs include conferences, seminars, meals, sporting events, theater performances, payments for travel, lodging and entertainment, prizes, and awards,

4

subject to applicable regulatory requirements. Sales of the contracts may help sales representatives qualify for such benefits. Sales representatives may receive other payments from the Company for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services. In addition, sales representatives who meet certain Company productivity, persistency and length of the services standards may be eligible for additional compensation.

We may pay certain broker-dealers an additional bonus after the first Policy year for sales by their sales representatives, which may be up to the amount of the basic commission for the particular Policy year. These broker-dealers may share the bonus or other compensation with their sales representatives. In addition, we may reimburse these broker-dealers for portions of their sales expenses.

Distribution and Service Fees (12b-1 fees). Certain of the Funds have adopted a Distribution and/or Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 which allows a fund to pay fees (12b-1 fees) to those who sell and distribute fund shares out of fund assets. Some of the Funds pay the Company and/or TDLLC 12b-1 fees for certain distribution and shareholders support services incurred in the performance of the Company and/or TDLLC’s obligations under agreements with the Funds. The Company and Travelers Distribution LLC may receive distribution and/or service fees (12b-1 fees) of up to 0.50% of average Fund assets. For more information on the 12b-1 fees that Funds may pay, please see the Fund prospectus and the Contract prospectus. In addition, the Advisers for certain Funds may use its management fee revenues, as well as its past profits or other resources as permitted by regulatory rules, to make payments for distribution services to TDLLC, whi ch may in turn pay part or all of such compensation to a broker-dealer of record with whom it has entered into a selling agreement.

VALUATION OF ASSETS

Investment Options: The value of the assets of each Investment Option is determined at 4:00 p.m. eastern time on each business day, unless we need to close earlier due to an emergency. A business day is any day the New York Stock Exchange is open. Each security traded on a national securities exchange is valued at the last reported sale price on the business day. If there has been no sale on that day, then the value of the security is taken to be the mean between the reported bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

Any security not traded on a securities exchange but traded in the over-the-counter-market and for which market quotations are readily available is valued at the mean between the quoted bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

Securities traded on the over-the-counter-market and listed securities with no reported sales are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

Short-term investments for which a quoted market price is available are valued at market. Short-term investments maturing in more than sixty days for which there is no reliable quoted market price are valued by “marking to market” (computing a market value based upon quotations from dealers or issuers for securities of a similar type, quality and maturity.) “Marking to market” takes into account unrealized appreciation or depreciation due to changes in interest rates or other factors which would influence the current fair values of such securities. Short-term investments maturing in sixty days or less for which there is no reliable quoted market price are valued at amortized cost which approximates market.

The Cash Value: The value of an Accumulation Unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is used to measure the investment performance of an Investment Option from one valuation period to the next. The net investment factor for an Investment Option for any valuation period is equal to the sum of 1.000000 plus the net investment rate (the gross investment rate less any applicable Investment Option deductions during the valuation period relating to the mortality and expense risk charge and the administrative expense charge). The gross investment rate of an Investment Option is equal to (a) minus (b), divided by (c) where:

                 (a) = investment income plus capital gains and losses (whether realized or unrealized);

                 (b) = any deduction for applicable taxes (presently zero); and

5

                 (c) = the value of the assets of the Investment Option at the beginning of the valuation period.

The gross investment rate may be either positive or negative. An Investment Option’s investment income includes any distribution whose ex-dividend date occurs during the valuation period.

Accumulation Unit Value. The value of the accumulation unit for each Investment Option was initially established at $1.00. The value of an accumulation unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is calculated for each Investment Option and takes into account the investment performance, expenses and the deduction of certain expenses.

ADDITIONAL INFORMATION ABOUT CONTRACT CHARGES

Special Purchase Plans. We reserve the right to waive all or a part of any fee we charge under the Contract (excluding Fund expenses). Factors we consider include one or more of the following: size and type of group to whom the Contract is issues; amount of expected premiums; relationship with us or an affiliated company, receiving distributions or making transfers from other contracts we or one of our affiliates issue; type and frequency of administrative and sales service provided; or any other factor we determine relevant. Any fee modification will not discriminate unfairly against protected classes of individuals and will be done according to our rules in effect at the time the Policy is issued.

Underwriting Procedures. The Contract’s cost of insurance depends on the insured’s sex, issue age, risk class and length of time the Contract has been in force. The rates will vary depending on tobacco use and other risk factors. Guaranteed cost of insurance rates are based on the Insured’s attained age and are equal to the 1980 Insurance Commissioners Standard Ordinary Male and Female Mortality Tables. The maximum rates for the tables-rated substandard insureds are based on a multiple (shown in the schedule pages of the Contract) of the above rates. We may add flat extra ratings to reflect higher mortality risk. Any change in the cost of insurance rates will apply to all insureds of the same age, gender, risk class and whose Policies have been in effect for the same length of time.

The cost of insurance rates, Policy charges, and payment options for Contracts issued in Montana, and perhaps other states are issued on a gender-neutral (unisex) basis. The unisex rates will be higher than those applicable to females and lower than those applicable to males.

Increases and Decreases in Stated Amount.

After the first Policy Year, You may request in writing to change the Stated Amount. When your Stated Amount changes, your policy charges and possibly your Death Benefit will also change. If you increase or decrease your Stated Amount your Contract may become a modified endowment contract (MEC) under federal tax law (please see the Federal Income Taxes section of the Prospectus for more information and consult your tax adviser for information on the impact a modified endowment contract may effect you).

Under some circumstances you will need to provide evidence that the insured is still insurable. Any change in Stated Amount will be effective on either the next or prior Monthly Deduction Date after the change has been approved by us.

RESTRICTIONS ON FINANCIAL TRANSACTIONS

If mandated under applicable law, we may be required to reject a premium payment. We may also be required to freeze a Policy Owner’s account and refuse to pay any request for transfers, withdrawals, surrenders, loan or death benefit until instructions are received from the appropriate regulators.

INDEPENDENT AUDITORS

KPMG LLP, One Financial Plaza, Hartford, CT 06103 has been selected as independent auditors to examine and report on the Company’s and Separate Account’s financial statements.

The financial statements of the Travelers Fund UL for Variable Life Insurance as of December 31, 2002, and for each of the years in the two-year period ended December 31, 2002, have been included herein and in the registration statement in reliance upon the report of KPMG LLP, independent accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

6

The consolidated financial statements and schedules of The Travelers Insurance Company and subsidiaries as of December 31, 2002 and 2001, and for each of the years in the three-year period ended December 31, 2002, have been included herein and in the registration statement in reliance upon the reports of KPMG LLP, independent accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The audit reports covering the December 31, 2002, financial statements and schedules refer to changes in the Company’s methods of accounting for goodwill and other intangible assets in 2002, and for derivative instruments and hedging activities and for securitized financial assets in 2001.

PERFORMANCE INFORMATION

From time to time, the Company may quote different types of historical performance for the Investment Options of the Separate Account and the Mutual Funds in which they Invest (Funds) in advertisements, sales literature, or reports to current or prospective policyholders. We may quote performance in any manner permitted under the law. Performance information may be shown as a change in a hypothetical owner’s Cash Value or Death Benefits. We may present the average annual and cumulative total returns of the Investment Divisions of the Separate Account and the Funds. The performance information shown will cover different periods of time and will reflect the deduction of certain charges although the performance information will generally not reflect the deduction of the cost of insurance charges.

  Fund Performance: This type of performance discloses the returns of the Funds net of investment management fees and other Fund Company fees and expenses, but is not adjusted for fees and expenses imposed by on the Separate Account (e.g., mortality and expense risk charge) or individual policyholder charges (e.g., surrender charges). If the Separate Account fees and policyholder charges were deducted, returns would be lower.

  Investment Option Performance Adjusted for Separate Account Asset-Based Charges: This type of performance discloses the returns of the Investment Options net of investment fees and other Fund fees and expenses and Separate Account asset-based charges but is not adjusted for individual policyholder charges. If the policyholder charges were deducted, returns would be lower.

We may also compare an Investment Option’s performance to that of other variable life separate accounts or investment products, as well as to generally accepted indices. We may use performance ratings that may be reported in financial publications.

Since it is impossible to predict how the Investment Options or the Funds will perform in the future, no performance quote can show you how investment performance will impact your future actual Policy Values. These returns represent past performance and are not an indication of future performance.

The following tables show the average annual returns of the Investment Options and their corresponding Funds available through Fund UL. The returns have been adjusted for Separate Account Asset-Based Charges.

7

MARKETLIFE
AVERAGE ANNUAL RETURNS AS OF 12/31/2002

INVESTMENT OPTIONS	YTD	1 YEAR	3 YEAR	5 YEAR	10 YEAR

STOCK FUNDS:
AIM Capital Appreciation Portfolio	-24.56%	-24.56%	-20.29%	-3.55%	—
Alliance Growth Portfolio	-34.17%	-34.17%	-22.89%	-5.15%	—
Capital Appreciation Fund (Janus)	-25.76%	-25.76%	-25.03%	0.52%	9.00%
Dreyfus Stock Index Fund	-23.06%	-23.06%	-15.55%	-1.77%	7.93%
Fidelity VIP Equity Income Portfolio — Initial Class	-17.69%	-17.69%	-5.90%	-0.59%	8.79%
Fidelity VIP Growth Portfolio — Initial Class	-30.73%	-30.73%	-20.68%	-1.25%	7.46%
Janus Aspen Series Mid Cap Growth Port—Service Shares	-28.76%	-28.76%	-33.91%	-3.04%	—
Janus Aspen Series Global Technology Port—Service Shares	-41.46%	-41.46%	—	—	—
Janus Aspen Series Worldwide Growth Port—Service Shares	-26.37%	-26.37%	-22.23%	-0.43%	—
Scudder VIT EAFE Equity Index Fund	-22.30%	-22.30%	-21.74%	-6.09%	—
Scudder VIT Small Cap Index Fund	-21.30%	-21.30%	-8.80%	-2.62%	—
Smith Barney Equity Index Portfolio — Class I	-22.87%	-22.87%	-15.40%	-1.59%	8.51%
Smith Barney Fundamental Value Portfolio	-22.01%	-22.01%	-4.38%	1.91%	—
Smith Barney Large Cap Growth Portfolio	-25.44%	-25.44%	-15.83%	—	—
Smith Barney Large Cap Value Portfolio	-26.08%	-26.08%	-8.97%	-4.03%	—
Templeton Growth Securities Fund — Class I	-19.05%	-19.05%	-5.43%	1.66%	8.83%
Pioneer Fund Portfolio	-30.84%	-30.84%	-13.37%	-5.48%	—

BOND FUNDS:
Fidelity VIP High Income Portfolio — Initial Class	2.52%	2.52%	-11.67%	-6.88%	2.54%
Putnam Diversified Income Portfolio	4.94%	4.94%	2.28%	1.36%	—
Smith Barney High Income Portfolio	-4.11%	-4.11%	-5.88%	-3.34%	—
Templeton Global Income Securities Fund — Class I	20.35%	20.35%	8.46%	4.80%	5.15%
Travelers U.S. Government Securities Portfolio	12.61%	12.61%	10.22%	6.80%	6.91%
Travelers Zero Coupon Bond Fund — Series 2005	9.79%	9.79%	9.40%	6.43%	—

BALANCED FUNDS:
Fidelity VIP II Asset Manager Portfolio — Initial Class	-9.55%	-9.55%	-6.45%	0.54%	6.08%
MFS Total Return Portfolio	-6.11%	-6.11%	2.46%	3.90%	—
Templeton Global Asset Allocation Fund — Class 1	-5.03%	-5.03%	-5.47%	1.63%	7.87%
Travelers Managed Assets Trust	-9.42%	-9.42%	-5.99%	2.51%	7.33%

MONEY MARKET FUND:
Travelers Money Market Portfolio	0.48%	0.48%	2.84%	3.33%	3.04%

The following performance information represents the percentage change in the value of an accumulation unit of the underlying investment options for the periods indicated, and reflects all expenses of the underlying funds, as well as the guaranteed maximum 0.80% mortality and expense risk charge and the 0.10% administrative expense charge assessed against amounts allocated to the underlying funds. The rates of return do not reflect the 2.5%front-end sales charge (reduced to 2.0% for face amounts at or greater than $500,000 but less than $1 million and waived for face amounts of $1 million and above) or the 2.5% state premium tax charge (both of which are deducted from premium payments) nor do they reflect surrender charges or monthly deduction amounts, including cost of insurance charges.

______________

(1)	An investment in Money Market Portfolio is neither insured nor guaranteed by the United States Government. There is no assurance that a stable $1.00 value will be maintained.

8

TRAVELERS VARIABLE LIFE
AVERAGE ANNUAL RETURNS THROUGH 12/31/2002

INVESTMENT OPTIONS	YTD	1 YEAR	3 YEAR	5 YEAR	10 YEAR

DOMESTIC STOCK FUNDS:
AIM Capital Appreciation Portfolio	-24.52%	-24.52%	-20.25%	-3.50%	—
Alliance Growth Portfolio	-34.14%	-34.14%	-22.86%	-5.10%	—
AllianceBernstein Premier Growth Portfolio — Class B	-31.43%	-31.43%	-22.60%	-2.28%	8.31%
American Funds Growth Fund — Class 2	-25.09%	-25.09%	-14.28%	5.67%	11.10%
American Funds Growth — Income Fund — Class 2	-19.03%	-19.03%	-4.12%	2.62%	9.39%
Ayco Growth Fund	-29.90%	-29.90%	—	—	—
Capital Appreciation Fund (Janus)	-25.72%	-25.72%	-24.99%	0.57%	9.05%
Dreyfus VIF Small Cap Portfolio	-19.81%	-19.81%	-5.69%	-0.38%	11.61%
Equity Income Portfolio (Fidelity)	-14.67%	-14.67%	-5.08%	-0.18%	—
Fidelity VIP II Contrafund Portfolio — Service Class	-10.19%	-10.19%	-10.29%	2.75%	—
Franklin Small Cap Fund — Class 2	-29.29%	-29.29%	-21.05%	—	—
Janus Aspen Series Mid Cap Growth Port—Service Shares	-28.73%	-28.73%	-33.88%	-2.99%	—
Large Cap Portfolio (Fidelity)	-23.45%	-23.45%	-18.95%	-1.72%	—
MFS Mid Cap Growth Portfolio	-49.26%	-49.26%	-25.31%	—	—
Pioneer Mid-Cap Value VCT Portfolio — Class II Shares	-12.13%	-12.13%	2.38%	2.75%	—
Putnam VT Small Cap Value Fund — Class IB Shares	-18.96%	-18.96%	5.42%	—	—
Scudder VIT Small Cap Index Fund	-21.26%	-21.26%	-8.75%	-2.57%	—
Smith Barney Aggressive Growth Portfolio	-33.21%	-33.21%	-10.00%	—	—
Smith Barney Equity Index Portfolio — Class I	-22.83%	-22.83%	-15.36%	-1.54%	8.57%
Smith Barney Fundamental Value Portfolio	-21.97%	-21.97%	-4.33%	1.96%	—
Smith Barney Large Cap Growth Portfolio	-25.41%	-25.41%	-15.79%	—	—
Smith Barney Large Cap Value Portfolio	-26.05%	-26.05%	-8.93%	-3.98%	—
Van Kampen LIT Emerging Growth Portfolio	-33.06%	-33.06%	-25.99%	2.29%	—

INTERNATIONAL STOCK FUNDS:
American Funds Global Growth Fund — Class 2	-15.36%	-15.36%	-16.64%	4.47%	—
Credit Suisse Emerging Markets Portfolio	-12.31%	-12.31%	-18.90%	-4.42%	—
Janus Aspen Series Global Technology Port—Service Shares	-41.43%	-41.43%	—	—	—
Janus Aspen Series Worldwide Growth Port—Service Shares	-26.34%	-26.34%	-22.19%	-0.37%	—
Putnam VT International Equity Fund — Class IB Shares	-18.37%	-18.37%	-16.59%	1.58%	—
Scudder VIT EAFE Equity Index Fund	-22.26%	-22.26%	-21.70%	-6.05%	—

BOND FUNDS:
PIMCO Total Return Portfolio	8.14%	8.14%	8.42%	6.24%	—
Putnam Diversified Income Portfolio	4.99%	4.99%	2.33%	1.41%	—
Smith Barney High Income Portfolio	-4.07%	-4.07%	-5.84%	-3.29%	—
Travelers Convertible Securities Portfolio	-7.78%	-7.78%	0.39%	—	—
Travelers U.S. Government Securities Portfolio	12.67%	12.67%	10.27%	6.85%	6.97%

BALANCED FUNDS:
MFS Total Return Portfolio	-6.06%	-6.06%	2.51%	3.95%	—
Travelers Managed Assets Trust	-9.37%	-9.37%	-5.94%	2.56%	7.38%

MONEY MARKET FUND:
Travelers Money Market Portfolio	0.53%	0.53%	2.89%	3.38%	3.09%
9

The following performance information represents the percentage change in the value of an accumulation unit of the underlying investment options for the periods indicated, and reflects all expenses of the underlying funds, as well as the guaranteed maximum 0.85% mortality and expense risk charge assessed against amounts allocated to the underlying funds. The rates of return do not reflect the 1.5% front-end sales charge (waived for face amounts of $5 million and above), the 2.25% premium tax charge, or the 1.25% DAC charge (which are deducted from premium payments) nor do they reflect surrender charges or monthly deduction amounts, including cost of insurance charges. These charges would significantly reduce the average annual return reflected.

______________

(1)	An investment in Money Market Portfolio is neither insured nor guaranteed by the United States Government. There is no assurance that a stable $1.00 value will be maintained.

10

TRAVELERS VARIABLE LIFE ACCUMULATOR
AVERAGE ANNUAL RETURNS THROUGH 12/31/2002

INVESTMENT OPTIONS	YTD	1 YEAR	3 YEAR	5 YEAR	10 YEAR

DOMESTIC STOCK FUNDS:
AIM Capital Appreciation Portfolio	-24.37%	-24.37%	-20.09%	-3.31%	—
Alliance Growth Portfolio	-34.01%	-34.01%	-22.70%	-4.91%	—
AllianceBernstein Premier Growth Portfolio — Class B	-31.29%	-31.29%	-22.44%	-2.09%	8.52%
American Funds Growth Fund — Class 2	-24.94%	-24.94%	-14.10%	5.89%	11.33%
American Funds Growth — Income Fund — Class 2	-18.87%	-18.87%	-3.93%	2.83%	9.61%
Ayco Growth Fund	-29.76%	-29.76%	—	—	—
Capital Appreciation Fund (Janus)	-25.57%	-25.57%	-24.84%	0.77%	9.27%
Dreyfus VIF Small Cap Portfolio	-19.65%	-19.65%	-5.50%	-0.18%	11.83%
Equity Income Portfolio (Fidelity)	-14.50%	-14.50%	-4.89%	0.02%	—
Fidelity VIP II Contrafund Portfolio — Service Class	-10.01%	-10.01%	-10.11%	2.96%	—
Franklin Small Cap Fund — Class 2	-29.15%	-29.15%	-20.90%	—	—
Janus Aspen Series Mid Cap Growth Portfolio — Service Shares	-28.59%	-28.59%	-33.74%	-2.79%	—
Large Cap Portfolio (Fidelity)	-23.29%	-23.29%	-18.79%	-1.52%	—
MFS Mid Cap Growth Portfolio	-49.16%	-49.16%	-25.16%	—	—
Pioneer Mid—Cap Value VCT Portfolio — Class II Shares	-11.95%	-11.95%	2.58%	2.96%	—
Putnam VT Small Cap Value Fund — Class IB Shares	-18.80%	-18.80%	5.63%	—	—
Scudder VIT Small Cap Index Fund	-21.10%	-21.10%	-8.57%	-2.37%	—
Smith Barney Aggressive Growth Portfolio	-33.08%	-33.08%	-9.81%	—	—
Smith Barney Equity Index Portfolio — Class I	-22.67%	-22.67%	-15.19%	-1.34%	8.79%
Smith Barney Fundamental Value Portfolio	-21.81%	-21.81%	-4.14%	2.17%	—
Smith Barney Large Cap Growth Portfolio	-25.25%	-25.25%	-15.62%	—	—
Smith Barney Large Cap Value Portfolio	-25.90%	-25.90%	-8.74%	-3.79%	—
Van Kampen LIT Emerging Growth Portfolio	-32.92%	-32.92%	-25.84%	2.49%	—
INTERNATIONAL STOCK FUNDS:
American Funds Global Growth Fund — Class 2	-15.19%	-15.19%	-16.47%	4.69%	—
Credit Suisse Emerging Markets Portfolio	-12.14%	-12.14%	-18.74%	-4.23%	—
Janus Aspen Series Global Technology Port—Service Shares	-41.31%	-41.31%	—	—	—
Janus Aspen Series Worldwide Growth Port—Service Shares	-26.19%	-26.19%	-22.03%	-0.18%	—
Putnam VT International Equity Fund — Class IB Shares	-18.20%	-18.20%	-16.43%	1.78%	—
Scudder VIT EAFE Equity Index Fund	-22.10%	-22.10%	-21.54%	-5.86%	—
BOND FUNDS:
PIMCO Total Return Portfolio	8.36%	8.36%	8.64%	6.45%	—
Putnam Diversified Income Portfolio	5.20%	5.20%	2.54%	1.61%	—
Smith Barney High Income Portfolio	-3.87%	-3.87%	-5.65%	-3.10%	—
Travelers Convertible Securities Portfolio	-7.60%	-7.60%	0.59%	—	—
Travelers U.S. Government Securities Portfolio	12.89%	12.89%	10.49%	7.07%	7.18%
BALANCED FUNDS:
MFS Total Return Portfolio	-5.88%	-5.88%	2.71%	4.16%	—
Travelers Managed Assets Trust	-9.19%	-9.19%	-5.75%	2.77%	7.60%
MONEY MARKET FUND:
Travelers Money Market Portfolio	0.73%	0.73%	3.09%	3.59%	3.30%
11

The following performance information represents the percentage change in the value of an accumulation unit of the underlying investment options for the periods indicated, and reflects all expense of the underlying funds, as well as the guaranteed maximum 0.65% mortality and expense risk charge assessed against amounts allocated to the underlying funds. The rates of return do not reflect the 2.5% front-end sales charge (waived for face amounts of $5 million and above), the 2.25% premium tax charge, or the 1.25% DAC charge (which are deducted from premium payments) nor do they reflect surrender charges or monthly deduction amounts, including cost of insurance charges. These charges would significantly reduce the average annual return reflected.

______________

(1)	An investment in Money Market Portfolio is neither insured nor guaranteed by the United States Government. There is no assurance that a stable $1.00 value will be maintained.

12

VARIABLE SURVIVORSHIP LIFE
AVERAGE ANNUAL RETURNS AS OF 12/31/2002

INVESTMENT OPTIONS	YTD	1 YEAR	3 YEAR	5 YEAR	10 YEAR

STOCK FUNDS:
AIM Capital Appreciation Portfolio	-24.56%	-24.56%	-20.29%	-3.55%	—
Alliance Growth Portfolio	-34.17%	-34.17%	-22.89%	-5.15%	—
Ayco Growth Fund	-29.94%	-29.94%	—	—	—
Capital Appreciation Fund (Janus)	-25.76%	-25.76%	-25.03%	0.52%	9.00%
Dreyfus Stock Index Fund	-23.06%	-23.06%	-15.55%	-1.77%	7.93%
Fidelity VIP Equity Income Portfolio — Initial Class	-17.69%	-17.69%	-5.90%	-0.59%	8.79%
Fidelity VIP Growth Portfolio — Initial Class	-30.73%	-30.73%	-20.68%	-1.25%	7.46%
Janus Aspen Series Mid Cap Growth Port—Service Shares	-28.76%	-28.76%	-33.91%	-3.04%	—
Janus Aspen Series Global Technology Port—Service Shares	-41.46%	-41.46%	—	—	—
Janus Aspen Series Worldwide Growth Port—Service Shares	-26.37%	-26.37%	-22.23%	-0.43%	—
Scudder VIT EAFE Equity Index Fund	-22.30%	-22.30%	-21.74%	-6.09%	—
Scudder VIT Small Cap Index Fund	-21.30%	-21.30%	-8.80%	-2.62%	—
Smith Barney Equity Index Portfolio — Class I	-22.87%	-22.87%	-15.40%	-1.59%	8.51%
Smith Barney Fundamental Value Return Portfolio	-22.01%	-22.01%	-4.38%	1.91%	—
Smith Barney Large Cap Growth Portfolio	-25.44%	-25.44%	-15.83%	—	—
Smith Barney Large Cap Value Portfolio	-26.08%	-26.08%	-8.97%	-4.03%	—
Templeton Growth Securities Fund — Class 1	-19.05%	-19.05%	-5.43%	1.66%	8.83%
Pioneer Fund Portfolio	-30.84%	-30.84%	-13.37%	-5.48%	—

BOND FUNDS:
Fidelity VIP High Income Portfolio — Initial Class	2.52%	2.52%	-11.67%	-6.88%	2.54%
Putnam Diversified Income Portfolio	4.94%	4.94%	2.28%	1.36%	—
Smith Barney High Income Portfolio	-4.11%	-4.11%	-5.88%	-3.34%	—
Travelers U.S. Government Securities Portfolio	12.61%	12.61%	10.22%	6.80%	6.91%
Travelers Zero Coupon Bond Fund — Series 2005	9.79%	9.79%	9.40%	6.43%	—

BALANCED FUNDS:
Fidelity VIP II Asset Manager Portfolio — Initial Class	-9.55%	-9.55%	-6.45%	0.54%	6.08%
MFS Total Return Portfolio	-6.11%	-6.11%	2.46%	3.90%	—
Travelers Managed Assets Trust	-9.42%	-9.42%	-5.99%	2.51%	7.33%

MONEY MARKET FUND:
Travelers Money Market Portfolio	0.48%	0.48%	2.84%	3.33%	3.04%

The following performance information represents the percentage change in the value of an accumulation unit of the underlying investment options for the periods indicated, and reflects all expenses of the underlying funds, as well as the guaranteed maximum 0.80% mortality and expenses risk charge and the 0.10% administrative expense charge assessed against amounts allocated to the underlying funds. The rates of return do not reflect any front-end sales charge or state premium tax charge (both of which are deducted from premium payments) nor do they reflect surrender charges or monthly deduction amounts, including the cost of insurance charges.

______________

(1)	An investment in Money Market Portfolio is neither insured nor guaranteed by the United States Government. There is no assurance that a stable $1.00 value will be maintained.

13

VARIABLE SURVIVORSHIP LIFE II
AVERAGE ANNUAL RETURNS THROUGH 12/31/2002

UNDERLYING INVESTMENT OPTIONS	YTD	1 YEAR	3 YEAR	5 YEAR	10 YEAR

DOMESTIC STOCK FUNDS:
AIM Capital Appreciation Portfolio	-24.56%	-24.56%	-20.29%	-3.55%	—
Alliance Growth Portfolio	-34.17%	-34.17%	-22.89%	-5.15%	—
AllianceBernstein Premier Growth Portfolio — Class B	-31.46%	-31.46%	-22.64%	-2.33%	8.26%
American Funds Growth Fund — Class 2	-25.13%	-25.13%	-14.32%	5.62%	11.06%
American Funds Growth — Income Fund — Class 2	-19.08%	-19.08%	-4.17%	2.57%	9.34%
Ayco Growth Fund	-29.94%	-29.94%	—	—	—
Capital Appreciation Fund (Janus)	-25.76%	-25.76%	-25.03%	0.52%	9.00%
Dreyfus VIF Small Cap Portfolio	-19.85%	-19.85%	-5.74%	-0.43%	11.55%
Equity Income Portfolio (Fidelity)	-14.71%	-14.71%	-5.13%	-0.23%	—
Fidelity VIP II Contrafund Portfolio — Service Class	-10.24%	-10.24%	-10.33%	2.70%	—
Franklin Small Cap Fund — Class 2	-29.32%	-29.32%	-21.09%	—	—
Janus Aspen Series Mid Cap Growth Port—Service Shares	-28.76%	-28.76%	-33.91%	-3.04%	—
Large Cap Portfolio (Fidelity)	-23.48%	-23.48%	-18.99%	-1.77%	—
MFS Mid Cap Growth Portfolio	-49.29%	-49.29%	-25.34%	—	—
Pioneer Mid—Cap Value VCT Portfolio — Class II Shares	-12.17%	-12.17%	2.33%	2.70%	—
Putnam VT Small Cap Value Fund — Class IB Shares	-19.00%	-19.00%	5.37%	—	—
Scudder VIT Small Cap Index Fund	-21.30%	-21.30%	-8.80%	-2.62%	—
Smith Barney Aggressive Growth Portfolio	-33.24%	-33.24%	-10.04%	—	—
Smith Barney Equity Index Portfolio — Class I	-22.87%	-22.87%	-15.40%	-1.59%	8.51%
Smith Barney Fundamental Value Portfolio	-22.01%	-22.01%	-4.38%	1.91%	—
Smith Barney Large Cap Growth Portfolio	-25.44%	-25.44%	-15.83%	—	—
Smith Barney Large Cap Value Portfolio	-26.08%	-26.08%	-8.97%	-4.03%	—
Van Kampen LIT Emerging Growth Portfolio	-33.09%	-33.09%	-26.03%	2.24%	—

INTERNATIONAL STOCK FUNDS:
American Funds Global Growth Fund — Class 2	-15.40%	-15.40%	-16.68%	4.42%	—
Credit Suisse Emerging Markets Portfolio	-12.36%	-12.36%	-18.94%	-4.47%	—
Janus Aspen Series Global Technology Port—Service Shares	-41.46%	-41.46%	—	—	—
Janus Aspen Series Worldwide Growth Port—Service Shares	-26.37%	-26.37%	-22.23%	-0.42%	—
Putnam VT International Equity Fund — Class IB Shares	-18.41%	-18.41%	-16.64%	1.53%	—
Scudder VIT EAFE Equity Index Fund	-22.30%	-22.30%	-21.74%	-6.09%	—

BOND FUNDS:
PIMCO Total Return Portfolio	8.09%	8.09%	8.37%	6.19%	—
Putnam Diversified Income Portfolio	4.94%	4.94%	2.28%	1.36%	—
Smith Barney High Income Portfolio	-4.11%	-4.11%	-5.88%	-3.34%	—
Travelers Convertible Securities Portfolio	-7.83%	-7.83%	0.34%	—	—
Travelers U.S. Government Securities Portfolio	12.61%	12.61%	10.22%	6.80%	6.91%

BALANCED FUNDS:
MFS Total Return Portfolio	-6.11%	-6.11%	2.46%	3.90%	—
Travelers Managed Assets Trust	-9.42%	-9.42%	-5.99%	2.51%	7.33%

MONEY MARKET FUND:
Travelers Money Market Portfolio	0.48%	0.48%	2.84%	3.33%	3.04%
14

The following performance information represents the percentage change in the value of an accumulation unit of the underlying investment options for the periods indicated, and reflects all expenses of the underlying funds, as well as the guaranteed maximum 0.80% mortality and expenses risk charge and the 0.10% administrative expense charge assessed against amounts allocated to the underlying funds. The rates of return do not reflect front-end sales charge, the 2.25% state premium tax charge (both of which are deducted from premium payments), or the 1.25% DAC charge, nor do they reflect surrender charges or monthly deduction amounts, including cost of insurance charges. These charges would significantly reduce the average annual return reflected.

______________

(1)	An investment in Money Market Portfolio is neither insured nor guaranteed by the United States Government. There is no assurance that a stable $1.00 value will be maintained.

15

FINANCIAL STATEMENTS

The financial statements of the Travelers Insurance Company and The Travelers Fund UL for Variable Life Insurance follow this page of the SAI. The financial statements of The Company only bear on the Company’s ability to meet its obligations under the Contracts and should not be considered as bearing on the investment performance of the Separate Account.

EXPERTS

Actuarial Expert. Actuarial matters have been examined by Larry Segal, an actuary of the Company, whose opinion has been filed as an exhibit to the registration statement.

16

The Travelers Insurance Company
One Cityplace
Hartford, Connecticut 06103-3415

L-11843S	May 2003

ANNUAL REPORT
DECEMBER 31, 2002

                           THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

[LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Cityplace
Hartford, CT 06103

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002

                                     CAPITAL APPRECIATION   DREYFUS STOCK INDEX     HIGH YIELD BOND
                                             FUND                  FUND                  TRUST         MANAGED ASSETS TRUST
                                     --------------------   -------------------     ---------------    --------------------
ASSETS:
  Investments at market value:            $8,387,598            $7,498,323            $  112,055            $2,884,215

  Receivables:
    Dividends ................                    --                    --                    --                    --
                                          ----------            ----------            ----------            ----------

      Total Assets ...........             8,387,598             7,498,323               112,055             2,884,215
                                          ----------            ----------            ----------            ----------

LIABILITIES:
  Payables:
    Insurance charges ........                   672                   626                     8                   214
    Administrative fees ......                    60                    67                    --                    11
  Other liabilities ..........                    --                    --                    --                    --
                                          ----------            ----------            ----------            ----------

      Total Liabilities ......                   732                   693                     8                   225
                                          ----------            ----------            ----------            ----------

NET ASSETS:                               $8,386,866            $7,497,630            $  112,047            $2,883,990
                                          ==========            ==========            ==========            ==========

                        See Notes to Financial Statements
                                      -1-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2002

                                          MONEY MARKET         PREMIER GROWTH      GLOBAL GROWTH FUND -
                                           PORTFOLIO         PORTFOLIO - CLASS B          CLASS 2         GROWTH FUND - CLASS 2
                                          ------------       -------------------   --------------------   ---------------------
ASSETS:
  Investments at market value:            $12,662,117            $    82,363            $    84,137            $   318,082

  Receivables:
    Dividends ................                  4,459                     --                     --                     --
                                          -----------            -----------            -----------            -----------

      Total Assets ...........             12,666,576                 82,363                 84,137                318,082
                                          -----------            -----------            -----------            -----------

LIABILITIES:
  Payables:
    Insurance charges ........                  1,079                      8                      8                     26
    Administrative fees ......                     93                     --                     --                      1
  Other liabilities ..........                     12                     --                     --                     --
                                          -----------            -----------            -----------            -----------

      Total Liabilities ......                  1,184                      8                      8                     27
                                          -----------            -----------            -----------            -----------

NET ASSETS:                               $12,665,392            $    82,355            $    84,129            $   318,055
                                          ===========            ===========            ===========            ===========

                        See Notes to Financial Statements
                                      -2-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2002

                                      GROWTH-INCOME FUND                      CITISTREET DIVERSIFIED
                                          - CLASS 2        AYCO GROWTH FUND     BOND FUND - CLASS I
                                      ------------------   ----------------   ----------------------
ASSETS:
  Investments at market value:            $387,042             $ 41,883              $ 17,159

  Receivables:
    Dividends ................                  --                   --                    --
                                          --------             --------              --------

      Total Assets ...........             387,042               41,883                17,159
                                          --------             --------              --------

LIABILITIES:
  Payables:
    Insurance charges ........                  34                    4                     1
    Administrative fees ......                   1                   --                    --
  Other liabilities ..........                  --                   --                    --
                                          --------             --------              --------

      Total Liabilities ......                  35                    4                     1
                                          --------             --------              --------

NET ASSETS:                               $387,007             $ 41,879              $ 17,158
                                          ========             ========              ========

                                           CITISTREET       CITISTREET LARGE    CITISTREET SMALL
                                      INTERNATIONAL STOCK  COMPANY STOCK FUND  COMPANY STOCK FUND
                                         FUND - CLASS I        - CLASS I           - CLASS I
                                      -------------------  ------------------  ------------------
ASSETS:
  Investments at market value:              $ 64,183            $ 26,398            $245,092

  Receivables:
    Dividends ................                    --                  --                  --
                                            --------            --------            --------

      Total Assets ...........                64,183              26,398             245,092
                                            --------            --------            --------

LIABILITIES:
  Payables:
    Insurance charges ........                     4                   2                  16
    Administrative fees ......                    --                  --                  --
  Other liabilities ..........                    --                  --                  --
                                            --------            --------            --------

      Total Liabilities ......                     4                   2                  16
                                            --------            --------            --------

NET ASSETS:                                 $ 64,179            $ 26,396            $245,076
                                            ========            ========            ========

                        See Notes to Financial Statements
                                      -3-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2002

                                       CREDIT SUISSE
                                      EMERGING MARKETS    EAFE(R) EQUITY INDEX                        SMALL CAP PORTFOLIO -
                                         PORTFOLIO                FUND          SMALL CAP INDEX FUND     INITIAL SHARES
                                      ----------------    --------------------  --------------------  ---------------------
ASSETS:
  Investments at market value:            $ 15,520              $237,044              $569,831              $258,945

  Receivables:
    Dividends ................                  --                    --                    --                    --
                                          --------              --------              --------              --------

      Total Assets ...........              15,520               237,044               569,831               258,945
                                          --------              --------              --------              --------

LIABILITIES:
  Payables:
    Insurance charges ........                   1                    20                    50                    22
    Administrative fees ......                  --                     2                     5                    --
  Other liabilities ..........                  --                    --                    --                    --
                                          --------              --------              --------              --------

      Total Liabilities ......                   1                    22                    55                    22
                                          --------              --------              --------              --------

NET ASSETS:                               $ 15,519              $237,022              $569,776              $258,923
                                          ========              ========              ========              ========

                        See Notes to Financial Statements
                                      -4-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2002

                                                              TEMPLETON GLOBAL     TEMPLETON GLOBAL
                                      FRANKLIN SMALL CAP   ASSET ALLOCATION FUND  INCOME SECURITIES
                                        FUND - CLASS 2          - CLASS 1           FUND - CLASS 1
                                      ------------------   ---------------------  -----------------
ASSETS:
  Investments at market value:            $   84,279            $3,393,046            $  714,416

  Receivables:
    Dividends ................                    --                    --                    --
                                          ----------            ----------            ----------

      Total Assets ...........                84,279             3,393,046               714,416
                                          ----------            ----------            ----------

LIABILITIES:
  Payables:
    Insurance charges ........                     8                   255                    57
    Administrative fees ......                    --                    16                     5
  Other liabilities ..........                    --                    --                    --
                                          ----------            ----------            ----------

      Total Liabilities ......                     8                   271                    62
                                          ----------            ----------            ----------

NET ASSETS:                               $   84,271            $3,392,775            $  714,354
                                          ==========            ==========            ==========

                                      TEMPLETON GROWTH
                                      SECURITIES FUND -   EQUITY INDEX PORTFOLIO   FUNDAMENTAL VALUE
                                            CLASS 1          - CLASS I SHARES         PORTFOLIO
                                      -----------------   ----------------------   ------------------
ASSETS:
  Investments at market value:            $8,560,809            $2,279,595            $2,571,604

  Receivables:
    Dividends ................                    --                    --                    --
                                          ----------            ----------            ----------

      Total Assets ...........             8,560,809             2,279,595             2,571,604
                                          ----------            ----------            ----------

LIABILITIES:
  Payables:
    Insurance charges ........                   664                   209                   218
    Administrative fees ......                    52                     2                    20
  Other liabilities ..........                    --                    --                    --
                                          ----------            ----------            ----------

      Total Liabilities ......                   716                   211                   238
                                          ----------            ----------            ----------

NET ASSETS:                               $8,560,093            $2,279,384            $2,571,366
                                          ==========            ==========            ==========

                        See Notes to Financial Statements
                                      -5-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2002

                                     AGGRESSIVE GROWTH      GLOBAL TECHNOLOGY     WORLDWIDE GROWTH
                                    PORTFOLIO - SERVICE    PORTFOLIO - SERVICE   PORTFOLIO - SERVICE   TOTAL RETURN PORTFOLIO
                                           SHARES                SHARES                SHARES          - ADMINISTRATIVE CLASS
                                    -------------------    -------------------   -------------------   ----------------------
ASSETS:
  Investments at market value:            $182,343              $ 88,326              $244,793                $609,640

  Receivables:
    Dividends ................                  --                    --                    --                      --
                                          --------              --------              --------                --------

      Total Assets ...........             182,343                88,326               244,793                 609,640
                                          --------              --------              --------                --------

LIABILITIES:
  Payables:
    Insurance charges ........                  15                     7                    22                      53
    Administrative fees ......                   1                     1                     2                       2
  Other liabilities ..........                  --                    --                    --                      --
                                          --------              --------              --------                --------

      Total Liabilities ......                  16                     8                    24                      55
                                          --------              --------              --------                --------

NET ASSETS:                               $182,327              $ 88,318              $244,769                $609,585
                                          ========              ========              ========                ========

                        See Notes to Financial Statements
                                      -6-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2002

                                                                 PUTNAM VT
                                       PIONEER MID-CAP      INTERNATIONAL GROWTH   PUTNAM VT SMALL CAP
                                    VALUE VCT PORTFOLIO -      FUND - CLASS IB     VALUE FUND - CLASS IB
                                       CLASS II SHARES             SHARES                 SHARES
                                    ---------------------   --------------------   ---------------------
ASSETS:
  Investments at market value:             $ 42,328               $116,443               $ 51,820

  Receivables:
    Dividends ................                   --                     --                     --
                                           --------               --------               --------

      Total Assets ...........               42,328                116,443                 51,820
                                           --------               --------               --------

LIABILITIES:
  Payables:
    Insurance charges ........                    2                     10                      5
    Administrative fees ......                   --                     --                     --
  Other liabilities ..........                   --                     --                     --
                                           --------               --------               --------

      Total Liabilities ......                    2                     10                      5
                                           --------               --------               --------

NET ASSETS:                                $ 42,326               $116,433               $ 51,815
                                           ========               ========               ========

                                    PUTNAM VT VOYAGER
                                    II FUND - CLASS IB   CONVERTIBLE SECURITIES    EQUITY INCOME
                                          SHARES               PORTFOLIO            PORTFOLIO
                                    ------------------   ----------------------    -------------
ASSETS:
  Investments at market value:           $ 11,582               $ 41,182             $349,073

  Receivables:
    Dividends ................                 --                     --                   --
                                         --------               --------             --------

      Total Assets ...........             11,582                 41,182              349,073
                                         --------               --------             --------

LIABILITIES:
  Payables:
    Insurance charges ........                  1                      4                   30
    Administrative fees ......                 --                     --                   --
  Other liabilities ..........                 --                     --                   --
                                         --------               --------             --------

      Total Liabilities ......                  1                      4                   30
                                         --------               --------             --------

NET ASSETS:                              $ 11,581               $ 41,178             $349,043
                                         ========               ========             ========

                        See Notes to Financial Statements
                                      -7-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2002

                                                                                     ZERO COUPON BOND
                                                              MFS MID CAP GROWTH   FUND PORTFOLIO SERIES     U.S. GOVERNMENT
                                      LARGE CAP PORTFOLIO         PORTFOLIO                 2005           SECURITIES PORTFOLIO
                                      -------------------     ------------------   ---------------------   --------------------
ASSETS:
  Investments at market value:             $   61,782             $   85,219             $2,338,411             $3,670,483

  Receivables:
    Dividends ................                     --                     --                     --                     --
                                           ----------             ----------             ----------             ----------

      Total Assets ...........                 61,782                 85,219              2,338,411              3,670,483
                                           ----------             ----------             ----------             ----------

LIABILITIES:
  Payables:
    Insurance charges ........                      5                      8                    167                    297
    Administrative fees ......                     --                     --                      6                     26
  Other liabilities ..........                     --                     --                     --                     --
                                           ----------             ----------             ----------             ----------

      Total Liabilities ......                      5                      8                    173                    323
                                           ----------             ----------             ----------             ----------

NET ASSETS:                                $   61,777             $   85,211             $2,338,238             $3,670,160
                                           ==========             ==========             ==========             ==========

                        See Notes to Financial Statements
                                      -8-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2002

                                                                  AIM CAPITAL         ALLIANCE GROWTH
                                      UTILITIES PORTFOLIO    APPRECIATION PORTFOLIO       PORTFOLIO
                                      -------------------    ----------------------   ---------------
ASSETS:
  Investments at market value:             $  259,186             $2,312,439             $5,133,675

  Receivables:
    Dividends ................                     --                     --                     --
                                           ----------             ----------             ----------

      Total Assets ...........                259,186              2,312,439              5,133,675
                                           ----------             ----------             ----------

LIABILITIES:
  Payables:
    Insurance charges ........                     20                    200                    435
    Administrative fees ......                      2                     22                     47
  Other liabilities ..........                     --                     --                     --
                                           ----------             ----------             ----------

      Total Liabilities ......                     22                    222                    482
                                           ----------             ----------             ----------

NET ASSETS:                                $  259,164             $2,312,217             $5,133,193
                                           ==========             ==========             ==========

                                                                                       SMITH BARNEY
                                       MFS TOTAL RETURN      PUTNAM DIVERSIFIED      AGGRESSIVE GROWTH
                                           PORTFOLIO          INCOME PORTFOLIO           PORTFOLIO
                                       ----------------      ------------------      -----------------
ASSETS:
  Investments at market value:            $4,887,364             $  255,152             $  445,050

  Receivables:
    Dividends ................                    --                     --                     --
                                          ----------             ----------             ----------

      Total Assets ...........             4,887,364                255,152                445,050
                                          ----------             ----------             ----------

LIABILITIES:
  Payables:
    Insurance charges ........                   419                     21                     39
    Administrative fees ......                    40                      1                     --
  Other liabilities ..........                    --                     --                     --
                                          ----------             ----------             ----------

      Total Liabilities ......                   459                     22                     39
                                          ----------             ----------             ----------

NET ASSETS:                               $4,886,905             $  255,130             $  445,011
                                          ==========             ==========             ==========

                        See Notes to Financial Statements
                                      -9-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2002

                                                                 SMITH BARNEY                               SMITH BARNEY LARGE
                                        SMITH BARNEY HIGH    INTERNATIONAL ALL CAP  SMITH BARNEY LARGE    CAPITALIZATION GROWTH
                                        INCOME PORTFOLIO       GROWTH PORTFOLIO     CAP VALUE PORTFOLIO         PORTFOLIO
                                        -----------------    ---------------------  -------------------   ---------------------
ASSETS:
  Investments at market value:             $  649,407             $   16,135             $1,441,733             $  384,574

  Receivables:
    Dividends ................                     --                     --                     --                     --
                                           ----------             ----------             ----------             ----------

      Total Assets ...........                649,407                 16,135              1,441,733                384,574
                                           ----------             ----------             ----------             ----------

LIABILITIES:
  Payables:
    Insurance charges ........                     56                      1                    123                     34
    Administrative fees ......                      5                     --                     12                      2
  Other liabilities ..........                     --                     --                     --                     --
                                           ----------             ----------             ----------             ----------

      Total Liabilities ......                     61                      1                    135                     36
                                           ----------             ----------             ----------             ----------

NET ASSETS:                                $  649,346             $   16,134             $1,441,598             $  384,538
                                           ==========             ==========             ==========             ==========

                        See Notes to Financial Statements
                                      -10-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2002

                                         EMERGING GROWTH
                                       PORTFOLIO - CLASS I       EQUITY INCOME         GROWTH PORTFOLIO -
                                             SHARES         PORTFOLIO - INITIAL CLASS    INITIAL CLASS
                                       -------------------  -------------------------  ------------------
ASSETS:
  Investments at market value:             $   63,063              $9,491,303              $9,240,650

  Receivables:
    Dividends ................                     --                      --                      --
                                           ----------              ----------              ----------

      Total Assets ...........                 63,063               9,491,303               9,240,650
                                           ----------              ----------              ----------

LIABILITIES:
  Payables:
    Insurance charges ........                      5                     744                     719
    Administrative fees ......                     --                      61                      56
  Other liabilities ..........                     --                      --                      --
                                           ----------              ----------              ----------

      Total Liabilities ......                      5                     805                     775
                                           ----------              ----------              ----------

NET ASSETS:                                $   63,058              $9,490,498              $9,239,875
                                           ==========              ==========              ==========

                                                                                             CONTRAFUND(R)
                                       HIGH INCOME PORTFOLIO        ASSET MANAGER        PORTFOLIO - SERVICE
                                         - INITIAL CLASS      PORTFOLIO - INITIAL CLASS         CLASS
                                       ---------------------  -------------------------  --------------------
ASSETS:
  Investments at market value:              $1,718,851               $3,644,430               $  116,244

  Receivables:
    Dividends ................                      --                       --                       --
                                            ----------               ----------               ----------

      Total Assets ...........               1,718,851                3,644,430                  116,244
                                            ----------               ----------               ----------

LIABILITIES:
  Payables:
    Insurance charges ........                     134                      264                       10
    Administrative fees ......                      10                       10                       --
  Other liabilities ..........                      --                       --                       --
                                            ----------               ----------               ----------

      Total Liabilities ......                     144                      274                       10
                                            ----------               ----------               ----------

NET ASSETS:                                 $1,718,707               $3,644,156               $  116,234
                                            ==========               ==========               ==========

                        See Notes to Financial Statements
                                      -11-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2002

                                             COMBINED
                                           -----------
ASSETS:
  Investments at market value:             $99,448,417

  Receivables:
    Dividends ................                   4,459
                                           -----------

      Total Assets ...........              99,452,876
                                           -----------

LIABILITIES:
  Payables:
    Insurance charges ........                   8,056
    Administrative fees ......                     641
  Other liabilities ..........                      12
                                           -----------

      Total Liabilities ......                   8,709
                                           -----------

NET ASSETS:                                $99,444,167
                                           ===========
                        See Notes to Financial Statements
                                      -12-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                  CAPITAL APPRECIATION   DREYFUS STOCK INDEX   HIGH YIELD BOND
                                                          FUND                  FUND                TRUST       MANAGED ASSETS TRUST
                                                  --------------------   -------------------   ---------------  --------------------
INVESTMENT INCOME:
  Dividends ...................................        $   165,786          $   122,395          $    16,222         $   267,269
                                                       -----------          -----------          -----------         -----------

EXPENSES:
  Insurance charges ...........................             76,118               71,306                  620              33,963
  Administrative fees .........................              6,917                7,634                   --               2,754
                                                       -----------          -----------          -----------         -----------

    Total expenses ............................             83,035               78,940                  620              36,717
                                                       -----------          -----------          -----------         -----------

      Net investment income (loss) ............             82,751               43,455               15,602             230,552
                                                       -----------          -----------          -----------         -----------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                 --                   --                   --              32,162
    Realized gain (loss) on sale of investments           (750,095)            (615,407)                (335)           (859,267)
                                                       -----------          -----------          -----------         -----------

      Realized gain (loss) ....................           (750,095)            (615,407)                (335)           (827,105)
                                                       -----------          -----------          -----------         -----------

    Change in unrealized gain (loss)
      on investments ..........................         (2,554,885)          (1,998,906)             (11,620)            (33,568)
                                                       -----------          -----------          -----------         -----------

  Net increase (decrease) in net assets
    resulting from operations .................        $(3,222,229)         $(2,570,858)         $     3,647         $  (630,121)
                                                       ===========          ===========          ===========         ===========

                        See Notes to Financial Statements
                                      -13-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                    MONEY MARKET      PREMIER GROWTH    GLOBAL GROWTH FUND -
                                                      PORTFOLIO    PORTFOLIO - CLASS B        CLASS 2         GROWTH FUND - CLASS 2
                                                    ------------   -------------------  --------------------  ---------------------
INVESTMENT INCOME:
  Dividends ...................................       $132,386           $     --            $    355               $     98
                                                      --------           --------            --------               --------

EXPENSES:
  Insurance charges ...........................         74,149                477                 418                  1,532
  Administrative fees .........................          6,156                 --                   9                     31
                                                      --------           --------            --------               --------

    Total expenses ............................         80,305                477                 427                  1,563
                                                      --------           --------            --------               --------

      Net investment income (loss) ............         52,081               (477)                (72)                (1,465)
                                                      --------           --------            --------               --------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................             --                 --                  --                     --
    Realized gain (loss) on sale of investments             --             (1,901)               (599)                (4,190)
                                                      --------           --------            --------               --------

      Realized gain (loss) ....................             --             (1,901)               (599)                (4,190)
                                                      --------           --------            --------               --------

    Change in unrealized gain (loss)
      on investments ..........................             --            (19,880)             (5,483)               (41,467)
                                                      --------           --------            --------               --------

  Net increase (decrease) in net assets
    resulting from operations .................       $ 52,081           $(22,258)           $ (6,154)              $(47,122)
                                                      ========           ========            ========               ========

                        See Notes to Financial Statements
                                      -14-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                      GROWTH-INCOME FUND                       CITISTREET DIVERSIFIED
                                                          - CLASS 2         AYCO GROWTH FUND     BOND FUND - CLASS I
                                                      ------------------    ----------------   ----------------------
INVESTMENT INCOME:
  Dividends ...................................            $  3,953             $    151              $    760
                                                           --------             --------              --------

EXPENSES:
  Insurance charges ...........................               1,924                  153                   105
  Administrative fees .........................                  66                   --                    --
                                                           --------             --------              --------

    Total expenses ............................               1,990                  153                   105
                                                           --------             --------              --------

      Net investment income (loss) ............               1,963                   (2)                  655
                                                           --------             --------              --------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                  --                   --                    --
    Realized gain (loss) on sale of investments              (3,193)                 (76)                   72
                                                           --------             --------              --------

      Realized gain (loss) ....................              (3,193)                 (76)                   72
                                                           --------             --------              --------

    Change in unrealized gain (loss)
      on investments ..........................             (47,385)              (1,236)                  669
                                                           --------             --------              --------

  Net increase (decrease) in net assets
    resulting from operations .................            $(48,615)            $ (1,314)             $  1,396
                                                           ========             ========              ========

                                                          CITISTREET           CITISTREET LARGE     CITISTREET SMALL
                                                      INTERNATIONAL STOCK      COMPANY STOCK FUND  COMPANY STOCK FUND
                                                         FUND - CLASS I             - CLASS I          - CLASS I
                                                      -------------------      ------------------  ------------------
INVESTMENT INCOME:
  Dividends ...................................             $    447             $    191               $  1,493
                                                            --------             --------               --------

EXPENSES:
  Insurance charges ...........................                  435                  187                  1,755
  Administrative fees .........................                   --                   --                     --
                                                            --------             --------               --------

    Total expenses ............................                  435                  187                  1,755
                                                            --------             --------               --------

      Net investment income (loss) ............                   12                    4                   (262)
                                                            --------             --------               --------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                2,433                   --                  1,373
    Realized gain (loss) on sale of investments               (3,267)             (11,949)               (13,882)
                                                            --------             --------               --------

      Realized gain (loss) ....................                 (834)             (11,949)               (12,509)
                                                            --------             --------               --------

    Change in unrealized gain (loss)
      on investments ..........................              (18,123)               3,399                (67,424)
                                                            --------             --------               --------

  Net increase (decrease) in net assets
    resulting from operations .................             $(18,945)            $ (8,546)              $(80,195)
                                                            ========             ========               ========

                        See Notes to Financial Statements
                                      -15-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                  CREDIT SUISSE
                                                 EMERGING MARKETS  EAFE(R) EQUITY INDEX                        SMALL CAP PORTFOLIO -
                                                    PORTFOLIO              FUND          SMALL CAP INDEX FUND     INITIAL SHARES
                                                 ----------------  --------------------  --------------------  ---------------------
INVESTMENT INCOME:
  Dividends ...................................     $      33            $   3,816             $   4,572             $      76
                                                    ---------            ---------             ---------             ---------

EXPENSES:
  Insurance charges ...........................            98                1,972                 3,880                 1,301
  Administrative fees .........................            --                  200                   339                    12
                                                    ---------            ---------             ---------             ---------

    Total expenses ............................            98                2,172                 4,219                 1,313
                                                    ---------            ---------             ---------             ---------

      Net investment income (loss) ............           (65)               1,644                   353                (1,237)
                                                    ---------            ---------             ---------             ---------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................            --                   --                   343                    --
    Realized gain (loss) on sale of investments          (133)              (8,121)              (28,525)               (3,330)
                                                    ---------            ---------             ---------             ---------

      Realized gain (loss) ....................          (133)              (8,121)              (28,182)               (3,330)
                                                    ---------            ---------             ---------             ---------

    Change in unrealized gain (loss)
      on investments ..........................        (1,853)             (55,290)             (120,294)              (38,870)
                                                    ---------            ---------             ---------             ---------

  Net increase (decrease) in net assets
    resulting from operations .................     $  (2,051)           $ (61,767)            $(148,123)            $ (43,437)
                                                    =========            =========             =========             =========

                        See Notes to Financial Statements
                                      -16-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                                 TEMPLETON GLOBAL       TEMPLETON GLOBAL
                                                       FRANKLIN SMALL CAP     ASSET ALLOCATION FUND     INCOME SECURITIES
                                                         FUND - CLASS 2             - CLASS 1            FUND - CLASS 1
                                                       ------------------     ---------------------     -----------------
INVESTMENT INCOME:
  Dividends ...................................            $       137             $    73,320             $     6,523
                                                           -----------             -----------             -----------

EXPENSES:
  Insurance charges ...........................                    437                  25,630                   4,471
  Administrative fees .........................                      9                   1,638                     418
                                                           -----------             -----------             -----------

    Total expenses ............................                    446                  27,268                   4,889
                                                           -----------             -----------             -----------

      Net investment income (loss) ............                   (309)                 46,052                   1,634
                                                           -----------             -----------             -----------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                     --                      --                      --
    Realized gain (loss) on sale of investments                 (1,744)               (204,115)                  4,714
                                                           -----------             -----------             -----------

      Realized gain (loss) ....................                 (1,744)               (204,115)                  4,714
                                                           -----------             -----------             -----------

    Change in unrealized gain (loss)
      on investments ..........................                (13,435)                (36,173)                110,532
                                                           -----------             -----------             -----------

  Net increase (decrease) in net assets
    resulting from operations .................            $   (15,488)            $  (194,236)            $   116,880
                                                           ===========             ===========             ===========

                                                       TEMPLETON GROWTH
                                                       SECURITIES FUND -    EQUITY INDEX PORTFOLIO     FUNDAMENTAL VALUE
                                                             CLASS 1           - CLASS I SHARES            PORTFOLIO
                                                       -----------------    ----------------------     -----------------
INVESTMENT INCOME:
  Dividends ...................................           $   235,465             $    57,368             $    31,334
                                                          -----------             -----------             -----------

EXPENSES:
  Insurance charges ...........................                70,787                  20,615                  22,523
  Administrative fees .........................                 5,565                     234                   2,009
                                                          -----------             -----------             -----------

    Total expenses ............................                76,352                  20,849                  24,532
                                                          -----------             -----------             -----------

      Net investment income (loss) ............               159,113                  36,519                   6,802
                                                          -----------             -----------             -----------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................               216,206                      --                  51,730
    Realized gain (loss) on sale of investments              (345,305)                (28,161)                (99,465)
                                                          -----------             -----------             -----------

      Realized gain (loss) ....................              (129,099)                (28,161)                (47,735)
                                                          -----------             -----------             -----------

    Change in unrealized gain (loss)
      on investments ..........................            (2,073,287)               (645,831)               (704,928)
                                                          -----------             -----------             -----------

  Net increase (decrease) in net assets
    resulting from operations .................           $(2,043,273)            $  (637,473)            $  (745,861)
                                                          ===========             ===========             ===========

                        See Notes to Financial Statements
                                      -17-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                AGGRESSIVE GROWTH    GLOBAL TECHNOLOGY    WORLDWIDE GROWTH
                                               PORTFOLIO - SERVICE  PORTFOLIO - SERVICE  PORTFOLIO - SERVICE  TOTAL RETURN PORTFOLIO
                                                      SHARES               SHARES               SHARES        - ADMINISTRATIVE CLASS
                                               -------------------  -------------------  -------------------  ----------------------
INVESTMENT INCOME:
  Dividends ...................................      $     --             $     --             $  1,621             $ 13,966
                                                     --------             --------             --------             --------

EXPENSES:
  Insurance charges ...........................         1,382                  577                2,055                2,779
  Administrative fees .........................           110                   38                  172                   55
                                                     --------             --------             --------             --------

    Total expenses ............................         1,492                  615                2,227                2,834
                                                     --------             --------             --------             --------

      Net investment income (loss) ............        (1,492)                (615)                (606)              11,132
                                                     --------             --------             --------             --------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................            --                   --                   --                7,208
    Realized gain (loss) on sale of investments       (17,858)              (5,817)             (38,469)                (117)
                                                     --------             --------             --------             --------

      Realized gain (loss) ....................       (17,858)              (5,817)             (38,469)               7,091
                                                     --------             --------             --------             --------

    Change in unrealized gain (loss)
      on investments ..........................       (42,010)             (34,663)             (40,152)              12,876
                                                     --------             --------             --------             --------

  Net increase (decrease) in net assets
    resulting from operations .................      $(61,360)            $(41,095)            $(79,227)            $ 31,099
                                                     ========             ========             ========             ========

                        See Notes to Financial Statements
                                      -18-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                                PUTNAM VT
                                                       PIONEER MID-CAP     INTERNATIONAL GROWTH   PUTNAM VT SMALL CAP
                                                    VALUE VCT PORTFOLIO -     FUND - CLASS IB    VALUE FUND - CLASS IB
                                                       CLASS II SHARES            SHARES                 SHARES
                                                    ---------------------  --------------------  ---------------------
INVESTMENT INCOME:
  Dividends ...................................            $     --              $    465               $     --
                                                           --------              --------               --------

EXPENSES:
  Insurance charges ...........................                  63                   621                    182
  Administrative fees .........................                  --                     1                     --
                                                           --------              --------               --------

    Total expenses ............................                  63                   622                    182
                                                           --------              --------               --------

      Net investment income (loss) ............                 (63)                 (157)                  (182)
                                                           --------              --------               --------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                   1                    --                     --
    Realized gain (loss) on sale of investments                  (9)               (1,331)                  (804)
                                                           --------              --------               --------

      Realized gain (loss) ....................                  (8)               (1,331)                  (804)
                                                           --------              --------               --------

    Change in unrealized gain (loss)
      on investments ..........................               1,174               (12,914)                (3,780)
                                                           --------              --------               --------

  Net increase (decrease) in net assets
    resulting from operations .................            $  1,103              $(14,402)              $ (4,766)
                                                           ========              ========               ========

                                                    PUTNAM VT VOYAGER
                                                    II FUND - CLASS IB  CONVERTIBLE SECURITIES   EQUITY INCOME
                                                          SHARES              PORTFOLIO            PORTFOLIO
                                                    ------------------  ----------------------   -------------
INVESTMENT INCOME:
  Dividends ...................................          $     --              $  2,778             $  4,010
                                                         --------              --------             --------

EXPENSES:
  Insurance charges ...........................                42                   204                1,963
  Administrative fees .........................                --                     1                   18
                                                         --------              --------             --------

    Total expenses ............................                42                   205                1,981
                                                         --------              --------             --------

      Net investment income (loss) ............               (42)                2,573                2,029
                                                         --------              --------             --------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                --                   214                   --
    Realized gain (loss) on sale of investments              (287)               (1,121)              (5,562)
                                                         --------              --------             --------

      Realized gain (loss) ....................              (287)                 (907)              (5,562)
                                                         --------              --------             --------

    Change in unrealized gain (loss)
      on investments ..........................            (1,183)               (2,783)             (29,825)
                                                         --------              --------             --------

  Net increase (decrease) in net assets
    resulting from operations .................          $ (1,512)             $ (1,117)            $(33,358)
                                                         ========              ========             ========

                        See Notes to Financial Statements
                                      -19-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                                           ZERO COUPON BOND
                                                                     MFS MID CAP GROWTH  FUND PORTFOLIO SERIES   U.S. GOVERNMENT
                                                LARGE CAP PORTFOLIO      PORTFOLIO               2005           SECURITIES PORTFOLIO
                                                -------------------  ------------------  ---------------------  --------------------
INVESTMENT INCOME:
  Dividends ...................................      $     345           $      --             $ 197,994             $ 215,014
                                                     ---------           ---------             ---------             ---------

EXPENSES:
  Insurance charges ...........................            324                 484                15,101                21,344
  Administrative fees .........................              3                  --                   630                 1,950
                                                     ---------           ---------             ---------             ---------

    Total expenses ............................            327                 484                15,731                23,294
                                                     ---------           ---------             ---------             ---------

      Net investment income (loss) ............             18                (484)              182,263               191,720
                                                     ---------           ---------             ---------             ---------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................             --                  --                26,790                23,721
    Realized gain (loss) on sale of investments         (2,705)             (8,906)               26,021                38,501
                                                     ---------           ---------             ---------             ---------

      Realized gain (loss) ....................         (2,705)             (8,906)               52,811                62,222
                                                     ---------           ---------             ---------             ---------

    Change in unrealized gain (loss)
      on investments ..........................         (7,204)            (23,952)              (13,919)               90,122
                                                     ---------           ---------             ---------             ---------

  Net increase (decrease) in net assets
    resulting from operations .................      $  (9,891)          $ (33,342)            $ 221,155             $ 344,064
                                                     =========           =========             =========             =========

                        See Notes to Financial Statements
                                      -20-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                                     AIM CAPITAL            ALLIANCE GROWTH
                                                       UTILITIES PORTFOLIO     APPRECIATION PORTFOLIO          PORTFOLIO
                                                       -------------------     ----------------------       ---------------
INVESTMENT INCOME:
  Dividends ...................................             $    20,173              $        --              $    37,083
                                                            -----------              -----------              -----------

EXPENSES:
  Insurance charges ...........................                   1,998                   21,667                   47,299
  Administrative fees .........................                     157                    2,452                    5,125
                                                            -----------              -----------              -----------

    Total expenses ............................                   2,155                   24,119                   52,424
                                                            -----------              -----------              -----------

      Net investment income (loss) ............                  18,018                  (24,119)                 (15,341)
                                                            -----------              -----------              -----------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                      --                       --                       --
    Realized gain (loss) on sale of investments                 (25,192)                (292,137)                (490,554)
                                                            -----------              -----------              -----------

      Realized gain (loss) ....................                 (25,192)                (292,137)                (490,554)
                                                            -----------              -----------              -----------

    Change in unrealized gain (loss)
      on investments ..........................                 (98,244)                (487,862)              (2,192,200)
                                                            -----------              -----------              -----------

  Net increase (decrease) in net assets
    resulting from operations .................             $  (105,418)             $  (804,118)             $(2,698,095)
                                                            ===========              ===========              ===========

                                                                                                          SMITH BARNEY
                                                       MFS TOTAL RETURN       PUTNAM DIVERSIFIED       AGGRESSIVE GROWTH
                                                          PORTFOLIO            INCOME PORTFOLIO             PORTFOLIO
                                                       ----------------       ------------------       -----------------
INVESTMENT INCOME:
  Dividends ...................................          $   294,482              $    57,999              $        --
                                                         -----------              -----------              -----------

EXPENSES:
  Insurance charges ...........................               28,586                    1,386                    2,996
  Administrative fees .........................                2,597                       53                        4
                                                         -----------              -----------              -----------

    Total expenses ............................               31,183                    1,439                    3,000
                                                         -----------              -----------              -----------

      Net investment income (loss) ............              263,299                   56,560                   (3,000)
                                                         -----------              -----------              -----------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................              178,416                       --                       --
    Realized gain (loss) on sale of investments              (15,065)                    (335)                 (58,987)
                                                         -----------              -----------              -----------

      Realized gain (loss) ....................              163,351                     (335)                 (58,987)
                                                         -----------              -----------              -----------

    Change in unrealized gain (loss)
      on investments ..........................             (600,603)                 (45,893)                 (83,751)
                                                         -----------              -----------              -----------

  Net increase (decrease) in net assets
    resulting from operations .................          $  (173,953)             $    10,332              $  (145,738)
                                                         ===========              ===========              ===========

                        See Notes to Financial Statements
                                      -21-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                       SMITH BARNEY                              SMITH BARNEY LARGE
                                                SMITH BARNEY HIGH  INTERNATIONAL ALL CAP  SMITH BARNEY LARGE   CAPITALIZATION GROWTH
                                                INCOME PORTFOLIO     GROWTH PORTFOLIO     CAP VALUE PORTFOLIO        PORTFOLIO
                                                -----------------  ---------------------  -------------------  ---------------------
INVESTMENT INCOME:
  Dividends ...................................     $ 159,703            $     184             $  67,244             $   1,583
                                                    ---------            ---------             ---------             ---------

EXPENSES:
  Insurance charges ...........................         4,949                   74                12,823                 2,883
  Administrative fees .........................           464                   --                 1,249                   174
                                                    ---------            ---------             ---------             ---------

    Total expenses ............................         5,413                   74                14,072                 3,057
                                                    ---------            ---------             ---------             ---------

      Net investment income (loss) ............       154,290                  110                53,172                (1,474)
                                                    ---------            ---------             ---------             ---------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................            --                   --                    --                    --
    Realized gain (loss) on sale of investments       (36,278)                (203)              (63,375)              (15,949)
                                                    ---------            ---------             ---------             ---------

      Realized gain (loss) ....................       (36,278)                (203)              (63,375)              (15,949)
                                                    ---------            ---------             ---------             ---------

    Change in unrealized gain (loss)
      on investments ..........................      (145,279)              (1,806)             (496,163)              (84,626)
                                                    ---------            ---------             ---------             ---------

  Net increase (decrease) in net assets
    resulting from operations .................     $ (27,267)           $  (1,899)            $(506,366)            $(102,049)
                                                    =========            =========             =========             =========

                        See Notes to Financial Statements
                                      -22-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                          EMERGING GROWTH
                                                        PORTFOLIO - CLASS I        EQUITY INCOME          GROWTH PORTFOLIO -
                                                              SHARES         PORTFOLIO - INITIAL CLASS       INITIAL CLASS
                                                        -------------------  -------------------------    ------------------
INVESTMENT INCOME:
  Dividends ...................................             $       114              $   169,771              $    28,750
                                                            -----------              -----------              -----------

EXPENSES:
  Insurance charges ...........................                     408                   71,217                   80,010
  Administrative fees .........................                      --                    5,518                    6,194
                                                            -----------              -----------              -----------

    Total expenses ............................                     408                   76,735                   86,204
                                                            -----------              -----------              -----------

      Net investment income (loss) ............                    (294)                  93,036                  (57,454)
                                                            -----------              -----------              -----------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                      --                  231,078                       --
    Realized gain (loss) on sale of investments                  (2,182)                (137,428)                (633,670)
                                                            -----------              -----------              -----------

      Realized gain (loss) ....................                  (2,182)                  93,650                 (633,670)
                                                            -----------              -----------              -----------

    Change in unrealized gain (loss)
      on investments ..........................                 (17,629)              (2,046,509)              (3,504,401)
                                                            -----------              -----------              -----------

  Net increase (decrease) in net assets
    resulting from operations .................             $   (20,105)             $(1,859,823)             $(4,195,525)
                                                            ===========              ===========              ===========

                                                                                                              CONTRAFUND(R)
                                                        HIGH INCOME PORTFOLIO        ASSET MANAGER         PORTFOLIO - SERVICE
                                                           - INITIAL CLASS      PORTFOLIO - INITIAL CLASS         CLASS
                                                        ---------------------   -------------------------  -------------------
INVESTMENT INCOME:
  Dividends ...................................              $   188,651              $   160,642              $       318
                                                             -----------              -----------              -----------

EXPENSES:
  Insurance charges ...........................                   12,440                   25,967                      636
  Administrative fees .........................                      946                      970                        9
                                                             -----------              -----------              -----------

    Total expenses ............................                   13,386                   26,937                      645
                                                             -----------              -----------              -----------

      Net investment income (loss) ............                  175,265                  133,705                     (327)
                                                             -----------              -----------              -----------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                       --                       --                       --
    Realized gain (loss) on sale of investments                 (242,068)                (139,480)                  (2,647)
                                                             -----------              -----------              -----------

      Realized gain (loss) ....................                 (242,068)                (139,480)                  (2,647)
                                                             -----------              -----------              -----------

    Change in unrealized gain (loss)
      on investments ..........................                  105,458                 (400,961)                  (5,762)
                                                             -----------              -----------              -----------

  Net increase (decrease) in net assets
    resulting from operations .................              $    38,655              $  (406,736)             $    (8,736)
                                                             ===========              ===========              ===========

                        See Notes to Financial Statements
                                      -23-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                              COMBINED
                                                            ------------
INVESTMENT INCOME:
  Dividends ...................................             $  2,747,040
                                                            ------------

EXPENSES:
  Insurance charges ...........................                  777,316
  Administrative fees .........................                   62,881
                                                            ------------

    Total expenses ............................                  840,197
                                                            ------------

      Net investment income (loss) ............                1,906,843
                                                            ------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                  771,675
    Realized gain (loss) on sale of investments               (5,152,288)
                                                            ------------

      Realized gain (loss) ....................               (4,380,613)
                                                            ------------

    Change in unrealized gain (loss)
      on investments ..........................              (18,589,782)
                                                            ------------

  Net increase (decrease) in net assets
    resulting from operations .................             $(21,063,552)
                                                            ============

                        See Notes to Financial Statements
                                      -24-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                    CAPITAL APPRECIATION FUND             DREYFUS STOCK INDEX FUND
                                                 -------------------------------       -------------------------------
                                                     2002               2001               2002               2001
                                                 ------------       ------------       ------------       ------------
OPERATIONS:
  Net investment income (loss) ............      $     82,751       $    (45,387)      $     43,455       $     27,019
  Realized gain (loss) ....................          (750,095)          (262,944)          (615,407)           (93,045)
  Change in unrealized gain (loss)
    on investments ........................        (2,554,885)        (4,612,536)        (1,998,906)        (1,436,436)
                                                 ------------       ------------       ------------       ------------

    Net increase (decrease) in net assets
      resulting from operations ...........        (3,222,229)        (4,920,867)        (2,570,858)        (1,502,462)
                                                 ------------       ------------       ------------       ------------

UNIT TRANSACTIONS:
  Participant premium payments ............         1,984,721          2,217,708          1,677,943          1,636,335
  Participant transfers from other
    funding options .......................           344,125            956,292            380,218          1,798,744
  Contract surrenders .....................        (1,460,419)        (1,473,979)        (1,310,266)        (1,201,327)
  Participant transfers to other
    funding options .......................        (1,710,727)        (2,422,364)        (1,157,937)        (1,298,319)
  Other payments to participants ..........            (3,247)           (38,235)            (4,042)           (23,835)
                                                 ------------       ------------       ------------       ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ....          (845,547)          (760,578)          (414,084)           911,598
                                                 ------------       ------------       ------------       ------------

      Net increase (decrease) in net assets        (4,067,776)        (5,681,445)        (2,984,942)          (590,864)

NET ASSETS:
    Beginning of year .....................        12,454,642         18,136,087         10,482,572         11,073,436
                                                 ------------       ------------       ------------       ------------
    End of year ...........................      $  8,386,866       $ 12,454,642       $  7,497,630       $ 10,482,572
                                                 ============       ============       ============       ============

                                                      HIGH YIELD BOND TRUST
                                                 -------------------------------
                                                     2002               2001
                                                 ------------       ------------
OPERATIONS:
  Net investment income (loss) ............      $     15,602       $      4,944
  Realized gain (loss) ....................              (335)              (101)
  Change in unrealized gain (loss)
    on investments ........................           (11,620)             2,758
                                                 ------------       ------------

    Net increase (decrease) in net assets
      resulting from operations ...........             3,647              7,601
                                                 ------------       ------------

UNIT TRANSACTIONS:
  Participant premium payments ............             7,739              8,319
  Participant transfers from other
    funding options .......................            18,592              2,281
  Contract surrenders .....................            (9,705)            (9,341)
  Participant transfers to other
    funding options .......................            (2,377)              (494)
  Other payments to participants ..........                --                 --
                                                 ------------       ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ....            14,249                765
                                                 ------------       ------------

      Net increase (decrease) in net assets            17,896              8,366

NET ASSETS:
    Beginning of year .....................            94,151             85,785
                                                 ------------       ------------
    End of year ...........................      $    112,047       $     94,151
                                                 ============       ============

                        See Notes to Financial Statements
                                      -25-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                       MANAGED ASSETS TRUST                 MONEY MARKET PORTFOLIO
                                                 -------------------------------       -------------------------------
                                                     2002               2001               2002               2001
                                                 ------------       ------------       ------------       ------------
OPERATIONS:
  Net investment income (loss) ............      $    230,552       $    100,926       $     52,081       $    192,069
  Realized gain (loss) ....................          (827,105)           254,373                 --                 --
  Change in unrealized gain (loss)
    on investments ........................           (33,568)          (690,160)                --                 --
                                                 ------------       ------------       ------------       ------------

    Net increase (decrease) in net assets
      resulting from operations ...........          (630,121)          (334,861)            52,081            192,069
                                                 ------------       ------------       ------------       ------------

UNIT TRANSACTIONS:
  Participant premium payments ............           950,076            411,403          6,560,326          8,273,747
  Participant transfers from other
    funding options .......................           170,066            112,734          3,548,466          1,905,082
  Contract surrenders .....................          (580,798)          (562,955)        (1,240,760)        (1,083,962)
  Participant transfers to other
    funding options .......................        (2,236,437)          (250,019)        (3,812,044)        (7,363,883)
  Other payments to participants ..........              (858)           (17,276)              (188)            (9,091)
                                                 ------------       ------------       ------------       ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ....        (1,697,951)          (306,113)         5,055,800          1,721,893
                                                 ------------       ------------       ------------       ------------

      Net increase (decrease) in net assets        (2,328,072)          (640,974)         5,107,881          1,913,962

NET ASSETS:
    Beginning of year .....................         5,212,062          5,853,036          7,557,511          5,643,549
                                                 ------------       ------------       ------------       ------------
    End of year ...........................      $  2,883,990       $  5,212,062       $ 12,665,392       $  7,557,511
                                                 ============       ============       ============       ============

                                                   PREMIER GROWTH PORTFOLIO -
                                                            CLASS B
                                                 -------------------------------
                                                     2002               2001
                                                 ------------       ------------
OPERATIONS:
  Net investment income (loss) ............      $       (477)      $        (36)
  Realized gain (loss) ....................            (1,901)               (76)
  Change in unrealized gain (loss)
    on investments ........................           (19,880)                26
                                                 ------------       ------------

    Net increase (decrease) in net assets
      resulting from operations ...........           (22,258)               (86)
                                                 ------------       ------------

UNIT TRANSACTIONS:
  Participant premium payments ............            81,215              3,840
  Participant transfers from other
    funding options .......................            25,585             12,236
  Contract surrenders .....................           (15,381)            (1,429)
  Participant transfers to other
    funding options .......................            (1,289)               (78)
  Other payments to participants ..........                --                 --
                                                 ------------       ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ....            90,130             14,569
                                                 ------------       ------------

      Net increase (decrease) in net assets            67,872             14,483

NET ASSETS:
    Beginning of year .....................            14,483                 --
                                                 ------------       ------------
    End of year ...........................      $     82,355       $     14,483
                                                 ============       ============

                        See Notes to Financial Statements
                                      -26-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                GLOBAL GROWTH FUND - CLASS 2       GROWTH FUND - CLASS 2
                                                ----------------------------     -------------------------
                                                    2002            2001            2002            2001
                                                 ---------       ---------       ---------       ---------
OPERATIONS:
  Net investment income (loss) ............      $     (72)      $     (86)      $  (1,465)      $     (42)
  Realized gain (loss) ....................           (599)         (2,877)         (4,190)           (781)
  Change in unrealized gain (loss)
    on investments ........................         (5,483)            225         (41,467)          1,324
                                                 ---------       ---------       ---------       ---------

    Net increase (decrease) in net assets
      resulting from operations ...........         (6,154)         (2,738)        (47,122)            501
                                                 ---------       ---------       ---------       ---------

UNIT TRANSACTIONS:
  Participant premium payments ............         52,780          34,999         129,428          10,920
  Participant transfers from other
    funding options .......................         33,735          11,172         248,133          37,659
  Contract surrenders .....................         (9,170)           (836)        (47,433)         (1,777)
  Participant transfers to other
    funding options .......................         (1,525)        (28,134)         (8,180)         (4,074)
  Other payments to participants ..........             --              --              --              --
                                                 ---------       ---------       ---------       ---------

    Net increase (decrease) in net assets
      resulting from unit transactions ....         75,820          17,201         321,948          42,728
                                                 ---------       ---------       ---------       ---------

      Net increase (decrease) in net assets         69,666          14,463         274,826          43,229

NET ASSETS:
    Beginning of year .....................         14,463              --          43,229              --
                                                 ---------       ---------       ---------       ---------
    End of year ...........................      $  84,129       $  14,463       $ 318,055       $  43,229
                                                 =========       =========       =========       =========

                                                GROWTH-INCOME FUND - CLASS 2          AYCO GROWTH FUND
                                                ----------------------------      -----------------------
                                                     2002            2001            2002           2001
                                                  ---------       ---------       ---------       -------
OPERATIONS:
  Net investment income (loss) ............       $   1,963       $     (72)      $      (2)      $    --
  Realized gain (loss) ....................          (3,193)            110             (76)           --
  Change in unrealized gain (loss)
    on investments ........................         (47,385)          1,388          (1,236)           --
                                                  ---------       ---------       ---------       -------

    Net increase (decrease) in net assets
      resulting from operations ...........         (48,615)          1,426          (1,314)           --
                                                  ---------       ---------       ---------       -------

UNIT TRANSACTIONS:
  Participant premium payments ............         252,379          43,931          12,625            --
  Participant transfers from other
    funding options .......................         160,474          23,732          33,046            --
  Contract surrenders .....................         (37,148)         (2,102)         (2,274)           --
  Participant transfers to other
    funding options .......................          (3,567)         (3,503)           (204)           --
  Other payments to participants ..........              --              --              --            --
                                                  ---------       ---------       ---------       -------

    Net increase (decrease) in net assets
      resulting from unit transactions ....         372,138          62,058          43,193            --
                                                  ---------       ---------       ---------       -------

      Net increase (decrease) in net assets         323,523          63,484          41,879            --

NET ASSETS:
    Beginning of year .....................          63,484              --              --            --
                                                  ---------       ---------       ---------       -------
    End of year ...........................       $ 387,007       $  63,484       $  41,879       $    --
                                                  =========       =========       =========       =======

                        See Notes to Financial Statements
                                      -27-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                CITISTREET DIVERSIFIED BOND FUND -   CITISTREET INTERNATIONAL STOCK
                                                             CLASS I                         FUND - CLASS I
                                                ----------------------------------   ------------------------------
                                                      2002              2001              2002              2001
                                                   ---------         ---------         ---------         ---------
OPERATIONS:
  Net investment income (loss) ............        $     655         $     532         $      12         $     490
  Realized gain (loss) ....................               72                 7              (834)           16,327
  Change in unrealized gain (loss)
    on investments ........................              669               311           (18,123)          (48,822)
                                                   ---------         ---------         ---------         ---------

    Net increase (decrease) in net assets
      resulting from operations ...........            1,396               850           (18,945)          (32,005)
                                                   ---------         ---------         ---------         ---------

UNIT TRANSACTIONS:
  Participant premium payments ............            1,558             1,647             9,012            13,591
  Participant transfers from other
    funding options .......................                8             6,187             3,681             2,769
  Contract surrenders .....................           (3,206)             (526)           (6,923)          (20,882)
  Participant transfers to other
    funding options .......................              (17)              (13)           (3,025)          (47,417)
  Other payments to participants ..........               --                --                --                --
                                                   ---------         ---------         ---------         ---------

    Net increase (decrease) in net assets
      resulting from unit transactions ....           (1,657)            7,295             2,745           (51,939)
                                                   ---------         ---------         ---------         ---------

      Net increase (decrease) in net assets             (261)            8,145           (16,200)          (83,944)

NET ASSETS:
    Beginning of year .....................           17,419             9,274            80,379           164,323
                                                   ---------         ---------         ---------         ---------
    End of year ...........................        $  17,158         $  17,419         $  64,179         $  80,379
                                                   =========         =========         =========         =========

                                                CITISTREET LARGE COMPANY STOCK
                                                        FUND - CLASS I
                                                ------------------------------
                                                     2002              2001
                                                  ---------         ---------
OPERATIONS:
  Net investment income (loss) ............       $       4         $     148
  Realized gain (loss) ....................         (11,949)              (24)
  Change in unrealized gain (loss)
    on investments ........................           3,399           (11,665)
                                                  ---------         ---------

    Net increase (decrease) in net assets
      resulting from operations ...........          (8,546)          (11,541)
                                                  ---------         ---------

UNIT TRANSACTIONS:
  Participant premium payments ............           3,710             7,108
  Participant transfers from other
    funding options .......................           1,268               886
  Contract surrenders .....................         (16,454)           (3,755)
  Participant transfers to other
    funding options .......................          (9,004)           (6,806)
  Other payments to participants ..........              --                --
                                                  ---------         ---------

    Net increase (decrease) in net assets
      resulting from unit transactions ....         (20,480)           (2,567)
                                                  ---------         ---------

      Net increase (decrease) in net assets         (29,026)          (14,108)

NET ASSETS:
    Beginning of year .....................          55,422            69,530
                                                  ---------         ---------
    End of year ...........................       $  26,396         $  55,422
                                                  =========         =========

                        See Notes to Financial Statements
                                      -28-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                  CITISTREET SMALL COMPANY STOCK
                                                          FUND - CLASS I              GLOBAL HIGH-YIELD BOND FUND
                                                  ------------------------------      ---------------------------
                                                      2002              2001             2002            2001
                                                   ---------         ---------         -------        ---------
OPERATIONS:
  Net investment income (loss) ............        $    (262)        $  (1,912)        $    --        $     453
  Realized gain (loss) ....................          (12,509)          118,548              --             (824)
  Change in unrealized gain (loss)
    on investments ........................          (67,424)         (112,963)             --              461
                                                   ---------         ---------         -------        ---------

    Net increase (decrease) in net assets
      resulting from operations ...........          (80,195)            3,673              --               90
                                                   ---------         ---------         -------        ---------

UNIT TRANSACTIONS:
  Participant premium payments ............           21,611            36,491              --               31
  Participant transfers from other
    funding options .......................            8,140             9,272              --               --
  Contract surrenders .....................          (40,138)          (28,119)             --              (50)
  Participant transfers to other
    funding options .......................           (9,806)          (33,797)             --           (3,262)
  Other payments to participants ..........           (5,069)               --              --               --
                                                   ---------         ---------         -------        ---------

    Net increase (decrease) in net assets
      resulting from unit transactions ....          (25,262)          (16,153)             --           (3,281)
                                                   ---------         ---------         -------        ---------

      Net increase (decrease) in net assets         (105,457)          (12,480)             --           (3,191)

NET ASSETS:
    Beginning of year .....................          350,533           363,013              --            3,191
                                                   ---------         ---------         -------        ---------
    End of year ...........................        $ 245,076         $ 350,533         $    --        $      --
                                                   =========         =========         =======        =========

                                                                                  CREDIT SUISSE EMERGING MARKETS
                                                  INTERMEDIATE-TERM BOND FUND               PORTFOLIO
                                                  ---------------------------     ------------------------------
                                                     2002            2001              2002              2001
                                                   -------        ---------         ---------         ---------
OPERATIONS:
  Net investment income (loss) ............        $    --        $     222         $     (65)        $      (7)
  Realized gain (loss) ....................             --             (141)             (133)               17
  Change in unrealized gain (loss)
    on investments ........................             --                6            (1,853)              369
                                                   -------        ---------         ---------         ---------

    Net increase (decrease) in net assets
      resulting from operations ...........             --               87            (2,051)              379
                                                   -------        ---------         ---------         ---------

UNIT TRANSACTIONS:
  Participant premium payments ............             --              121             8,354             1,216
  Participant transfers from other
    funding options .......................             --                4             7,313             4,227
  Contract surrenders .....................             --              (31)           (3,347)             (388)
  Participant transfers to other
    funding options .......................             --           (2,922)              (91)              (93)
  Other payments to participants ..........             --               --                --                --
                                                   -------        ---------         ---------         ---------

    Net increase (decrease) in net assets
      resulting from unit transactions ....             --           (2,828)           12,229             4,962
                                                   -------        ---------         ---------         ---------

      Net increase (decrease) in net assets             --           (2,741)           10,178             5,341

NET ASSETS:
    Beginning of year .....................             --            2,741             5,341                --
                                                   -------        ---------         ---------         ---------
    End of year ...........................        $    --        $      --         $  15,519         $   5,341
                                                   =======        =========         =========         =========

                        See Notes to Financial Statements
                                      -29-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                    EAFE(R) EQUITY INDEX FUND             SMALL CAP INDEX FUND
                                                   ---------------------------         ---------------------------
                                                      2002              2001              2002              2001
                                                   ---------         ---------         ---------         ---------
OPERATIONS:
  Net investment income (loss) ............        $   1,644         $  (1,405)        $     353         $      78
  Realized gain (loss) ....................           (8,121)          (14,332)          (28,182)           10,217
  Change in unrealized gain (loss)
    on investments ........................          (55,290)          (26,252)         (120,294)           (2,559)
                                                   ---------         ---------         ---------         ---------

    Net increase (decrease) in net assets
      resulting from operations ...........          (61,767)          (41,989)         (148,123)            7,736
                                                   ---------         ---------         ---------         ---------

UNIT TRANSACTIONS:
  Participant premium payments ............           37,416            49,255           193,170            75,583
  Participant transfers from other
    funding options .......................           41,005           190,800           423,997           164,159
  Contract surrenders .....................          (24,341)          (14,286)          (89,496)          (41,566)
  Participant transfers to other
    funding options .......................          (13,292)          (55,838)         (125,223)          (11,217)
  Other payments to participants ..........               --                --                --                --
                                                   ---------         ---------         ---------         ---------

    Net increase (decrease) in net assets
      resulting from unit transactions ....           40,788           169,931           402,448           186,959
                                                   ---------         ---------         ---------         ---------

      Net increase (decrease) in net assets          (20,979)          127,942           254,325           194,695

NET ASSETS:
    Beginning of year .....................          258,001           130,059           315,451           120,756
                                                   ---------         ---------         ---------         ---------
    End of year ...........................        $ 237,022         $ 258,001         $ 569,776         $ 315,451
                                                   =========         =========         =========         =========

                                                   SMALL CAP PORTFOLIO - INITIAL
                                                              SHARES
                                                   -----------------------------
                                                       2002              2001
                                                    ---------         ---------
OPERATIONS:
  Net investment income (loss) ............         $  (1,237)        $       1
  Realized gain (loss) ....................            (3,330)            1,292
  Change in unrealized gain (loss)
    on investments ........................           (38,870)           (1,262)
                                                    ---------         ---------

    Net increase (decrease) in net assets
      resulting from operations ...........           (43,437)               31
                                                    ---------         ---------

UNIT TRANSACTIONS:
  Participant premium payments ............            93,860             2,524
  Participant transfers from other
    funding options .......................           227,778            22,035
  Contract surrenders .....................           (35,920)           (1,858)
  Participant transfers to other
    funding options .......................            (6,030)              (60)
  Other payments to participants ..........                --                --
                                                    ---------         ---------

    Net increase (decrease) in net assets
      resulting from unit transactions ....           279,688            22,641
                                                    ---------         ---------

      Net increase (decrease) in net assets           236,251            22,672

NET ASSETS:
    Beginning of year .....................            22,672                --
                                                    ---------         ---------
    End of year ...........................         $ 258,923         $  22,672
                                                    =========         =========

                        See Notes to Financial Statements
                                      -30-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                                                             TEMPLETON GLOBAL ASSET ALLOCATION
                                                   FRANKLIN SMALL CAP FUND - CLASS 2                   FUND - CLASS 1
                                                   ---------------------------------         ---------------------------------
                                                       2002                 2001                 2002                 2001
                                                   ------------         ------------         ------------         ------------
OPERATIONS:
  Net investment income (loss) ............        $       (309)        $        (17)        $     46,052         $     30,842
  Realized gain (loss) ....................              (1,744)                   3             (204,115)             305,780
  Change in unrealized gain (loss)
    on investments ........................             (13,435)               1,117              (36,173)            (822,313)
                                                   ------------         ------------         ------------         ------------

    Net increase (decrease) in net assets
      resulting from operations ...........             (15,488)               1,103             (194,236)            (485,691)
                                                   ------------         ------------         ------------         ------------

UNIT TRANSACTIONS:
  Participant premium payments ............              31,926                1,334              371,613              452,243
  Participant transfers from other
    funding options .......................              63,283               15,313              130,244               80,448
  Contract surrenders .....................             (12,506)                (331)            (537,053)            (411,080)
  Participant transfers to other
    funding options .......................                (354)                  (9)            (361,379)            (353,477)
  Other payments to participants ..........                  --                   --                   --               (9,069)
                                                   ------------         ------------         ------------         ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ....              82,349               16,307             (396,575)            (240,935)
                                                   ------------         ------------         ------------         ------------

      Net increase (decrease) in net assets              66,861               17,410             (590,811)            (726,626)

NET ASSETS:
    Beginning of year .....................              17,410                   --            3,983,586            4,710,212
                                                   ------------         ------------         ------------         ------------
    End of year ...........................        $     84,271         $     17,410         $  3,392,775         $  3,983,586
                                                   ============         ============         ============         ============

                                                         TEMPLETON GLOBAL INCOME                 TEMPLETON GROWTH SECURITIES
                                                        SECURITIES FUND - CLASS 1                       FUND - CLASS 1
                                                    ---------------------------------         ---------------------------------
                                                        2002                 2001                 2002                 2001
                                                    ------------         ------------         ------------         ------------
OPERATIONS:
  Net investment income (loss) ............         $      1,634         $     14,264         $    159,113         $    125,356
  Realized gain (loss) ....................                4,714               (4,748)            (129,099)           1,435,406
  Change in unrealized gain (loss)
    on investments ........................              110,532                 (779)          (2,073,287)          (1,538,002)
                                                    ------------         ------------         ------------         ------------

    Net increase (decrease) in net assets
      resulting from operations ...........              116,880                8,737           (2,043,273)              22,760
                                                    ------------         ------------         ------------         ------------

UNIT TRANSACTIONS:
  Participant premium payments ............               77,776               70,141              837,987            1,029,698
  Participant transfers from other
    funding options .......................              185,357                5,211              632,780            1,691,883
  Contract surrenders .....................             (120,151)             (51,189)          (1,065,321)          (1,106,908)
  Participant transfers to other
    funding options .......................              (63,859)             (17,659)            (650,584)            (907,508)
  Other payments to participants ..........               (8,083)                  --                 (443)             (23,728)
                                                    ------------         ------------         ------------         ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ....               71,040                6,504             (245,581)             683,437
                                                    ------------         ------------         ------------         ------------

      Net increase (decrease) in net assets              187,920               15,241           (2,288,854)             706,197

NET ASSETS:
    Beginning of year .....................              526,434              511,193           10,848,947           10,142,750
                                                    ------------         ------------         ------------         ------------
    End of year ...........................         $    714,354         $    526,434         $  8,560,093         $ 10,848,947
                                                    ============         ============         ============         ============

                        See Notes to Financial Statements
                                      -31-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                   EQUITY INDEX PORTFOLIO - CLASS I
                                                               SHARES                        FUNDAMENTAL VALUE PORTFOLIO
                                                   -------------------------------         -------------------------------
                                                       2002                2001                2002                2001
                                                   -----------         -----------         -----------         -----------
OPERATIONS:
  Net investment income (loss) ............        $    36,519         $    (3,285)        $     6,802         $    (3,842)
  Realized gain (loss) ....................            (28,161)             (3,252)            (47,735)            232,063
  Change in unrealized gain (loss)
    on investments ........................           (645,831)            113,005            (704,928)           (348,192)
                                                   -----------         -----------         -----------         -----------

    Net increase (decrease) in net assets
      resulting from operations ...........           (637,473)            106,468            (745,861)           (119,971)
                                                   -----------         -----------         -----------         -----------

UNIT TRANSACTIONS:
  Participant premium payments ............            273,497             232,722             550,801             566,944
  Participant transfers from other
    funding options .......................            234,172           2,279,095             489,215             935,828
  Contract surrenders .....................           (234,355)            (64,343)           (326,041)           (160,940)
  Participant transfers to other
    funding options .......................            (12,653)            (23,816)           (382,952)            (59,291)
  Other payments to participants ..........                 --                  --                  --                  --
                                                   -----------         -----------         -----------         -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ....            260,661           2,423,658             331,023           1,282,541
                                                   -----------         -----------         -----------         -----------

      Net increase (decrease) in net assets           (376,812)          2,530,126            (414,838)          1,162,570

NET ASSETS:
    Beginning of year .....................          2,656,196             126,070           2,986,204           1,823,634
                                                   -----------         -----------         -----------         -----------
    End of year ...........................        $ 2,279,384         $ 2,656,196         $ 2,571,366         $ 2,986,204
                                                   ===========         ===========         ===========         ===========

                                                    AGGRESSIVE GROWTH PORTFOLIO -
                                                           SERVICE SHARES
                                                   -------------------------------
                                                       2002                2001
                                                   -----------         -----------
OPERATIONS:
  Net investment income (loss) ............        $    (1,492)        $    (1,159)
  Realized gain (loss) ....................            (17,858)            (17,318)
  Change in unrealized gain (loss)
    on investments ........................            (42,010)            (41,881)
                                                   -----------         -----------

    Net increase (decrease) in net assets
      resulting from operations ...........            (61,360)            (60,358)
                                                   -----------         -----------

UNIT TRANSACTIONS:
  Participant premium payments ............             60,670              50,233
  Participant transfers from other
    funding options .......................             23,207             112,651
  Contract surrenders .....................            (25,144)            (13,773)
  Participant transfers to other
    funding options .......................            (11,321)            (28,620)
  Other payments to participants ..........                 --                  --
                                                   -----------         -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ....             47,412             120,491
                                                   -----------         -----------

      Net increase (decrease) in net assets            (13,948)             60,133

NET ASSETS:
    Beginning of year .....................            196,275             136,142
                                                   -----------         -----------
    End of year ...........................        $   182,327         $   196,275
                                                   ===========         ===========

                        See Notes to Financial Statements
                                      -32-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                  GLOBAL TECHNOLOGY PORTFOLIO -        WORLDWIDE GROWTH PORTFOLIO -
                                                          SERVICE SHARES                      SERVICE SHARES
                                                  -----------------------------        ----------------------------
                                                      2002              2001              2002              2001
                                                   ---------         ---------         ---------         ---------
OPERATIONS:
  Net investment income (loss) ............        $    (615)        $    (132)        $    (606)        $  (1,362)
  Realized gain (loss) ....................           (5,817)          (13,105)          (38,469)          (22,518)
  Change in unrealized gain (loss)
    on investments ........................          (34,663)          (11,852)          (40,152)          (44,994)
                                                   ---------         ---------         ---------         ---------

    Net increase (decrease) in net assets
      resulting from operations ...........          (41,095)          (25,089)          (79,227)          (68,874)
                                                   ---------         ---------         ---------         ---------

UNIT TRANSACTIONS:
  Participant premium payments ............           35,373            44,701           118,801           128,611
  Participant transfers from other
    funding options .......................           17,837            48,980            31,743           114,372
  Contract surrenders .....................           (8,601)          (17,688)          (58,332)          (35,321)
  Participant transfers to other
    funding options .......................           (2,253)          (13,195)          (68,327)          (41,622)
  Other payments to participants ..........               --                --                 7            (1,607)
                                                   ---------         ---------         ---------         ---------

    Net increase (decrease) in net assets
      resulting from unit transactions ....           42,356            62,798            23,892           164,433
                                                   ---------         ---------         ---------         ---------

      Net increase (decrease) in net assets            1,261            37,709           (55,335)           95,559

NET ASSETS:
    Beginning of year .....................           87,057            49,348           300,104           204,545
                                                   ---------         ---------         ---------         ---------
    End of year ...........................        $  88,318         $  87,057         $ 244,769         $ 300,104
                                                   =========         =========         =========         =========

                                                   TOTAL RETURN PORTFOLIO -           PIONEER MID-CAP VALUE VCT
                                                     ADMINISTRATIVE CLASS            PORTFOLIO - CLASS II SHARES
                                                  ---------------------------        ---------------------------
                                                     2002              2001              2002             2001
                                                  ---------         ---------         ---------         -------
OPERATIONS:
  Net investment income (loss) ............       $  11,132         $     379         $     (63)        $    --
  Realized gain (loss) ....................           7,091             1,324                (8)             --
  Change in unrealized gain (loss)
    on investments ........................          12,876            (1,258)            1,174              --
                                                  ---------         ---------         ---------         -------

    Net increase (decrease) in net assets
      resulting from operations ...........          31,099               445             1,103              --
                                                  ---------         ---------         ---------         -------

UNIT TRANSACTIONS:
  Participant premium payments ............         350,693            46,864             5,527              --
  Participant transfers from other
    funding options .......................         238,899            45,389            37,284              --
  Contract surrenders .....................         (62,144)           (3,178)           (1,470)             --
  Participant transfers to other
    funding options .......................         (28,566)           (9,916)             (118)             --
  Other payments to participants ..........              --                --                --              --
                                                  ---------         ---------         ---------         -------

    Net increase (decrease) in net assets
      resulting from unit transactions ....         498,882            79,159            41,223              --
                                                  ---------         ---------         ---------         -------

      Net increase (decrease) in net assets         529,981            79,604            42,326              --

NET ASSETS:
    Beginning of year .....................          79,604                --                --              --
                                                  ---------         ---------         ---------         -------
    End of year ...........................       $ 609,585         $  79,604         $  42,326         $    --
                                                  =========         =========         =========         =======

                        See Notes to Financial Statements
                                      -33-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                  PUTNAM VT INTERNATIONAL GROWTH     PUTNAM VT SMALL CAP VALUE FUND
                                                      FUND - CLASS IB SHARES              - CLASS IB SHARES
                                                  ------------------------------     ------------------------------
                                                      2002              2001              2002             2001
                                                   ---------         ---------         ---------         -------
OPERATIONS:
  Net investment income (loss) ............        $    (157)        $      (5)        $    (182)        $    --
  Realized gain (loss) ....................           (1,331)                8              (804)             --
  Change in unrealized gain (loss)
    on investments ........................          (12,914)              134            (3,780)             --
                                                   ---------         ---------         ---------         -------

    Net increase (decrease) in net assets
      resulting from operations ...........          (14,402)              137            (4,766)             --
                                                   ---------         ---------         ---------         -------

UNIT TRANSACTIONS:
  Participant premium payments ............           82,995             3,852             4,382              --
  Participant transfers from other
    funding options .......................           69,550             1,065            59,358              --
  Contract surrenders .....................          (23,672)             (688)           (6,975)             --
  Participant transfers to other
    funding options .......................           (2,252)             (152)             (184)             --
  Other payments to participants ..........               --                --                --              --
                                                   ---------         ---------         ---------         -------

    Net increase (decrease) in net assets
      resulting from unit transactions ....          126,621             4,077            56,581              --
                                                   ---------         ---------         ---------         -------

      Net increase (decrease) in net assets          112,219             4,214            51,815              --

NET ASSETS:
    Beginning of year .....................            4,214                --                --              --
                                                   ---------         ---------         ---------         -------
    End of year ...........................        $ 116,433         $   4,214         $  51,815         $    --
                                                   =========         =========         =========         =======

                                                  PUTNAM VT VOYAGER II FUND -
                                                        CLASS IB SHARES
                                                  ---------------------------
                                                      2002             2001
                                                   ---------         -------
OPERATIONS:
  Net investment income (loss) ............        $     (42)        $    --
  Realized gain (loss) ....................             (287)             --
  Change in unrealized gain (loss)
    on investments ........................           (1,183)             --
                                                   ---------         -------

    Net increase (decrease) in net assets
      resulting from operations ...........           (1,512)             --
                                                   ---------         -------

UNIT TRANSACTIONS:
  Participant premium payments ............            9,802              --
  Participant transfers from other
    funding options .......................            5,640              --
  Contract surrenders .....................           (1,991)             --
  Participant transfers to other
    funding options .......................             (358)             --
  Other payments to participants ..........               --              --
                                                   ---------         -------

    Net increase (decrease) in net assets
      resulting from unit transactions ....           13,093              --
                                                   ---------         -------

      Net increase (decrease) in net assets           11,581              --

NET ASSETS:
    Beginning of year .....................               --              --
                                                   ---------         -------
    End of year ...........................        $  11,581         $    --
                                                   =========         =======

                        See Notes to Financial Statements
                                      -34-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                 CONVERTIBLE SECURITIES PORTFOLIO        EQUITY INCOME PORTFOLIO
                                                 --------------------------------      ---------------------------
                                                      2002              2001              2002              2001
                                                   ---------         ---------         ---------         ---------
OPERATIONS:
  Net investment income (loss) ............        $   2,573         $     162         $   2,029         $   1,105
  Realized gain (loss) ....................             (907)             (402)           (5,562)              (66)
  Change in unrealized gain (loss)
    on investments ........................           (2,783)              (55)          (29,825)              406
                                                   ---------         ---------         ---------         ---------

    Net increase (decrease) in net assets
      resulting from operations ...........           (1,117)             (295)          (33,358)            1,445
                                                   ---------         ---------         ---------         ---------

UNIT TRANSACTIONS:
  Participant premium payments ............           20,478             9,864           190,313            39,872
  Participant transfers from other
    funding options .......................           25,360             6,398           164,556            93,588
  Contract surrenders .....................           (8,598)             (529)          (54,504)           (4,533)
  Participant transfers to other
    funding options .......................           (1,234)           (9,149)          (45,948)           (2,388)
  Other payments to participants ..........               --                --                --                --
                                                   ---------         ---------         ---------         ---------

    Net increase (decrease) in net assets
      resulting from unit transactions ....           36,006             6,584           254,417           126,539
                                                   ---------         ---------         ---------         ---------

      Net increase (decrease) in net assets           34,889             6,289           221,059           127,984

NET ASSETS:
    Beginning of year .....................            6,289                --           127,984                --
                                                   ---------         ---------         ---------         ---------
    End of year ...........................        $  41,178         $   6,289         $ 349,043         $ 127,984
                                                   =========         =========         =========         =========

                                                     LARGE CAP PORTFOLIO             MFS MID CAP GROWTH PORTFOLIO
                                                 ---------------------------         ----------------------------
                                                    2002              2001              2002              2001
                                                 ---------         ---------         ---------         ---------
OPERATIONS:
  Net investment income (loss) ............      $      18         $      49         $    (484)        $     (52)
  Realized gain (loss) ....................         (2,705)               72            (8,906)            1,823
  Change in unrealized gain (loss)
    on investments ........................         (7,204)              (10)          (23,952)           (1,529)
                                                 ---------         ---------         ---------         ---------

    Net increase (decrease) in net assets
      resulting from operations ...........         (9,891)              111           (33,342)              242
                                                 ---------         ---------         ---------         ---------

UNIT TRANSACTIONS:
  Participant premium payments ............         52,626            14,584            71,888             9,755
  Participant transfers from other
    funding options .......................         26,129             1,929            36,820            25,685
  Contract surrenders .....................         (9,720)             (352)          (20,795)           (1,897)
  Participant transfers to other
    funding options .......................         (9,717)           (3,922)           (2,984)             (161)
  Other payments to participants ..........             --                --                --                --
                                                 ---------         ---------         ---------         ---------

    Net increase (decrease) in net assets
      resulting from unit transactions ....         59,318            12,239            84,929            33,382
                                                 ---------         ---------         ---------         ---------

      Net increase (decrease) in net assets         49,427            12,350            51,587            33,624

NET ASSETS:
    Beginning of year .....................         12,350                --            33,624                --
                                                 ---------         ---------         ---------         ---------
    End of year ...........................      $  61,777         $  12,350         $  85,211         $  33,624
                                                 =========         =========         =========         =========

                        See Notes to Financial Statements
                                      -35-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                   ZERO COUPON BOND FUND PORTFOLIO           U.S. GOVERNMENT SECURITIES
                                                            SERIES 2005                              PORTFOLIO
                                                   -------------------------------         -------------------------------
                                                       2002                2001                2002                2001
                                                   -----------         -----------         -----------         -----------
OPERATIONS:
  Net investment income (loss) ............        $   182,263         $    70,086         $   191,720         $    80,154
  Realized gain (loss) ....................             52,811              19,858              62,222              54,345
  Change in unrealized gain (loss)
    on investments ........................            (13,919)             15,057              90,122              (5,978)
                                                   -----------         -----------         -----------         -----------

    Net increase (decrease) in net assets
      resulting from operations ...........            221,155             105,001             344,064             128,521
                                                   -----------         -----------         -----------         -----------

UNIT TRANSACTIONS:
  Participant premium payments ............             22,731             141,560             695,453             308,590
  Participant transfers from other
    funding options .......................            137,277             389,096             964,684             503,692
  Contract surrenders .....................           (123,736)            (61,457)           (302,887)           (212,087)
  Participant transfers to other
    funding options .......................           (137,554)           (107,547)           (366,558)         (1,062,259)
  Other payments to participants ..........                 --                  --             (14,679)                 --
                                                   -----------         -----------         -----------         -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ....           (101,282)            361,652             976,013            (462,064)
                                                   -----------         -----------         -----------         -----------

      Net increase (decrease) in net assets            119,873             466,653           1,320,077            (333,543)

NET ASSETS:
    Beginning of year .....................          2,218,365           1,751,712           2,350,083           2,683,626
                                                   -----------         -----------         -----------         -----------
    End of year ...........................        $ 2,338,238         $ 2,218,365         $ 3,670,160         $ 2,350,083
                                                   ===========         ===========         ===========         ===========

                                                          UTILITIES PORTFOLIO
                                                   -------------------------------
                                                       2002                2001
                                                   -----------         -----------
OPERATIONS:
  Net investment income (loss) ............        $    18,018         $     4,468
  Realized gain (loss) ....................            (25,192)             18,549
  Change in unrealized gain (loss)
    on investments ........................            (98,244)           (138,741)
                                                   -----------         -----------

    Net increase (decrease) in net assets
      resulting from operations ...........           (105,418)           (115,724)
                                                   -----------         -----------

UNIT TRANSACTIONS:
  Participant premium payments ............             68,164              70,698
  Participant transfers from other
    funding options .......................             18,873             102,347
  Contract surrenders .....................            (37,961)            (56,786)
  Participant transfers to other
    funding options .......................            (39,305)            (84,879)
  Other payments to participants ..........                 --                  --
                                                   -----------         -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ....              9,771              31,380
                                                   -----------         -----------

      Net increase (decrease) in net assets            (95,647)            (84,344)

NET ASSETS:
    Beginning of year .....................            354,811             439,155
                                                   -----------         -----------
    End of year ...........................        $   259,164         $   354,811
                                                   ===========         ===========

                        See Notes to Financial Statements
                                      -36-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                      AIM CAPITAL APPRECIATION
                                                             PORTFOLIO                        ALLIANCE GROWTH PORTFOLIO
                                                   -------------------------------         -------------------------------
                                                       2002                2001                2002                2001
                                                   -----------         -----------         -----------         -----------
OPERATIONS:
  Net investment income (loss) ............        $   (24,119)        $   (29,037)        $   (15,341)        $   (50,738)
  Realized gain (loss) ....................           (292,137)            786,198            (490,554)          1,002,485
  Change in unrealized gain (loss)
    on investments ........................           (487,862)         (1,736,331)         (2,192,200)         (2,058,715)
                                                   -----------         -----------         -----------         -----------

    Net increase (decrease) in net assets
      resulting from operations ...........           (804,118)           (979,170)         (2,698,095)         (1,106,968)
                                                   -----------         -----------         -----------         -----------

UNIT TRANSACTIONS:
  Participant premium payments ............            409,560             571,119           1,129,192           1,262,793
  Participant transfers from other
    funding options .......................            136,028             385,473             176,910           1,377,821
  Contract surrenders .....................           (430,443)           (348,272)           (772,458)           (686,149)
  Participant transfers to other
    funding options .......................           (182,666)           (255,694)           (471,788)           (464,686)
  Other payments to participants ..........                  9                (386)            (40,501)             (1,452)
                                                   -----------         -----------         -----------         -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ....            (67,512)            352,240              21,355           1,488,327
                                                   -----------         -----------         -----------         -----------

      Net increase (decrease) in net assets           (871,630)           (626,930)         (2,676,740)            381,359

NET ASSETS:
    Beginning of year .....................          3,183,847           3,810,777           7,809,933           7,428,574
                                                   -----------         -----------         -----------         -----------
    End of year ...........................        $ 2,312,217         $ 3,183,847         $ 5,133,193         $ 7,809,933
                                                   ===========         ===========         ===========         ===========

                                                                                              PUTNAM DIVERSIFIED INCOME
                                                      MFS TOTAL RETURN PORTFOLIO                      PORTFOLIO
                                                   -------------------------------         -------------------------------
                                                       2002                2001               2002                 2001
                                                   -----------         -----------         -----------         -----------
OPERATIONS:
  Net investment income (loss) ............        $   263,299         $    46,424         $    56,560         $     2,528
  Realized gain (loss) ....................            163,351              91,514                (335)             (1,584)
  Change in unrealized gain (loss)
    on investments ........................           (600,603)           (147,834)            (45,893)               (326)
                                                   -----------         -----------         -----------         -----------

    Net increase (decrease) in net assets
      resulting from operations ...........           (173,953)             (9,896)             10,332                 618
                                                   -----------         -----------         -----------         -----------

UNIT TRANSACTIONS:
  Participant premium payments ............            877,427             461,757              66,414              19,929
  Participant transfers from other
    funding options .......................          1,815,261             605,126             127,994              55,025
  Contract surrenders .....................           (517,318)           (179,415)            (19,975)             (3,672)
  Participant transfers to other
    funding options .......................           (231,650)            (65,814)             (1,491)               (807)
  Other payments to participants ..........               (117)                 --                  --                  --
                                                   -----------         -----------         -----------         -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ....          1,943,603             821,654             172,942              70,475
                                                   -----------         -----------         -----------         -----------

      Net increase (decrease) in net assets          1,769,650             811,758             183,274              71,093

NET ASSETS:
    Beginning of year .....................          3,117,255           2,305,497              71,856                 763
                                                   -----------         -----------         -----------         -----------
    End of year ...........................        $ 4,886,905         $ 3,117,255         $   255,130         $    71,856
                                                   ===========         ===========         ===========         ===========

                        See Notes to Financial Statements
                                      -37-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                  SMITH BARNEY AGGRESSIVE GROWTH         SMITH BARNEY HIGH INCOME
                                                            PORTFOLIO                           PORTFOLIO
                                                  ------------------------------       ---------------------------
                                                      2002              2001              2002              2001
                                                   ---------         ---------         ---------         ---------
OPERATIONS:
  Net investment income (loss) ............        $  (3,000)        $    (683)        $ 154,290         $  56,678
  Realized gain (loss) ....................          (58,987)             (437)          (36,278)          (25,647)
  Change in unrealized gain (loss)
    on investments ........................          (83,751)            3,806          (145,279)          (56,539)
                                                   ---------         ---------         ---------         ---------

    Net increase (decrease) in net assets
      resulting from operations ...........         (145,738)            2,686           (27,267)          (25,508)
                                                   ---------         ---------         ---------         ---------

UNIT TRANSACTIONS:
  Participant premium payments ............          325,621           147,788           135,371           125,338
  Participant transfers from other
    funding options .......................          157,227           223,848            46,782           172,600
  Contract surrenders .....................          (64,600)          (14,179)          (83,316)          (69,049)
  Participant transfers to other
    funding options .......................         (182,266)           (5,376)          (49,202)          (33,946)
  Other payments to participants ..........               --                --           (11,672)               --
                                                   ---------         ---------         ---------         ---------

    Net increase (decrease) in net assets
      resulting from unit transactions ....          235,982           352,081            37,963           194,943
                                                   ---------         ---------         ---------         ---------

      Net increase (decrease) in net assets           90,244           354,767            10,696           169,435

NET ASSETS:
    Beginning of year .....................          354,767                --           638,650           469,215
                                                   ---------         ---------         ---------         ---------
    End of year ...........................        $ 445,011         $ 354,767         $ 649,346         $ 638,650
                                                   =========         =========         =========         =========

                                                   SMITH BARNEY INTERNATIONAL ALL
                                                        CAP GROWTH PORTFOLIO
                                                   ------------------------------
                                                       2002              2001
                                                    ---------         ---------
OPERATIONS:
  Net investment income (loss) ............         $     110         $      --
  Realized gain (loss) ....................              (203)               (1)
  Change in unrealized gain (loss)
    on investments ........................            (1,806)               (6)
                                                    ---------         ---------

    Net increase (decrease) in net assets
      resulting from operations ...........            (1,899)               (7)
                                                    ---------         ---------

UNIT TRANSACTIONS:
  Participant premium payments ............             9,622               269
  Participant transfers from other
    funding options .......................             9,467               576
  Contract surrenders .....................            (1,682)              (52)
  Participant transfers to other
    funding options .......................              (160)               --
  Other payments to participants ..........                --                --
                                                    ---------         ---------

    Net increase (decrease) in net assets
      resulting from unit transactions ....            17,247               793
                                                    ---------         ---------

      Net increase (decrease) in net assets            15,348               786

NET ASSETS:
    Beginning of year .....................               786                --
                                                    ---------         ---------
    End of year ...........................         $  16,134         $     786
                                                    =========         =========

                        See Notes to Financial Statements
                                      -38-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                      SMITH BARNEY LARGE CAP VALUE           SMITH BARNEY LARGE CAPITALIZATION
                                                               PORTFOLIO                             GROWTH PORTFOLIO
                                                   ---------------------------------         ---------------------------------
                                                       2002                 2001                 2002                 2001
                                                   ------------         ------------         ------------         ------------
OPERATIONS:
  Net investment income (loss) ............        $     53,172         $      7,816         $     (1,474)        $     (1,529)
  Realized gain (loss) ....................             (63,375)              50,436              (15,949)              (3,109)
  Change in unrealized gain (loss)
    on investments ........................            (496,163)            (208,199)             (84,626)              (7,560)
                                                   ------------         ------------         ------------         ------------

    Net increase (decrease) in net assets
      resulting from operations ...........            (506,366)            (149,947)            (102,049)             (12,198)
                                                   ------------         ------------         ------------         ------------

UNIT TRANSACTIONS:
  Participant premium payments ............             267,157              374,467              153,705              114,956
  Participant transfers from other
    funding options .......................             211,033              270,793              103,948              186,304
  Contract surrenders .....................            (208,290)            (267,391)             (60,661)             (31,003)
  Participant transfers to other
    funding options .......................             (91,089)             (49,787)             (51,118)              (7,349)
  Other payments to participants ..........             (34,883)                  --                   --                   --
                                                   ------------         ------------         ------------         ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ....             143,928              328,082              145,874              262,908
                                                   ------------         ------------         ------------         ------------

      Net increase (decrease) in net assets            (362,438)             178,135               43,825              250,710

NET ASSETS:
    Beginning of year .....................           1,804,036            1,625,901              340,713               90,003
                                                   ------------         ------------         ------------         ------------
    End of year ...........................        $  1,441,598         $  1,804,036         $    384,538         $    340,713
                                                   ============         ============         ============         ============

                                                      EMERGING GROWTH PORTFOLIO -            EQUITY INCOME PORTFOLIO - INITIAL
                                                            CLASS I SHARES                                 CLASS
                                                   ---------------------------------         ---------------------------------
                                                       2002                 2001                 2002                 2001
                                                   ------------         ------------         ------------         ------------
OPERATIONS:
  Net investment income (loss) ............        $       (294)        $        (45)        $     93,036         $     96,866
  Realized gain (loss) ....................              (2,182)                 (39)              93,650              495,013
  Change in unrealized gain (loss)
    on investments ........................             (17,629)                (354)          (2,046,509)          (1,208,363)
                                                   ------------         ------------         ------------         ------------

    Net increase (decrease) in net assets
      resulting from operations ...........             (20,105)                (438)          (1,859,823)            (616,484)
                                                   ------------         ------------         ------------         ------------

UNIT TRANSACTIONS:
  Participant premium payments ............              29,369               13,229            1,016,159            1,208,473
  Participant transfers from other
    funding options .......................              45,629               10,952            1,123,965            1,125,578
  Contract surrenders .....................              (8,947)                (760)          (1,113,823)          (1,132,525)
  Participant transfers to other
    funding options .......................              (1,672)              (4,199)            (529,933)            (391,476)
  Other payments to participants ..........                  --                   --               (2,178)             (23,730)
                                                   ------------         ------------         ------------         ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ....              64,379               19,222              494,190              786,320
                                                   ------------         ------------         ------------         ------------

      Net increase (decrease) in net assets              44,274               18,784           (1,365,633)             169,836

NET ASSETS:
    Beginning of year .....................              18,784                   --           10,856,131           10,686,295
                                                   ------------         ------------         ------------         ------------
    End of year ...........................        $     63,058         $     18,784         $  9,490,498         $ 10,856,131
                                                   ============         ============         ============         ============

                        See Notes to Financial Statements
                                      -39-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                                                              HIGH INCOME PORTFOLIO - INITIAL
                                                    GROWTH PORTFOLIO - INITIAL CLASS                       CLASS
                                                   ---------------------------------         ---------------------------------
                                                       2002                 2001                 2002                 2001
                                                   ------------         ------------         ------------         ------------
OPERATIONS:
  Net investment income (loss) ............        $    (57,454)        $   (102,883)        $    175,265         $    256,884
  Realized gain (loss) ....................            (633,670)             749,663             (242,068)            (293,494)
  Change in unrealized gain (loss)
    on investments ........................          (3,504,401)          (4,042,191)             105,458             (229,143)
                                                   ------------         ------------         ------------         ------------

    Net increase (decrease) in net assets
      resulting from operations ...........          (4,195,525)          (3,395,411)              38,655             (265,753)
                                                   ------------         ------------         ------------         ------------

UNIT TRANSACTIONS:
  Participant premium payments ............           1,542,501            1,951,244              263,756              361,177
  Participant transfers from other
    funding options .......................             291,158              559,700               58,833              198,349
  Contract surrenders .....................          (1,444,946)          (1,581,530)            (293,224)            (269,690)
  Participant transfers to other
    funding options .......................            (821,612)          (2,077,294)            (151,071)            (445,948)
  Other payments to participants ..........              (7,155)             (14,902)              (1,497)              (2,182)
                                                   ------------         ------------         ------------         ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ....            (440,054)          (1,162,782)            (123,203)            (158,294)
                                                   ------------         ------------         ------------         ------------

      Net increase (decrease) in net assets          (4,635,579)          (4,558,193)             (84,548)            (424,047)

NET ASSETS:
    Beginning of year .....................          13,875,454           18,433,647            1,803,255            2,227,302
                                                   ------------         ------------         ------------         ------------
    End of year ...........................        $  9,239,875         $ 13,875,454         $  1,718,707         $  1,803,255
                                                   ============         ============         ============         ============

                                                   ASSET MANAGER PORTFOLIO - INITIAL
                                                                CLASS
                                                   ---------------------------------
                                                       2002                 2001
                                                   ------------         ------------
OPERATIONS:
  Net investment income (loss) ............        $    133,705         $    164,362
  Realized gain (loss) ....................            (139,480)               8,474
  Change in unrealized gain (loss)
    on investments ........................            (400,961)            (409,220)
                                                   ------------         ------------

    Net increase (decrease) in net assets
      resulting from operations ...........            (406,736)            (236,384)
                                                   ------------         ------------

UNIT TRANSACTIONS:
  Participant premium payments ............             415,388              487,150
  Participant transfers from other
    funding options .......................              94,144              171,308
  Contract surrenders .....................            (524,114)            (498,099)
  Participant transfers to other
    funding options .......................            (406,257)            (305,430)
  Other payments to participants ..........                  --              (12,545)
                                                   ------------         ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ....            (420,839)            (157,616)
                                                   ------------         ------------

      Net increase (decrease) in net assets            (827,575)            (394,000)

NET ASSETS:
    Beginning of year .....................           4,471,731            4,865,731
                                                   ------------         ------------
    End of year ...........................        $  3,644,156         $  4,471,731
                                                   ============         ============

                        See Notes to Financial Statements
                                      -40-

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                    CONTRAFUND(R) PORTFOLIO - SERVICE
                                                                  CLASS                                      COMBINED
                                                   -----------------------------------         -----------------------------------
                                                         2002                 2001                  2002                  2001
                                                   -------------         -------------         -------------         -------------
OPERATIONS:
  Net investment income (loss) ............        $        (327)        $        (115)        $   1,906,843         $   1,041,474
  Realized gain (loss) ....................               (2,647)                  (82)           (4,380,613)            4,892,958
  Change in unrealized gain (loss)
    on investments ........................               (5,762)                 (575)          (18,589,782)          (19,863,202)
                                                   -------------         -------------         -------------         -------------

    Net increase (decrease) in net assets
      resulting from operations ...........               (8,736)                 (772)          (21,063,552)          (13,928,770)
                                                   -------------         -------------         -------------         -------------

UNIT TRANSACTIONS:
  Participant premium payments ............               68,490                   250            22,721,151            23,150,974
  Participant transfers from other
    funding options .......................               67,657                43,703            13,733,934            17,100,397
  Contract surrenders .....................              (16,318)               (1,799)          (13,535,251)          (11,735,834)
  Participant transfers to other
    funding options .......................              (36,211)                  (30)          (14,497,421)          (18,365,699)
  Other payments to participants ..........                   --                    --              (134,596)             (178,038)
                                                   -------------         -------------         -------------         -------------

    Net increase (decrease) in net assets
      resulting from unit transactions ....               83,618                42,124             8,287,817             9,971,800
                                                   -------------         -------------         -------------         -------------

      Net increase (decrease) in net assets               74,882                41,352           (12,775,735)           (3,956,970)

NET ASSETS:
    Beginning of year .....................               41,352                    --           112,219,902           116,176,872
                                                   -------------         -------------         -------------         -------------
    End of year ...........................        $     116,234         $      41,352         $  99,444,167         $ 112,219,902
                                                   =============         =============         =============         =============

                        See Notes to Financial Statements
                                      -41-

                          NOTES TO FINANCIAL STATEMENTS

1.    SIGNIFICANT ACCOUNTING POLICIES

The  Travelers  Fund UL for Variable  Life  Insurance  ("Fund UL") is a separate account of The Travelers  Insurance Company ("The Company"),  an indirect wholly owned  subsidiary  of  Citigroup  Inc.,  and is  available  for funding  certain variable life insurance  contracts issued by The Company.  Fund UL is registered under the  Investment  Company  Act of 1940,  as amended,  as a unit  investment trust.  The  Company  interest  in the net assets of Fund UL was  $1,614,912  at
December 31, 2002.  Fund UL is comprised of InVest,  The  Travelers  MarketLife,
Travelers Variable  Survivorship Life, Travelers Variable  Survivorship Life II,
The  Travelers  Variable  Life  Accumulator  and  The  Travelers  Variable  Life
products.

Participant premium payments applied to Fund UL are invested in one or more sub-accounts in accordance with the selection made by the owner. As of December
31, 2002, the investments comprising Fund UL were:

     Capital Appreciation Fund, Massachusetts business trust, Affiliate of The
       Company
     Dreyfus Stock Index Fund, Maryland business trust
     High Yield Bond Trust, Massachusetts business trust, Affiliate of The
       Company
     Managed Assets Trust, Massachusetts business trust, Affiliate of The
       Company
     Money Market Portfolio, Massachusetts business trust, Affiliate of The
       Company
     Alliance Variable Product Series Fund, Inc., Maryland business trust
         Premier Growth Portfolio - Class B
     American Funds Insurance Series (Formerly American Variable Insurance
       Series), Massachusetts business trust
         Global Growth Fund - Class 2
         Growth Fund - Class 2
         Growth-Income Fund - Class 2
     Ayco Series Trust, Massachusetts business trust
         Ayco Growth Fund
     CitiStreet Funds, Inc., Massachusetts business trust, Affiliate of The
       Company
         CitiStreet Diversified Bond Fund - Class I (formerly CitiStreet
           Diversified Bond Fund)
         CitiStreet International Stock Fund - Class I (formerly CitiStreet
           International Stock Fund)
         CitiStreet Large Company Stock Fund - Class I (formerly CitiStreet
           Large Company Stock Fund)
         CitiStreet Small Company Stock Fund - Class I (formerly CitiStreet
           Small Company Stock Fund)
     Credit Suisse Trust (Formerly Credit Suisse Warburg Pincus Trust),
       Massachusetts business trust
         Credit Suisse Emerging Markets Portfolio (Formerly Credit Suisse Trust
           Emerging Markets Portfolio)
     Deutsche Asset Management VIT Funds, Massachusetts business trust
         EAFE(R) Equity Index Fund
         Small Cap Index Fund
     Dreyfus Variable Investment Fund, Maryland business trust
         Small Cap Portfolio - Initial Shares
     Franklin Templeton Variable Insurance Products Trust, Massachusetts
       business trust
         Franklin Small Cap Fund - Class 2
         Templeton Global Asset Allocation Fund - Class 1 (Formerly Templeton
           Asset Strategy Fund - Class 1)
         Templeton Global Income Securities Fund - Class 1
         Templeton Growth Securities Fund - Class 1
     Greenwich Street Series Fund, Massachusetts business trust, Affiliate of
       The Company
         Equity Index Portfolio - Class I Shares
         Fundamental Value Portfolio
     Janus Aspen Series, Delaware business trust
         Aggressive Growth Portfolio - Service Shares
         Global Technology Portfolio - Service Shares
         Worldwide Growth Portfolio - Service Shares
     PIMCO Variable Insurance Trust, Massachusetts business trust
         Total Return Portfolio - Administrative Class (Formerly Total Return
           Bond Portfolio)
     Pioneer Variable Contracts Trust, Massachusetts business trust
         Pioneer Mid-Cap Value VCT Portfolio - Class II Shares

                                      -42-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

1.    SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

      Putnam Variable Trust, Massachusetts business trust
          Putnam VT International Growth Fund - Class IB Shares
          Putnam VT Small Cap Value Fund - Class IB Shares
          Putnam VT Voyager II Fund - Class IB Shares
      The Travelers Series Trust, Massachusetts business trust, Affiliate of The
        Company
          Convertible Securities Portfolio (Formerly Convertible Bond Portfolio)
          Equity Income Portfolio
          Large Cap Portfolio
          MFS Mid Cap Growth Portfolio
          Zero Coupon Bond Fund Portfolio Series 2005
          U.S. Government Securities Portfolio
          Utilities Portfolio
      Travelers Series Fund Inc., Maryland business trust, Affiliate of The
        Company
          AIM Capital Appreciation Portfolio
          Alliance Growth Portfolio
          MFS Total Return Portfolio
          Putnam Diversified Income Portfolio
          Smith Barney Aggressive Growth Portfolio
          Smith Barney High Income Portfolio
          Smith Barney International All Cap Growth Portfolio
          Smith Barney Large Cap Value Portfolio
          Smith Barney Large Capitalization Growth Portfolio
      Van Kampen Life Investment Trust, Delaware business trust
          Emerging Growth Portfolio - Class I Shares (Formerly Emerging Growth
            Portfolio)
      Variable Insurance Products Fund, Massachusetts business trust
          Equity Income Portfolio - Initial Class
          Growth Portfolio - Initial Class
          High Income Portfolio - Initial Class
      Variable Insurance Products Fund II, Massachusetts business trust
          Asset Manager Portfolio - Initial Class
          Contrafund(R) Portfolio - Service Class

Not all funds may be available in all states or to all contract owners.

Effective  April 27,  2001,  the assets of  Intermediate-Term  Bond of  American
Odyssey  Funds,  Inc. were  combined  with the assets of Long-Term  Bond Fund of
American Odyssey Funds, Inc. (currently the CitiStreet  Diversified Bond Fund of
CitiStreet  Funds,  Inc.).  At the  effective  date,  Fund UL held 294 shares of
Intermediate-Term  Bond  Fund  having  a  market  value of  $2,922,  which  were exchanged for 266 shares of CitiStreet Diversified Bond Fund equal in value.

Effective April 27, 2001, the assets of Global  High-Yield Bond Fund of American
Odyssey  Funds,  Inc. were  combined  with the assets of Long-Term  Bond Fund of
American Odyssey Funds, Inc. (currently the CitiStreet  Diversified Bond Fund of
CitiStreet  Funds,  Inc.).  At the  effective  date,  Fund UL held 411 shares of
Global  High-Yield  Bond  Fund  having a  market  value of  $3,262,  which  were exchanged for 297 shares of CitiStreet Diversified Bond Fund equal in value.

The  following  is a summary of  significant  accounting  policies  consistently followed by Fund UL in the preparation of its financial statements.

SECURITY  VALUATION.  Investments  are valued  daily at the net asset values per share of the underlying funds.

SECURITY  TRANSACTIONS.  Security  transactions  are  accounted for on the trade date. Income from dividends and realized gain (loss) distributions, are recorded on the ex-distribution date.

                                      -43-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

1.    SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

      FEDERAL  INCOME TAXES.  The operations of Fund UL form a part of the total operations  of The  Company and are not taxed  separately.  The Company is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code").  Under existing  federal income tax law, no taxes are payable on the investment income of Fund UL. Fund UL is not taxed as a
      "regulated investment company" under Subchapter M of the Code.

      FINANCIAL  HIGHLIGHTS.  In 2001, Fund UL adopted the financial  highlights disclosure  recommended  by the American  Institute  of  Certified  Public
      Accountants  Audit Guide for Investment  Companies  ("AICPA  Guide").  The
      AICPA Guide allows for the  prospective  application  of this  disclosure, which will ultimately  display a five year period.  It is comprised of the units,  unit values,  investment  income ratio,  expense  ratios and total returns  for each  sub-account.  Since each  sub-account  offers  multiple contract charges,  certain information is provided in the form of a range.
      The range  information  may reflect varying time periods if assets did not exist with all contract  charge options of the  sub-account for the entire year.

      OTHER.  The  preparation  of  financial   statements  in  conformity  with
      accounting  principles  generally accepted in the United States of America requires  management  to make  estimates and  assumptions  that affect the reported  amounts of assets and  liabilities  and disclosure of contingent assets and  liabilities  at the date of the financial  statements  and the reported  amounts of revenues and expenses  during the  reporting  period.
      Actual results could differ from those estimates.

2.    INVESTMENTS

      The aggregate  costs of purchases  and proceeds from sales of  investments were  $30,483,403  and  $19,516,186,  respectively,  for  the  year  ended
      December 31, 2002. Realized gains and losses from investment  transactions are reported on an average cost basis. The cost of investments in eligible funds was $131,594,727 at December 31, 2002. Gross unrealized appreciation for all  investments at December 31, 2002 was $447,900.  Gross  unrealized depreciation for all investments at December 31, 2002 was $32,594,210.

3.    CONTRACT CHARGES

      Insurance  charges are paid for the mortality and expense risks assumed by
      The  Company  and  administrative  charges  are  paid  for  administrative expenses.  Each business day, The Company  deducts a mortality and expense risk charge and, in some cases, an  administrative  expense charge,  which are reflected in the calculation of unit values. The mortality and expense risk charge equals a maximum, on an annual basis, of 0.85%, of the amounts held in each variable  funding  option.  The  administrative  charge which applies to Price II (as defined below) equals,  on an annual basis,  0.10%
      of the amounts held in each variable  funding option for the first fifteen policy years only.

      For price I contracts (all InVest contracts,  MarketLife  contracts issued prior to July 12, 1995, and MarketLife  contracts  issued on or after July
      12, 1995 where state  approval  for Enhanced  MarketLife  had not yet been received),  the insurance charges are 0.60%. Price II contracts are broken down into three  categories:  for all  MarketLife  contracts  issued on or after July 12,  1995,  and prior to May 1, 1998 where state  approval  for
      Enhanced MarketLife has been received, the insurance charges are 0.80% for the first fifteen  policy years,  then 0.45%  thereafter;  for  MarketLife contracts  issued  after  May 1,  1998 in  states  that had  approved  the mortality and expense  reduction,  the insurance charges are 0.80% for the first fifteen policy years,  then 0.25%  thereafter;  and for all Variable
      Survivorship  Life  and  Variable  Survivorship  Life  II  contracts,  the insurance charges are 0.80% for the first fifteen policy years, then 0.35%
      thereafter.   For  Price  III  contracts  (all  Travelers   Variable  Life
      Accumulator  contracts),  the  insurance  charges  are 0.65% for the first fifteen policy years, then 0.20%  thereafter.  For Price IV contracts (all
      Travelers  Variable Life contracts),  the insurance  charges are 0.85% for the first fifteen policy years, then 0.20% thereafter.

      The  Company  receives  contingent  surrender  charges  on full or partial contract  surrenders.  Such  charges  are  computed  by  applying  various percentages to premiums  and/or stated  contract  amounts (as described in
      the   prospectus).   The  Company   received   $263,853  and  $242,478  in
      satisfaction  of such  contingent  surrender  charges  for the years ended
      December 31, 2002 and 2001, respectively.

                                      -44-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

4.    NET CONTRACT OWNERS' EQUITY

                                                                            DECEMBER 31, 2002
                                                                -----------------------------------------
                                                                                  UNIT            NET
                                                                   UNITS         VALUE          ASSETS
                                                                ---------        ------      ------------
Capital Appreciation Fund
  Price I .............................................           983,508        $2.824        $2,777,068
  Price II ............................................         1,979,800         2.762         5,467,079
  Price III ...........................................           148,948         0.424            63,225
  Price IV ............................................           188,228         0.422            79,494

Dreyfus Stock Index Fund
  Price I .............................................           594,060         2.045         1,214,599
  Price II ............................................         3,062,063         2.000         6,122,760
  Price III ...........................................           200,953         0.612           122,886
  Price IV ............................................            61,443         0.608            37,385

High Yield Bond Trust .................................            35,673         3.141           112,047

Managed Assets Trust
  Price I .............................................           570,044         3.091         1,762,056
  Price II ............................................           332,936         3.023         1,006,471
  Price III ...........................................             3,590         0.820             2,945
  Price IV ............................................           137,867         0.816           112,518

Money Market Portfolio
  Price I .............................................           894,355         1.855         1,658,966
  Price II ............................................         4,673,020         1.814         8,477,312
  Price III ...........................................           830,222         1.069           887,646
  Price IV ............................................         1,543,028         1.064         1,641,468

Alliance Variable Product Series Fund, Inc.
  Premier Growth Portfolio - Class B
    Price II ..........................................                --         0.609                --
    Price III .........................................            32,186         0.600            19,318
    Price IV ..........................................           105,377         0.598            63,037

American Funds Insurance Series
  Global Growth Fund - Class 2
    Price II ..........................................            28,028         0.759            21,263
    Price III .........................................            20,161         0.755            15,213
    Price IV ..........................................            63,364         0.752            47,653
  Growth Fund - Class 2
    Price II ..........................................            89,671         0.655            58,763
    Price III .........................................            87,971         0.653            57,477
    Price IV ..........................................           309,927         0.651           201,815
  Growth-Income Fund - Class 2
    Price II ..........................................           179,781         0.778           139,861
    Price III .........................................            45,620         0.795            36,264
    Price IV ..........................................           266,181         0.792           210,882

Ayco Series Trust
  Ayco Growth Fund
    Price II ..........................................               343         0.604               207
    Price III .........................................                --         0.604                --
    Price IV ..........................................            69,222         0.602            41,672

                                      -45-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

4.    NET CONTRACT OWNERS' EQUITY (CONTINUED)

                                                                            DECEMBER 31, 2002
                                                                -----------------------------------------
                                                                                  UNIT            NET
                                                                   UNITS         VALUE          ASSETS
                                                                ---------        ------      ------------
CitiStreet Funds, Inc.
  CitiStreet Diversified Bond Fund - Class I
    Price I ...........................................             9,331        $1.839        $   17,158
  CitiStreet International Stock Fund - Class I
    Price I ...........................................            54,952         1.168            64,179
  CitiStreet Large Company Stock Fund - Class I
    Price I ...........................................            19,252         1.371            26,396
  CitiStreet Small Company Stock Fund - Class I
    Price I ...........................................           162,548         1.508           245,076

Credit Suisse Trust
  Credit Suisse Emerging Markets Portfolio
    Price II ..........................................               622         0.768               477
    Price III .........................................             2,862         0.785             2,245
    Price IV ..........................................            16,365         0.782            12,797

Deutsche Asset Management VIT Funds
  EAFE(R) Equity Index Fund
    Price I ...........................................            13,725         0.550             7,542
    Price II ..........................................           327,452         0.544           178,165
    Price III .........................................            24,953         0.517            12,896
    Price IV ..........................................            74,711         0.514            38,419
  Small Cap Index Fund
    Price I ...........................................            96,374         0.869            83,749
    Price II ..........................................           464,366         0.860           399,407
    Price III .........................................            25,876         0.750            19,418
    Price IV ..........................................            90,004         0.747            67,202

Dreyfus Variable Investment Fund
  Small Cap Portfolio - Initial Shares
    Price II ..........................................            32,931         0.778            25,622
    Price III .........................................            85,760         0.783            67,145
    Price IV ..........................................           212,933         0.780           166,156

Franklin Templeton Variable Insurance Products Trust
  Franklin Small Cap Fund - Class 2
    Price II ..........................................            26,560         0.660            17,530
    Price III .........................................            10,461         0.668             6,992
    Price IV ..........................................            89,692         0.666            59,749
  Templeton Global Asset Allocation Fund - Class 1
    Price I ...........................................         1,087,463         1.722         1,873,073
    Price II ..........................................           902,168         1.684         1,519,702
  Templeton Global Income Securities Fund - Class 1
    Price I ...........................................           153,240         1.530           234,505
    Price II ..........................................           320,613         1.497           479,849
  Templeton Growth Securities Fund - Class 1
    Price I ...........................................         2,129,878         1.782         3,795,950
    Price II ..........................................         2,727,943         1.743         4,754,807
    Price III .........................................               519         0.828               430
    Price IV ..........................................            10,809         0.824             8,906

                                      -46-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

4.    NET CONTRACT OWNERS' EQUITY (CONTINUED)

                                                                            DECEMBER 31, 2002
                                                                -----------------------------------------
                                                                                  UNIT            NET
                                                                   UNITS         VALUE          ASSETS
                                                                ---------        ------      ------------
Greenwich Street Series Fund
  Equity Index Portfolio - Class I Shares
    Price I ...........................................            45,262        $0.676        $   30,610
    Price II ..........................................           357,178         0.669           239,085
    Price III .........................................            28,328         0.614            17,405
    Price IV ..........................................         3,258,949         0.611         1,992,284
  Fundamental Value Portfolio
    Price I ...........................................           142,019         1.673           237,571
    Price II ..........................................         1,108,142         1.637         1,814,429
    Price III .........................................           138,564         0.828           114,687
    Price IV ..........................................           491,407         0.824           404,679

Janus Aspen Series
  Aggressive Growth Portfolio - Service Shares
    Price I ...........................................           149,056         0.290            43,287
    Price II ..........................................           376,668         0.288           108,609
    Price III .........................................            17,104         0.285             4,872
    Price IV ..........................................            90,172         0.283            25,559
  Global Technology Portfolio - Service Shares
    Price I ...........................................           121,901         0.247            30,081
    Price II ..........................................           166,858         0.245            40,885
    Price III .........................................               941         0.244               229
    Price IV ..........................................            70,632         0.242            17,123
  Worldwide Growth Portfolio - Service Shares
    Price I ...........................................            42,764         0.455            19,471
    Price II ..........................................           336,967         0.452           152,343
    Price III .........................................            24,598         0.465            11,442
    Price IV ..........................................           132,910         0.463            61,513

PIMCO Variable Insurance Trust
  Total Return Portfolio - Administrative Class
    Price II ..........................................           119,979         1.130           135,603
    Price III .........................................            83,376         1.149            95,799
    Price IV ..........................................           330,243         1.145           378,183

Pioneer Variable Contracts Trust
  Pioneer Mid-Cap Value VCT Portfolio - Class II Shares
    Price I ...........................................                --         0.836                --
    Price II ..........................................                --         0.834                --
    Price III .........................................            24,521         0.835            20,482
    Price IV ..........................................            26,193         0.834            21,844

Putnam Variable Trust
  Putnam VT International Growth Fund - Class IB Shares
    Price II ..........................................             3,181         0.735             2,338
    Price III .........................................            33,316         0.710            23,650
    Price IV ..........................................           127,838         0.707            90,445
  Putnam VT Small Cap Value Fund - Class IB Shares
    Price I ...........................................                --         0.757                --
    Price II ..........................................                --         0.755                --
    Price III .........................................             2,962         0.756             2,240
    Price IV ..........................................            65,658         0.755            49,575

                                      -47-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

4.    NET CONTRACT OWNERS' EQUITY (CONTINUED)

                                                                            DECEMBER 31, 2002
                                                                -----------------------------------------
                                                                                  UNIT            NET
                                                                   UNITS         VALUE          ASSETS
                                                                ---------        ------      ------------
Putnam Variable Trust (continued)
  Putnam VT Voyager II Fund - Class IB Shares
    Price II ..........................................                --        $0.570        $       --
    Price III .........................................             2,098         0.577             1,211
    Price IV ..........................................            18,032         0.575            10,370

The Travelers Series Trust
  Convertible Securities Portfolio
    Price II ..........................................             2,175         0.885             1,924
    Price III .........................................            12,623         0.881            11,122
    Price IV ..........................................            32,037         0.878            28,132
  Equity Income Portfolio
    Price II ..........................................            51,800         0.802            41,568
    Price III .........................................            95,417         0.814            77,633
    Price IV ..........................................           283,437         0.811           229,842
  Large Cap Portfolio
    Price II ..........................................             4,399         0.677             2,976
    Price III .........................................             9,096         0.680             6,181
    Price IV ..........................................            77,697         0.677            52,620
  MFS Mid Cap Growth Portfolio
    Price II ..........................................             5,726         0.402             2,304
    Price III .........................................            25,366         0.401            10,177
    Price IV ..........................................           181,882         0.400            72,730
  Zero Coupon Bond Fund Portfolio Series 2005
    Price I ...........................................         1,106,824         1.615         1,787,453
    Price II ..........................................           335,701         1.580           530,515
    Price III .........................................                --         1.264                --
    Price IV ..........................................            16,114         1.258            20,270
  U.S. Government Securities Portfolio
    Price I ...........................................           474,509         1.834           870,218
    Price II ..........................................         1,317,498         1.794         2,363,004
    Price III .........................................           153,802         1.295           199,218
    Price IV ..........................................           184,450         1.289           237,720
  Utilities Portfolio
    Price I ...........................................            75,450         1.299            98,028
    Price II ..........................................           126,812         1.271           161,136

Travelers Series Fund Inc.
  AIM Capital Appreciation Portfolio
    Price I ...........................................           218,525         1.002           219,048
    Price II ..........................................         2,041,443         0.982         2,004,667
    Price III .........................................            25,992         0.468            12,162
    Price IV ..........................................           163,975         0.466            76,340
  Alliance Growth Portfolio
    Price I ...........................................           403,952         1.341           541,704
    Price II ..........................................         3,264,170         1.312         4,281,418
    Price III .........................................           236,089         0.473           111,549
    Price IV ..........................................           422,295         0.470           198,522
  MFS Total Return Portfolio
    Price I ...........................................           225,147         1.832           412,432
    Price II ..........................................         2,062,858         1.792         3,696,581
    Price III .........................................           197,808         1.055           208,616
    Price IV ..........................................           542,509         1.049           569,276

                                      -48-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

4.    NET CONTRACT OWNERS' EQUITY (CONTINUED)

                                                                            DECEMBER 31, 2002
                                                                -----------------------------------------
                                                                                  UNIT            NET
                                                                   UNITS         VALUE          ASSETS
                                                                ---------        ------      ------------
Travelers Series Fund Inc. (continued)
  Putnam Diversified Income Portfolio
    Price I ...........................................            88,485        $1.092        $   96,594
    Price II ..........................................            62,704         1.082            67,820
    Price III .........................................             5,880         1.077             6,332
    Price IV ..........................................            78,754         1.071            84,384
  Smith Barney Aggressive Growth Portfolio
    Price II ..........................................            12,355         0.612             7,559
    Price III .........................................           187,993         0.641           120,592
    Price IV ..........................................           495,629         0.639           316,860
  Smith Barney High Income Portfolio
    Price I ...........................................            23,640         1.082            25,587
    Price II ..........................................           428,401         1.060           454,121
    Price III .........................................            44,510         0.852            37,938
    Price IV ..........................................           155,293         0.848           131,700
  Smith Barney International All Cap Growth Portfolio
    Price II ..........................................                --         0.612                --
    Price III .........................................             1,674         0.586               980
    Price IV ..........................................            25,956         0.584            15,154
  Smith Barney Large Cap Value Portfolio
    Price I ...........................................           106,114         1.322           140,279
    Price II ..........................................           819,301         1.294         1,060,000
    Price III .........................................            99,664         0.759            75,651
    Price IV ..........................................           219,359         0.755           165,668
  Smith Barney Large Capitalization Growth Portfolio
    Price I ...........................................            50,182         0.568            28,504
    Price II ..........................................           330,885         0.564           186,624
    Price III .........................................            17,561         0.570            10,016
    Price IV ..........................................           280,878         0.567           159,394

Van Kampen Life Investment Trust
  Emerging Growth Portfolio - Class I Shares
    Price II ..........................................                --         0.568                --
    Price III .........................................            17,838         0.555             9,902
    Price IV ..........................................            96,084         0.553            53,156

Variable Insurance Products Fund
  Equity Income Portfolio - Initial Class
    Price I ...........................................         1,969,964         1.953         3,846,958
    Price II ..........................................         2,914,143         1.910         5,565,447
    Price III .........................................            56,018         0.854            47,852
    Price IV ..........................................            35,580         0.850            30,241
  Growth Portfolio - Initial Class
    Price I ...........................................         2,278,867         1.753         3,994,487
    Price II ..........................................         3,015,338         1.714         5,168,885
    Price III .........................................           100,278         0.485            48,644
    Price IV ..........................................            57,719         0.483            27,859
  High Income Portfolio - Initial Class
    Price I ...........................................           733,758         1.077           790,317
    Price II ..........................................           876,223         1.053           922,977
    Price III .........................................                --         0.730                --
    Price IV ..........................................             7,449         0.727             5,413

                                      -49-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

4.    NET CONTRACT OWNERS' EQUITY (CONTINUED)

                                                                            DECEMBER 31, 2002
                                                                -----------------------------------------
                                                                                  UNIT            NET
                                                                   UNITS         VALUE          ASSETS
                                                                ---------        ------      ------------
Variable Insurance Products Fund II
  Asset Manager Portfolio - Initial Class
    Price I ...........................................         1,722,618        $1.523      $  2,623,168
    Price II ..........................................           598,250         1.489           890,937
    Price III .........................................           133,130         0.830           110,506
    Price IV ..........................................            23,665         0.826            19,545
  Contrafund(R) Portfolio - Service Class
    Price II ..........................................            17,446         0.850            14,821
    Price III .........................................            37,833         0.862            32,596
    Price IV ..........................................            80,139         0.859            68,817
                                                                                             ------------

Net Contract Owners' Equity ...........................                                      $ 99,444,167
                                                                                             ============

                                      -50-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

5.    STATEMENT OF INVESTMENTS

                                                                                   FOR THE YEAR ENDED DECEMBER 31, 2002
                                                                     --------------------------------------------------------------
INVESTMENTS                                                             NO. OF          MARKET           COST OF          PROCEEDS
                                                                        SHARES           VALUE          PURCHASES        FROM SALES
                                                                     -----------      -----------      -----------      -----------
CAPITAL APPRECIATION FUND (8.4%)
    Total (Cost $12,340,598)                                             188,995      $ 8,387,598      $ 1,369,813      $ 2,132,704
                                                                     -----------      -----------      -----------      -----------

DREYFUS STOCK INDEX FUND (7.5%)
    Total (Cost $10,156,894)                                             333,704        7,498,323        1,436,785        1,807,458
                                                                     -----------      -----------      -----------      -----------

HIGH YIELD BOND TRUST (0.1%)
    Total (Cost $126,673)                                                 13,817          112,055           39,341            9,487
                                                                     -----------      -----------      -----------      -----------

MANAGED ASSETS TRUST (2.9%)
    Total (Cost $3,816,650)                                              218,501        2,884,215        1,100,029        2,535,379
                                                                     -----------      -----------      -----------      -----------

MONEY MARKET PORTFOLIO (12.7%)
    Total (Cost $12,662,117)                                          12,662,117       12,662,117        7,932,953        2,824,859
                                                                     -----------      -----------      -----------      -----------

ALLIANCE VARIABLE PRODUCT SERIES FUND, INC. (0.1%)
  Premier Growth Portfolio - Class B
    Total (Cost $102,217)                                                  4,764           82,363          100,464           10,805
                                                                     -----------      -----------      -----------      -----------

AMERICAN FUNDS INSURANCE SERIES (0.8%)
  Global Growth Fund - Class 2 (Cost $89,395)                              7,433           84,137           84,242            8,487
  Growth Fund - Class 2 (Cost $358,224)                                    9,555          318,082          353,610           33,104
  Growth-Income Fund - Class 2 (Cost $433,040)                            15,166          387,042          403,728           29,596
                                                                     -----------      -----------      -----------      -----------
    Total (Cost $880,659)                                                 32,154          789,261          841,580           71,187
                                                                     -----------      -----------      -----------      -----------

AYCO SERIES TRUST (0.0%)
  Ayco Growth Fund
    Total (Cost $43,119)                                                   6,298           41,883           46,455            3,260
                                                                     -----------      -----------      -----------      -----------

CITISTREET FUNDS, INC. (0.4%)
  CitiStreet Diversified Bond Fund - Class I (Cost $16,143)                1,484           17,159            1,958            2,959
  CitiStreet International Stock Fund - Class I (Cost $100,415)            6,924           64,183           13,202            8,012
  CitiStreet Large Company Stock Fund - Class I (Cost $46,419)             3,146           26,398            4,710           25,188
  CitiStreet Small Company Stock Fund - Class I (Cost $371,222)           28,801          245,092           24,619           48,771
                                                                     -----------      -----------      -----------      -----------
    Total (Cost $534,199)                                                 40,355          352,832           44,489           84,930
                                                                     -----------      -----------      -----------      -----------

CREDIT SUISSE TRUST (0.0%)
  Credit Suisse Emerging Markets Portfolio
    Total (Cost $17,004)                                                   2,086           15,520           15,953            3,789
                                                                     -----------      -----------      -----------      -----------

DEUTSCHE ASSET MANAGEMENT VIT FUNDS (0.8%)
  EAFE(R) Equity Index Fund (Cost $333,017)                               36,637          237,044           76,744           34,308
  Small Cap Index Fund (Cost $701,440)                                    67,436          569,831          562,174          158,994
                                                                     -----------      -----------      -----------      -----------
    Total (Cost $1,034,457)                                              104,073          806,875          638,918          193,302
                                                                     -----------      -----------      -----------      -----------

DREYFUS VARIABLE INVESTMENT FUND (0.3%)
  Small Cap Portfolio - Initial Shares
    Total (Cost $299,077)                                                  9,118          258,945          308,323           29,851
                                                                     -----------      -----------      -----------      -----------

                                      -51-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

5.    STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                      FOR THE YEAR ENDED DECEMBER 31, 2002
                                                                           --------------------------------------------------------
                                                                              NO. OF        MARKET         COST OF        PROCEEDS
                                                                              SHARES         VALUE        PURCHASES      FROM SALES
                                                                           -----------    -----------    -----------    -----------
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (12.8%)
  Franklin Small Cap Fund - Class 2 (Cost $96,596)                               6,636    $    84,279    $    93,149    $    11,103
  Templeton Global Asset Allocation Fund - Class 1 (Cost $4,412,515)           232,560      3,393,046        368,583        719,070
  Templeton Global Income Securities Fund - Class 1 (Cost $632,861)             52,262        714,416        248,700        175,999
  Templeton Growth Securities Fund - Class 1 (Cost $12,520,193)                987,406      8,560,809      1,253,871      1,124,100
                                                                           -----------    -----------    -----------    -----------
    Total (Cost $17,662,165)                                                 1,278,864     12,752,550      1,964,303      2,030,272
                                                                           -----------    -----------    -----------    -----------

GREENWICH STREET SERIES FUND (4.9%)
  Equity Index Portfolio - Class I Shares (Cost $2,821,280)                    106,473      2,279,595        508,804        211,603
  Fundamental Value Portfolio (Cost $3,239,906)                                176,621      2,571,604        857,768        468,183
                                                                           -----------    -----------    -----------    -----------
    Total (Cost $6,061,186)                                                    283,094      4,851,199      1,366,572        679,786
                                                                           -----------    -----------    -----------    -----------

JANUS ASPEN SERIES (0.5%)
  Aggressive Growth Portfolio - Service Shares (Cost $301,527)                  11,674        182,343         76,386         30,462
  Global Technology Portfolio - Service Shares (Cost $155,367)                  36,650         88,326         49,942          8,199
  Worldwide Growth Portfolio - Service Shares (Cost $364,145)                   11,685        244,793        133,369        110,081
                                                                           -----------    -----------    -----------    -----------
    Total (Cost $821,039)                                                       60,009        515,462        259,697        148,742
                                                                           -----------    -----------    -----------    -----------

PIMCO VARIABLE INSURANCE TRUST (0.6%)
  Total Return Portfolio - Administrative Class
    Total (Cost $598,022)                                                       59,593        609,640        583,510         66,238
                                                                           -----------    -----------    -----------    -----------

PIONEER VARIABLE CONTRACTS TRUST (0.1%)
  Pioneer Mid-Cap Value VCT Portfolio - Class II Shares
    Total (Cost $41,154)                                                         2,848         42,328         42,592          1,429
                                                                           -----------    -----------    -----------    -----------

PUTNAM VARIABLE TRUST (0.2%)
  Putnam VT International Growth Fund - Class IB Shares (Cost $129,224)         11,529        116,443        147,636         21,161
  Putnam VT Small Cap Value Fund - Class IB Shares (Cost $55,600)                4,262         51,820         64,481          8,077
  Putnam VT Voyager II Fund - Class IB Shares (Cost $12,765)                     3,309         11,582         15,973          2,921
                                                                           -----------    -----------    -----------    -----------
    Total (Cost $197,589)                                                       19,100        179,845        228,090         32,159
                                                                           -----------    -----------    -----------    -----------

THE TRAVELERS SERIES TRUST (6.8%)
  Convertible Securities Portfolio (Cost $44,020)                                4,259         41,182         58,454         19,657
  Equity Income Portfolio (Cost $378,492)                                       27,378        349,073        328,756         72,287
  Large Cap Portfolio (Cost $68,997)                                             5,823         61,782         82,491         23,150
  MFS Mid Cap Growth Portfolio (Cost $110,700)                                  16,976         85,219        107,176         22,726
  Zero Coupon Bond Fund Portfolio Series 2005 (Cost $2,163,707)                197,501      2,338,411        354,625        246,806
  U.S. Government Securities Portfolio (Cost $3,492,650)                       279,337      3,670,483      1,695,380        503,765
  Utilities Portfolio (Cost $419,623)                                           28,992        259,186         89,384         61,595
                                                                           -----------    -----------    -----------    -----------
    Total (Cost $6,678,189)                                                    560,266      6,805,336      2,716,266        949,986
                                                                           -----------    -----------    -----------    -----------

TRAVELERS SERIES FUND INC. (15.6%)
  AIM Capital Appreciation Portfolio (Cost $4,076,378)                         297,229      2,312,439        345,723        437,367
  Alliance Growth Portfolio (Cost $9,322,920)                                  421,830      5,133,675        795,664        789,723
  MFS Total Return Portfolio (Cost $5,409,098)                                 343,696      4,887,364      2,862,898        477,335
  Putnam Diversified Income Portfolio (Cost $301,379)                           30,815        255,152        252,438         22,919
  Smith Barney Aggressive Growth Portfolio (Cost $524,995)                      49,231        445,050        453,840        220,840
  Smith Barney High Income Portfolio (Cost $957,756)                           103,739        649,407        310,969        118,700
  Smith Barney International All Cap Growth Portfolio (Cost $17,948)             1,836         16,135         18,768          1,409
  Smith Barney Large Cap Value Portfolio (Cost $2,051,538)                     109,057      1,441,733        435,135        238,027
  Smith Barney Large Capitalization Growth Portfolio (Cost $482,377)            39,484        384,574        222,765         78,354
                                                                           -----------    -----------    -----------    -----------
    Total (Cost $23,144,389)                                                 1,396,917     15,525,529      5,698,200      2,384,674
                                                                           -----------    -----------    -----------    -----------

                                      -52-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

5.    STATEMENT OF INVESTMENTS (CONTINUED)

                                                                           FOR THE YEAR ENDED DECEMBER 31, 2002
                                                                --------------------------------------------------------
                                                                   NO. OF        MARKET         COST OF       PROCEEDS
                                                                   SHARES         VALUE        PURCHASES     FROM SALES
                                                                -----------    -----------    -----------    -----------
VAN KAMPEN LIFE INVESTMENT TRUST (0.1%)
  Emerging Growth Portfolio - Class I Shares
    Total (Cost $81,047)                                              3,303    $    63,063    $    75,267    $    11,179
                                                                -----------    -----------    -----------    -----------

VARIABLE INSURANCE PRODUCTS FUND (20.6%)
  Equity Income Portfolio - Initial Class (Cost $11,508,343)        522,649      9,491,303      1,819,410      1,000,982
  Growth Portfolio - Initial Class (Cost $15,412,091)               394,226      9,240,650        889,778      1,387,396
  High Income Portfolio - Initial Class (Cost $2,791,226)           289,857      1,718,851        380,678        328,585
                                                                -----------    -----------    -----------    -----------
    Total (Cost $29,711,660)                                      1,206,732     20,450,804      3,089,866      2,716,963
                                                                -----------    -----------    -----------    -----------

VARIABLE INSURANCE PRODUCTS FUND II (3.8%)
  Asset Manager Portfolio - Initial Class (Cost $4,462,041)         285,838      3,644,430        443,441        730,550
  Contrafund(R) Portfolio - Service Class (Cost $122,582)             6,444        116,244        140,496         57,197
                                                                -----------    -----------    -----------    -----------
    Total (Cost $4,584,623)                                         292,282      3,760,674        583,937        787,747
                                                                -----------    -----------    -----------    -----------

TOTAL INVESTMENTS (100%)
  (COST $131,594,727)                                                          $99,448,417    $30,483,403    $19,516,186
                                                                               ===========    ===========    ===========

                                      -53-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

6.    FINANCIAL HIGHLIGHTS

                                                 YEAR            UNIT VALUE      NET    INVESTMENT  EXPENSE RATIO     TOTAL RETURN
                                                 ENDED  UNITS    LOWEST TO     ASSETS     INCOME      LOWEST TO        LOWEST TO
                                                DEC 31  (000s)   HIGHEST ($)   ($000s)   RATIO (%)    HIGHEST (%)     HIGHEST (%)*
                                                ------  ------  -------------  -------  ----------  -------------  -----------------
CAPITAL APPRECIATION FUND                        2002    3,300  0.422 - 2.824    8,387        1.60    0.60 - 0.90  (25.83) - (25.53)
                                                 2001    3,492  0.569 - 3.792   12,455        0.48    0.60 - 0.90   (26.74) - (7.77)

DREYFUS STOCK INDEX FUND                         2002    3,919  0.608 - 2.045    7,498        1.32    0.60 - 0.90  (23.05) - (22.80)
                                                 2001    4,189  0.790 - 2.649   10,483        1.09    0.60 - 0.90     (12.96) - 2.59

HIGH YIELD BOND TRUST                            2002       36          3.141      112       15.68           0.60               3.94
                                                 2001       31          3.022       94        6.04           0.60               8.90

MANAGED ASSETS TRUST                             2002    1,044  0.816 - 3.091    2,884        5.69    0.60 - 0.90    (9.43) - (9.14)
                                                 2001    1,587  0.901 - 3.402    5,212        2.64    0.60 - 0.90    (5.95) - (2.27)

MONEY MARKET PORTFOLIO                           2002    7,941  1.064 - 1.855   12,665        1.36    0.60 - 0.90        0.50 - 0.76
                                                 2001    4,615  1.058 - 1.841    7,558        3.59    0.60 - 0.90        2.12 - 3.20
ALLIANCE VARIABLE PRODUCT SERIES FUND, INC.
  Premier Growth Portfolio - Class B             2002      138  0.598 - 0.600       82          --    0.65 - 0.85  (31.42) - (31.35)
                                                 2001       17  0.872 - 0.874       14          --    0.65 - 0.85   (13.32) - (4.17)
AMERICAN FUNDS INSURANCE SERIES
  Global Growth Fund - Class 2                   2002      112  0.752 - 0.759       84        0.70    0.65 - 0.90   (15.41) - (6.41)
                                                 2001       16  0.889 - 0.890       14          --    0.65 - 0.85    (2.09) - (1.87)

  Growth Fund - Class 2                          2002      488  0.651 - 0.655      318        0.05    0.65 - 0.90  (25.09) - (18.63)
                                                 2001       50  0.869 - 0.871       43          --    0.65 - 0.85      (5.23) - 2.11

  Growth-Income Fund - Class 2                   2002      492  0.778 - 0.795      387        1.67    0.65 - 0.90  (19.10) - (17.06)
                                                 2001       65  0.979 - 0.980       63          --    0.65 - 0.85    (4.11) - (2.68)
AYCO SERIES TRUST
  Ayco Growth Fund                               2002       70  0.602 - 0.604       42        0.64    0.85 - 0.90  (27.32) - (23.31)
CITISTREET FUNDS, INC.
  CitiStreet Diversified Bond Fund - Class I     2002        9          1.839       17        4.35           0.60               8.30
                                                 2001       10          1.698       17        4.25           0.60               6.26

  CitiStreet International Stock Fund - Class I  2002       55          1.168       64        0.62           0.60            (22.75)
                                                 2001       53          1.512       80        1.03           0.60            (21.94)

  CitiStreet Large Company Stock Fund - Class I  2002       19          1.371       26        0.62           0.60            (23.32)
                                                 2001       31          1.788       55        0.84           0.60            (16.25)

  CitiStreet Small Company Stock Fund - Class I  2002      163          1.508      245        0.51           0.60            (24.14)
                                                 2001      176          1.988      351        0.04           0.60               0.96
CREDIT SUISSE TRUST
  Credit Suisse Emerging Markets Portfolio       2002       20  0.768 - 0.785       16        0.28    0.65 - 0.90     (12.33) - 5.21
                                                 2001        6          0.892        5          --           0.85              18.62
DEUTSCHE ASSET MANAGEMENT VIT FUNDS
  EAFE(R) Equity Index Fund                      2002      441  0.514 - 0.550      237        1.54    0.60 - 0.90  (22.29) - (21.99)
                                                 2001      371  0.661 - 0.705      258          --    0.60 - 0.90   (25.37) - (6.11)

  Small Cap Index Fund                           2002      677  0.747 - 0.869      570        0.90    0.60 - 0.90  (21.32) - (21.07)
                                                 2001      295  0.948 - 1.101      315        0.89    0.60 - 0.90      (3.66) - 1.47
DREYFUS VARIABLE INVESTMENT FUND
  Small Cap Portfolio - Initial Shares           2002      332  0.778 - 0.783      259        0.05    0.65 - 0.90  (19.84) - (13.27)
                                                 2001       23  0.973 - 0.974       23        0.41    0.65 - 0.85        0.93 - 3.51

                                      -54-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

6.    FINANCIAL HIGHLIGHTS (CONTINUED)

                                                 YEAR            UNIT VALUE      NET    INVESTMENT  EXPENSE RATIO     TOTAL RETURN
                                                 ENDED  UNITS    LOWEST TO     ASSETS     INCOME      LOWEST TO        LOWEST TO
                                                DEC 31  (000s)   HIGHEST ($)   ($000s)   RATIO (%)    HIGHEST (%)     HIGHEST (%)*
                                                ------  ------  -------------  -------  ----------  -------------  -----------------
FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST
  Franklin Small Cap Fund - Class 2              2002      127  0.660 - 0.668       84        0.26    0.65 - 0.90  (29.30) - (22.44)
                                                 2001       18  0.942 - 0.943       17          --    0.65 - 0.85        0.86 - 5.37
  Templeton Global Asset Allocation Fund
    - Class 1                                    2002    1,990  1.684 - 1.722    3,393        1.97    0.60 - 0.90    (5.07) - (4.76)
                                                 2001    2,221  1.774 - 1.808    3,984        1.44    0.60 - 0.90  (10.49) - (10.27)
  Templeton Global Income Securities
    Fund - Class 1                               2002      474  1.497 - 1.530      714        1.08    0.60 - 0.90      20.34 - 20.66
                                                 2001      421  1.244 - 1.268      526        3.60    0.60 - 0.90        1.63 - 1.93
  Templeton Growth Securities Fund - Class 1     2002    4,869  0.824 - 1.782    8,560        2.37    0.60 - 0.90  (19.04) - (18.82)
                                                 2001    4,999  1.017 - 2.195   10,849        2.00    0.60 - 0.90    (1.87) - (0.39)
GREENWICH STREET SERIES FUND
  Equity Index Portfolio - Class I Shares        2002    3,690  0.611 - 0.676    2,279        2.35    0.60 - 0.90  (22.93) - (22.65)
                                                 2001    3,325  0.792 - 0.874    2,656        0.30    0.60 - 0.90     (12.94) - 0.13
  Fundamental Value Portfolio                    2002    1,880  0.824 - 1.673    2,571        1.08    0.60 - 0.90  (22.01) - (21.75)
                                                 2001    1,661  1.055 - 2.138    2,986        0.69    0.60 - 0.90    (6.86) - (1.77)
JANUS ASPEN SERIES
  Aggressive Growth Portfolio - Service Shares   2002      633  0.283 - 0.290      182          --    0.60 - 0.90  (28.89) - (28.57)
                                                 2001      485  0.398 - 0.406      196          --    0.60 - 0.90  (41.15) - (31.73)
  Global Technology Portfolio - Service Shares   2002      360  0.242 - 0.247       88          --    0.60 - 0.90  (41.55) - (41.19)
                                                 2001      208  0.414 - 0.420       87        0.62    0.60 - 0.90  (37.83) - (28.13)
  Worldwide Growth Portfolio - Service Shares    2002      537  0.452 - 0.465      245        0.62    0.60 - 0.90  (26.38) - (26.19)
                                                 2001      487  0.614 - 0.630      300        0.29    0.60 - 0.90   (23.35) - (8.19)
PIMCO VARIABLE INSURANCE TRUST
  Total Return Portfolio - Administrative Class  2002      534  1.130 - 1.149      610        4.05    0.65 - 0.90        4.82 - 8.40
                                                 2001       75  1.059 - 1.060       80        1.95    0.65 - 0.85        2.32 - 5.05
PIONEER VARIABLE CONTRACTS TRUST
  Pioneer Mid-Cap Value VCT Portfolio -
    Class II Shares                              2002       51  0.834 - 0.835       42          --    0.65 - 0.85   (10.90) - (8.74)
PUTNAM VARIABLE TRUST
  Putnam VT International Growth Fund -
    Class IB Shares                              2002      164  0.707 - 0.735      116        0.60    0.65 - 0.90   (18.45) - (5.04)
                                                 2001        5  0.867 - 0.868        4          --    0.65 - 0.85      (5.25) - 1.88
  Putnam VT Small Cap Value Fund - Class
    IB Shares                                    2002       69  0.755 - 0.756       52          --    0.65 - 0.85  (18.71) - (12.00)
  Putnam VT Voyager II Fund - Class IB Shares    2002       20  0.575 - 0.577       12          --    0.65 - 0.85  (31.71) - (28.68)
THE TRAVELERS SERIES TRUST
  Convertible Securities Portfolio               2002       47  0.878 - 0.885       41       10.72    0.65 - 0.90      (7.77) - 5.86
                                                 2001        7  0.952 - 0.953        6        4.57    0.65 - 0.85    (1.14) - (1.04)
  Equity Income Portfolio                        2002      431  0.802 - 0.814      349        1.61    0.65 - 0.90   (14.63) - (7.71)
                                                 2001      135  0.950 - 0.952      128        2.99    0.65 - 0.85    (7.41) - (2.66)
  Large Cap Portfolio                            2002       91  0.677 - 0.680       62        0.88    0.65 - 0.90  (23.50) - (19.21)
                                                 2001       14  0.885 - 0.886       12        1.23    0.65 - 0.85        0.45 - 4.00
  MFS Mid Cap Growth Portfolio                   2002      213  0.400 - 0.402       85          --    0.65 - 0.90   (49.24) - (1.95)
                                                 2001       43  0.788 - 0.789       34          --    0.65 - 0.85   (11.76) - (9.83)

                                      -55-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

6.    FINANCIAL HIGHLIGHTS (CONTINUED)

                                                 YEAR            UNIT VALUE      NET    INVESTMENT  EXPENSE RATIO     TOTAL RETURN
                                                 ENDED  UNITS    LOWEST TO     ASSETS     INCOME      LOWEST TO        LOWEST TO
                                                DEC 31  (000s)   HIGHEST ($)   ($000s)   RATIO (%)    HIGHEST (%)     HIGHEST (%)*
                                                ------  ------  -------------  -------  ----------  -------------  -----------------
THE TRAVELERS SERIES TRUST (CONTINUED)
  Zero Coupon Bond Fund
    Portfolio Series 2005                        2002    1,459  1.258 - 1.615    2,338        8.61    0.60 - 0.90       9.80 - 10.16
                                                 2001    1,524  1.145 - 1.466    2,218        4.18    0.60 - 0.90        3.43 - 5.77
  U.S. Government Securities Portfolio           2002    2,130  1.289 - 1.834    3,670        7.59    0.60 - 0.90      12.62 - 12.93
                                                 2001    1,510  1.144 - 1.624    2,350        4.05    0.60 - 0.90        4.09 - 5.18
  Utilities Portfolio                            2002      202  1.271 - 1.299      259        7.20    0.60 - 0.90  (30.81) - (30.65)
                                                 2001      191  1.837 - 1.873      355        1.82    0.60 - 0.90  (23.71) - (23.46)
TRAVELERS SERIES FUND INC.
  AIM Capital Appreciation Portfolio             2002    2,450  0.466 - 1.002    2,312          --    0.60 - 0.90  (24.58) - (24.38)
                                                 2001    2,479  0.617 - 1.325    3,184          --    0.60 - 0.90   (24.43) - (4.33)
  Alliance Growth Portfolio                      2002    4,327  0.470 - 1.341    5,133        0.61    0.60 - 0.90  (34.17) - (33.94)
                                                 2001    4,156  0.714 - 2.031    7,810        0.19    0.60 - 0.90   (14.13) - (4.53)
  MFS Total Return Portfolio                     2002    3,028  1.049 - 1.832    4,887        7.97    0.60 - 0.90    (6.13) - (5.80)
                                                 2001    1,810  1.117 - 1.945    3,117        2.66    0.60 - 0.90      (0.88) - 3.13
  Putnam Diversified Income Portfolio            2002      236  1.071 - 1.092      255       30.97    0.60 - 0.90        4.40 - 5.18
                                                 2001       70  1.021 - 1.031       72       13.78    0.65 - 0.90        2.20 - 3.31
  Smith Barney Aggressive Growth Portfolio       2002      696  0.612 - 0.641      445          --    0.65 - 0.90  (33.23) - (33.16)
                                                 2001      371  0.916 - 0.959      355          --    0.65 - 0.90      (8.84) - 0.11
  Smith Barney High Income Portfolio             2002      652  0.848 - 1.082      649       25.54    0.60 - 0.90    (4.16) - (3.82)
                                                 2001      605  0.884 - 1.125      639       11.78    0.60 - 0.90   (11.95) - (4.34)
  Smith Barney International All Cap
    Growth Portfolio                             2002       28  0.584 - 0.586       16        2.10    0.65 - 0.85  (26.26) - (26.10)
                                                 2001        1  0.792 - 0.793        1          --    0.65 - 0.85      (6.04) - 1.54
  Smith Barney Large Cap Value Portfolio         2002    1,244  0.755 - 1.322    1,442        4.08    0.60 - 0.90  (26.06) - (25.86)
                                                 2001    1,109  1.021 - 1.783    1,804        1.34    0.60 - 0.90    (9.00) - (1.16)
  Smith Barney Large Capitalization
    Growth Portfolio                             2002      680  0.564 - 0.570      385        0.44    0.60 - 0.90  (25.49) - (25.26)
                                                 2001      449  0.756 - 0.763      341          --    0.60 - 0.90     (13.40) - 2.56
VAN KAMPEN LIFE INVESTMENT TRUST
  Emerging Growth Portfolio - Class I Shares     2002      114  0.553 - 0.555       63        0.23    0.65 - 0.85  (33.05) - (32.97)
                                                 2001       23  0.826 - 0.828       19          --    0.65 - 0.85      (8.93) - 8.66
VARIABLE INSURANCE PRODUCTS FUND
  Equity Income Portfolio - Initial Class        2002    4,976  0.850 - 1.953    9,490        1.70    0.60 - 0.90  (17.67) - (17.42)
                                                 2001    4,674  1.032 - 2.365   10,856        1.69    0.60 - 0.90    (6.69) - (0.58)
  Growth Portfolio - Initial Class               2002    5,452  0.483 - 1.753    9,240        0.26    0.60 - 0.90  (30.75) - (30.52)
                                                 2001    5,665  0.696 - 2.523   13,875        0.08    0.60 - 0.90   (18.40) - (4.90)
  High Income Portfolio - Initial Class          2002    1,617  0.727 - 1.077    1,719       10.75    0.60 - 0.90        2.43 - 2.77
                                                 2001    1,741  0.709 - 1.048    1,803       13.36    0.60 - 0.90   (12.51) - (7.32)

                                      -56-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

6.    FINANCIAL HIGHLIGHTS (CONTINUED)

                                                 YEAR            UNIT VALUE      NET    INVESTMENT  EXPENSE RATIO     TOTAL RETURN
                                                 ENDED  UNITS    LOWEST TO     ASSETS     INCOME      LOWEST TO        LOWEST TO
                                                DEC 31  (000s)   HIGHEST ($)   ($000s)   RATIO (%)    HIGHEST (%)     HIGHEST (%)*
                                                ------  ------  -------------  -------  ----------  -------------  -----------------
VARIABLE INSURANCE PRODUCTS FUND II
  Asset Manager Portfolio - Initial Class        2002    2,478  0.826 - 1.523    3,644        4.03    0.60 - 0.90    (9.54) - (9.24)
                                                 2001    2,718  0.913 - 1.678    4,472        4.27    0.60 - 0.90      (4.97) - 1.33
  Contrafund(R) Portfolio - Service Class        2002      135  0.850 - 0.862      116        0.38    0.65 - 0.90   (11.92) - (9.93)
                                                 2001       43  0.956 - 0.957       41          --    0.65 - 0.85             (1.85)

* Total  return  lowest and  highest  range  displayed  is  calculated  from the beginning  of the fiscal year to the end of the fiscal year except  where a unit value  inception date occurred  during the course of the current fiscal year. In this case, the inception date unit value is used in the computation.

                                      -57-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

7.    SCHEDULE OF UNITS FOR FUND UL
      FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                     CAPITAL APPRECIATION FUND                        DREYFUS STOCK INDEX FUND
                                                 ----------------------------------              ----------------------------------
                                                    2002                    2001                    2002                    2001
                                                 ----------              ----------              ----------              ----------
Units beginning of year ............              3,491,797               3,548,576               4,188,900               3,695,829
Units purchased and transferred from
  other funding options ............                918,350                 965,022                 936,932               1,501,846
Units redeemed and transferred to
  other funding options ............             (1,109,663)             (1,021,801)             (1,207,313)             (1,008,775)
                                                 ----------              ----------              ----------              ----------
Units end of year ..................              3,300,484               3,491,797               3,918,519               4,188,900
                                                 ==========              ==========              ==========              ==========

                                                        HIGH YIELD BOND TRUST
                                                 ----------------------------------
                                                    2002                     2001
                                                 ----------              ----------
Units beginning of year ............                 31,158                  30,916
Units purchased and transferred from
  other funding options ............                  8,473                   3,569
Units redeemed and transferred to
  other funding options ............                 (3,958)                 (3,327)
                                                 ----------              ----------
Units end of year ..................                 35,673                  31,158
                                                 ==========              ==========

                                                        MANAGED ASSETS TRUST                           MONEY MARKET PORTFOLIO
                                                 ----------------------------------              ----------------------------------
                                                    2002                    2001                    2002                    2001
                                                 ----------              ----------              ----------              ----------
Units beginning of year ............              1,587,483               1,639,071               4,614,925               3,206,545
Units purchased and transferred from
  other funding options ............                433,255                 196,867               7,200,647               7,886,635
Units redeemed and transferred to
  other funding options ............               (976,301)               (248,455)             (3,874,947)             (6,478,255)
                                                 ----------              ----------              ----------              ----------
Units end of year ..................              1,044,437               1,587,483               7,940,625               4,614,925
                                                 ==========              ==========              ==========              ==========

                                                     PREMIER GROWTH PORTFOLIO -
                                                               CLASS B
                                                 ----------------------------------
                                                    2002                     2001
                                                 ----------              ----------
Units beginning of year ............                 16,600                      --
Units purchased and transferred from
  other funding options ............                145,919                  18,385
Units redeemed and transferred to
  other funding options ............                (24,956)                 (1,785)
                                                 ----------              ----------
Units end of year ..................                137,563                  16,600
                                                 ==========              ==========

                                                    GLOBAL GROWTH FUND - CLASS 2                       GROWTH FUND - CLASS 2
                                                 ----------------------------------              ----------------------------------
                                                    2002                    2001                    2002                    2001
                                                 ----------              ----------              ----------              ----------
Units beginning of year ............                 16,277                      --                  49,719                      --
Units purchased and transferred from
  other funding options ............                109,158                  51,957                 516,993                  57,359
Units redeemed and transferred to
  other funding options ............                (13,882)                (35,680)                (79,143)                 (7,640)
                                                 ----------              ----------              ----------              ----------
Units end of year ..................                111,553                  16,277                 487,569                  49,719
                                                 ==========              ==========              ==========              ==========

                                                    GROWTH-INCOME FUND - CLASS 2
                                                 ----------------------------------
                                                    2002                     2001
                                                 ----------              ----------
Units beginning of year ............                 64,876                      --
Units purchased and transferred from
  other funding options ............                475,288                  70,629
Units redeemed and transferred to
  other funding options ............                (48,582)                 (5,753)
                                                 ----------              ----------
Units end of year ..................                491,582                  64,876
                                                 ==========              ==========

                                                                                                 CITISTREET DIVERSIFIED BOND FUND -
                                                           AYCO GROWTH FUND                                      CLASS I
                                                 ----------------------------------              ----------------------------------
                                                    2002                    2001                    2002                    2001
                                                 ----------              ----------              ----------              ----------
Units beginning of year ............                     --                      --                  10,261                   5,803
Units purchased and transferred from
  other funding options ............                 73,563                      --                     894                   4,781
Units redeemed and transferred to
  other funding options ............                 (3,998)                     --                  (1,824)                   (323)
                                                 ----------              ----------              ----------              ----------
Units end of year ..................                 69,565                      --                   9,331                  10,261
                                                 ==========              ==========              ==========              ==========

                                                   CITISTREET INTERNATIONAL STOCK
                                                            FUND - CLASS I
                                                 ----------------------------------
                                                    2002                     2001
                                                 ----------              ----------
Units beginning of year ............                 53,149                  84,847
Units purchased and transferred from
  other funding options ............                  9,430                   9,885
Units redeemed and transferred to
  other funding options ............                 (7,627)                (41,583)
                                                 ----------              ----------
Units end of year ..................                 54,952                  53,149
                                                 ==========              ==========

                                      -58-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

7.    SCHEDULE OF UNITS FOR FUND UL
      FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001 (CONTINUED)

                                                   CITISTREET LARGE COMPANY STOCK                  CITISTREET SMALL COMPANY STOCK
                                                           FUND - CLASS I                                 FUND - CLASS I
                                                 ----------------------------------              ----------------------------------
                                                    2002                    2001                    2002                    2001
                                                 ----------              ----------              ----------              ----------
Units beginning of year ............                 31,000                  32,573                 176,289                 184,328
Units purchased and transferred from
  other funding options ............                  3,166                   4,212                  16,878                  24,653
Units redeemed and transferred to
  other funding options ............                (14,914)                 (5,785)                (30,619)                (32,692)
                                                 ----------              ----------              ----------              ----------
Units end of year ..................                 19,252                  31,000                 162,548                 176,289
                                                 ==========              ==========              ==========              ==========

                                                       GLOBAL HIGH-YIELD BOND FUND
                                                  ----------------------------------
                                                     2002                     2001
                                                  ----------              ----------
Units beginning of year ............                      --                   2,626
Units purchased and transferred from
  other funding options ............                      --                      25
Units redeemed and transferred to
  other funding options ............                      --                  (2,651)
                                                  ----------              ----------
Units end of year ..................                      --                      --
                                                  ==========              ==========

                                                                                                  CREDIT SUISSE EMERGING MARKETS
                                                     INTERMEDIATE-TERM BOND FUND                             PORTFOLIO
                                                 ----------------------------------              ----------------------------------
                                                    2002                    2001                    2002                    2001
                                                 ----------              ----------              ----------              ----------
Units beginning of year ............                     --                   2,039                   5,990                      --
Units purchased and transferred from
  other funding options ............                     --                      90                  17,922                   6,606
Units redeemed and transferred to
  other funding options ............                     --                  (2,129)                 (4,063)                   (616)
                                                 ----------              ----------              ----------              ----------
Units end of year ..................                     --                      --                  19,849                   5,990
                                                 ==========              ==========              ==========              ==========

                                                      EAFE(R) EQUITY INDEX FUND
                                                 ----------------------------------
                                                    2002                     2001
                                                 ----------              ----------
Units beginning of year ............                370,717                 138,523
Units purchased and transferred from
  other funding options ............                130,476                 321,917
Units redeemed and transferred to
  other funding options ............                (60,352)                (89,723)
                                                 ----------              ----------
Units end of year ..................                440,841                 370,717
                                                 ==========              ==========

                                                                                                   SMALL CAP PORTFOLIO - INITIAL
                                                       SMALL CAP INDEX FUND                                    SHARES
                                                 ----------------------------------              ----------------------------------
                                                    2002                    2001                    2002                    2001
                                                 ----------              ----------              ----------              ----------
Units beginning of year ............                294,603                 111,714                  23,299                      --
Units purchased and transferred from
  other funding options ............                613,312                 234,785                 358,338                  25,399
Units redeemed and transferred to
  other funding options ............               (231,295)                (51,896)                (50,013)                 (2,100)
                                                 ----------              ----------              ----------              ----------
Units end of year ..................                676,620                 294,603                 331,624                  23,299
                                                 ==========              ==========              ==========              ==========

                                                      FRANKLIN SMALL CAP FUND -
                                                               CLASS 2
                                                 ----------------------------------
                                                    2002                     2001
                                                 ----------              ----------
Units beginning of year ............                 18,477                      --
Units purchased and transferred from
  other funding options ............                126,138                  18,858
Units redeemed and transferred to
  other funding options ............                (17,902)                   (381)
                                                 ----------              ----------
Units end of year ..................                126,713                  18,477
                                                 ==========              ==========

                                                        TEMPLETON GLOBAL ASSET                         TEMPLETON GLOBAL INCOME
                                                      ALLOCATION FUND - CLASS 1                       SECURITIES FUND - CLASS 1
                                                 ----------------------------------              ----------------------------------
                                                    2002                    2001                    2002                    2001
                                                 ----------              ----------              ----------              ----------
Units beginning of year ............              2,220,770               2,352,488                 420,920                 415,819
Units purchased and transferred from
  other funding options ............                285,643                 286,127                 193,115                  61,757
Units redeemed and transferred to
  other funding options ............               (516,782)               (417,845)               (140,182)                (56,656)
                                                 ----------              ----------              ----------              ----------
Units end of year ..................              1,989,631               2,220,770                 473,853                 420,920
                                                 ==========              ==========              ==========              ==========

                                                     TEMPLETON GROWTH SECURITIES
                                                            FUND - CLASS 1
                                                 ----------------------------------
                                                    2002                     2001
                                                 ----------              ----------
Units beginning of year ............              4,999,089               4,581,324
Units purchased and transferred from
  other funding options ............                740,646               1,360,331
Units redeemed and transferred to
  other funding options ............               (870,586)               (942,566)
                                                 ----------              ----------
Units end of year ..................              4,869,149               4,999,089
                                                 ==========              ==========

                                      -59-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

7.    SCHEDULE OF UNITS FOR FUND UL
      FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001 (CONTINUED)

                                                  EQUITY INDEX PORTFOLIO - CLASS I
                                                              SHARES                                FUNDAMENTAL VALUE PORTFOLIO
                                                 ----------------------------------              ----------------------------------
                                                    2002                    2001                    2002                    2001
                                                 ----------              ----------              ----------              ----------
Units beginning of year ............              3,324,975                 126,499               1,661,323                 814,906
Units purchased and transferred from
  other funding options ............                725,400               3,302,264                 799,326                 968,972
Units redeemed and transferred to
  other funding options ............               (360,658)               (103,788)               (580,517)               (122,555)
                                                 ----------              ----------              ----------              ----------
Units end of year ..................              3,689,717               3,324,975               1,880,132               1,661,323
                                                 ==========              ==========              ==========              ==========

                                                   AGGRESSIVE GROWTH PORTFOLIO -
                                                           SERVICE SHARES
                                                 ----------------------------------
                                                    2002                     2001
                                                 ----------              ----------
Units beginning of year ............                485,047                 201,332
Units purchased and transferred from
  other funding options ............                261,408                 378,309
Units redeemed and transferred to
  other funding options ............               (113,455)                (94,594)
                                                 ----------              ----------
Units end of year ..................                633,000                 485,047
                                                 ==========              ==========

                                                    GLOBAL TECHNOLOGY PORTFOLIO -                   WORLDWIDE GROWTH PORTFOLIO -
                                                          SERVICE SHARES                                   SERVICE SHARES
                                                 ----------------------------------              ----------------------------------
                                                    2002                    2001                    2002                    2001
                                                 ----------              ----------              ----------              ----------
Units beginning of year ............                207,799                  73,236                 486,738                 255,382
Units purchased and transferred from
  other funding options ............                189,486                 200,759                 282,976                 361,560
Units redeemed and transferred to
  other funding options ............                (36,953)                (66,196)               (232,475)               (130,204)
                                                 ----------              ----------              ----------              ----------
Units end of year ..................                360,332                 207,799                 537,239                 486,738
                                                 ==========              ==========              ==========              ==========

                                                      TOTAL RETURN PORTFOLIO -
                                                        ADMINISTRATIVE CLASS
                                                 ----------------------------------
                                                    2002                     2001
                                                 ----------              ----------
Units beginning of year ............                 75,169                      --
Units purchased and transferred from
  other funding options ............                541,327                  87,575
Units redeemed and transferred to
  other funding options ............                (82,898)                (12,406)
                                                 ----------              ----------
Units end of year ..................                533,598                  75,169
                                                 ==========              ==========

                                                      PIONEER MID-CAP VALUE VCT                   PUTNAM VT INTERNATIONAL GROWTH
                                                     PORTFOLIO - CLASS II SHARES                       FUND - CLASS IB SHARES
                                                 ----------------------------------              ----------------------------------
                                                    2002                    2001                    2002                    2001
                                                 ----------              ----------              ----------              ----------
Units beginning of year ............                     --                      --                   4,862                      --
Units purchased and transferred from
  other funding options ............                 52,633                      --                 193,677                   5,877
Units redeemed and transferred to
  other funding options ............                 (1,919)                     --                 (34,204)                 (1,015)
                                                 ----------              ----------              ----------              ----------
Units end of year ..................                 50,714                      --                 164,335                   4,862
                                                 ==========              ==========              ==========              ==========

                                                      PUTNAM VT SMALL CAP VALUE
                                                        FUND - CLASS IB SHARES
                                                 ----------------------------------
                                                    2002                     2001
                                                 ----------              ----------
Units beginning of year ............                     --                      --
Units purchased and transferred from
  other funding options ............                 77,899                      --
Units redeemed and transferred to
  other funding options ............                 (9,279)                     --
                                                 ----------              ----------
Units end of year ..................                 68,620                      --
                                                 ==========              ==========

                                                    PUTNAM VT VOYAGER II FUND -
                                                          CLASS IB SHARES                         CONVERTIBLE SECURITIES PORTFOLIO
                                                 ----------------------------------              ----------------------------------
                                                    2002                    2001                    2002                    2001
                                                 ----------              ----------              ----------              ----------
Units beginning of year ............                     --                      --                   6,604                      --
Units purchased and transferred from
  other funding options ............                 23,926                      --                  51,516                  16,987
Units redeemed and transferred to
  other funding options ............                 (3,796)                     --                 (11,285)                (10,383)
                                                 ----------              ----------              ----------              ----------
Units end of year ..................                 20,130                      --                  46,835                   6,604
                                                 ==========              ==========              ==========              ==========

                                                        EQUITY INCOME PORTFOLIO
                                                 ----------------------------------
                                                    2002                     2001
                                                 ----------              ----------
Units beginning of year ............                134,623                      --
Units purchased and transferred from
  other funding options ............                415,640                 142,088
Units redeemed and transferred to
  other funding options ............               (119,609)                 (7,465)
                                                 ----------              ----------
Units end of year ..................                430,654                 134,623
                                                 ==========              ==========

                                      -60-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

7.    SCHEDULE OF UNITS FOR FUND UL
      FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001 (CONTINUED)

                                                        LARGE CAP PORTFOLIO                         MFS MID CAP GROWTH PORTFOLIO
                                                 ----------------------------------              ----------------------------------
                                                    2002                    2001                    2002                    2001
                                                 ----------              ----------              ----------              ----------
Units beginning of year ............                 13,960                      --                  42,661                      --
Units purchased and transferred from
  other funding options ............                104,218                  18,732                 221,456                  45,477
Units redeemed and transferred to
  other funding options ............                (26,986)                 (4,772)                (51,143)                 (2,816)
                                                 ----------              ----------              ----------              ----------
Units end of year ..................                 91,192                  13,960                 212,974                  42,661
                                                 ==========              ==========              ==========              ==========

                                                        ZERO COUPON BOND FUND
                                                        PORTFOLIO SERIES 2005
                                                 ----------------------------------
                                                    2002                     2001
                                                 ----------              ----------
Units beginning of year ............              1,524,379               1,267,282
Units purchased and transferred from
  other funding options ............                103,935                 374,869
Units redeemed and transferred to
  other funding options ............               (169,675)               (117,772)
                                                 ----------              ----------
Units end of year ..................              1,458,639               1,524,379
                                                 ==========              ==========

                                                      U.S. GOVERNMENT SECURITIES
                                                             PORTFOLIO                                  UTILITIES PORTFOLIO
                                                 ----------------------------------              ----------------------------------
                                                    2002                    2001                    2002                    2001
                                                 ----------              ----------              ----------              ----------
Units beginning of year ............              1,509,934               1,764,061                 191,358                 180,920
Units purchased and transferred from
  other funding options ............              1,040,783                 552,964                  61,932                  76,822
Units redeemed and transferred to
  other funding options ............               (420,458)               (807,091)                (51,028)                (66,384)
                                                 ----------              ----------              ----------              ----------
Units end of year ..................              2,130,259               1,509,934                 202,262                 191,358
                                                 ==========              ==========              ==========              ==========

                                                      AIM CAPITAL APPRECIATION
                                                              PORTFOLIO
                                                 ----------------------------------
                                                    2002                     2001
                                                 ----------              ----------
Units beginning of year ............              2,479,232               2,207,521
Units purchased and transferred from
  other funding options ............                560,027                 721,864
Units redeemed and transferred to
  other funding options ............               (589,324)               (450,153)
                                                 ----------              ----------
Units end of year ..................              2,449,935               2,479,232
                                                 ==========              ==========

                                                      ALLIANCE GROWTH PORTFOLIO                       MFS TOTAL RETURN PORTFOLIO
                                                 ----------------------------------              ----------------------------------
                                                    2002                    2001                    2002                    2001
                                                 ----------              ----------              ----------              ----------
Units beginning of year ............              4,155,795               3,196,611               1,809,552               1,195,397
Units purchased and transferred from
  other funding options ............              1,084,471               1,524,054               1,671,731                 754,500
Units redeemed and transferred to
  other funding options ............               (913,760)               (564,870)               (452,961)               (140,345)
                                                 ----------              ----------              ----------              ----------
Units end of year ..................              4,326,506               4,155,795               3,028,322               1,809,552
                                                 ==========              ==========              ==========              ==========

                                                      PUTNAM DIVERSIFIED INCOME
                                                              PORTFOLIO
                                                 ----------------------------------
                                                    2002                     2001
                                                 ----------              ----------
Units beginning of year ............                 70,057                     765
Units purchased and transferred from
  other funding options ............                186,366                  73,688
Units redeemed and transferred to
  other funding options ............                (20,600)                 (4,396)
                                                 ----------              ----------
Units end of year ..................                235,823                  70,057
                                                 ==========              ==========

                                                   SMITH BARNEY AGGRESSIVE GROWTH                      SMITH BARNEY HIGH INCOME
                                                             PORTFOLIO                                        PORTFOLIO
                                                 ----------------------------------              ----------------------------------
                                                    2002                    2001                    2002                    2001
                                                 ----------              ----------              ----------              ----------
Units beginning of year ............                370,525                      --                 604,625                 404,640
Units purchased and transferred from
  other funding options ............                702,427                 391,638                 198,497                 289,630
Units redeemed and transferred to
  other funding options ............               (376,975)                (21,113)               (151,278)                (89,645)
                                                 ----------              ----------              ----------              ----------
Units end of year ..................                695,977                 370,525                 651,844                 604,625
                                                 ==========              ==========              ==========              ==========

                                                   SMITH BARNEY INTERNATIONAL ALL
                                                         CAP GROWTH PORTFOLIO
                                                 ----------------------------------
                                                    2002                     2001
                                                 ----------              ----------
Units beginning of year ............                    991                      --
Units purchased and transferred from
  other funding options ............                 29,600                   1,058
Units redeemed and transferred to
  other funding options ............                 (2,961)                    (67)
                                                 ----------              ----------
Units end of year ..................                 27,630                     991
                                                 ==========              ==========

                                      -61-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

7.    SCHEDULE OF UNITS FOR FUND UL
      FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001 (CONTINUED)

                                                    SMITH BARNEY LARGE CAP VALUE                         SMITH BARNEY LARGE
                                                              PORTFOLIO                            CAPITALIZATION GROWTH PORTFOLIO
                                                 ----------------------------------              ----------------------------------
                                                    2002                    2001                    2002                    2001
                                                 ----------              ----------              ----------              ----------
Units beginning of year ............              1,109,378                 843,832                 449,213                 103,152
Units purchased and transferred from
  other funding options ............                388,065                 450,557                 409,787                 396,591
Units redeemed and transferred to
  other funding options ............               (253,005)               (185,011)               (179,494)                (50,530)
                                                 ----------              ----------              ----------              ----------
Units end of year ..................              1,244,438               1,109,378                 679,506                 449,213
                                                 ==========              ==========              ==========              ==========

                                                     EMERGING GROWTH PORTFOLIO -
                                                            CLASS I SHARES
                                                 ----------------------------------
                                                    2002                     2001
                                                 ----------              ----------
Units beginning of year ............                 22,723                      --
Units purchased and transferred from
  other funding options ............                108,044                  29,180
Units redeemed and transferred to
  other funding options ............                (16,845)                 (6,457)
                                                 ----------              ----------
Units end of year ..................                113,922                  22,723
                                                 ==========              ==========

                                                  EQUITY INCOME PORTFOLIO - INITIAL
                                                               CLASS                              GROWTH PORTFOLIO - INITIAL CLASS
                                                 ----------------------------------              ----------------------------------
                                                    2002                    2001                    2002                    2001
                                                 ----------              ----------              ----------              ----------
Units beginning of year ............              4,673,632               4,307,078               5,665,365               6,035,733
Units purchased and transferred from
  other funding options ............              1,094,546               1,034,557                 935,462               1,083,099
Units redeemed and transferred to
  other funding options ............               (792,473)               (668,003)             (1,148,625)             (1,453,467)
                                                 ----------              ----------              ----------              ----------
Units end of year ..................              4,975,705               4,673,632               5,452,202               5,665,365
                                                 ==========              ==========              ==========              ==========

                                                   HIGH INCOME PORTFOLIO - INITIAL
                                                                 CLASS
                                                 ----------------------------------
                                                    2002                     2001
                                                 ----------              ----------
Units beginning of year ............              1,741,360               1,881,744
Units purchased and transferred from
  other funding options ............                318,138                 519,430
Units redeemed and transferred to
  other funding options ............               (442,068)               (659,814)
                                                 ----------              ----------
Units end of year ..................              1,617,430               1,741,360
                                                 ==========              ==========

                                                 ASSET MANAGER PORTFOLIO - INITIAL               CONTRAFUND(R) PORTFOLIO - SERVICE
                                                               CLASS                                            CLASS
                                                 ----------------------------------              ----------------------------------
                                                    2002                    2001                    2002                    2001
                                                 ----------              ----------              ----------              ----------
Units beginning of year ............              2,718,170               2,774,419                  43,207                      --
Units purchased and transferred from
  other funding options ............                363,699                 444,041                 151,662                  45,187
Units redeemed and transferred to
  other funding options ............               (604,206)               (500,290)                (59,451)                 (1,980)
                                                 ----------              ----------              ----------              ----------
Units end of year ..................              2,477,663               2,718,170                 135,418                  43,207
                                                 ==========              ==========              ==========              ==========

                                                               COMBINED
                                                  ----------------------------------
                                                     2002                     2001
                                                  ----------              ----------
Units beginning of year ............              58,269,556              47,667,531
Units purchased and transferred from
  other funding options ............              26,664,596              27,404,024
Units redeemed and transferred to
  other funding options ............             (17,599,266)            (16,801,999)
                                                 -----------             -----------
Units end of year ..................              67,334,886              58,269,556
                                                 ===========             ===========

                                      -62-

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors of the Travelers Insurance Company and
    Owners of Variable Life Insurance Contracts of The Travelers
    Fund UL for Variable Life Insurance:

We have audited the  accompanying  statements of assets and  liabilities  of The
Travelers  Fund UL for Variable Life  Insurance as of December 31, 2002, and the
related  statements  of  operations  for the year then ended,  the  statement of changes in net assets for each of the two years then  ended,  and the  financial highlights for each of the two years then ended. These financial  statements and financial  highlights are the  responsibility of the Account's  management.  Our responsibility  is to  express  an opinion  on these  financial  statements  and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the  United  States of  America.  Those  standards  require  that we plan and perform the audit to obtain  reasonable  assurance  about  whether the financial statements and financial highlights are free of material misstatement.  An audit includes  examining,  on a test  basis,  evidence  supporting  the  amounts  and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence  with the underlying funds.  An audit also includes  assessing  the  accounting  principles  used and significant  estimates  made by  management,  as well as evaluating  the overall
financial  statement  presentation.   We  believe  that  our  audits  provide  a
reasonable basis for our opinion.

In our opinion,  the financial  statements and financial  highlights referred to above present fairly, in all material  respects,  the financial  position of The
Travelers  Fund UL for Variable  Life  Insurance  as of December  31, 2002,  the
results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for  each  of the two  years  in the  period  then  ended,  in  conformity  with accounting principles generally accepted in the United States of America.

                                                  /s/ KPMG LLP

Hartford, Connecticut
March 28, 2003

                                      -63-

                       This page intentionally left blank

                              INDEPENDENT AUDITORS

                                    KPMG LLP
                              Hartford, Connecticut

This report is prepared for the general  information  of contract  owners and is not an offer of units of The Travelers  Fund UL for Variable  Life  Insurance or
shares of Fund UL's  underlying  funds. It should not be used in connection with any offer except in  conjunction  with the  Prospectus for The Travelers Fund UL product(s)  for  Variable  Life  Insurance  offered by The  Travelers  Insurance
Company  and the  Prospectuses  for the  underlying  funds,  which  collectively contain all pertinent information, including the applicable sales commissions.

FNDUL  (Annual)  (12-02)  Printed in U.S.A.

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholder
The Travelers Insurance Company:

We have audited the accompanying consolidated balance sheets of The Travelers
Insurance Company and subsidiaries as of December 31, 2002 and 2001, and the related consolidated statements of income, changes in shareholder's equity, and cash flows for each of the years in the three-year period ended December 31,
2002. These consolidated financial statements are the responsibility of the
Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Travelers
Insurance Company and subsidiaries as of December 31, 2002 and 2001, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America. As discussed in
Note 1 to the consolidated financial statements, the Company changed its method of accounting for goodwill and other intangible assets in 2002, and its methods of accounting for derivative instruments and hedging activities and for securitized financial assets in 2001.

/s/ KPMG LLP

Hartford, Connecticut
January 21, 2003

                                       F-1

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                                 ($ IN MILLIONS)

FOR THE YEAR ENDED DECEMBER 31,                                                       2002       2001       2000
                                                                                      ----       ----       ----
REVENUES
Premiums                                                                             $1,924     $2,102     $1,966
Net investment income                                                                 2,936      2,831      2,730
Realized investment gains (losses)                                                     (322)       125        (77)
Fee income                                                                              560        537        528
Other revenues                                                                          136        107        107
--------------------------------------------------------------------------------------------------------------------
     Total Revenues                                                                   5,234      5,702      5,254
--------------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Current and future insurance benefits                                                 1,711      1,862      1,752
Interest credited to contractholders                                                  1,220      1,179      1,038
Amortization of deferred acquisition costs                                              393        379        347
General and administrative expenses                                                     407        371        463
--------------------------------------------------------------------------------------------------------------------
     Total Benefits and Expenses                                                      3,731      3,791      3,600
--------------------------------------------------------------------------------------------------------------------

Income from operations before federal income taxes and cumulative effects of
   changes in accounting principles                                                   1,503      1,911      1,654
--------------------------------------------------------------------------------------------------------------------

Federal income taxes
     Current                                                                            236        471        462
     Deferred                                                                           185        159         89
--------------------------------------------------------------------------------------------------------------------
     Total Federal Income Taxes                                                         421        630        551
--------------------------------------------------------------------------------------------------------------------
Income before cumulative effects of changes in accounting principles                  1,082      1,281      1,103

Cumulative effect of change in accounting for derivative instruments and
   hedging activities, net of tax                                                        --         (6)        --
Cumulative effect of change in accounting for securitized financial assets,
   net of tax                                                                            --         (3)        --
--------------------------------------------------------------------------------------------------------------------
Net Income                                                                           $1,082     $1,272     $1,103
====================================================================================================================

                 See Notes to Consolidated Financial Statements.

                                       F-2

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                                 ($ IN MILLIONS)

AT DECEMBER 31,                                               2002       2001
--------------------------------------------------------------------------------

ASSETS
Fixed maturities, available for sale at fair value
  (including $2,687 and $2,330 subject to securities
  lending agreements) (cost $35,428; $31,730)                $36,434    $32,072
Equity securities, at fair value (cost $328; $471)               332        472
Mortgage loans                                                 1,985      1,995
Real estate                                                       36         55
Policy loans                                                   1,168      1,208
Short-term securities                                          4,414      3,053
Trading securities, at fair value                              1,531      1,880
Other invested assets                                          4,909      2,485
--------------------------------------------------------------------------------
     Total Investments                                        50,809     43,220
--------------------------------------------------------------------------------

Cash                                                             186        146
Investment income accrued                                        525        487
Premium balances receivable                                      151        137
Reinsurance recoverables                                       4,301      4,163
Deferred acquisition costs                                     3,936      3,461
Separate and variable accounts                                21,620     24,837
Other assets                                                   1,467      1,415
--------------------------------------------------------------------------------
     Total Assets                                            $82,995    $77,866
--------------------------------------------------------------------------------

LIABILITIES
Contractholder funds                                         $26,634    $22,810
Future policy benefits and claims                             15,009     14,221
Separate and variable accounts                                21,620     24,837
Deferred federal income taxes                                  1,448        409
Trading securities sold not yet purchased, at fair value         598        891
Other liabilities                                              6,051      5,518
--------------------------------------------------------------------------------
     Total Liabilities                                        71,360     68,686
--------------------------------------------------------------------------------

SHAREHOLDER'S EQUITY
Common stock, par value $2.50; 40 million shares authorized,
  issued and outstanding                                         100        100
Additional paid-in capital                                     5,443      3,864
Retained earnings                                              5,638      5,142
Accumulated other changes in equity from nonowner sources        454         74
--------------------------------------------------------------------------------
     Total Shareholder's Equity                               11,635      9,180
--------------------------------------------------------------------------------

     Total Liabilities and Shareholder's Equity              $82,995    $77,866
================================================================================

                 See Notes to Consolidated Financial Statements.

                                       F-3

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
                                 ($ IN MILLIONS)

                                                      FOR THE YEAR ENDED DECEMBER 31,
-------------------------------------------------------------------------------------
COMMON STOCK                                           2002       2001       2000
-------------------------------------------------------------------------------------
Balance, beginning of year                              $100       $100       $100
Changes in common stock                                   --         --         --
-------------------------------------------------------------------------------------
Balance, end of year                                    $100       $100       $100
=====================================================================================

-------------------------------------------------------------------------------------
ADDITIONAL PAID-IN CAPITAL
-------------------------------------------------------------------------------------
Balance, beginning of year                            $3,864     $3,843     $3,819
Stock option tax benefit (expense)                      (17)         21         24
Capital contributed by parent                          1,596         --         --
-------------------------------------------------------------------------------------
Balance, end of year                                  $5,443     $3,864     $3,843
=====================================================================================

-------------------------------------------------------------------------------------
RETAINED EARNINGS
-------------------------------------------------------------------------------------

Balance, beginning of year                            $5,142     $4,342     $4,099
Net income                                             1,082      1,272      1,103

Dividends to parent                                     (586)      (472)      (860)
-------------------------------------------------------------------------------------
Balance, end of year                                  $5,638     $5,142     $4,342
=====================================================================================

-------------------------------------------------------------------------------------
ACCUMULATED OTHER CHANGES
IN EQUITY FROM NONOWNER SOURCES
-------------------------------------------------------------------------------------

Balance, beginning of year                               $74       $104      $(398)
Cumulative effect of accounting for
  derivative instruments and hedging activities,
  net of tax                                              --       (29)         --
Unrealized gains, net of tax                             455         68         501
Foreign currency translation, net of tax                   3         (3)         1
Derivative instrument hedging activity losses,
  net of tax                                             (78)       (66)        --
-------------------------------------------------------------------------------------
Balance, end of year                                    $454      $  74       $104
=====================================================================================

-------------------------------------------------------------------------------------
SUMMARY OF CHANGES IN EQUITY
FROM NONOWNER SOURCES
-------------------------------------------------------------------------------------

Net income                                            $1,082     $1,272     $1,103
Other changes in equity from nonowner sources            380        (30)       502
-------------------------------------------------------------------------------------
Total changes in equity from nonowner sources         $1,462     $1,242     $1,605
=====================================================================================

-------------------------------------------------------------------------------------
TOTAL SHAREHOLDER'S EQUITY
-------------------------------------------------------------------------------------
Changes in total shareholders' equity                 $2,455     $  791     $  769
Balance, beginning of year                             9,180      8,389      7,620
-------------------------------------------------------------------------------------
Balance, end of year                                 $11,635     $9,180     $8,389
=====================================================================================

                 See Notes to Consolidated Financial Statements.

                                       F-4

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                           INCREASE (DECREASE) IN CASH
                                 ($ IN MILLIONS)

FOR THE YEAR ENDED DECEMBER 31,                                 2002        2001        2000
---------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
     Premiums collected                                      $  1,917    $  2,109    $  1,986
     Net investment income received                             2,741       2,430       2,489
     Other revenues received                                      384         867         865
     Benefits and claims paid                                  (1,218)     (1,176)     (1,193)
     Interest credited to contractholders                      (1,220)     (1,159)     (1,046)
     Operating expenses paid                                   (1,022)     (1,000)       (970)
     Income taxes paid                                           (197)       (472)       (490)
     Trading account investments (purchases), sales, net           76         (92)       (143)
     Other                                                       (393)       (227)       (258)
---------------------------------------------------------------------------------------------
         Net Cash Provided by Operating Activities              1,068       1,280       1,240
---------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from maturities of investments
         Fixed maturities                                       4,459       3,706       4,257
         Mortgage loans                                           374         455         380
     Proceeds from sales of investments
         Fixed maturities                                      15,472      14,110      10,840
         Equity securities                                        945         112         397
         Real estate held for sale                                 26           6         244
     Purchases of investments
         Fixed maturities                                     (23,623)    (22,556)    (17,836)
         Equity securities                                       (867)        (50)         (7)
         Mortgage loans                                          (355)       (287)       (264)
     Policy loans, net                                             39          41           9
     Short-term securities purchases, net                      (1,320)       (914)       (810)
     Other investments (purchases), sales, net                    (69)        103        (461)
     Securities transactions in course of settlement, net         529       1,086         944
---------------------------------------------------------------------------------------------
     Net Cash Used in Investing Activities                     (4,390)     (4,188)     (2,307)
---------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
     Contractholder fund deposits                               8,505       8,308       6,022
     Contractholder fund withdrawals                           (4,729)     (4,932)     (4,030)
     Capital contribution by parent                               172          --          --
     Dividends to parent company                                 (586)       (472)       (860)
---------------------------------------------------------------------------------------------
         Net Cash Provided by Financing Activities              3,362       2,904       1,132
---------------------------------------------------------------------------------------------
Net increase (decrease) in cash                                    40          (4)         65
Cash at December 31, previous year                                146         150          85
---------------------------------------------------------------------------------------------
Cash at December 31, current year                            $    186    $    146    $    150
=============================================================================================

                 See Notes to Consolidated Financial Statements.

                                       F-5

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies used in the preparation of the accompanying financial statements follow.

BASIS OF PRESENTATION

The Travelers Insurance Company (TIC, together with its subsidiaries, the
Company), is a wholly owned subsidiary of Citigroup Insurance Holding
Corporation (CIHC), an indirect wholly owned subsidiary of Citigroup Inc.
(Citigroup), a diversified global financial services holding company whose businesses provide a broad range of financial services to consumer and corporate customers around the world. The consolidated financial statements include the accounts of the Company and its insurance and non-insurance subsidiaries on a fully consolidated basis. The primary insurance entities of the Company are TIC and its subsidiaries, The Travelers Life and Annuity Company (TLAC), Primerica
Life Insurance Company (Primerica Life), and its subsidiaries, Primerica Life
Insurance Company of Canada, CitiLife Financial Limited (CitiLife) and National
Benefit Life Insurance Company (NBL). Significant intercompany transactions and balances have been eliminated.

At December 31, 2001, the Company was a wholly owned subsidiary of The Travelers
Insurance Group, Inc. (TIGI). On February 4, 2002, TIGI changed its name to
Travelers Property Casualty Corp. (TPC). TPC completed its initial public offering (IPO) on March 27, 2002 and on August 20, 2002 Citigroup made a tax-free distribution of the majority of its remaining interest in TPC, to
Citigroup's stockholders. Prior to the IPO, the common stock of TIC was distributed by TPC to CIHC so that TIC would remain an indirect wholly owned subsidiary of Citigroup. See Note 15.

The financial statements and accompanying footnotes of the Company are prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of financial statements in conformity with
GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and benefits and expenses during the reporting period. Actual results could differ from those estimates.

Certain prior year amounts have been reclassified to conform to the 2002 presentation.

ACCOUNTING CHANGES

BUSINESS COMBINATIONS, GOODWILL AND OTHER INTANGIBLE ASSETS Effective January 1,
2002, the Company adopted the Financial Accounting Standards Board (FASB)
Statements of Financial Accounting Standards No. 141, "Business Combinations"
(FAS 141) and No. 142, "Goodwill and Other Intangible Assets" (FAS 142). These
standards change the accounting for business combinations by, among other things, prohibiting the prospective use of pooling-of-interests accounting and requiring companies to stop amortizing goodwill and certain intangible assets with an indefinite useful life created by business combinations accounted for using the purchase method of accounting. Instead, goodwill and intangible assets deemed to have an indefinite useful life will be subject to an annual review for impairment. Other intangible assets that are not deemed to have an indefinite useful life will continue to be amortized over their useful lives. See Note 6.

                                       F-6

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The Company stopped amortizing goodwill on January 1, 2002. During 2001, the
Company reversed $8 million of negative goodwill. Net income adjusted to exclude the impact of goodwill amortization for the twelve months ended December 31,
2001 is as follows:

                                                      Twelve Months
                                                          Ended
     ($ IN MILLIONS)                                December 31, 2001
                                                    -----------------
     Net income:
         Reported net income                             $1,272
         Negative goodwill reversal                          (8)
         Goodwill amortization                                7
                                                         ------
         Adjusted net income                             $1,271
                                                         ======

IMPAIRMENT OR DISPOSAL OF LONG-LIVED ASSETS

Effective January 1, 2002, the Company adopted the FASB Statement of Financial
Accounting Standards No. 144, "Accounting for the Impairment or Disposal of
Long-Lived Assets" (FAS 144). FAS 144 establishes a single accounting model for long-lived assets to be disposed of by sale. A long-lived asset classified as held for sale is to be measured at the lower of its carrying amount or fair value less cost to sell. Depreciation (amortization) is to cease. Impairment is recognized only if the carrying amount of a long-lived asset is not recoverable from its undiscounted cash flows and is measured as the difference between the carrying amount and fair value of the asset. Long-lived assets to be abandoned, exchanged for a similar productive asset, or distributed to owners in a spin-off are considered held and used until disposed of. Accordingly, discontinued
operations are no longer to be measured on a net realizable value basis, and future operating losses are no longer recognized before they occur. The provisions of the new standard are to be applied prospectively.

There has been no impact as of December 31, 2002 on the Company's results of operations, financial condition or liquidity due to this standard. The Company does not expect the impact of this standard to be significant in future reporting periods.

ACCOUNTING STANDARDS NOT YET ADOPTED

COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

On January 1, 2003, the Company adopted the FASB Statement of Financial
Accounting Standards No. 146, "Accounting for Costs Associated with Exit or
Disposal Activities" (FAS 146). FAS 146 requires that a liability for costs associated with exit or disposal activities, other than in a business combination, be recognized when the liability is incurred. Previous generally accepted accounting principles provided for the recognition of such costs at the date of management's commitment to an exit plan. In addition, FAS 146 requires that the liability be measured at fair value and be adjusted for changes in estimated cash flows. The provisions of the new standard are effective for exit or disposal activities initiated after December 31, 2002. It is not expected that FAS 146 will materially affect the Company's consolidated financial statements.

                                       F-7

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

STOCK BASED COMPENSATION

On January 1, 2003, the Company adopted the fair value recognition provisions of
Statement of Financial Accounting Standards No. 123 (FAS 123), prospectively for all awards granted, modified, or settled after December 31, 2002. The prospective method is one of the adoption methods provided for under FAS No.
148, "Accounting for Stock-Based Compensation - Transition and Disclosure,"
issued in December 2002. FAS 123 requires that compensation cost for all stock awards be calculated and recognized over the service period (generally equal to the vesting period). This compensation cost is determined using option pricing models, intended to estimate the fair value of the awards at the grant date.
Similar to APB 25, the alternative method of accounting, an offsetting increase to stockholders' equity under FAS 123 is recorded equal to the amount of compensation expense charged.

Had the Company applied FAS 123 in accounting for Citigroup stock options, net income would have been the pro forma amounts indicated below:

   -----------------------------------------------------------------------------
   YEAR ENDED DECEMBER 31,                           2002       2001       2000
   ($ IN MILLIONS)
   -----------------------------------------------------------------------------
   Net income, as reported                         $1,082     $1,272     $1,103
   FAS 123 pro forma adjustments, after tax            (9)       (15)       (19)
   -----------------------------------------------------------------------------
   Net income, pro forma                           $1,073     $1,257     $1,084
   -----------------------------------------------------------------------------

The assumptions used in applying FAS 123 to account for Citigroup stock options were as follows:

   -----------------------------------------------------------------------------
   YEAR ENDED DECEMBER 31,                           2002       2001       2000
   -----------------------------------------------------------------------------
   Expected volatility of Citigroup Stock           36.98%     38.31%      41.5%
   Risk-free interest rate                           3.65%      4.42%      6.23%
   -----------------------------------------------------------------------------
   Expected annual dividend per Citigroup share     $0.92      $0.92      $0.78
   -----------------------------------------------------------------------------
   Expected annual forfeiture rate                      7%         5%         5%
   -----------------------------------------------------------------------------

The adoption of this change in accounting principle will not have a significant impact on the Company's results of operations, financial condition or liquidity.

CONSOLIDATION OF VARIABLE INTEREST ENTITIES

In January 2003, the FASB released FASB Interpretation No. 46 "Consolidation of
Variable Interest Entities" (FIN 46). This Interpretation changes the method of determining whether certain entities should be included in the Company's
Consolidated Financial Statements. An entity is subject to FIN 46 and is called a variable interest entity (VIE) if it has (1) equity that is insufficient to permit the entity to finance its activities without additional subordinated financial support from other parties, or (2) equity investors that cannot make significant decisions about the entity's operations, or that do not absorb the expected losses or receive the expected returns of the entity. All other entities are evaluated for consolidation under FAS No. 94, "Consolidation of All
Majority-Owned Subsidiaries." A VIE is consolidated by its primary beneficiary, which is the party involved with the VIE that has a majority of the expected losses or a majority of the expected residual returns or both.

                                       F-8

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The provisions of FIN 46 are to be applied immediately to VIEs created after
January 31, 2003, and to VIEs in which an enterprise obtains an interest after that date. For VIEs in which an enterprise holds a variable interest that it acquired before February 1, 2003, FIN 46 applies in the first fiscal period beginning after June 15, 2003. For any VIEs that must be consolidated under FIN
46 that were created before February 1, 2003, the assets, liabilities and noncontrolling interest of the VIE would be initially measured at their carrying amounts with any difference between the net amount added to the balance sheet and any previously recognized interest being recognized as the cumulative effect of an accounting change. If determining the carrying amounts is not practicable, fair value at the date FIN 46 first applies may be used to measure the assets, liabilities and noncontrolling interest of the VIE. FIN 46 also mandates new disclosures about VIEs, some of which are required to be presented in financial statements issued after January 31, 2003.

The Company has investments in entities that may be considered to be variable interests. The carrying value of these investments is approximately $1.3 billion and primarily consists of interests in security and real estate investment funds, and below investment grade asset-backed and mortgage-backed securities, and a collateralized bond obligation. The Company is evaluating the impact of applying FIN 46 to existing VIEs in which it has variable interests and has not yet completed this analysis. However, at this time, it is anticipated that the effect on the Company's Consolidated Balance Sheets could be an increase of less than $1 billion to assets and liabilities. As the Company continues to evaluate the impact of applying FIN 46, additional entities may be identified that would need to be consolidated.

ACCOUNTING POLICIES

INVESTMENTS

Fixed maturities include bonds, notes and redeemable preferred stocks. Fixed maturities, including instruments subject to securities lending agreements (see
Note 4), are classified as "available for sale" and are reported at fair value, with unrealized investment gains and losses, net of income taxes, credited or charged directly to shareholder's equity. Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes. If quoted market prices are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment are used to record fair value. Changes in assumptions could affect the fair values of fixed maturities. Impairments are realized when investment losses in value are deemed other-than-temporary. The Company conducts regular reviews to assess whether other-than-temporary impairments exist. Changing economic conditions - global, regional, or related to specific issuers or industries - could adversely affect these values.

Also included in fixed maturities are loan-backed and structured securities, which are amortized using the retrospective method. The effective yield used to determine amortization is calculated based upon actual historical and projected future cash flows, which are obtained from a widely accepted securities data provider.

Equity securities, which include common and non-redeemable preferred stocks, are classified as "available for sale" and carried at fair value based primarily on quoted market prices. Changes in fair values of equity securities are charged or credited directly to shareholder's equity, net of income taxes.

Mortgage loans are carried at amortized cost. A mortgage loan is considered impaired when it is probable that the Company will be unable to collect principal and interest amounts due. For mortgage loans that are determined to be impaired, a reserve is established for the difference between the amortized cost and fair market value of the underlying collateral. In estimating fair value, the Company uses interest rates reflecting the higher returns required in the current real estate financing market.

                                       F-9

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

Real estate held for sale is carried at the lower of cost or fair value less estimated cost to sell. Fair value of foreclosed properties is established at the time of foreclosure by internal analysis or external appraisers, using discounted cash flow analyses and other accepted techniques. Thereafter, an allowance for losses on real estate held for sale is established if the carrying value of the property exceeds its current fair value less estimated costs to sell. There was no such allowance at December 31, 2002 and 2001.

Policy loans are carried at the amount of the unpaid balances that are not in excess of the net cash surrender values of the related insurance policies. The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

Short-term securities, consisting primarily of money market instruments and other debt issues purchased with a maturity of less than one year, are carried at amortized cost, which approximates fair value.

Trading securities and related liabilities are normally held for periods less than six months. These investments are marked to market with the change recognized in net investment income during the current period.

Other invested assets include partnership investments and real estate joint ventures accounted for on the equity method of accounting. Undistributed income is reported in net investment income. Also included in other invested assets is an investment in Citigroup Preferred Stock. See Note 14.

Accrual of income is suspended on fixed maturities or mortgage loans that are in default, or on which it is likely that future payments will not be made as scheduled. Interest income on investments in default is recognized only as payment is received.

DERIVATIVE FINANCIAL INSTRUMENTS

The Company uses derivative financial instruments, including financial futures contracts, swaps, options and forward contracts, as a means of hedging exposure to interest rate changes, equity price change and foreign currency risk. The
Company also uses derivative financial instruments to enhance portfolio income and replicate cash market investments. The Company, through Tribeca Citigroup
Investments Ltd., holds and issues derivative instruments in conjunction with these funding strategies. (See Note 12 for a more detailed description of the
Company's derivative use.) Derivative financial instruments in a gain position are reported in the consolidated balance sheet in other assets, derivative financial instruments in a loss position are reported in the consolidated balance sheet in other liabilities and derivatives purchased to offset embedded derivatives on variable annuity contracts are reported on other invested assets.

To qualify for hedge accounting, the hedge relationship is designated and formally documented at inception detailing the particular risk management objective and strategy for the hedge which includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed. A derivative has to be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged.

For fair value hedges, in which derivatives hedge the fair value of assets and liabilities, changes in the fair value of derivatives are reflected in realized investment gains and losses, together with changes in the fair value of the related hedged item. The Company primarily hedges available-for-sale securities.

                                       F-10

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

For cash flow hedges, the accounting treatment depends on the effectiveness of the hedge. To the extent that derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives' fair value will not be included in current earnings but are reported in the accumulated other changes in equity from nonowner sources in shareholder's equity. These changes in fair value will be included in earnings of future periods when earnings are also affected by the variability of the hedged cash flows. To the extent these derivatives are not effective, changes in their fair values are immediately included in realized investment gains and losses. The Company primarily hedges foreign denominated funding agreements and floating rate available-for-sale securities.

For net investment hedges, in which derivatives hedge the foreign currency exposure of a net investment in a foreign operation, the accounting treatment will similarly depend on the effectiveness of the hedge. The effective portion of the change in fair value of the derivative, including any premium or discount, is reflected in the accumulated other changes in equity from nonowner sources as part of the foreign currency translation adjustment in shareholder's equity. The ineffective portion is reflected in realized investment gains and losses.

Derivatives that are used to hedge instruments that are carried at fair value, do not qualify or are not designated as hedges, are also carried at fair value with changes in value reflected in realized investment gains and losses.

The effectiveness of these hedging relationships is evaluated on a retrospective and prospective basis using quantitative measures of correlation. If a hedge relationship is found to be ineffective, it no longer qualifies as a hedge and any gains or losses attributable to such ineffectiveness as well as subsequent changes in fair value are recognized in realized investment gains and losses.

For those hedge relationships that are terminated, hedge designations removed, or forecasted transactions that are no longer expected to occur, the hedge accounting treatment described in the paragraphs above will no longer apply. For fair value hedges, any changes to the hedged item remain as part of the basis of the asset or liability and are ultimately reflected as an element of the yield.
For cash flow hedges, any changes in fair value of the end-user derivative remain in the accumulated other changes in equity from nonowner sources in shareholder's equity and are included in earnings of future periods when earnings are also affected by the variability of the hedged cash flow. If the hedged relationship is discontinued because a forecasted transaction will not occur when scheduled, any changes in fair value of the end-user derivative are immediately reflected in realized investment gains and losses.

FINANCIAL INSTRUMENTS WITH EMBEDDED DERIVATIVES:

The Company bifurcates an embedded derivative where the economic characteristics and risks of the embedded instrument are not clearly and closely related to the economic characteristics and risks of the host contract, the entire instrument would not otherwise be remeasured at fair value and a separate instrument with the same terms of the embedded instrument would meet the definition of a derivative under FAS 133.

The Company purchases investments that have embedded derivatives, primarily convertible debt securities. These embedded derivatives are carried at fair value with changes in value reflected in realized investment gains and losses.
Derivatives embedded in convertible debt securities are classified in the consolidated balance sheet as fixed maturity securities, consistent with the host instruments.

The Company markets certain insurance contracts that have embedded derivatives, primarily variable annuity contracts with put options. These embedded derivatives are carried at fair value with changes in value

                                       F-11

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

reflected in realized investment gains and losses. Derivatives embedded in variable annuity contracts are classified in the consolidated balance sheet as future policyholder benefits and claims.

Prior to the adoption of FAS 133 on January 1, 2001, end-user derivatives designated as qualifying hedges were accounted for consistently with the associated risk management strategy. Derivatives used for hedging purposes were generally accounted for using hedge accounting. Changes in value of the derivatives which were expected to substantially offset the changes in value of the hedged items qualified for hedge accounting. Hedges were monitored to ensure that there was a high correlation between the derivative instrument and the hedged investment. Derivatives that did not qualify for hedge accounting were marked to market with changes in market value reflected in the consolidated statement of income as realized gains and losses.

Payments to be received or made under interest rate swaps were accrued and recognized in net investment income. Swaps hedging available for sale securities were carried at fair value with unrealized gains and losses, net of taxes, charged directly to shareholder's equity. Interest rate and currency swaps hedging liabilities were treated as off-balance sheet instruments. Gains and losses arising from financial future contracts were used to adjust the basis of hedged investments and were recognized in net investment income over the life of the investment. Gains and losses arising from equity index options were marked to market with changes in market value reflected in realized investment gains and losses. Forward contracts hedging investments were marked to market based on changes in the spot rate with changes in market value reflected in realized investment gains and losses and any forward premium or discount was recognized in net investment income over the life of the contract. Gains and losses from forward contracts hedging foreign operations were carried at fair value with unrealized gains and losses, net of taxes, charged directly to shareholder's equity.

INVESTMENT GAINS AND LOSSES

Realized investment gains and losses are included as a component of pre-tax revenues based upon specific identification of the investments sold on the trade date. Impairments are realized when investment losses in value are deemed other-than-temporary. The Company conducts regular reviews to assess whether other-than-temporary impairments exist. Changing economic conditions - global, regional, or related to specific issuers or industries - could adversely affect these investments. Also included in pre-tax revenues are gains and losses arising from the remeasurement of the local currency value of foreign investments to U.S. dollars, the functional currency of the Company. The foreign exchange effects of Canadian operations are included in unrealized gains and losses.

DEFERRED ACQUISITION COSTS

Costs of acquiring traditional life and health insurance, universal life, corporate owned life insurance (COLI), deferred annuities and payout annuities are deferred. These deferred acquisition costs (DAC) include principally commissions and certain expenses related to policy issuance, underwriting and marketing, all of which vary with and are primarily related to the production of new business. The method for determining amortization of deferred acquisition costs varies by product type based upon three different accounting pronouncements: Statement of Financial Accounting Standards No. 60, "Accounting
and Reporting by Insurance Enterprises" (FAS 60), Statement of Financial
Accounting Standards No. 91, "Accounting for Nonrefundable Fees and Costs
Associated with Originating or Acquiring Loans and Initial Direct Costs of
Leases" (FAS 91) and Statement of Financial Accounting Standards No. 97,
"Accounting and Reporting by Insurance Enterprises for Certain Long Duration
Contracts and for Realized Gains and Losses from the Sale of Investments"
(FAS 97).

                                       F-12

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

DAC for deferred annuities, both fixed and variable, and payout annuities are amortized employing a level effective yield methodology per FAS 91 as permitted by AICPA Practice Bulletin 8. An amortization rate is developed using the outstanding DAC balance and projected account balances and is applied to actual account balances to determine the amount of DAC amortization. The projected account balances are derived using a model that contains assumptions related to investment returns and persistency. The model rate is evaluated periodically, at least annually, and the actual rate is reset in the following quarter and applied prospectively. A new amortization pattern is developed so that the DAC balances will be amortized over the remaining estimated life of the business.
DAC for these products is currently being amortized over 10-15 years.

DAC for universal life and COLI are amortized in relation to estimated gross profits from surrender charges, investment, mortality, and expense margins per
FAS 97. Actual profits can vary from management's estimates, resulting in increases or decreases in the rate of amortization. Re-estimates of gross profits result in retrospective adjustments to earnings by a cumulative charge or credit to income. DAC for these products is currently being amortized over
16-25 years.

DAC relating to traditional life, including term insurance, and health insurance are amortized in relation to anticipated premiums per FAS 60. Assumptions as to the anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied over the life of the policy. DAC for these products is currently being amortized over 5-20 years.

DAC is reviewed to determine if it is recoverable from future income, including investment income, and if not recoverable, is charged to expenses. All other acquisition expenses are charged to operations as incurred. See Note 6.

VALUE OF INSURANCE IN FORCE

The value of insurance in force is an asset that was recorded in 1993 at the time of acquisition of the Company by Citigroup's predecessor. It represents the actuarially determined present value of anticipated profits to be realized from life insurance and annuities contracts at the date of acquisition using the same assumptions that were used for computing related liabilities where appropriate.
The value of insurance in force was the actuarially determined present value of the projected future profits discounted at interest rates ranging from 14% to
18%. Traditional life insurance is amortized in relation to anticipated premiums; universal life is amortized in relation to estimated gross profits;
and annuity contracts are amortized employing a level yield method. The value of insurance in force, which is included in other assets, is reviewed periodically for recoverability to determine if any adjustment is required. Adjustments, if any, are charged to income. See Note 6.

SEPARATE AND VARIABLE ACCOUNTS

Separate and variable accounts primarily represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholders. Each account has specific investment objectives. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The assets of these accounts are carried at fair value. Certain other separate accounts provide guaranteed levels of return or benefits and the assets of these accounts are primarily carried at fair value.

                                       F-13

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

Amounts assessed to the separate account contractholders for management services are included in revenues. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses.

GOODWILL AND INTANGIBLE ASSETS

Goodwill and intangible assets are included in other assets. Prior to the adoption of FASB Statements of Financial Accounting Standards No. 141, "Business
Combinations" (FAS 141) and No. 142, "Goodwill and Other Intangible Assets"
(FAS 142) in the first quarter of 2002, goodwill was being amortized on a straight-line basis principally over a 40-year period. The carrying amount of goodwill and other intangible assets is regularly reviewed for indication of impairment in value that in the view of management would be other-than-temporary. If it is determined that goodwill and other intangible assets are unlikely to be recovered, impairment is recognized on a discounted cash flow basis. See Note 6.

Upon adoption of FAS 141 and FAS 142, the Company stopped amortizing goodwill and intangible assets deemed to have an infinite useful life. Instead, these assets are subject to an annual review for impairment. Other intangible assets that are not deemed to have an indefinite useful life will continue to be amortized over their useful lives. See Note 1, Summary of Significant Accounting
Policies, Accounting Changes.

CONTRACTHOLDER FUNDS

Contractholder funds represent receipts from the issuance of universal life,
COLI, pension investment, guaranteed investment contracts (GIC), and certain deferred annuity contracts. For universal life and COLI contracts, contractholder fund balances are increased by receipts for mortality coverage, contract administration, surrender charges and interest accrued, where one or more of these elements are not fixed or guaranteed. These balances are decreased by withdrawals, mortality charges and administrative expenses charged to the contractholder. Interest rates credited to contractholder funds related to universal life and COLI range from 4.1% to 6.6%, with a weighted average interest rate of 4.5%.

Pension investment, GICs and certain annuity contracts do not contain significant insurance risks and are considered investment-type contracts.
Contractholder fund balances are increased by receipts and credited interest, and reduced by withdrawals and administrative expenses charged to the contractholder. Interest rates credited to those investment type contracts range from 1.45% to 10.0% with a weighted average interest rate of 4.9%.

FUTURE POLICY BENEFITS

Future policy benefits represent liabilities for future insurance policy benefits. The annuity payout reserves are calculated using the mortality and interest assumptions used in the actual pricing of the benefit. Mortality assumptions are based on Company experience and are adjusted to reflect deviations such as substandard mortality in structured settlement benefits. The interest rates range from 2.0% to 9.0% with a weighted average of 7.1% for these products. Traditional life products include whole life and term insurance.
Future policy benefits for traditional life products are estimated on the basis of actuarial assumptions as to mortality, persistency and interest, established at policy issue. Interest assumptions applicable to traditional life products range from 2.5% to 7.0%, with a weighted average of 3.6%. Assumptions established at policy issue as to mortality and persistency are based on the
Company's experience, which, together with interest assumptions, include a margin for adverse deviation. Appropriate recognition has been given to experience rating and reinsurance.

                                       F-14

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  (CONTINUED)

GUARANTY FUND AND OTHER INSURANCE RELATED ASSESSMENTS

Included in other liabilities is the Company's estimate of its liability for guaranty fund and other insurance-related assessments. State guaranty fund assessments are based upon the Company's share of premium written or received in one or more years prior to an insolvency occurring in the industry. Once an insolvency has occurred, the Company recognizes a liability for such assessments if it is probable that an assessment will be imposed and the amount of the assessment can be reasonably estimated. At December 31, 2002 and 2001, the
Company had a liability of $22.6 million and $22.3 million, respectively, for guaranty fund assessments and a related premium tax offset recoverable of $4.2 million and $4.3 million, respectively. The assessments are expected to be paid over a period of three to five years and the premium tax offsets are expected to be realized over a period of 10 to 15 years.

PERMITTED STATUTORY ACCOUNTING PRACTICES

The Company's insurance subsidiaries, domiciled principally in Connecticut and
Massachusetts, prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of the states of domicile. Prescribed statutory accounting practices are those practices that are incorporated directly or by reference in state laws, regulations, and general administrative rules applicable to all insurance enterprises domiciled in a particular state. Permitted statutory accounting practices include practices not prescribed by the domiciliary state, but allowed by the domiciliary state regulatory authority. The Company does not have any permitted statutory accounting practices.

PREMIUMS

Premiums are recognized as revenue when due. Premiums for contracts with a limited number of premium payments, due over a significantly shorter period than the period over which benefits are provided, are considered income when due. The portion of premium which is not required to provide for benefits and expenses is deferred and recognized in income in a constant relationship to insurance benefits in force.

FEE INCOME

Fee income is recognized on deferred annuity and universal life contracts for mortality, administrative and equity protection charges according to contract due dates. Fee income is recognized on variable annuity and universal life separate accounts either daily, monthly, quarterly or annually as per contract terms.

OTHER REVENUES

Other revenues include surrender penalties collected at the time of a contract surrender, and other miscellaneous charges related to annuity and universal life contracts recognized when received. Also included are revenues from unconsolidated non-insurance subsidiaries. Amortization of deferred income related to reinsured blocks of business are recognized in relation to anticipated premiums and are reported in other revenues.

CURRENT AND FUTURE INSURANCE BENEFITS

Current and future insurance benefits represent charges for mortality and morbidity related to fixed annuities, universal life, term life and health insurance benefits.

                                       F-15

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

INTEREST CREDITED TO CONTRACTHOLDERS

Interest credited to contractholders represents amounts earned by universal life, COLI, pension investment, GICS and certain deferred annuity contracts in accordance with contract provisions.

FEDERAL INCOME TAXES

The provision for federal income taxes is comprised of two components, current income taxes and deferred income taxes. Deferred federal income taxes arise from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities.

STOCK-BASED COMPENSATION

Prior to January 1, 2003, the Company applied Accounting Principles Board
Opinion No. 25, "Accounting for Stock Issued to Employees" (APB 25), and related interpretations in accounting for its stock-based compensation plans. Under APB
25, there is generally no charge to earnings for employee stock option awards because the options granted under these plans have an exercise price equal to the market value of the underlying common stock on the grant date.
Alternatively, FAS No. 123, "Accounting for Stock-Based Compensation" (FAS 123),
allows companies to recognize compensation expense over the related service period based on the grant date fair value of the stock award.

2.  BUSINESS DISPOSITION

Effective July 1, 2000, the Company sold 90% of its individual long-term care insurance business to General Electric Capital Assurance Company and its
subsidiary in the form of indemnity reinsurance arrangements. The proceeds were
$410 million, resulting in a deferred gain of approximately $150 million after-tax. The deferred gain is amortized in relation to anticipated premiums.
After-tax amortization amounted to $20 million, $21 million and $5 million in
2002, 2001 and 2000, respectively. Earned premiums were $24 million, $25 million and $138 million in 2002, 2001 and 2000, respectively.

3.  OPERATING SEGMENTS

The Company has two reportable business segments that are separately managed due to differences in products, services, marketing strategy and resource management. The business of each segment is maintained and reported through separate legal entities within the Company. The management groups of each segment report separately to the common ultimate parent, Citigroup Inc.

TRAVELERS LIFE & ANNUITY (TLA) core offerings include individual annuity, individual life, COLI and group annuity insurance products distributed by TIC and TLAC principally under the Travelers Life & Annuity name. Among the range of individual products offered are fixed and variable deferred annuities, payout annuities and term, universal and variable life insurance. The COLI product is a variable universal life product distributed through independent specialty brokers. The group products include institutional pensions, including GICs, payout annuities, group annuities sold to employer-sponsored retirement and savings plans and structured finance transactions. The majority of the annuity business and a substantial portion of the life business written by TLA are accounted for as investment contracts,

                                       F-16

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

with the result that the deposits collected are reported as liabilities and are not included in revenues.

The PRIMERICA LIFE INSURANCE business segment consolidates the business of
Primerica Life, Primerica Life Insurance Company of Canada, CitiLife and NBL.
The Primerica Life Insurance business segment offers individual life products, primarily term insurance, to customers through a sales force of approximately
107,000 representatives. A great majority of the domestic licensed sales force works on a part-time basis.

The accounting policies of the segments are the same as those described in the summary of significant accounting policies (see Note 1), except that management also includes receipts on long-duration contracts (universal life-type and investment contracts) as deposits along with premiums in measuring business volume. The amount of investments in equity method investees and total expenditures for additions to long- lived assets other than financial instruments, long-term customer relationships of a financial institution, mortgage and other servicing rights, and deferred tax assets, were not material.

                                       F-17

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

BUSINESS SEGMENT INFORMATION:
-------------------------------------------------------------------------------------------------------
AT AND FOR THE YEAR
ENDED DECEMBER 31, 2002                                  TRAVELERS LIFE &   PRIMERICA LIFE
 ($ IN MILLIONS)                                             ANNUITY          INSURANCE         TOTAL
-------------------------------------------------------------------------------------------------------

Business Volume:
     Premiums                                                $   730          $ 1,194          $ 1,924
     Deposits                                                 11,906               --           11,906
                                                             -------          -------          -------
Total business volume                                        $12,636          $ 1,194          $13,830
Net investment income                                          2,646              290            2,936
Interest credited to contractholders                           1,220               --            1,220
Amortization of deferred acquisition costs                       174              219              393
Total expenditures for deferred acquisition costs                556              323              879
Federal income taxes (FIT) on operating income                   325              209              534
Operating income (excludes realized gains or
      losses and the related FIT)                            $   884          $   407          $ 1,291
Segment Assets                                               $74,562          $ 8,433          $82,995
-------------------------------------------------------------------------------------------------------

BUSINESS SEGMENT INFORMATION:
-------------------------------------------------------------------------------------------------------
AT AND FOR THE YEAR
ENDED DECEMBER 31, 2001                                  TRAVELERS LIFE &   PRIMERICA LIFE
($ IN MILLIONS)                                              ANNUITY          INSURANCE         TOTAL
-------------------------------------------------------------------------------------------------------

Business Volume:
     Premiums                                                $   957          $ 1,145          $ 2,102
     Deposits                                                 13,067               --           13,067
                                                             -------          -------          -------
Total business volume                                        $14,024          $ 1,145          $15,169
Net investment income                                          2,530              301            2,831
Interest credited to contractholders                           1,179               --            1,179
Amortization of deferred acquisition costs                       171              208              379
Total expenditures for deferred acquisition costs                553              298              851
Federal income taxes (FIT) on operating income                   377              209              586
Operating income (excludes realized gains or
      losses and the related FIT)                            $   801          $   399          $ 1,200
Segment Assets                                               $69,836          $ 8,030          $77,866
-------------------------------------------------------------------------------------------------------

                                       F-18

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

-------------------------------------------------------------------------------------------------------
AT AND FOR THE YEAR
ENDED DECEMBER 31, 2000                                  TRAVELERS LIFE &   PRIMERICA LIFE
($ IN MILLIONS)                                              ANNUITY          INSURANCE         TOTAL
-------------------------------------------------------------------------------------------------------

Business Volume:
     Premiums                                                $   860          $ 1,106          $ 1,966
     Deposits                                                 11,536               --           11,536
                                                             -------          -------          -------
Total business volume                                        $12,396          $ 1,106          $13,502
Net investment income                                          2,450              280            2,730
Interest credited to contractholders                           1,038               --            1,038
Amortization of deferred acquisition costs                       166              181              347
Total expenditures for deferred acquisition costs                520              272              792
Federal income taxes (FIT) on operating income                   381              197              578
Operating income (excludes realized gains or
     losses and the related FIT)                             $   777          $   376          $ 1,153
Segment Assets                                               $62,771          $ 7,522          $70,293
-------------------------------------------------------------------------------------------------------

                                       F-19

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

----------------------------------------------------------------------------------------------
BUSINESS SEGMENT RECONCILIATION:
($ IN MILLIONS)                                          AT AND FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------

BUSINESS VOLUME AND REVENUES                                   2002         2001         2000
----------------------------------------------------------------------------------------------
Total business volume                                       $ 13,830     $ 15,169     $ 13,502
Other revenues, including fee income                             696          644          635
Elimination of deposits                                      (11,906)     (13,067)     (11,536)
                                                            --------     --------     --------
Revenue from external sources                                  2,620        2,746        2,601
Net investment income                                          2,936        2,831        2,730
Realized investment gains (losses)                              (322)         125          (77)
==============================================================================================
      Total revenues                                        $  5,234     $  5,702     $  5,254
==============================================================================================

OPERATING INCOME
----------------------------------------------------------------------------------------------
Total operating income of business segments                 $  1,291     $  1,200     $  1,153
Realized investment gains (losses), net of tax                  (209)          81          (50)
Cumulative effect of change in accounting for
  derivative instruments and hedging activities,
  net of tax                                                      --           (6)          --
Cumulative effect of change in accounting for
  securitized financial assets, net of tax                        --           (3)          --
----------------------------------------------------------------------------------------------
      Income from continuing operations                     $  1,082     $  1,272     $  1,103
==============================================================================================

ASSETS
----------------------------------------------------------------------------------------------
Total assets of business segments                           $ 82,995     $ 77,866     $ 70,293
==============================================================================================

BUSINESS VOLUME AND REVENUES
----------------------------------------------------------------------------------------------
Individual Annuities                                        $  6,307     $  7,166     $  7,101
Group Annuities                                                7,285        8,383        6,563
Individual Life and Health Insurance and COLI                  3,116        2,970        2,550
Other (a)                                                        432          250          576
Elimination of deposits                                      (11,906)     (13,067)     (11,536)
----------------------------------------------------------------------------------------------
      Total revenue                                         $  5,234     $  5,702     $  5,254
==============================================================================================

(a) Other represents revenue attributable to unallocated capital and run-off businesses.

The Company's revenue was derived almost entirely from U.S. domestic business.
Revenue attributable to foreign countries was insignificant.

The Company had no transactions with a single customer representing 10% or more of its revenue.

                                       F-20

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

4.   INVESTMENTS

FIXED MATURITIES

The amortized cost and fair value of investments in fixed maturities were as follows:

--------------------------------------------------------------------------------------------------------
                                                                        GROSS        GROSS
DECEMBER 31, 2002                                        AMORTIZED    UNREALIZED   UNREALIZED     FAIR
($ IN MILLIONS)                                            COST         GAINS        LOSSES       VALUE
--------------------------------------------------------------------------------------------------------
AVAILABLE FOR SALE:
     Mortgage-backed securities - CMOs and
     pass-through securities                              $ 6,975      $   434      $     2      $ 7,407
     U.S. Treasury securities and obligations of
     U.S. Government and government agencies and            2,402           39           19        2,422
     authorities
     Obligations of states, municipalities and
     political subdivisions                                   297           22            0          319
     Debt securities issued by foreign governments
                                                              365           30            2          393
     All other corporate bonds                             20,894          982          608       21,268
     Other debt securities                                  4,348          229           66        4,511
     Redeemable preferred stock                               147            1           34          114
--------------------------------------------------------------------------------------------------------
Total Available For Sale                                  $35,428      $ 1,737      $   731      $36,434
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                                        GROSS        GROSS
DECEMBER 31, 2001                                        AMORTIZED    UNREALIZED   UNREALIZED     FAIR
($ IN MILLIONS)                                            COST         GAINS        LOSSES       VALUE
--------------------------------------------------------------------------------------------------------
AVAILABLE FOR SALE:
     Mortgage-backed securities - CMOs and
     pass-through securities                              $ 6,654      $   116      $    57      $ 6,713
     U.S. Treasury securities and obligations of
     U.S. Government and government agencies and
     authorities                                            1,677            8           63        1,622
     Obligations of states, municipalities and
     political subdivisions                                   108            4            1
                                                                                                     111
     Debt securities issued by foreign governments
                                                              810           46            5          851
     All other corporate bonds                             17,904          482          260       18,126
     Other debt securities                                  4,406          154           86        4,474
     Redeemable preferred stock                               171           12            8          175
--------------------------------------------------------------------------------------------------------
         Total Available For Sale                         $31,730      $   822      $   480      $32,072
--------------------------------------------------------------------------------------------------------

                                       F-21

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

Proceeds from sales of fixed maturities classified as available for sale were
$15.5 billion, $14.1 billion and $10.8 billion in 2002, 2001 and 2000, respectively. Gross gains of $741 million, $633 million and $213 million and gross losses of $309 million, $273 million and $407 million in 2002, 2001 and
2000, respectively, were realized on those sales. Additional losses of $639 million, $153 million and $25 million in 2002, 2001 and 2000, respectively, were realized due to other-than-temporary losses in value. Impairment activity increased significantly beginning in the fourth quarter of 2001 and continued
throughout 2002. Impairments were concentrated in telecommunication and energy company investments.

Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. The fair value of investments for which a quoted market price or dealer quote is not available amounted to $5.1 billion and $4.6 billion at
December 31, 2002 and 2001, respectively.

The amortized cost and fair value of fixed maturities at December 31, 2002, by contractual maturity, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

   ---------------------------------------------------------------------------
                                                      AMORTIZED
   ($ IN MILLIONS)                                       COST       FAIR VALUE
   ---------------------------------------------------------------------------
   MATURITY:
        Due in one year or less                         $2,572        $2,605
        Due after 1 year through 5 years                10,162        10,430
        Due after 5 years through 10 years               8,591         8,768
        Due after 10 years                               7,128         7,224
   ---------------------------------------------------------------------------
                                                        28,453        29,027
   ---------------------------------------------------------------------------
        Mortgage-backed securities                       6,975         7,407
   ---------------------------------------------------------------------------
            Total Maturity                             $35,428       $36,434
   ---------------------------------------------------------------------------

The Company makes investments in collateralized mortgage obligations (CMOs).
CMOs typically have high credit quality, offer good liquidity, and provide a significant advantage in yield and total return compared to U.S. Treasury securities. The Company's investment strategy is to purchase CMO tranches which are protected against prepayment risk, including planned amortization class and last cash flow tranches. Prepayment protected tranches are preferred because they provide stable cash flows in a variety of interest rate scenarios. The
Company does invest in other types of CMO tranches if a careful assessment indicates a favorable risk/return tradeoff. The Company does not purchase residual interests in CMOs.

At December 31, 2002 and 2001, the Company held CMOs classified as available for sale with a fair value of $4.7 billion and $4.5 billion, respectively.
Approximately 35% and 38%, respectively, of the Company's CMO holdings are fully collateralized by GNMA, FNMA or FHLMC securities at December 31, 2002 and 2001.
In addition, the Company held $2.6 billion and $2.1 billion of GNMA, FNMA or
FHLMC mortgage-backed pass-through securities at December 31, 2002 and 2001, respectively. All of these securities are rated AAA.

                                       F-22

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The Company engages in securities lending whereby certain securities from its portfolio are loaned to other institutions for short periods of time. The
Company generally receives cash collateral from the borrower, equal to at least the market value of the loaned securities plus accrued interest, and reinvests it in short-term securities. The loaned securities remain a recorded asset of the Company, however, the Company records a liability for the amount of the cash collateral held, representing its obligation to return the cash collateral related to these loaned securities, and reports that liability as part of other liabilities in the consolidated balance sheet. At December 31, 2002 and 2001, the Company held cash collateral of $2.8 billion and $2.4 billion, respectively.

EQUITY SECURITIES

The cost and fair values of investments in equity securities were as follows:

 ---------------------------------------------------------------------------------------------
 EQUITY SECURITIES:                                GROSS UNREALIZED  GROSS UNREALIZED   FAIR
 ($ IN MILLIONS)                            COST         GAINS            LOSSES       VALUE
 ---------------------------------------------------------------------------------------------

 DECEMBER 31, 2002
      Common stocks                          $48           $9               $7           $50
      Non-redeemable preferred stocks        280            8                6           282
 ---------------------------------------------------------------------------------------------
          Total Equity Securities           $328          $17              $13          $332
 ---------------------------------------------------------------------------------------------

 DECEMBER 31, 2001
      Common stocks                          $96          $11               $6          $101
      Non-redeemable preferred stocks        375            8               12           371
 ---------------------------------------------------------------------------------------------
          Total Equity Securities           $471          $19              $18          $472
 ---------------------------------------------------------------------------------------------

Proceeds from sales of equity securities were $945 million, $112 million and
$397 million in 2002, 2001 and 2000, respectively. Gross gains of $8 million,
$10 million and $107 million and gross losses of $4 million, $13 million and $9 million in 2002, 2001 and 2000, respectively, were realized on those sales.
Additional losses of $19 million, $96 million and $7 million in 2002, 2001 and
2000, respectively, were realized due to other-than-temporary losses in value.

MORTGAGE LOANS AND REAL ESTATE

At December 31, 2002 and 2001, the Company's mortgage loan and real estate portfolios consisted of the following:

 ----------------------------------------------------------------------------
 ($ IN MILLIONS)                                        2002          2001
 ----------------------------------------------------------------------------

 Current Mortgage Loans                                $1,941        $1,976
 Underperforming Mortgage Loans                            44            19
 ----------------------------------------------------------------------------
      Total Mortgage Loans                              1,985         1,995
 ----------------------------------------------------------------------------

 Real Estate - Foreclosed                                  17            42
 Real Estate - Investment                                  19            13
 ----------------------------------------------------------------------------
      Total Real Estate                                    36            55
 ----------------------------------------------------------------------------
      Total Mortgage Loans and Real Estate             $2,021        $2,050
 ============================================================================

Underperforming mortgage loans include delinquent mortgage loans over 90 days past due, loans in the process of foreclosure and loans modified at interest rates below market.

                                       F-23

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

Aggregate annual maturities on mortgage loans at December 31, 2002 are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.

        -----------------------------------------------------------
        YEAR ENDING DECEMBER 31,
        ($ IN MILLIONS)
        -----------------------------------------------------------
        Past Maturity                                    $13
        2003                                             183
        2004                                             156
        2005                                             123
        2006                                             198
        2007                                             135
        Thereafter                                     1,177
        -----------------------------------------------------------
             Total                                    $1,985
        ===========================================================

TRADING SECURITIES

Trading securities of the Company are held in Tribeca Citigroup Investments Ltd.
The assets and liabilities are valued at fair value as follows:

($ IN MILLIONS)                                 Fair value as of      Fair value as of
---------------                                 December 31, 2002     December 31, 2001
                                                -----------------     -----------------
ASSETS
    Trading securities
       Convertible bond arbitrage                     $1,442                $1,798
       Merger arbitrage                                   47                    80
       Other                                              42                     2
                                                      ------                ------
                                                      $1,531                $1,880
                                                      ======                ======
LIABILITIES
    Trading securities sold not yet purchased
       Convertible bond arbitrage                     $  520                $  836
       Merger arbitrage                                   13                    51
       Other                                              65                     4
                                                      ------                ------
                                                      $  598                $  891
                                                      ======                ======

The Company's trading portfolio investments and related liabilities are normally held for periods less than six months. See Note 12.

                                       F-24

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

OTHER INVESTED ASSETS

Other invested assets are composed of the following:

  --------------------------------------------------------------------------
  ($ IN MILLIONS)                                       2002           2001
  --------------------------------------------------------------------------
  Investment in Citigroup preferred stock            $3,212           $987
  Partnership investments                             1,269            949
  Real estate joint ventures                            390            520
  Other                                                  38             29
  --------------------------------------------------------------------------
  Total                                              $4,909         $2,485
  --------------------------------------------------------------------------

CONCENTRATIONS

At December 31, 2002 and 2001, the Company had an investment in Citigroup
Preferred Stock of $3.2 billion and $987 million, respectively. See Note 14.

The Company maintains a short-term investment pool for its insurance affiliates in which the Company also participates. See Note 14.

The Company had concentrations of investments, excluding those in federal and government agencies, primarily fixed maturities at fair value, in the following industries:

  --------------------------------------------------------------------------
  ($ IN MILLIONS)                                       2002           2001
  --------------------------------------------------------------------------
  Electric Utilities                                 $3,979         $3,883
  Finance                                             3,681          1,633
  Banking                                             1,900          1,944
  --------------------------------------------------------------------------

The Company held investments in foreign banks in the amount of $869 million and
$954 million at December 31, 2002 and 2001, respectively, which are included in the table above. The Company defines its below investment grade assets as those securities rated Ba1 by Moody's Investor Services (or its equivalent) or below by external rating agencies, or the equivalent by internal analysts when a public rating does not exist. Such assets include publicly traded below investment grade bonds and certain other privately issued bonds and notes that are classified as below investment grade. Below investment grade assets included in the categories of the preceding table include $878 million and $358 million in Electric Utilities at December 31, 2002 and 2001, respectively, and total below investment grade assets were $3.8 billion and $2.3 billion at December 31,
2002 and 2001, respectively.

Included in mortgage loans were the following group concentrations:

  --------------------------------------------------------------------------
  ($ IN MILLIONS)                                       2002           2001
  --------------------------------------------------------------------------
  STATE
  California                                           $788           $788

  PROPERTY TYPE
  Agricultural                                       $1,212         $1,131

                                       F-25

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The Company monitors creditworthiness of counterparties to all financial instruments by using controls that include credit approvals, credit limits and other monitoring procedures. Collateral for fixed maturities often includes pledges of assets, including stock and other assets, guarantees and letters of credit. The Company's underwriting standards with respect to new mortgage loans generally require loan to value ratios of 75% or less at the time of mortgage origination.

NON-INCOME PRODUCING INVESTMENTS
Investments included in the consolidated balance sheets that were non-income producing amounted to $58.5 million and $27.7 million at December 31, 2002 and
2001, respectively.

RESTRUCTURED INVESTMENTS
The Company had mortgage loans and debt securities that were restructured at below market terms at December 31, 2002 and 2001. The balances of the restructured investments were insignificant. The new terms typically defer a portion of contract interest payments to varying future periods. Gross interest income on restructured assets that would have been recorded in accordance with the original terms of such loans was insignificant in 2002 and 2001. Interest on these assets, included in net investment income, was also insignificant in 2002 and 2001.

NET INVESTMENT INCOME

  -----------------------------------------------------------------------------
  FOR THE YEAR ENDED DECEMBER 31,                     2002      2001      2000
  ($ IN MILLIONS)
  -----------------------------------------------------------------------------

  GROSS INVESTMENT INCOME
       Fixed maturities                              $2,359    $2,328    $2,061
       Mortgage loans                                   167       210       223
       Trading                                            9       131       208
       Joint ventures and partnerships                  203        71       150
       Citigroup preferred stock                        178        53        53
       Other, including policy loans                    104       165       184
  -----------------------------------------------------------------------------
  Total gross investment income                       3,020     2,958     2,879
  -----------------------------------------------------------------------------
  Investment expenses                                    84       127       149
  -----------------------------------------------------------------------------
  Net investment income                              $2,936    $2,831    $2,730
  -----------------------------------------------------------------------------

REALIZED AND UNREALIZED INVESTMENT GAINS (LOSSES)

Net realized investment gains (losses) for the periods were as follows:

  -----------------------------------------------------------------------------
  FOR THE YEAR ENDED DECEMBER 31,                     2002      2001      2000
  ($ IN MILLIONS)
  -----------------------------------------------------------------------------

  REALIZED INVESTMENT GAINS (LOSSES)
       Fixed maturities                              $(207)     $207     $(219)
       Equity securities                               (15)      (99)       91
       Mortgage loans                                   --         5        27
       Real estate held for sale                         8         3        25
       Derivatives                                     (77)       14        --
       Other                                           (31)       (5)       (1)
  -----------------------------------------------------------------------------
         Total realized investment gains (losses)    $(322)     $125      $(77)
  -----------------------------------------------------------------------------

                                       F-26

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

Changes in net unrealized investment gains (losses) that are reported in accumulated other changes in equity from nonowner sources were as follows:

  ------------------------------------------------------------------------------
  FOR THE YEAR ENDED DECEMBER 31,                        2002    2001     2000
  ($ IN MILLIONS)
  ------------------------------------------------------------------------------

  UNREALIZED INVESTMENT GAINS (LOSSES)
       Fixed maturities                                  $664     $85     $891
       Equity securities                                    3      40     (132)
       Other                                               31     (20)      13
  ------------------------------------------------------------------------------
         Total unrealized investment gains (losses)       698      105     772
  ------------------------------------------------------------------------------
       Related taxes                                      243       37     271
  ------------------------------------------------------------------------------
       Change in unrealized investment gains (losses)     455       68     501
       Balance beginning of year                          171      103    (398)
  ------------------------------------------------------------------------------
         Balance end of year                             $626     $171    $103
  ------------------------------------------------------------------------------

5.  REINSURANCE

Reinsurance is used in order to limit losses, minimize exposure to large risks, provide additional capacity for future growth and to effect business-sharing arrangements. Reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term coinsurance and modified coinsurance.
Reinsurance involves credit risk and the Company monitors the financial condition of these reinsurers on an ongoing basis. The Company remains primarily liable as the direct insurer on all risks reinsured.

Since 1997 universal life business has been reinsured under an 80%/20% quota share reinsurance program and term life business has been reinsured under a
90%/10% quota share reinsurance program. Maximum retention of $2.5 million is generally reached on policies in excess of $12.5 million for universal life, and in excess of $25.0 million for term insurance. For other plans of insurance, it is the policy of the Company to obtain reinsurance for amounts above certain retention limits on individual life policies, which limits vary with age and underwriting classification. Generally, the maximum retention on an ordinary life risk is $2.5 million. Total in-force business ceded under reinsurance contracts is $321.9 billion and $285.7 billion at December 31, 2002 and 2001.

Effective July 1, 2000 the Company sold 90% of its individual long-term care insurance business to General Electric Capital Assurance Company and its
subsidiary in the form of indemnity reinsurance arrangements. Written premiums ceded per these arrangements were $231.8 million and $233.3 million in 2002 and
2001, respectively, and earned premiums ceded were $233.8 million and $240.1 million in 2002 and 2001, respectively.

The Company also reinsures the guaranteed minimum death benefit (GMDB) on its variable annuity product. Total variable annuity account balances with GMDB is
$19.1 billion, of which $12.4 billion or 65% is reinsured at December 31, 2002.
GMDB is payable upon the death of a contractholder. When the benefit payable is greater than the account value of the variable annuity, the difference is called the net amount at risk (NAR). NAR totals $4.6 billion at December 31, 2002, of which $3.8 billion or 82% is reinsured. During 2002, substantially all new contracts written were not reinsured.

Through TIC, the Company writes workers' compensation business. This business is reinsured through a 100% quota-share agreement with the insurance subsidiaries of TPC.

                                       F-27

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

A summary of reinsurance financial data reflected within the consolidated statements of income and balance sheets is presented below ($ in millions):

                                              FOR THE YEARS ENDING DECEMBER 31,
WRITTEN PREMIUMS                                2002         2001         2000
-------------------------------------------------------------------------------

Direct                                        $ 2,610      $ 2,848      $ 2,634
Assumed from:
     Non-affiliated companies                      --            1           --
Ceded to:
     Travelers Indemnity Company                  (83)        (146)        (195)
     Non-affiliated companies                    (614)        (591)        (465)
-------------------------------------------------------------------------------
Total Net Written Premiums                    $ 1,913      $ 2,112      $ 1,974
===============================================================================

EARNED PREMIUMS                                 2002         2001         2000
-------------------------------------------------------------------------------

Direct                                        $ 2,652      $ 2,879      $ 2,644
Assumed from:
     Non-affiliated companies                      --            1           --
Ceded to:
     Travelers Indemnity Company                 (109)        (180)        (216)
     Non-affiliated companies                    (619)        (598)        (462)
-------------------------------------------------------------------------------
Total Net Earned Premiums                     $ 1,924      $ 2,102      $ 1,966
===============================================================================

Travelers Indemnity Company was an affiliate in 2001, 2000 and for part of 2002.
See Note 15.

Reinsurance recoverables at December 31, 2002 and 2001 include amounts recoverable on unpaid and paid losses and were as follows ($ in millions):

  REINSURANCE RECOVERABLES                                2002          2001
  -----------------------------------------------------------------------------

  Life and Accident and Health Business:
       Non-affiliated companies                          $2,589        $2,282
  Property-Casualty Business:
       Travelers Indemnity Company                        1,712         1,881
  -----------------------------------------------------------------------------
  Total Reinsurance Recoverables                         $4,301        $4,163
  =============================================================================

Reinsurance recoverables for the life and accident and health business include
$1,351 million and $1,060 million from General Electric Capital Assurance
Company, and also include $472 million and $500 million, from The Metropolitan
Life Insurance Company at December 31, 2002 and 2001, respectively.

6.  DEFERRED ACQUISITION COSTS AND VALUE OF INSURANCE IN FORCE

The Company has two intangible, amortizable assets, DAC and the value of insurance in force. The following is a summary of capitalized DAC by type.

                                       F-28

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

                                Deferred &
                                 Payout      UL &     Traditional Life
 IN MILLIONS OF DOLLARS         Annuities    COLI         & Other        Total
 -------------------------------------------------------------------------------
                               -------------------------------------------------
 Balance December 31, 2000        $ 896      $299        $1,794         $2,989
                               -------------------------------------------------

        Deferred expenses
             and other              385       142           324            851
       Amortization expense        (144)      (11)         (224)          (379)

                               -------------------------------------------------
 Balance December 31, 2001        1,137       430         1,894          3,461

        Deferred expenses
             and other              348       172           348            868
       Amortization expense        (132)      (24)         (237)          (393)

                               -------------------------------------------------
 Balance December 31, 2002       $1,353      $578        $2,005         $3,936
 -------------------------------------------------------------------------------

The value of insurance in force totaled $130 milllion and $144 million at
December 31, 2002 and 2001, respectively, and is included in other assets.
Amortization expense on the value of insurance in force was $25 million and $26 million for the twelve months ended December 31, 2002 and 2001, respectively.
Amortization expense related to the value of insurance in force is estimated to be $20 million in 2003, $18 million in 2004, $16 million in 2005, $13 million in
2006 and $12 million in 2007. In 2002 there was an opening balance sheet reclassification between DAC and the value of insurance in force in the amount of $11 million. This had no impact on results of operations or shareholder's equity.

7.  DEPOSIT FUNDS AND RESERVES

At December 31, 2002 and 2001, the Company had $38.8 billion and $34.1 billion of life and annuity deposit funds and reserves, respectively. Of that total,
$21.8 billion and $19.1 billion is not subject to discretionary withdrawal based on contract terms. The remaining $17.0 billion and $15.0 billion is for life and annuity products that are subject to discretionary withdrawal by the contractholder. Included in the amounts that are subject to discretionary withdrawal is $5.7 billion and $4.2 billion of liabilities that are surrenderable with market value adjustments. Also included are an additional
$5.5 billion and $5.0 billion of life insurance and individual annuity liabilities which are subject to discretionary withdrawals, and have an average surrender charge of 4.7% and 4.7%, respectively. In the payout phase, these funds are credited at significantly reduced interest rates. The remaining $5.8 billion and $5.8 billion of liabilities are surrenderable without charge.
Approximately 10.0% and 10.2% of these relate to individual life products for
2002 and 2001, respectively. These risks would have to be underwritten again if transferred to another carrier, which is considered a significant deterrent against withdrawal by long-term policyholders. Insurance liabilities that are surrendered or withdrawn are reduced by outstanding policy loans and related accrued interest prior to payout.

Included in contractholder funds and in the preceding paragraph are GICs totaling $10.9 billion. The scheduled maturities for these GICs, including interest, are $4.5 billion, $1.5 billion, $1.3 billion, $1.4 billion and $4.0 billion in 2003, 2004, 2005, 2006 and thereafter. These GICs have a weighted average interest rate of 4.81% at December 31, 2002.

                                       F-29

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

8.  FEDERAL INCOME TAXES

     EFFECTIVE TAX RATE

     ($ IN MILLIONS)

     ---------------------------------------------------------------------------
     FOR THE YEAR ENDED DECEMBER 31,            2002        2001         2000
     ---------------------------------------------------------------------------
     Income before federal income taxes        $1,503      $1,911       $1,654
     Statutory tax rate                            35%         35%         35%
     ---------------------------------------------------------------------------
     Expected federal income taxes                526         669          579
     Tax effect of:
          Non-taxable investment income           (62)        (20)         (19)
          Tax reserve release                     (43)        (18)         (12)
          Other, net                               --          (1)           3
     ---------------------------------------------------------------------------
     Federal income taxes                        $421        $630         $551
     ===========================================================================
     Effective tax rate                            28%         33%          33%
     ---------------------------------------------------------------------------

     COMPOSITION OF FEDERAL INCOME TAXES
     Current:
          United States                          $217        $424         $429
          Foreign                                  19          47           33
     ---------------------------------------------------------------------------
          Total                                   236         471          462
     ---------------------------------------------------------------------------
     Deferred:
          United States                           182         166           96
          Foreign                                   3          (7)          (7)
     ---------------------------------------------------------------------------
          Total                                   185         159           89
     ---------------------------------------------------------------------------
     Federal income taxes                        $421        $630         $551
     ===========================================================================

Additional tax benefits (expense) attributable to employee stock plans allocated directly to shareholder's equity for the years ended December 31, 2002, 2001 and
2000 were $(17) million, $21 million and $24 million, respectively.

                                       F-30

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The net deferred tax liabilities at December 31, 2002 and 2001 were comprised of the tax effects of temporary differences related to the following assets and liabilities:

--------------------------------------------------------------------------------
($ IN MILLIONS)                                                 2002     2001
--------------------------------------------------------------------------------

Deferred Tax Assets:
  Benefit, reinsurance and other reserves                        $422     $539
  Operating lease reserves                                         57       62
  Employee benefits                                               199      104
  Other                                                           289      158
--------------------------------------------------------------------------------
      Total                                                       967      863
--------------------------------------------------------------------------------

Deferred Tax Liabilities:
  Deferred acquisition costs and value of insurance in force   (1,097)    (968)
  Investments, net                                             (1,180)    (215)
  Other                                                          (138)     (89)
--------------------------------------------------------------------------------
      Total                                                    (2,415)  (1,272)
--------------------------------------------------------------------------------
Net Deferred Tax Liability                                    $(1,448)   $(409)
--------------------------------------------------------------------------------

The Company and its subsidiaries file a consolidated federal income tax return with Citigroup Inc. Federal income taxes are allocated to each member of the consolidated group, according to the Tax Sharing Agreement, on a separate return basis adjusted for credits and other amounts required by the Agreement.

At December 31, 2002 and 2001, the Company had no ordinary or capital loss carryforwards.

The policyholders' surplus account, which arose under prior tax law, is generally that portion of the gain from operations that has not been subjected to tax, plus certain deductions. The balance of this account is approximately
$932 million. Income taxes are not provided for on this amount because under current U.S. tax rules such taxes will become payable only to the extent such amounts are distributed as a dividend or exceed limits prescribed by federal law. Distributions are not currently contemplated from this account. At current rates the maximum amount of such tax would be approximately $326 million.

                                       F-31

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

9.   SHAREHOLDER'S EQUITY

SHAREHOLDER'S EQUITY AND DIVIDEND AVAILABILITY

The Company's statutory net income, which includes the statutory net income of all insurance subsidiaries, was $256 million, $330 million and $981 million for the years ended December 31, 2002, 2001 and 2000, respectively. The Company's statutory capital and surplus was $6.9 billion and $5.1 billion at December 31,
2002 and 2001, respectively.

Effective January 1, 2001, the Company began preparing its statutory basis financial statements in accordance with the National Association of Insurance
Commissioners' ACCOUNTING PRACTICES AND PROCEDURES MANUAL - VERSION EFFECTIVE
JANUARY 1, 2001, subject to any deviations prescribed or permitted by its domicilary insurance commissioners (see Note 1, Summary of Significant
Accounting Policies, Permitted Statutory Accounting Practices). The impact of this change on the Company's statutory capital and surplus was not significant.
The impact of this change on statutory net income was $119 million in 2001, related to recording equity method investment earnings as unrealized gains versus net investment income.

The Company is currently subject to various regulatory restrictions that limit the maximum amount of dividends available to be paid to its parent without prior approval of insurance regulatory authorities. A maximum of $966 million is available by the end of the year 2003 for such dividends without prior approval of the State of Connecticut Insurance Department, depending upon the amount and timing of the payments. TLAC may not pay a dividend to TIC without such approval. Primerica Life may pay up to $148 million to TIC in 2003 without prior approval of the Massachusetts Insurance Department. The Company paid dividends of $586 million, $472 million and $860 million in 2002, 2001 and 2000, respectively.

In connection with the TPC IPO and distribution, the Company's additional paid-in capital increased $1,596 million during 2002 as follows:

     ($ IN MILLIONS)
     ---------------
     Citigroup Series YYY Preferred Stock            $2,225
     TLA Holdings LLC                                   142
     Cash and other assets                              189
     Pension, post-retirement, and post-
           employment benefits payable                 (279)
     Deferred tax assets                                 98
     Deferred tax liabilities                          (779)
                                                     ------
                                                     $1,596

     See Note 15.

                                       F-32

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

9.  SHAREHOLDER'S EQUITY (CONTINUED)

Accumulated Other Changes in Equity from Nonowner Sources, Net of Tax

Changes in each component of Accumulated Other Changes in Equity from Nonowner
Sources were as follows:

                                                   NET UNREALIZED                                           ACCUMULATED OTHER
                                                   GAIN (LOSS) ON   FOREIGN CURRENCY   DERIVATIVE           CHANGES IN EQUITY
($ IN MILLIONS)                                    INVESTMENT       TRANSLATION        INSTRUMENTS AND      FROM NONOWNER
                                                   SECURITIES       ADJUSTMENTS        HEDGING ACTIVITIES   SOURCES
-----------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1999                             $(397)          $  (1)               $  --                $(398)
Unrealized gains on investment securities,
   net of tax of $297                                    451              --                   --                  451
Reclassification adjustment for losses
   included in net income, net of tax of $(27)            50              --                   --                   50
Foreign currency translation adjustment, net
   of tax of $1                                           --               1                   --                    1
-----------------------------------------------------------------------------------------------------------------------------
PERIOD CHANGE                                            501               1                   --                  502
-----------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2000                               104              --                   --                  104
Cumulative effect of change in accounting
   for derivative instruments and hedging
   activities, net of tax of $(16)                        14              --                  (43)                 (29)
Unrealized gains on investment securities,
   net of tax of $80                                     149              --                   --                  149
Reclassification adjustment for gains
   included in net income, net of tax of $44             (81)             --                   --                  (81)
Foreign currency translation adjustment, net
   of tax of $(2)                                         --              (3)                  --                   (3)
Derivative instrument hedging activity
   losses, net of tax of $(35)                            --              --                  (66)                 (66)
-----------------------------------------------------------------------------------------------------------------------------
PERIOD CHANGE                                             82              (3)                (109)                 (30)
-----------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2001                               186              (3)                (109)                  74
Unrealized gains on investment securities,
   net of tax of $132                                    246              --                   --                  246
Reclassification adjustment for losses
   included in net income, net of tax of $(113)          209              --                   --                  209
Foreign currency translation adjustment, net
   of tax of $2                                           --               3                   --                    3
Derivative instrument hedging activity losses,
net of tax of $(42)                                       --              --                  (78)                 (78)
-----------------------------------------------------------------------------------------------------------------------------
PERIOD CHANGE                                            455               3                  (78)                 380
-----------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2002                             $ 641           $  --                $(187)               $ 454
-----------------------------------------------------------------------------------------------------------------------------

                                       F-33

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

10.  BENEFIT PLANS

PENSION AND OTHER POSTRETIREMENT BENEFITS

The Company participates in a qualified, noncontributory defined benefit pension plan sponsored by Citigroup. The Company's share of the expense related to this plan was insignificant in 2002, 2001 and 2000.

The Company also participates in a non-qualified, noncontributory defined benefit pension plan sponsored by Citigroup. During 2002, the Company assumed
TPC's share of the non-qualified pension plan related to inactive employees of the former Travelers Insurance entities as part of the TPC spin-off. The
Company's share of net expense for this plan was $10 million in 2002, and insignificant in 2001 and 2000.

In addition, the Company provides certain other postretirement benefits to retired employees through a plan sponsored by Citigroup. The Company assumed
TPC's share of the postretirement benefits related to inactive employees of the former Travelers Insurance entities during 2002 as part of the TPC spin-off. The
Company's share of net expense for the other postretirement benefit plans was
$18 million in 2002 and not significant for 2001 and 2000.

401(k) SAVINGS PLAN

Substantially all of the Company's employees are eligible to participate in a
401(k) savings plan sponsored by Citigroup. The Company's expenses in connection with the 401(k) savings plan were not significant in 2002, 2001 and 2000. See
Note 14.

11.  LEASES

Most leasing functions for the company are administered by a Citigroup subsidiary at December 31, 2002. Net rent expense for the Company was $24 million, $26 million, and $26 million in 2002, 2001 and 2000, respectively.

--------------------------------------------------------------------------------
YEAR ENDING DECEMBER 31,             MINIMUM OPERATING        MINIMUM CAPITAL
($ IN MILLIONS)                       RENTAL PAYMENTS         RENTAL PAYMENTS
--------------------------------------------------------------------------------
2003                                       $ 43                     $ 5
2004                                         42                       5
2005                                         47                       5
2006                                         54                       5
2007                                         54                       6
Thereafter                                  131                      24
--------------------------------------------------------------------------------
Total Rental Payments                      $371                     $50
================================================================================

Future sublease rental income of approximately $66 million will partially offset these commitments. Also, the Company will be reimbursed for 50% of the rental expense for a particular lease, totaling $164 million, by an affiliate.

                                       F-34

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

12. DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS

DERIVATIVE FINANCIAL INSTRUMENTS
The Company uses derivative financial instruments, including financial futures contracts, swaps, options and forward contracts, as a means of hedging exposure to interest rate changes, equity price changes and foreign currency risk. The
Company also uses derivative financial instruments to enhance portfolio income and replicate cash market investments. The Company, through Tribeca Citigroup
Investments Ltd., holds and issues derivative instruments in conjunction with these funding strategies.

The Company uses exchange traded financial futures contracts to manage its exposure to changes in interest rates that arise from the sale of certain insurance and investment products, or the need to reinvest proceeds from the sale or maturity of investments. To hedge against adverse changes in interest rates, the Company enters long or short positions in financial futures contracts, which offset asset price changes resulting from changes in market interest rates until an investment is purchased, or a product is sold. Futures contracts are commitments to buy or sell at a future date a financial instrument, at a contracted price, and may be settled in cash or through delivery.

The Company uses equity option contracts to manage its exposure to changes in equity market prices that arise from the sale of certain insurance products. To hedge against adverse changes in the equity market prices, the Company enters long positions in equity option contracts with major financial institutions.
These contracts allow the Company, for a fee, the right to receive a payment if the Standard and Poor's 500 Index falls below agreed upon strike prices.

Currency option contracts are used on an ongoing basis to hedge the Company's exposure to foreign currency exchange rates that result from the Company's direct foreign currency investments. To hedge against adverse changes in exchange rates, the Company enters contracts that give it the right, but not the obligation, to sell the foreign currency within a limited time at a contracted price that may also be settled in cash, based on differentials in the foreign exchange rate. These contracts cannot be settled prior to maturity.

The Company enters into interest rate swaps in connection with other financial instruments to provide greater risk diversification and better match assets and liabilities. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. The Company also enters into basis swaps in which both legs of the swap are floating with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date.

The Company enters into currency swaps in connection with other financial instruments to provide greater risk diversification and better match assets purchased in U.S. Dollars with a corresponding liability originated in a foreign currency. Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, foreign currency for U.S. Dollars. Generally, there is an exchange of foreign currency for U.S. Dollars at the outset of the contract based upon prevailing foreign exchange rates. Swap agreements are not exchange traded so they are subject to the risk of default by the counterparty.

                                       F-35

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

Forward contracts are used on an ongoing basis to hedge the Company's exposure to foreign currency exchange rates that result from the net investment in the
Company's Canadian Operations as well as direct foreign currency investments. To hedge against adverse changes in exchange rates, the Company enters into contracts to exchange foreign currency for U.S. Dollars with major financial institutions. These contracts cannot be settled prior to maturity. At the maturity date the Company must purchase the foreign currency necessary to settle the contracts.

The Company enters into credit default swaps in conjunction with a fixed income investment to reproduce the investment characteristics of a different permissible investment. Under credit default swaps, the Company agrees with other parties to receive, at specified intervals, fixed or floating rate interest amounts calculated by reference to an agreed notional principal amount in exchange for the credit default risk of a specified bond. Swap agreements are not exchange traded so they are subject to the risk of default by the counterparty.

The Company monitors the creditworthiness of counterparties to these financial instruments by using criteria of acceptable risk that are consistent with on-balance sheet financial instruments. The controls include credit approvals, credit limits and other monitoring procedures.

The following table summarizes certain information related to the Company's hedging activities for the years ended December 31, 2002 and 2001:

                                         Year Ended          Year Ended
   In millions of dollars                December 31, 2002   December 31, 2001
   -----------------------------------------------------------------------------
   Hedge ineffectiveness recognized
       related to fair value hedges           $(18.3)             $(4.1)

   Hedge ineffectiveness recognized
       related to cash flow hedges              14.8               (6.2)

   Net gain recorded in accumulated
       other changes in equity from
       nonowner sources related to net
       investment hedges                        (8.4)               0.8

During the year ended December 31, 2002 the Company recorded a gain of $.3 million from discontinued forecasted transactions. During the year ended
December 31, 2001 there were no discontinued forecasted transactions. The amount expected to be reclassified from accumulated other changes in equity from nonowner sources into pre-tax earnings within twelve months from December 31,
2002 is $(27.2) million.

In 2000, these derivative financial instruments were treated as off-balance sheet instruments. Financial instruments with off-balance sheet risk involve, to varying degrees, elements of credit and market risk in excess of the amount recognized in the balance sheet. The contract or notional amounts of these instruments reflect the extent of involvement the Company has in a particular class of financial instrument. However, the maximum loss of cash flow associated with these instruments can be less than these amounts. For swaps, options and forward contracts, credit risk is limited to the amount that it would cost the
Company to replace the contracts. Financial futures contracts and purchased listed option contracts have very little credit risk since organized exchanges are the counterparties.

                                       F-36

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK
In the normal course of business, the Company issues fixed and variable rate loan commitments and has unfunded commitments to partnerships. All of these commitments are to unaffiliated entities. The off-balance sheet risk of fixed and variable rate loan commitments was $240.9 million and $212.2 million at
December 31, 2002 and 2001, respectively. The Company had unfunded commitments of $630.0 million and $661.5 million to these partnerships at December 31, 2002 and 2001, respectively.

FAIR VALUE OF CERTAIN FINANCIAL INSTRUMENTS
The Company uses various financial instruments in the normal course of its business. Certain insurance contracts are excluded by Statement of Financial
Accounting Standards No. 107, "Disclosure about Fair Value of Financial
Instruments," and therefore are not included in the amounts discussed.

At December 31, 2002 and 2001, investments in fixed maturities had a carrying value and a fair value of $36.4 billion and $32.1 billion, respectively. See
Notes 1 and 4.

At December 31, 2002, mortgage loans had a carrying value of $2.0 billion and a fair value of $2.2 billion and at year-end 2001 had a carrying value of $2.0 billion and a fair value of $2.1 billion. In estimating fair value, the Company used interest rates reflecting the current real estate financing market.

Included in other invested assets are 2,225 shares of Citigroup Cumulative
Preferred Stock Series YYY, carried at cost of $2,225 million at December 31,
2002, acquired as a contribution from TPC. This Series YYY preferred stock pays cumulative dividends at 6.767%, has a liquidation value of $1 million per share and has perpetual duration, is not subject to a sinking fund or mandatory redemption but may be optionally redeemed by Citigroup at any time on or after
February 27, 2022. Dividends totaling $125 million were received in 2002. There is no established market for this investment and it is not practicable to estimate the fair value of the preferred stock.

Included in other invested assets are 987 shares of Citigroup Cumulative
Preferred Stock Series YY, carried at cost of $987 million at December 31, 2002 and 2001. This series YY preferred stock pays cumulative dividends at 5.321%, has a liquidation value of $1 million per share, and has perpetual duration, is not subject to a sinking fund or mandatory redemption but may be optionally redeemed by Citigroup at any time on or after December 22, 2018. Dividends totaling $53 million were received during 2002, 2001 and 2000, respectively.
There is no established market for this investment and it is not practicable to estimate the fair value of the preferred stock.

At December 31, 2002, contractholder funds with defined maturities had a carrying value of $12.5 billion and a fair value of $13.3 billion, compared with a carrying value and a fair value of $9.5 billion and $10.0 billion at December
31, 2001. The fair value of these contracts is determined by discounting expected cash flows at an interest rate commensurate with the Company's credit risk and the expected timing of cash flows. Contractholder funds without defined maturities had a carrying value of $11.1 billion and a fair value of $10.7 billion at December 31, 2002, compared with a carrying value of $10.6 billion and a fair value of $10.3 billion at December 31, 2001. These contracts generally are valued at surrender value.

The carrying values of $321 million and $495 million of financial instruments classified as other assets approximated their fair values at December 31, 2002 and 2001, respectively. The carrying value of $1.5 billion of financial instruments classified as other liabilities at both December 31, 2002 and 2001 also approximated their fair values at both December 31, 2002 and 2001. Fair value is determined using various methods, including discounted cash flows, as appropriate for the various financial instruments.

                                       F-37

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The assets of separate accounts providing a guaranteed return had a carrying value and a fair value of $511 million at December 31, 2002, compared with a carrying value and a fair value of $507 million at December 31, 2001. The liabilities of separate accounts providing a guaranteed return had a carrying value and a fair value of $511 million at December 31, 2002, compared with a carrying value and a fair value of $507 million at December 31, 2001.

The carrying values of cash, trading securities and trading securities sold not yet purchased are carried at fair value. The carrying values of short-term securities and investment income accrued approximated their fair values. The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

13. COMMITMENTS AND CONTINGENCIES

LITIGATION

TIC and its subsidiaries are defendants or co-defendants in various litigation matters in the normal course of business. These include civil actions, arbitration proceedings and other matters arising in the normal course of business out of activities as an insurance company, a broker and dealer in securities or otherwise. In the opinion of the Company's management, the ultimate resolution of these legal proceedings would not be likely to have a material adverse effect on the Company's results of operations, financial condition or liquidity.

14. RELATED PARTY TRANSACTIONS

Citigroup and certain of its subsidiaries provide investment management and accounting services, payroll, internal auditing, benefit management and administration, property management and investment technology services to the
Company as of December 31, 2002. At December 31, 2001 the majority of these services were provided by either Citigroup and its subsidiaries or TPC. The
Company paid Citigroup and its subsidiaries $56.9 million and $43.6 million in
2002 and 2001, respectively, for these services. The Company paid TPC $33.6 million and $30.0 million in 2002 and 2001, respectively, for these services.
The amounts due from affiliates related to these services, included in other assets at December 31, 2002, were insignificant and in 2001 were $88.2 million.
See Note 15.

The Company maintains a short-term investment pool in which its insurance affiliates participate. The position of each company participating in the pool is calculated and adjusted daily. At December 31, 2002 and 2001, the pool totaled approximately $4.2 billion and $5.6 billion, respectively. The Company's share of the pool amounted to $3.8 billion and $2.6 billion at December 31, 2002 and 2001, respectively, and is included in short-term securities in the consolidated balance sheets.

                                       F-38

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

At December 31, 2002 and 2001 the Company had outstanding loaned securities to
SSB for $267.1 million and $413.5 million, respectively.

Included in other invested assets is a $3.2 billion and $987 million investment in Citigroup preferred stock at December 31, 2002 and 2001, respectively, carried at cost. Dividends received on these investments were $178 million in
2002, and $53 million in each of 2001 and 2000.

The Company had investments in an affiliated joint venture, Tishman Speyer, in the amount of $186.1 million and $310.9 million at December 31, 2002 and 2001, respectively. Income of $99.7 million, $65.5 million and $67.0 million was earned on these investments in 2002, 2001 and 2000, respectively.

The Company also had an investment in Greenwich Street Capital Partners I, an affiliated private equity investment, in the amount of $21.6 million at both
December 31, 2002 and 2001. Income (loss) of $0, $(41.6) million and $8.1 million were earned on this investment in 2002, 2001 and 2000, respectively.

In the ordinary course of business, the Company purchases and sells securities through affiliated broker-dealers. These transactions are conducted on an arm's-length basis.

The Company markets deferred annuity products and life insurance through its affiliate, Salomon Smith Barney (SSB). Annuity deposits related to these products were $1.0 billion, $1.5 billion, and $1.8 billion in 2002, 2001 and
2000, respectively. Life premiums were $109.7 million, $96.5 million and $77.0 million in 2002, 2001 and 2000, respectively.

The Company also markets individual annuity and life insurance through
CitiStreet Retirement Services LLC, a division of CitiStreet, a joint venture between Citigroup and State Street Bank. Deposits received from CitiStreet
Retirement Services, LLC were $1.6 billion in each of 2002 and 2001 and $1.8 billion in 2000.

The Company markets individual annuity products through an affiliate Citibank,
N.A. (Citibank). Deposits received from Citibank were $303 million, $564 million and $392 million in 2002, 2001 and 2000, respectively.

Primerica Financial Services (PFS), an affiliate, is a distributor of products for TLA. PFS sold $787 million, $901 million and $1.03 billion of individual annuities in 2002, 2001 and 2000, respectively.

Primerica Life has entered into a General Agency Agreement with PFS that provides that PFS will be Primerica Life's general agent for marketing all insurance of Primerica Life. In consideration of such services, Primerica Life agreed to pay PFS marketing fees of no less than $10 million per year based upon
U.S. gross direct premiums received by Primerica Life. In each of 2002, 2001, and 2000 the fees paid by Primerica Life were $12.5 million.

The Company sells structured settlement annuities to the property casualty subsidiaries of TPC. See Note 15.

                                       F-39

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The Company participates in a stock option plan sponsored by Citigroup that provides for the granting of stock options in Citigroup common stock to officers and other employees. To further encourage employee stock ownership, Citigroup introduced the WealthBuilder stock option program during 1997 and the Citigroup
Ownership Program in 2001. Under these programs, all employees meeting established requirements have been granted Citigroup stock options. During 2000 and 2001, Citigroup introduced the Citigroup 2000 Stock Purchase Plan and
Citigroup 2001 Stock Purchase Program for new employees, which allowed eligible employees of Citigroup, including the Company's employees, to enter into fixed subscription agreements to purchase shares at the market value on the date of the agreements. Enrolled employees are permitted to make one purchase prior to the expiration date. The Company's charge to income for these plans was insignificant in 2002, 2001 and 2000.

The Company also participates in the Citigroup Capital Accumulation Program.
Participating officers and other employees receive a restricted stock award in the form of Citigroup common stock. These restricted stock awards generally vest after a three-year period and, except under limited circumstances, the stock can not be sold or transferred during the restricted period by the participant, who is required to render service to the Company during the restricted period. The
Company's charge to income for this program was insignificant in 2002, 2001 and
2000.

Unearned compensation expense associated with the Citigroup restricted common stock grants, which represents the market value of Citigroup's common stock at the date of grant, is included with other assets in the Consolidated Balance
Sheet and is recognized as a charge to income ratably over the vesting period.
The Company's charge to income was insignificant during 2002, 2001 and 2000.

The Company applies Accounting Principles Board Opinion No. 25 (APB 25) and
related interpretations in accounting for stock options. Since stock options under the Citigroup plans are issued at fair market value on the date of award, no compensation cost has been recognized for these awards. FAS 123 provides an alternative to APB 25 whereby fair values may be ascribed to options using a valuation model and amortized to compensation cost over the vesting period of the options.

                                       F-40

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

15.  TRAVELERS PROPERTY CASUALTY SPIN-OFF

On March 27, 2002, Travelers Property Casualty Corp. (TPC), the Company's parent at December 31, 2001, completed its initial public offering (IPO). On August 20,
2002, Citigroup made a tax-free distribution to its stockholders of a majority portion of its remaining interest in TPC. Prior to the IPO the following transactions occurred:

     o    The common stock of the Company was distributed by TPC to CIHC so the
          Company would remain an indirect wholly owned subsidiary of Citigroup.

     o    The Company sold its home office buildings in Hartford, Connecticut and a building housing TPC's information systems in Norcross, Georgia to TPC for $68 million.

     o    TLA Holdings LLC, a non-insurance subsidiary valued at $142 million, was contributed to the Company by TPC.

     o    The Company assumed pension, post-retirement and post-employment benefits payable to all inactive employees of the former Travelers
          Insurance entities and received $189 million of cash and other assets from TPC to offset these benefit liabilities.

     o    The Company received 2,225 shares of Citigroup's 6.767% Cumulative
          Preferred Stock, Series YYY, with a par value of $1.00 per share and a liquidation value of $1 million per share as a contribution from TPC.

At December 31, 2001, TPC and its subsidiaries were affiliates of the Company and provided certain services to the Company. These services included data processing, facilities management, banking and financial functions, benefits administration and others. During 2002, the Company began phasing out these services. At December 31, 2002, the Company still receives certain services from
TPC on a contract basis. The Company paid TPC $33.6 million and $30.0 million in
2002 and 2001, respectively, for these services.

The Company sells structured settlement annuities to the property casualty insurance subsidiaries of TPC. Such premiums and deposits were $159 million,
$194 million and $191 million for 2002, 2001 and 2000, respectively.

The Company has a license from TPC to use the names "Travelers Life & Annuity,"
"The Travelers Insurance Company," "The Travelers Life and Annuity Company" and
related names in connection with the Company's business.

                                       F-41

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

16.  RECONCILIATION OF NET INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES

The following table reconciles net income to net cash provided by operating activities:

-----------------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,                          2002         2001         2000
($ IN MILLIONS)
-----------------------------------------------------------------------------------------

Net Income                                             $ 1,082      $ 1,281      $ 1,103
Adjustments to reconcile net income to net
cash provided by operating activities:
Realized (gains) losses                                    322         (125)          77
Deferred federal income taxes                              185          159           89
Amortization of deferred policy acquisition
costs                                                      393          379          347
Additions to deferred policy acquisition costs            (878)        (851)        (792)
Investment income                                         (119)        (493)        (384)
Premium balances                                            (7)           7           20
Insurance reserves and accrued expenses                    493          686          559
Other                                                     (403)         237          221
----------------------------------------------------------------------------------------
Net cash provided by operations                        $ 1,068      $ 1,280      $ 1,240
----------------------------------------------------------------------------------------

17.  NON-CASH INVESTING AND FINANCING ACTIVITIES

Significant non-cash investing and financing activities include the contribution of $2,225 million of Citigroup YYY preferred stock and related deferred tax liability of $779 million; a $17 million COLI asset and $98 million deferred tax asset related to the transfer of $279 million of pension and postretirement benefits, transferred for $172 million cash; and the contribution of a non-insurance company, TLA Holdings, LLC, for $142 million.

                                       F-42

         INDEX TO FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES

                                                                                              PAGE
The Travelers Insurance Company and Subsidiaries

     Independent Auditors' Report                                                              F-1

     Consolidated Statements of Income                                                         F-2

     Consolidated Balance Sheets                                                               F-3

     Consolidated Statements of Changes In Shareholder's Equity                                F-4

     Consolidated Statements of Cash Flows                                                     F-5

     Notes to Consolidated Financial Statements                                                F-6

Independent Auditors' Report                                                                  F-44

Schedule I - Summary of Investments - Other than Investments in Related Parties 2002          F-45

Schedule III - Supplementary Insurance Information 2000-2002                                  F-46

Schedule IV - Reinsurance 2000-2002                                                           F-47

All other schedules are inapplicable for this filing.

                                      F-43

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholder
The Travelers Insurance Company:

Under date of January 21, 2003, we reported on the consolidated balance sheets of The Travelers Insurance Company and subsidiaries as of December 31, 2002 and
2001, and the related consolidated statements of income, changes in shareholder's equity, and cash flows for each of the years in the three-year period ended December 31, 2002, which are included in this Form 10-K. In connection with our audits of the aforementioned consolidated financial statements, we also audited the related financial statement schedules as listed in the accompanying index. These financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statement schedules based on our audits.

In our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for goodwill and other intangible assets in
2002, and its methods of accounting for derivative instruments and hedging activities and for securitized financial assets in 2001.

/s/ KPMG LLP

Hartford, Connecticut
January 21, 2003

                                       F-44

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES

                                   SCHEDULE I
       SUMMARY OF INVESTMENTS - OTHER THAN INVESTMENTS IN RELATED PARTIES
                                DECEMBER 31, 2002
                                 ($ IN MILLIONS)

------------------------------------------------------------------------------------------------------
TYPE OF INVESTMENT                                                                    AMOUNT SHOWN IN
                                                                 COST       VALUE     BALANCE SHEET(1)
------------------------------------------------------------------------------------------------------

Fixed Maturities:
     Bonds:
         U.S. Government and government agencies and
           Authorities                                         $ 6,416     $ 6,658       $ 6,658
         States, municipalities and political subdivisions         297         319           319
         Foreign governments                                       365         393           393
         Public utilities                                        3,261       3,149         3,149
         Convertible bonds and bonds with warrants attached        263         269           269
         All other corporate bonds                              24,679      25,532        25,532
------------------------------------------------------------------------------------------------------
              Total Bonds                                       35,281      36,320        36,320
     Redeemable preferred stocks                                   147         114           114
------------------------------------------------------------------------------------------------------
         Total Fixed Maturities                                 35,428      36,434        36,434
------------------------------------------------------------------------------------------------------

Equity Securities:
     Common Stocks:
         Banks, trust and insurance companies                       10          10            10
         Industrial, miscellaneous and all other                    38          40            40
------------------------------------------------------------------------------------------------------
              Total Common Stocks                                   48          50            50
     Nonredeemable preferred stocks                                280         282           282
------------------------------------------------------------------------------------------------------
         Total Equity Securities                                   328         332           332
------------------------------------------------------------------------------------------------------

Mortgage Loans                                                   1,985                     1,985
Real Estate Held For Sale                                           36                        36
Policy Loans                                                     1,168                     1,168
Short-Term Securities                                            4,414                     4,414
Trading Securities                                               1,531                     1,531
Other Investments(2,3,4)                                         1,382                     1,382
------------------------------------------------------------------------------------------------------
         Total Investments                                     $46,272                   $47,282
======================================================================================================

(1)  Determined in accordance with methods described in Notes 1 and 4 of the
     Notes to Consolidated Financial Statements.

(2)  Excludes $3.2 billion of Citigroup Inc. preferred stock. See Note 14 of
     Notes to Consolidated Financial Statements.

(3)  Also excludes $315 million fair value of investment in affiliated partnership interests.

(4)  Includes derivatives marked to market and recorded at fair value in the balance sheet.

                                       F-45

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES

                                  SCHEDULE III
                       SUPPLEMENTARY INSURANCE INFORMATION
                                 ($ IN MILLIONS)

----------------------------------------------------------------------------------------------------------------------------------
                                                       FUTURE POLICY
                                       DEFERRED        BENEFITS,        OTHER POLICY
                                       POLICY          LOSSES, CLAIMS   CLAIMS AND                      NET             BENEFITS,
                                       ACQUISITION     AND LOSS         BENEFITS         PREMIUM        INVESTMENT      CLAIMS AND
                                       COSTS           EXPENSES(1)      PAYABLE          REVENUE        INCOME          LOSSES(2)
----------------------------------------------------------------------------------------------------------------------------------

                       2002
                       ----
Travelers Life & Annuity                $2,043           $37,774             $461          $  730         $2,646        $2,404
Primerica Life                           1,893             3,261              147           1,194            290           527
----------------------------------------------------------------------------------------------------------------------------------
Total                                   $3,936           $41,035             $608          $1,924         $2,936        $2,931
==================================================================================================================================

                       2001
                       ----
Travelers Life & Annuity                $1,672           $33,475             $368           $ 957         $2,530        $2,534
Primerica Life                           1,789             3,044              144           1,145            301           507
----------------------------------------------------------------------------------------------------------------------------------
Total                                   $3,461           $36,519             $512          $2,102         $2,831        $3,041
==================================================================================================================================

                       2000
                       ----
Travelers Life & Annuity                $1,291           $29,377             $321           $ 860         $2,450        $2,294
Primerica Life                           1,698             2,856              140           1,106            280           496
----------------------------------------------------------------------------------------------------------------------------------
Total                                   $2,989           $32,233             $461          $1,966         $2,730        $2,790
==================================================================================================================================

----------------------------------------------

   AMORTIZATION OF
   DEFERRED POLICY   OTHER
   ACQUISITION       OPERATING       PREMIUMS
   COSTS             EXPENSES         WRITTEN
----------------------------------------------

      $174             $190           $  729
       219              217            1,184
----------------------------------------------
      $393             $407           $1,913
==============================================

      $171             $154           $  955
       208              217            1,157
----------------------------------------------
      $379             $371           $2,112
==============================================

      $166             $233           $  859
       181              230            1,115
----------------------------------------------
      $347             $463           $1,974
==============================================

(1)  Includes contractholder funds.
(2)  Includes interest credited to contractholders.

                                       F-46

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES

                                   SCHEDULE IV
                                   REINSURANCE
                                 ($ IN MILLIONS)

--------------------------------------------------------------------------------------------------------
                                                                    ASSUMED                   PERCENTAGE
                                                     CEDED TO        FROM                     OF AMOUNT
                                        GROSS          OTHER         OTHER         NET         ASSUMED
                                        AMOUNT       COMPANIES     COMPANIES      AMOUNT       TO NET
--------------------------------------------------------------------------------------------------------

2002
----
Life Insurance In Force                $549,066      $321,940      $  3,568      $230,694        1.5%
Premiums:
     Life insurance                    $  2,227           377      $     --      $  1,850         --
     Accident and health insurance          316           242            --            74         --
     Property casualty                      109           109            --            --         --
                                       --------      --------      --------      --------       ----
         Total Premiums                $  2,652      $    728      $     --      $  1,924         --
                                       ========      ========      ========      ========       ====

2001
----
Life Insurance In Force                $510,457      $285,696      $  3,636      $228,397        1.6%
Premiums:
     Life insurance                    $  2,378      $    352      $     --      $  2,026         --
     Accident and health insurance          321           246             1            76         --
     Property casualty                      180           180            --            --         --
                                       --------      --------      --------      --------       ----
         Total Premiums                $  2,879      $    778      $      1      $  2,102         --
                                       ========      ========      ========      ========       ====

2000
----
Life Insurance In Force                $480,958      $252,498      $  3,692      $232,152        1.6%
Premiums:
     Life insurance                    $  2,106      $    330      $     --      $  1,776         --
     Accident and health insurance          322           132            --           190         --
     Property casualty                      216           216            --            --         --
                                       --------      --------      --------      --------       ----
         Total Premiums                $  2,644      $    678      $     --      $  1,966         --
                                       ========      ========      ========      ========       ====

                                       F-47

PART C

Other Information

Item 27.	Exhibits

Exhibit Number	Description

a.	Resolution of the Board of Directors of The Travelers Insurance Company authorizing the establishment of the Registrant. (Incorporated herein by reference to Exhibit No. 1 to Post-Effective Amendment No. 17 to the Registration Statement on Form S-6 filed April 29, 1996.)

b.	Not Applicable.

c.1.	Distribution and Principal Underwriting Agreement among the Registrant, The Travelers Insurance Company and Travelers Distribution LLC. (Incorporated herein by reference to Exhibit c.1 to Post Effective Amendment No. 3 to the Registration Statement on Form N-6, File No. 333-56952 filed February 7, 2003.)

c.2.	Specimen Selling Agreement. (Incorporated herein by reference to Exhibit 3(b) to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4, File No. 333-65942 filed April 15, 2003.)

d.1.	Form of Variable Life Insurance Contracts. (Incorporated herein by reference to Exhibit No. 5 to Post-Effective Amendment No. 17 to the Registration Statement on Form S-6 filed April 29, 1996.)

d.2.	Primary or Other Insured Term Rider (MarketLife). Filed herewith.

d.3.	Child Term Insurance Rider (MarketLife). Filed herewith.

d.4.	Lapse Protection Guarantee Rider (MarketLife). Filed herewith.

d.5.	Maturity Extension Rider (MarketLife). Filed herewith.

d.6.	Cost of Living Increase Rider (MarketLife/Invest). Filed herewith.

d.7.	Waiver of Deduction Amount Rider (MarketLife/Invest). Filed herewith.

d.8.	Childrens Level Term Life Insurance Provision (Rider) (InVest). Filed herewith.

d.9.	Cost of Living Increase Rider (InVest). Filed herewith.

d.10.	Spouse and Children Term Life Insurance Provision (InVest). Filed herewith.

e.	Application for Variable Life Insurance Contracts. (Incorporated herein by reference to Exhibit 10 to Post-Effective Amendment No. 19 to the Registration Statement on Form S-6, File No. 2-88637, filed April 24, 1998.)

f.1.	Charter of The Travelers Insurance Company, as amended on October 19, 1994. (Incorporated herein by reference to Exhibit 3(a)(i) to the Registration Statement filed on Form S-2, File No. 33-58677, filed April 29, 1996.)

f.2.	By-Laws of The Travelers Insurance Company, as amended on October 20, 1994. (Incorporated herein by reference to Exhibit 3(b)(i) to the Registration Statement filed on Form S-2, File No. 33-58677, filed via Edgar on April 18, 1995.)

g.	Specimen Reinsurance Contracts. (Incorporated herein by reference to Exhibit g to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6, File No. 333-56952, filed February 7, 2003.)

h.	Specimen Participation Agreements. (Incorporated herein by reference to Exhibit h to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6, File No. 333-56952, filed February 7, 2003.)

i.	Administrative Contracts. Not applicable.

j.	None.

k.	Opinion of counsel as to the legality of the securities being registered. (Incorporated herein by reference to Exhibit k to Post-Effective Amendment No. 24 to the Registration Statement on Form N-6, File No. 2-88637, filed February 25, 2003.)

l.	Actuarial Opinions. Filed herewith.

Exhibit Number	Description
m.	Calculations. Filed herewith.

n.	Other Opinions. Consent of KPMG LLP, Independent Auditors. Filed herewith.

o.	Omitted Financial Statement. Not applicable.

p.	Initial Capital Agreements. Not applicable.

q.	Redeemability Exemption. (Incorporated herein by reference to Exhibit 13 to Post-Effective Amendment No. 17 to the Registration Statement on Form S-6 filed April 29, 1996.)

r.1.	Power of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for George C. Kokulis, Glenn D. Lammey, Marla Berman Lewitus and Kathleen L. Preston. (Incorporated herein by reference to Exhibit r.1. to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6, File No. 333-56952, filed February 7, 2003.)

Item 28.	Directors and Officers of the Depositor

Name and Principal Business Address	Positions and Offices with Insurance Company

George C. Kokulis	Director, President and Chief Executive Officer

Glenn D. Lammey	Director, Executive Vice President, Chief Financial Officer, Chief Accounting Officer

Kathleen L. Preston	Director and Executive Vice President

Edward W. Cassidy	Senior Vice President

Marla Berman Lewitus	Director, Senior Vice President and General Counsel

Brendan Lynch	Senior Vice President

Laura A. Pantaleo	Senior Vice President

David A. Tyson	Senior Vice President

F. Denney Voss	Senior Vice President

David A. Golino	Vice President and Controller

Gene Lunman	Vice President

Mark Reilly	Vice President and Actuary

Anthony Cocolla	Vice President

Tim W. Still	Vice President

Mahir Dugentas	Actuary

Lawrence N. Segal	Actuary

Ernest J. Wright	Vice President and Secretary

Kathleen A. McGah	Assistant Secretary and Deputy General Counsel

Item 29.	Persons Controlled by or Under Common Control with the Depositor or Registrant

Incorporated by reference to Exhibit 16 to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4, File No. 333-65942, filed April 15, 2003.

Item 30.	Indemnification

Sections 33-770 to 33-778, inclusive of the Connecticut General Statutes (“C.G.S.”) regarding indemnification of directors and officers of Connecticut corporations provides in general that Connecticut corporations shall indemnify their officers, directors and certain other defined individuals against judgments, fines, penalties, amounts paid in settlement and reasonable expenses actually incurred in connection with proceedings against the corporation. The corporation’s obligation to provide such indemnification generally does not apply unless (1) the individual is wholly successful on the merits in the defense of any such proceeding; or (2) a determination is made (by persons specified in the statute) that the individual acted in good faith and in the best interests of the corporation and in all other cases, his conduct was at least not opposed to the best interests of the corporation, and in a criminal case he had no reasonable cause to believe his conduct was unlaw ful; or (3) the court, upon application by the individual, determines in view of all of the circumstances that such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. With respect to proceedings brought by or in the right of the corporation, the statute provides that the corporation shall indemnify its officers, directors and certain other defined individuals, against reasonable expenses actually incurred by them in connection with such proceedings, subject to certain limitations.

Citigroup Inc. also provides liability insurance for its directors and officers and the directors and officers of its subsidiaries, including the Registrant. This insurance provides for coverage against loss from claims made against directors and officers in their capacity as such, including, subject to certain exceptions, liabilities under the federal securities laws.

RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by i t is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Principal Underwriter

(a)	Travelers Distribution LLC One Cityplace Hartford, CT 06103-3415

Travelers Distribution LLC also serves as principal underwriter and distributor for the following funds:

The Travelers Fund U for Variable Annuities, The Travelers Fund VA for Variable Annuities, The Travelers Fund BD for Variable Annuities, The Travelers Fund BD II for Variable Annuities, The Travelers Fund BD III for Variable Annuities, The Travelers Fund BD IV for Variable Annuities, The Travelers Fund ABD for Variable Annuities, The Travelers Fund ABD II for Variable Annuities, The Travelers Separate Account PF for Variable Annuities, The Travelers Separate Account PF II for Variable Annuities, The Travelers Separate Account QP for Variable Annuities, The Travelers Separate Account TM for Variable Annuities, The Travelers Separate Account TM II for Variable Annuities, The Travelers Separate Account Five for Variable Annuities, The Travelers Separate Account Six for Variable Annuities, The Travelers Separate Account Seven for Variable Annuities, The Travelers Separate Account Eight for Variable Annuities, The Travelers Separate Account Nine for Variable Annuities, The Travelers Se parate Account Ten for Variable Annuities, The Travelers Fund UL for Variable Life Insurance, The Travelers Fund UL II for Variable Life Insurance, The Travelers Fund UL III for Variable Life Insurance, The Travelers Variable Life Insurance Separate Account One, The Travelers Variable Life Insurance Separate Account Two, The Travelers Variable Life Insurance Separate Account Three, The Travelers Variable Life Insurance Separate Account Four, The Travelers Separate Account MGA, The Travelers Separate Account MGA II, The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities and The Travelers Timed Aggressive Stock Account for Variable Annuities, Citicorp Life Variable Annuity Separate Account and First Citicorp Life Variable Annuity Separate Account, TIC Separate Account Eleven for Variable Annuities, TLAC Separate Account Twelve for Variable Annuities, TIC Separate Account Thirteen for Variable Annuities, TLAC Separate Account Fourteen for Variable Annuities, TIC Variable Annuity Separate Account 2002, and TLAC Variable Annuity Separate Account 2002.

(b)	Name and Principal Business Address*	Positions and Offices With Underwriter

	Kathleen L. Preston	Board of Manager

	Glenn D. Lammey	Board of Manager

	William F. Scully III	Board of Manager

	Donald R. Munson, Jr.	Board of Manager, President, Chief Executive Officer and Chief Operating Officer

	Tim W. Still	Vice President

	Anthony Cocolla	Vice President

	John M. Laverty	Treasurer and Chief Financial Officer

	Alison K. George	Chief Compliance Officer

	Ernest J. Wright	Secretary

	Kathleen A. McGah	Assistant Secretary

	William D. Wilcox	Assistant Secretary

* The business address for all the above is: One Tower Square, Hartford, CT 06183

(c)	Travelers Distribution LLC (“TDLLC”), as the principal underwriter and distributor, does not receive any fees on the Policies. The Company pays compensation directly to broker-dealers who have selling agreements with TDLLC.

Tower Square Securities, Inc. provides certain limited services to TDLLC in the course of ordinary business as a principal underwriter to maintain its status as a broker-dealer in good standing with the NASD. Tower Square Securities, Inc. allocates such expenses to TDLLC.

Item 32.	Location of Accounts and Records

(1)	The Travelers Insurance Company One Cityplace Hartford, Connecticut 06103-3415

Item 33.	Management Services

Not Applicable.

Item 33.	Management Services

Not Applicable.

Item 34.	Fee Representation

The Company hereby represents that the aggregate charges under the Contracts of the Registrant described herein are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this post-effective amendment to the registration under Rule 485(b) has duly caused this post-effective amendment to this registration statement to be signed on its behalf by the undersigned duly authorized, in the City of Hartford, and State of Connecticut, on this 29th day of April, 2003.

THE TRAVELERS FUND UL FOR VARIABLE LIFE INSURANCE
(Registrant)

THE TRAVELERS INSURANCE COMPANY
(Depositor)

By:	*GLENN D. LAMMEY

Glenn D. Lammey, Chief Financial Officer, Chief Accounting Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 29th day of April, 2003.

*GEORGE C. KOKULIS (George C. Kokulis)	Director, President and Chief Executive Officer (Principal Executive Officer)

*GLENN D. LAMMEY (Glenn D. Lammey)	Director, Chief Financial Officer, Chief Accounting Officer (Principal Financial Officer)

*MARLA BERMAN LEWITUS (Marla Berman Lewitus)	Director

*KATHLEEN L. PRESTON (Kathleen L. Preston)	Director

*By:    /s/Ernest J. Wright, Attorney-in-Fact

EXHIBIT INDEX

Exhibit letter	Description	Method of Filing
d.2.	Primary or Other Insured Term Rider (MarketLife)	Electronically
d.3.	Child Term Insurance Rider (MarketLife).	Electronically
d.4.	Lapse Protection Guarantee Rider (MarketLife)	Electronically
d.5.	Maturity Extension Rider (MarketLife)	Electronically
d.6.	Cost of Living Increase Rider (MarketLife/Invest)	Electronically
d.7.	Waiver of Deduction Amount Rider (MarketLife/Invest)	Electronically
d.8.	Childrens Level Term Life Insurance Provision (Rider) (InVest).	Electronically
d.9.	Cost of Living Increase Rider (InVest)	Electronically
d.10.	Spouse and Children Term Life Insurance Provision (InVest)	Electronically
l.	Actuarial Opinions.	Electronically
m.	Calculations.	Electronically
n.	Consent of KPMG LLP, Independent Auditors	Electronically